Exhibit 10.70
ASSET PURCHASE AGREEMENT
BETWEEN
CYPRUS CREEK LAND RESOURCES, LLC
AND
ARMSTRONG COAL COMPANY, INC.
THIS ASSET PURCHASE AGREEMENT (“Agreement”) is made the 29th day of December, 2011, by and between CYPRUS CREEK LAND RESOURCES, LLC, a Delaware limited liability company (“Cyprus Creek” and/or “Seller” herein) and ARMSTRONG COAL COMPANY, INC., a Delaware corporation (“Armstrong Coal” and/or “Buyer” herein), both collectively the “Parties” herein.
RECITALS:
WHEREAS, Seller is the owner of certain real property rights and interests in coal properties located in Muhlenberg County, Kentucky (hereinafter called “Seller’s Owned Coal”); and certain leased coal lands (hereinafter the “Seller’s Leased Coal”) (hereinafter collectively referred to as the “Assets” and/or “Property”); and
WHEREAS, Seller desires to sell, lease and sublease to Buyer and Buyer desires to purchase, accept and receive from Seller certain interests and estates in the Assets as specifically described herein, based on the covenants and agreements set forth herein.
NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:
ARTICLE 1
DEFINITIONS
Capitalized terms (including the foregoing recitals and the exhibits, and schedules attached hereto, incorporated herein by reference and made a part hereof) shall have the meaning defined herein. In addition, as used herein, the following terms shall have the following meanings:
Affiliate. The term “Affiliate” means: (i) any Person which, directly or indirectly, is in control of, is controlled by or is under common control with a party for whom an affiliate is being determined; or (ii) any Person who is a director or officer (or comparable position) of any Person described in clause (i) above or of the party for whom an affiliate is being determined.
Control. The term “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any Person, whether through the ownership of equity interests, by contract or otherwise and either alone or in conjunction with others.
12/27/11
Muhlenberg Co., Ky.

Conveyancing Documents. The term “Conveyancing Documents” means the Cyprus #9 Deed, Rogers #9 Sublease, Cyprus Creek & Duncan #9 Lease and Sublease, Cyprus Creek #9 Lease, and Overriding Royalty Agreement, collectively and/or singularly in any manner.
Cyprus #9 Deed. The term “Cyprus #9 Deed” means the Seller’s Corporation Special Warranty Deed to Buyer conveying Seller’s Owned Coal, specifically comprised of Seller’s right title and interest in and to the #9 seam of coal only underlying tracts 199 and 209 as more specifically described in the Cyprus #9 Deed, subject to all terms, conditions, covenants and contained therein, from Cyprus Creek to Armstrong Coal, substantially in the same form attached hereto as Exhibit A.
Closing. The term “Closing’ shall mean the date on which this Agreement shall be executed, and the sale of Assets closed given on the date selected by the Parties, but, in no event later than close of business Thursday, December 29, 2011, at the offices of Armstrong Coal located in St. Louis, Missouri.
Person. The term “Person” means any individual, limited liability company, limited liability partnership, partnership, corporation, trust or other person or entity.
Rogers #9 Sublease. The term “Rogers #9 Sublease” means the Seller’s sublease of certain leased #9 coal reserves to Buyer, substantially in the same form attached hereto as Exhibit C and the Short Form Memorandum thereof in the same form attached hereto as Exhibit D.
Rogers Consent to #9 Sublease. The term “Rogers Consent to #9 Sublease” means the consent of the Rogers family to the Rogers #9 Sublease of certain Rogers Leased #9 Coal to Buyer, substantially in the same form attached hereto as Exhibit E.
Rogers Agreement Relating to Additional Earned Royalty. The term “Rogers Additional Royalty Agreement” means the agreement with the Rogers family for an additional one percent (1%) earned royalty for all Rogers Leased #9 Coal mined and sold, substantially in the same form attached hereto as Exhibit P.
Cyprus Creek & Duncan #9 Lease and Sublease. The term “Cyprus Creek & Duncan #9 Lease and Sublease” means the Seller’s lease and sublease of certain owned and leased #9 coal reserves to Buyer, substantially in the same form attached hereto as Exhibit F and the Short Form Memorandum thereof in the same form attached hereto as Exhibit G.
Cyprus Creek #9 Lease. The term “Cyprus Creek #9 Lease” means the Seller’s lease of certain owned #9 coal reserves to Buyer, substantially in the same form attached hereto as Exhibit I and the Short Form Memorandum thereof in the same form attached hereto as Exhibit J.
Rogers Leased #9 Coal. The term “Rogers Leased #9 Coal” means Seller’s leasehold interests in and to those certain #9 coal tracts leased from the Rogers, as described in the Rogers #9 Sublease.

Duncan Leased #9 Coal. The term “Duncan Leased #9 Coal” means Seller’s leasehold interests in and to those certain #9 coal tracts leased from Duncan, as described in the Cyprus Creek & Duncan #9 Lease and Sublease.
Duncan Consent to Partial #9 Sublease. The term “Duncan Consent to #9 Sublease” means the Duncan family consent to Seller’s sublease of certain Duncan Leased #9 Coal to Buyer, substantially in the same form attached hereto Exhibit H.
“Survant” or “Company”. The terms “Survant” and/or “Company” shall mean the Delaware limited liability company being formed and created by Cyprus Creek and Armstrong Coal pursuant to the Formation and Transfer Agreement attached hereto as Exhibit Q.
Operating Agreement. The term “Operating Agreement” shall mean Survant’s and the Company’s Operating Agreement attached hereto as Exhibit R.
Management Agreement. The term “Management Agreement” shall mean that certain agreement attached hereto as Exhibit S.
Mortgage. The term “Mortgage” shall mean that certain Fee and Leasehold Mortgage, Security Agreement, Assignment of Rents and Lease and As-Extracted Collateral, Fixture Filing, and Financing Statement attached hereto as Exhibit M.
Note. The term “Note” shall mean that certain Negotiable Promissory Note, in the principle amount of $4,435,495.83, together with interest as provided by the terms thereof, due and payable in full on June 30, 2012, attached hereto as Exhibit B.
Sales Representation Agreement. The term “Sales Representation Agreement” shall mean that certain agreement attached hereto as Exhibit T.
Formation and Transfer Agreement. The term “Formation and Transfer Agreement” shall mean that certain agreement attached hereto as Exhibit Q.
Overriding Royalty Agreement. The term “Overriding Royalty Agreement” shall mean that certain agreement attached hereto as Exhibit K and the Short Form thereof attached hereto as Exhibit L.
No Mining Boundary. The term “No Mining Boundary” shall have the same meanings set forth in the Cyprus #9 Deed and Rogers #9 Sublease.
UCC-1 Financing Statement (as-extracted collateral) shall have the same meaning as set forth in the UCC-1 and UCC-1Ad forms attached hereto as Exhibit N.

ARTICLE 2
SALE AND CONSIDERATION
Seller agrees to sell, lease and sublease to Buyer, and Buyer agrees to purchase, accept and receive the Property as follows:
(a)	Seller’s Owned Coal.
a.	Fee Conveyance — All of Seller’s right, title and interest in and to the #9 coal reserves described in the Cyprus #9 Deed, subject to the terms and conditions contained therein and in the Overriding Royalty Agreement, reserving and excepting all oil and gas and other minerals and the mining and mineral rights and privileges related thereto;

b.	Lease of Partial Interest Owned Tracts — All of Sellers right, title and interest in and to the #9 coal reserves described in the Cyprus Creek & Duncan #9 Lease and Sublease, subject to the terms and conditions contained therein and in the Overriding Royalty Agreement, reserving and excepting all oil and gas and other minerals and the mining and mineral rights and privileges related thereto; and

c.	Lease of Owned Tracts- All of Seller’s Sellers right, title and interest in and to the #9 coal reserves described in the Cyprus Creek #9 Lease, subject to the terms and conditions contained therein and in the Overriding Royalty Agreement, reserving and excepting all oil and gas and other minerals and the mining and mineral rights and privileges related thereto.
(b)	Seller’s Leased Coal.
a.	Rogers Leased #9 Coal- All of Seller’s right, title and interest in and to the Rogers Leased #9 Coal reserves described in the Rogers #9 Sublease, subject to the terms and conditions contained therein and in the Overriding Royalty Agreement, reserving and excepting all oil and gas and other minerals and the mining and mineral rights and privileges related thereto; and

b.	Duncan Leased #9 Coal- All of Seller’s right, title and interest in and to the Duncan Leased #9 Coal reserves described in the Cyprus Creek & Duncan #9 Lease and Sublease, subject to the terms and conditions contained therein and in the Overriding Royalty Agreement, reserving and excepting all oil and gas and other minerals and the mining and mineral rights and privileges related thereto.
All of the foregoing are subject to the Exceptions and Reservations set forth below and to the exceptions and reservations and footnotes contained in the Conveyancing Documents and the exhibits thereto.

(c)	Sale “As Is”. The sale of Assets is “as is, where is, with all faults or defects” without any express or implied warranty or representation by Seller as to, or any responsibility or liability of any type whatsoever of Seller (or, Affiliates, related entities or owners or employees of Seller) as to, the nature, condition, the presence or absence of any defect, workmanship, design, maintenance, repair, mining, construction or safety of the Assets except as otherwise set forth in this Agreement; and terms and conditions of sale are that Seller shall have no liability to Buyer with respect to any of the foregoing or any other liability which Buyer assumes pursuant to Article 4; and Seller shall have no liability to Buyer for loss or damage to coal reserves based in whole or in part upon an assertion that Seller has mined or developed a plan of mining in an improper, imprudent or unworkmanlike manner.

(d)	Title; Seller’s Owned Coal and Seller’s Leased Coal. Sellers do not warrant the title to Seller’s Owned Coal or Seller’s Leased Coal generally. Seller does specially warrant title to Seller’s Owned Coal as provided in the Cyprus #9 Deed, and the other real property described in the Cyprus Creek and Duncan #9 Lease and Sublease, the Cyprus Creek #9 Lease and the Rogers #9 Sublease. Other than as provided in the Cyprus #9 Deed, Cyprus Creek and Duncan #9 Lease and Sublease, the Cyprus Creek #9 Lease and the Rogers #9 Sublease , Seller shall have no liability to Buyer for any impairment of or interference with Buyer’s rights by persons claiming title interests in derogation to that of Seller. Buyer acknowledges that Seller has furnished to Buyer copies of all title information in its possession and readily available to it, including copies of abstracts of title, commitments for title insurance and title insurance policies. Abstracts of title, if existing, shall not be brought down to current date by Seller. Seller shall not bear any third party expenses whatsoever relating to the production of any such title information. Except as provided for in the Conveyancing Documents, Seller will not subdivide the Sellers’ Owned Coal and/or Seller’s Leased Coal for Buyer.

(e)	Provisions in Conveyancing Documents. The provisions of the Conveyancing Documents shall be binding upon Buyer and Buyer shall take all Assets subject to all interests, obligations, rights-of-way, easements, leases, deed and plat restrictions, partitions, severances, encumbrances, licenses, reservations and exceptions which are of record as of the date first above written, or any such rights that Buyer has received notice of under the instruments and documents described in Section 3.1(e), and to all rights of persons in possession, and to physical conditions, encroachments and possessory rights which would be evident from an inspection of the Property, including, but not limited to, the restrictive covenants affecting the Assets as set forth in the No Mining Boundary provisions of both the Cyprus #9 Deed and Rogers #9 Sublease and the Buyer hereby accepts the Assets subject to all such rights. Notwithstanding the provisions set forth above in this Section 2(e), Seller and Buyer hereby agree that Section 3(a) of the Rogers #9 Sublease is hereby amended to read as follows:
Advance Royalty; Recoupments. Armstrong Coal shall pay to Cyprus Creek the amount of advance royalty as provided under the Rogers 1947 Mineral Lease plus the amount of the additional advance royalties as provided for in the Additional Advance Royalties Agreement of $6,000.00 per month. Cyprus Creek shall pay the amounts to the Lessors. Armstrong shall be solely entitled to amounts that are recouped or recoupable from the Lessors based upon credits to the Lessee/Sublessor for payments made to Lessors prior to the date hereof. Armstrong Coal shall also be solely entitled to amounts recouped or recoupable from the Lessors based upon credits accrued or payments made of advance royalties after the date hereof.
(f)	The Property is sold “AS IS,” and Seller makes no warranty that either the #9 coal reserves being sold, leased and subleased herein are safe or suitable for underground mining, or suitable for any other purpose or use. The ability to mine the #9 coal seam is not warranted by Seller and Buyer recognizes and accepts that the coal may be unsuitable for underground mining for reasons, including, but not limited to, rough, unnatural and unstable surfaces, inadequate subjacent or lateral support, circumstances relating to the environmental quality of the Property, or other conditions arising out of the prior use of the Property. Buyer shall assume all permits and liabilities (including any environmental liabilities) associated with the Property.

(g)	Reservation of Non-Exclusive Access to Property. Seller hereby reserves unto itself and its successors and assigns, and unto its Affiliate, Cyprus Creek Land Company, LLC, (the surface owner) and unto Survant, a non-exclusive access to the Property hereby conveyed or leased or subleased, to allow Seller, Cyprus Creek Land Company, and/or Survant, and their successors and assigns access to the coal seams reserves lying beneath the coal seam so conveyed or leased or subleased; provided, however, Seller and its Affiliates acknowledge and agree that should their exercise of this Non-Exclusive Access to Property provision interfere or otherwise prohibit Buyer’s mining of any or all coal seam conveyed and/or leased herein (except those portions of Rogers Tract R237-2 and Fee Tract 209 that remain subject to restrictive covenants prohibiting mining within the No Mining Boundary and subordinate to Seller’s and its Affiliates’ dominant interests), Buyer’s mining operations and plans shall take priority and precedence, and Seller and its Affiliates agree to take whatever steps may be necessary, including, without limitation, the cessation of mining operations, in order to permit Buyer to proceed with its mining operations.

(h)	Consideration. As consideration for the sale, lease and sublease of the Assets pursuant to this Agreement, Buyer shall pay to Sellers the sum of THIRTEEN MILLION THREE HUNDRED SIX THOUSAND FOUR HUNDRED EIGHTY SEVEN AND 50/100 DOLLARS ($13,306,487.50) and all sums due under the Overriding Royalty Agreement (collectively the “Purchase Price”), as follows:
a.	EIGHT MILLION EIGHT HUNDRED SEVENTY THOUSAND NINE HUNDRED NINETY-ONE AND 67/100 DOLLARS ($8,870,991.67) cash in hand, (“Cash Payment”) payable at Closing; plus

b.	FOUR MILLION FOUR HUNDRED THIRTY-FIVE THOUSAND FOUR HUNDRED NINETY-FIVE AND 83/100 DOLLARS ($4,435,495.83) as evidenced by the Note, and secured by the Mortgage, and the UCC-1 Financing Statement (as extracted collateral) all to be executed and delivered by Buyer to Seller at the Closing; and

c.	The “Overriding Royalty” of an overriding royalty payment for each ton (2,000 pounds) of Coal mined, removed, and sold from the Property in the sum of: (i) FIVE DOLLARS AND NO CENTS ($5.00) per ton for each ton of Coal mined, removed, and sold by GRANTEE, its successors and assigns, in excess of ONE MILLION SIX HUNDRED SIXTY THOUSAND EIGHT HUNDRED FIFTY (1,660,850) tons collectively mined, removed, and sold from those certain tracts of the Property conveyed and leased to GRANTEE under the (a) Cyprus #9 Deed and the (b) Cyprus Creek #9 Lease; and, (ii) THREE DOLLARS AND TWENTY-FIVE CENTS ($3.25) per ton for each ton of coal mined, removed, and sold the Property in excess of ONE MILLION FIVE HUNDRED THIRTY-NINE THOUSAND ONE HUNDRED FIFTY (1,539,150) tons collectively mined, removed, and sold from those certain tracts of the Property leased and subleased to GRANTEE under the (a) Rogers #9 Sublease and the (b) Cyprus Creek & Duncan #9 Lease and Sublease. The Overriding Royalty shall be evidenced by the Overriding Royalty Agreement and the Short Form Memorandum thereof, all in same form attached hereto as Exhibit K, to be executed and delivered by Buyer to Seller at the Closing.
The Cash Payment shall be made by wire or interbank transfer, to such account as Seller may designate, in immediately available funds and evidence thereof shall be attached hereto as Exhibit O.
ARTICLE 3
CLOSING AND POST CLOSING
3.1 Transactions at Closing. At the Closing the following transactions shall take place:

(a)	Deliveries to Buyer. Seller shall deliver, or cause to be delivered, to Buyer:
(i)	Cyprus Creek #9 Deed, thereby transferring and conveying to Buyer title and access to the Sellers’ Owned Coal;

(ii)	Rogers #9 Sublease, Cyprus Creek & Duncan #9 Lease and Sublease, and Cyprus Creek #9 Lease, in the forms attached hereto, thereby leasing and subleasing to Buyer the certain owned and leasehold interests in the #9 coal reserves described therein of Seller;

(iii)	Copy of executed Rogers Agreement Relating to Additional Earned Royalty (1%) for the Rogers Leased #9 Coal; and

(iv)	Roger Consent to Rogers #9 Sublease.

(v)	Copy of unrecorded Rogers Agreement Relating to Additional Advance Royalty “Deep #9 Coal N of Pkwy” dated 5/3/07

(vi)	Copy of unrecorded Duncan Agreement Relating to Advance Royalties and Recoupment dated October 31, 2007

(vii)	Copy of Rogers 1947 Mineral Lease dated December 4, 1947, amended, supplemented, and extended from time to time

(viii)	Copy of Notice of Rogers 1947 Mineral Lease, Deed Book 164, page 525

(ix)	Copy of “Indenture” (Duncan Coal Lease”) dated June 10, 1967

(x)	Copy of Short Form Notice of Duncan Coal Lease, Deed Book 258, page 488
     Such other documents or instruments as may be reasonably necessary in order to consummate the transactions contemplated by this Agreement. Cyprus Creek shall use its best efforts to obtain the Duncan Consent to Partial Sublease (#9) post-closing and Armstrong Coal agrees to provide any reasonable assistance necessary to obtain the consent.
(b)	Deliveries to Seller. Buyer shall deliver, or cause to be delivered, to Seller:
(i)	The Cash Payment;

(ii)	The Note;

(iii)	The Overriding Royalty Agreement and Short Form Memorandum thereof;

(iv)	The Mortgage and the UCC-1 Financing Statement (as-extracted collateral); and

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(v)	Short Form Memorandums of the Rogers #9 Sublease, Cyprus Creek & Duncan #9 Lease and Sublease, and Cyprus Creek #9 Lease.
Each of the foregoing actions shall be deemed to have occurred simultaneously at the Closing and unless each of such actions is taken, none of the other actions shall be taken or be deemed to have been taken, and any acts which may have been performed in respect thereof shall be cancelled and treated as if void and of no force and effect.
3.2 Costs, Transfer Taxes and Fees. Regardless whether Closing occurs, except as otherwise expressly provided in this Agreement, each party hereto shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including without limitation any examination of title to the Assets, any surveys thereof, and the preparation of this and any other documents in connection with the transactions contemplated hereby. Buyer will pay all costs in connection with any brokers employed by it in connection with this transaction, any costs in connection with its examination and investigation of the Assets, and all costs in connection with the issuance of bonds or other security. All applicable real estate transfer taxes arising out of or incurred in connection with the Cyprus #9 Deed shall be borne by Buyer.
ARTICLE 4
LIABILITIES AND OBLIGATIONS
4.1 Taxes.
     (a) The Seller shall be responsible for the payment of all assessed Taxes relating to the Assets for all Tax years ending on or before December 31, 2011, which Taxes are due and payable or accrued before December 31, 2011.
     (b) The Buyer shall be responsible for the payment of all assessed Taxes relating to the Assets for all Tax years ending after December 31, 2011, which Taxes shall become due and payable after December 31, 2011.
     (c) To the extent required, the Sellers and Buyer shall cooperate in the preparation and filing of all required Tax Returns, including cooperating in the resolution of any disputes related to such Tax Returns.
4.2 Assumption of Liabilities.
     (a) On and after the Closing Date, Buyer assumes any and all liabilities to third parties (meaning persons or entities other than Buyer or Seller) of any nature or type whatsoever, accruing on or after the Closing Date, including but not limited to liabilities for property damage, personal injury, bodily injury, consequential damages, punitive damages, fines, penalties, or other damages or injuries, pursuant to any and all causes of action, whether pursuant to contract, tort, statute or otherwise, directly or indirectly, arising out of or related to the use, ownership or operation of the Assets on or after the Closing Date, including but not limited to the condition, design, safety, construction, workmanship, possession, mining, and any other use of any Asset.

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ARTICLE 5
REPRESENTATIONS AND WARRANTIES BY BUYER
As an inducement to Seller’s execution of the Agreement and its obligations to consummate the transactions provided herein, Buyer makes the following representations and warranties which shall be true and in effect as of the Closing Date.
5.1 Company Matters. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has all requisite company power and authority to carry on its business as now conducted and to execute this Agreement and perform its obligations hereunder. All company action of Buyer necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been taken, and this Agreement constitutes, and will constitute, the legal, valid and binding obligation of Buyer enforceable in accordance with its terms.
5.2 Compliance With Other Instruments. The execution, delivery and performance of this Agreement and the consummation by Buyer of the transactions contemplated hereby will not result in the violation of any provision of Buyer’s organization agreement, or any provision of any judgment, writ, decree or order applicable to it or be in conflict with, or violate the terms of, any agreement or instrument to which Buyer is a party, or to which it may be bound, or constitute a default thereunder, or an event which, with the lapse of time or the giving of notice, or both, would result in a default thereunder.
5.3 Governmental Consents. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any federal, state or other governmental agency or authority on the part of Buyer required in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein, have been made or obtained, except as such enforceability may be limited by bankruptcy and similar laws affecting the rights of creditors and general principles of equity. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance by Buyer of this Agreement in accordance with its terms will not require, with respect to Buyer, the approval or consent of or notice to any foreign, federal, state, county, local or other governmental or regulatory body, except as expressly provided in this Agreement.
5.4 Brokers’ Fees. Buyer has not retained any broker, finder or agent or agreed to pay any brokerage fees, finder’s fees or commissions with respect to this Agreement or the transactions contemplated hereby.
5.5 Litigation and Claims. There is no suit, claim, action or proceeding now pending, or, to Buyer’s knowledge, threatened, before any court, administrative or regulatory body or any governmental agency to which Buyer is a party and which may result in any judgment, order, decree, liability or other determination which would have a material adverse effect on Buyer’s ability to perform its obligations hereunder. No such judgment, order or decree has been entered against Buyer and remains unsatisfied, nor has any such liability been incurred and not discharged which has such effect.

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ARTICLE 6
REPRESENTATIONS AND WARRANTIES BY SELLER
As an inducement to Buyer’s execution of the Agreement and its obligations to consummate the transactions provided herein, Seller makes the following representations and warranties which shall be true and in effect as of the Closing Date.
6.1 Company Matters. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has all requisite company power and authority to carry on its business as now conducted and to execute this Agreement and perform its obligations hereunder. All company action of Seller necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been taken, and this Agreement constitutes, and will constitute, the legal, valid and binding obligation of Seller enforceable in accordance with its terms.
6.2 Compliance With Other Instruments. The execution, delivery and performance of this Agreement and the consummation by Seller of the transactions contemplated hereby will not result in the violation of any provision of Seller’s organization agreement, or any provision of any judgment, writ, decree or order applicable to it or be in conflict with, or violate the terms of, any agreement or instrument to which Seller is a party, or to which it may be bound, or constitute a default thereunder, or an event which, with the lapse of time or the giving of notice, or both, would result in a default thereunder.
6.3 Governmental Consents. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any federal, state or other governmental agency or authority on the part of Seller required in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein, have been made or obtained, except as such enforceability may be limited by bankruptcy and similar laws affecting the rights of creditors and general principles of equity. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance by Seller of this Agreement in accordance with its terms will not require, with respect to Seller, the approval or consent of or notice to any foreign, federal, state, county, local or other governmental or regulatory body, except as expressly provided in this Agreement.
6.4 Brokers’ Fees. Seller has not retained any broker, finder or agent or agreed to pay any brokerage fees, finder’s fees or commissions with respect to this Agreement or the transactions contemplated hereby.
6.5 Litigation and Claims. There is no suit, claim, action or proceeding now pending, or, to Seller’s knowledge, threatened, before any court, administrative or regulatory body or any governmental agency to which Seller is a party and which may result in any judgment, order, decree, liability or other determination which would have a material adverse effect on Seller’s ability to perform its obligations hereunder. No such judgment, order or decree has been entered against Seller and remains unsatisfied, nor has any such liability been incurred and not discharged which has such effect.

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ARTICLE 7
CONDITIONS TO SELLER’S OBLIGATIONS TO CLOSE
The obligations of Seller to consummate the transactions provided for in this Agreement shall be subject to the satisfaction of all conditions under Article 3 and each of the following conditions on or before the Closing, subject to the right of Seller to waive, in writing, any one or more of such conditions:
7.1 Representations and Warranties of Buyer. On the Closing Date, the representations and warranties of Buyer contained in Article 5 of this Agreement shall be true in all material respects as if made on that date.
7.2 Performance of This Agreement. Buyer shall have duly performed or complied with all of the obligations to be performed or complied with by it under the terms of this Agreement on or prior to the Closing.
7.3 Absence of Litigation. No suit, action or other proceeding or investigation which could have a material adverse effect on Seller, unless instituted by Seller, shall be pending or threatened before or by any court or governmental agency concerning this Agreement or the consummation of the transactions contemplated hereby.
7.4 Further Assurances. Seller shall have received such further instruments and documents as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained and the performance of all conditions to the consummation of such transactions.
7.5 No Default Under Any Negotiable Promissory Note, Mortgage, or Agreement. A condition precedent to sale of Assets and performance by Seller shall be that Buyer and its Affiliates, shall not be in default upon any Promissory Note made and given to Seller or any mortgage or agreement relating thereto including, without limitation, those made and given by Armstrong Coal on December 19, 2011 in the amount of $903,933.12.
7.6 Formation of Survant. On or before Closing, the Parties shall have executed the Company’s Formation and Transfer Agreement, Operating Agreement, Sales Representation Agreement, and Management Agreement.
ARTICLE 8
CONDITIONS TO BUYER’S OBLIGATIONS TO CLOSE
The obligations of Buyer to consummate the transactions provided for in this Agreement shall be subject to the satisfaction of all conditions under Article 3 and each of the following conditions on or before the Closing, subject to the right of Buyer to waive, in writing, any one or more of such conditions:

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8.1 Representations and Warranties of Seller. On the Closing Date, the representations and warranties of Buyer contained in Article 6 of this Agreement shall be true in all material respects as if made on that date.
8.2 Performance of This Agreement. Seller shall have duly performed or complied with all of the obligations to be performed or complied with by it under the terms of this Agreement on or prior to the Closing.
8.3 Absence of Litigation. No suit, action or other proceeding or investigation which could have a material adverse effect on Buyer, unless instituted by Buyer, shall be pending or threatened before or by any court or governmental agency concerning this Agreement or the consummation of the transactions contemplated hereby.
8.4 Further Assurances. Buyer shall have received such further instruments and documents as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained and the performance of all conditions to the consummation of such transactions.
8.5 Formation of Survant. On or before Closing, the Parties shall have executed the Company’s Formation and Transfer Agreement, Operating Agreement, Sales Representation Agreement, and Management Agreement.
ARTICLE 9
GENERAL INDEMNITEES
9.1 Indemnity by Seller. Seller hereby agrees from and after the Closing to defend, indemnify and hold harmless Buyer and its successors, assigns, officers, directors and employees against and in respect of:
     (a) Any and all losses and damages resulting from (i) any misrepresentations or breaches of warranty, agreement or undertaking by Seller under this Agreement, (ii) Sellers’ failure to perform or otherwise fulfill any of its agreements under this Agreement, or (iii) any and all third party actions, suits, proceedings, claims, liabilities and demands for damages of any type or nature whatsoever, resulting from the use, ownership or operation of the Property, arising or accruing before the Closing, including but not limited to liabilities for property damage, personal injury, bodily injury, consequential damages, punitive damages, fines, penalties, or other damages or injuries, pursuant to any and all causes of action, whether pursuant to contract, tort, statute or otherwise, directly or indirectly, arising out of or related to the Assets, including but not limited to the condition, design, safety, construction, workmanship, possession, mining, any other use of any Asset. In no event shall Sellers indemnify Buyer for third party claims related to the Assets for damages or claims accruing after the Closing as set forth in Section 9.2 or any claims relating to the condition of the Assets previously disclosed to or known by Buyer pursuant to Sections 2(e) and 3.1(a);
     (b) Any and all third party actions, suits, proceedings, claims, liabilities, demands, assessments alleging matter encompassed by Section 9.1(a), judgments and costs and expenses

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of any action, suit or proceeding, including reasonable attorneys’ fees actually incurred incident to any of the foregoing or the indemnification provided hereby, including a successful defense; and
     (c) Notwithstanding any other provision of this Agreement, Seller shall indemnify and hold harmless Buyer and its successors and assigns from claims and liabilities arising from any breach or default under the original third party leases (Rogers and Duncan) caused by Seller’s failure to remit any earned royalty, advance royalty, or other payment that Buyer is required to remit to Seller to satisfy any outstanding obligation owed to the original lessors; provided, that Buyer, in fact, timely and properly remits such payments to Seller. In addition, Seller hereby agrees to provide Buyer with copies of all notices of breach and/or default that Seller receives from the lessors in a timely manner. Pursuant to Section 3.1(b), Seller shall use its best efforts to obtain the Duncan Consent to Partial Sublease (#9) post-closing and hereby agrees to indemnify and hold harmless Buyer and its successors and assigns from claims and liabilities associated with any consent requirement for the Cyprus Creek & Duncan #9 Lease and Sublease arising under the Duncan Coal Lease, other than any payment or performance obligations assumed or owed by Buyer under the terms of the Cyprus Creek & Duncan #9 Lease and Sublease.
9.2 Indemnity by Buyer. Buyer hereby agrees from and after the Closing to defend, indemnify and hold harmless Seller and its respective predecessors, successors, related entities, assigns and officers, directors and employees of any of the foregoing against and in respect of:
     (a) Any and all losses and damages resulting from (i) any misrepresentations or breaches of warranty, agreement or undertaking by Buyer under this Agreement, or (ii) Buyer’s failure to perform or otherwise fulfill any of its respective agreements under this Agreement, or (iii) any and all third party actions, suits, proceedings, claims, liabilities and demands for damages of any type or nature whatsoever, resulting from the use, ownership or operation of the Property, arising or accruing on or after the Closing, including but not limited to liabilities for property damage, personal injury, bodily injury, consequential damages, punitive damages, fines, penalties, or other damages or injuries, pursuant to any and all causes of action, whether pursuant to contract, tort, statute or otherwise, directly or indirectly, arising out of or related to the Assets, including but not limited to the condition, design, safety, construction, workmanship, possession, mining, any other use of any Asset and any risk assumed by Buyer pursuant to this Agreement.
     (c) Any and all third party actions, suits, proceedings, claims, liabilities, demands, assessments alleging matter encompassed by Sections 9.2(a), or judgments and costs and expenses of any action, suit or proceeding, including reasonable attorneys’ fees actually incurred incident to any of the foregoing or the indemnification provided hereby, including a successful defense.
9.3 Defense; Settlement.
     (a) If any claim, liability, demand, assessment, action, suit or proceeding (a “Claim”) shall be asserted against an indemnitee in respect of which it proposes to demand

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indemnification, it shall promptly notify in writing the indemnitor thereof. The notice will specify the circumstances giving rise to such Claim. The indemnitor, at its expense, shall have the responsibility of contesting, defending, litigating or settling the Claim in good faith. The indemnitee may participate at indemnitor’s own expense in the negotiation, litigation or settlement of any such Claim, provided that (notwithstanding any other provision hereof) if the indemnitor agrees in writing promptly after it obtains knowledge thereof to be fully responsible for any such Claim, the indemnitee’s participation shall be at its own expense from the date of such notice. The indemnitor and the indemnitee will cooperate with each other as they reasonably may request in the handling of any Claim. If the indemnitee, without the prior consent of the indemnitor, makes any settlement with respect to any such Claim, the indemnitor shall be discharged from any liability hereunder with respect thereto.
     (b) Upon the settlement of any Claim as provided above or the final resolution of any Claim by a court of competent jurisdiction, the indemnitor will notify the indemnitee promptly. The indemnitor promptly will pay such Claim and, in addition, will pay to the indemnitee an amount equal to any losses, damages or expenses for which indemnity is prescribed herein (“Indemnity Amounts”) incurred by the indemnitee in connection with such Claim net of taxes required to make the indemnitee whole.
     (c) If the indemnitor fails to comply with its obligations under the preceding Sections, the indemnitee may elect, but shall not be obligated, to contest, defend, litigate or settle any Claim in good faith, and the indemnitor promptly will pay to the indemnitee an amount equal to any Indemnity Amounts incurred by such indemnitee in connection therewith, and any amount net of taxes required to make the indemnitee whole.
9.4 Survival. The representations, warranties, covenants and indemnities made in this Agreement and in any certificate, schedule, document, instrument or in any Conveyancing Documents delivered in connection herewith shall survive the Closing.
ARTICLE 10
MISCELLANEOUS
10.1 Assignment.
     (a) Except as otherwise expressly provided herein, neither this Agreement nor any of the rights hereunder may be assigned by either party, in whole or in part, by operation of law or otherwise without the prior written consent of the other party.
     (b) Subject to the restriction in Section 10.1(a), this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, and the terms “Buyer” and “Seller” in this Agreement shall be deemed to include the successors and assigns of Buyer and Seller.
10.2 Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated only as follows:

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     (a) By mutual consent of Seller and Buyer.
     (b) By either Seller or Buyer if, for any reason other than the failure of the party seeking to terminate this Agreement to perform its obligations hereunder, the Closing shall not have occurred on or before December 29, 2011, or such later date, if any, as Buyer and Seller may hereafter agree upon.
     (c) By Seller if the conditions of Article 7 are not satisfied by Buyer.
     (d) By Buyer if the conditions of Article 8 are not satisfied by Seller.
     (e) Should this Agreement terminate for any reason or cause, Buyer shall return to Seller any and all information, documents, maps and other materials which were provided to it, and agrees that any information obtained by it with respect to the Assets or the business of Seller, whether or not such business relate to the Assets, shall be kept confidential, shall not be given or disclosed to any other party or entity or in any manner be used by Buyer to make available to any other party or entity.
10.3 Cooperation. Buyer and Seller each agree to use reasonable efforts (i) to cause the conditions precedent to its obligation to consummate the transactions provided for herein to be satisfied, and (ii) to complete the actions required to be taken after the Closing as promptly as practicable.
10.4 Entire Agreement, Modification and Integration. This Agreement, including the schedules and exhibits attached hereto and made a part hereof, constitutes the entire agreement between the parties. No changes of, modifications of, or additions to this Agreement shall be valid unless the same shall be in writing and signed by both parties hereto. This Agreement, together with the Exhibits hereto and the other agreements to be entered into by the Parties pursuant hereto, sets forth the entire agreement and understanding of the Parties in respect to the transactions referenced herein, and supersedes all other agreements, arrangements and understandings relating to the subject matter hereof.
10.5 Third-Party Beneficiaries. Nothing in this Agreement shall entitle any person other than the undersigned parties to any claim, cause of action, remedy or right of any kind.
10.6 Severability. If any provision of this Agreement shall be determined to be contrary to law and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms, unless such unlawful and unenforceable provision is material to the transactions contemplated hereby, in which case the parties shall attempt, in good faith, to negotiate a substitute provision.
10.7 Counterparts. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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10.8 Headings. The table of contents and article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.
10.9 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Kentucky.
10.10 Payment of Fees and Expenses. Each party hereto shall pay its respective fees and expenses for counsel, accountants and other experts and all other expenses incurred by such party incident to the negotiations, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby. Should any finder or broker make claim to any fee or expense, despite the representations made by the parties, the party employing or otherwise responsible for services claimed by such broker or agent shall be responsible for the claim.
10.11 Further Documents. Each party hereby agrees to deliver to the other party, as appropriate, such other and further agreements, consents, documents, or instruments of conveyance, assignment or transfer and to do such other things and to take such other actions, supplemental or confirmatory, as may be reasonably required for the purpose of or in connection with the consummation or evidencing of the transactions contemplated hereunder. If any agreement pertaining to operation of or on any of the Assets has not been included on any schedule, Seller shall, to the extent they have the right and if Buyer elects to take such agreement, assign such agreement to Buyer.
10.12 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by registered or certified mail, postage prepaid, and addressed as set forth below:

(a)	If to Buyer:

Armstrong Coal Company, Inc.
407 Brown Road
Madisonville, KY 42431

With copy to:

Mason L. Miller
Miller & Wells, PLLC
300 East Main Street, Ste. 360
Lexington, Kentucky 40507

-and-

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Armstrong Energy, Inc.
Attn: Martin D. Wilson, President
7733 Forsyth Blvd., Suite 1625
St. Louis, Missouri 63105

(b)	If to Sellers:

Cyprus Creek Land Resources, LLC
701 Market Street, Suite 798
St. Louis, Missouri 63101

With copy to:

J. Sale Gordon
Gordon Law Offices, PSC
121 W. 2nd St.
Owensboro, Kentucky 42301
Any party may change the address to which notices are to be addressed by giving the other party notice in the manner herein set forth.
10.13 Retention and Availability of Documents. Buyer agrees to preserve and keep all books and records of Seller transferred to Buyer pursuant to this Agreement for a period of six (6) years after the Closing. Such books and records need not be kept at their current locations. During such period as such books and records are so required to be preserved and kept, duly authorized employees, attorneys, accountants, agents and other representatives of Seller shall, on reasonable prior notice, have access thereto during normal business hours to examine, inspect and copy such books and records. In addition, during such period, Buyer shall cooperate fully with Seller, including, without limitation, the making of personnel available to testify when reasonably requested by Seller, in connection with any claims, demands, audits, suits or matters of a similar nature made by or against Seller as the previous owner and operator of the Assets.
10.14 Inconsistencies. To the extent of any inconsistencies between the provisions of this Agreement relating to the obligations and responsibilities of the Parties and the liabilities assumed by them and the provisions of any other document described in this Agreement or any document required by or described in any such document, the provisions of this Agreement shall control.
10.15 Consequential and Punitive Damages. Neither party shall be liable to the other for, and any remedy shall not include, any consequential or punitive damages under any indemnity, or in connection with any misrepresentation or fraud, a breach of any covenant, warranty or representation, made in this Agreement or any of the instruments or agreements described in and required by this Agreement. This section shall not apply to consequential or punitive damages that may be recovered by a third party for which Buyer or Sellers are to be indemnified.

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10.16 Negotiation of Agreement. This Agreement was negotiated and drafted by all Parties and their attorneys, and not by any Party to the exclusion of the other Parties. The Parties agree that no ambiguity in this Agreement shall be construed against or interpreted to the disadvantage of any Party by any court, or other governmental or judicial authority, because of any Party having, or being deemed to have drafted, prepared, structured or dictated this Agreement, or any provision herein.
10.17 Performance. Waiver by any party of performance by any party of any of the provisions of this Agreement shall not be construed as a waiver of any further right to insist upon full performance of the terms of this Agreement.
10.18 Variances in Acreages. No adjustment in the Purchase Price shall be made for any variances in acreage from that represented herein; and the Purchase Price shall be construed as a lump sum amount paid for the Property as described herein.
10.19 No Recording of Agreement. Neither party shall record this Agreement.
10.20 Seller’s Retained Inspection Rights and Associated Costs. Pursuant to the terms of the Cyprus Creek and Duncan #9 Lease and Sublease, the Cyprus Creek #9 Lease, the Rogers #9 Sublease, and the Overriding Royalty Agreement, Seller has retained certain rights to inspect and/or examine the Buyer’s mine and records as more specifically described in the above referenced instruments. Without limiting any such rights, Seller hereby agrees that it shall bear its own costs and expenses associated with such inspections and/or examinations.
[remainder of page intentionally left blank]

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IN WITNESS WHEREOF, Seller and Buyer have each caused this Agreement to be duly executed and delivered in its name and on its behalf, all effective as of the day and year first written above.

SELLER:	CYPRUS CREEK LAND RESOURCES, LLC

T.L. Bethel

	By:	/s/ T.L. Bethel

	Its:	VP

BUYER:	ARMSTRONG COAL COMPANY, INC.

Martin D. Wilson

	By:	/s/ Martin D. Wilson

	Its:	President

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Elk Creek
Ohio County
SCHEDULE A
Owned Property
All of Lessor’s right, title and interest in and to the following surface and/or coal tracts situated in Ohio County, Kentucky:
(a) The Ohio County Underground #9 Coal Area of the owned Kentucky #9 seam of coal only comprised of approximately 18,153.5 entire interest acres and 673.5 partial interest acres, for a total of approximately 18, 827 owned #9 coal acres, and all of the #9 coal mining rights and privileges appurtenant thereto, in, on, and underlying the owned entire interest and partial interest #9 coal only tracts, more particularly described on the attached Exhibit A-1 and depicted on the map attached hereto as Exhibit A-2; and
(b) The Elk Creek Surface Area comprised of approximately 415 acres of owned surface, and the surface and coal mining rights and privileges appurtenant thereto, more particularly described on the attached Exhibit B-1 and depicted on the map attached hereto as B-2;
all of the aforesaid Exhibits are incorporated herein by reference and made a part hereof, together with all appurtenants thereunto belonging or in anywise appertaining, and being subject to the known exceptions and prior conveyances more particularly set forth herein.
BEING the same property acquired by Ceralvo Holdings, LLC from Cyprus Creek Land Resources, LLC and Cyprus Creek Land Company by Deed dated March 31, 2008, of record in Deed Book 373, Page 262, in the office of the Clerk of Ohio County, Kentucky.

EXHIBIT A-1
No. 9 Vein of Coal and No. 9 Coal Mining Rights Only

Item	Orig. L.C. No.	Acreage
1.	028 - 296	220.09 acres
AND BEING the same property conveyed to Peabody Coal Company by Big Rivers Electric Corporation by deed dated May 13, 1988, recorded in Deed Book 265, page 418, in the Ohio County Clerk’s office.

2.	028 - 033, T.23	258 acres
(except portion conveyed at Deed Book 237, page 80)
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

3.	028 - 122	168 acres
(except portion conveyed at Deed Book 237, page 80)
AND BEING a portion of the property conveyed to Sentry Royalty Company and Beaver Dam Coal Company by Raymond T. Nall, widower, by deed dated February 14, 1961, recorded in Deed Book 178, page 18; and also being the same property in which Peabody Coal Company conveyed its undivided 1/2 interest to Beaver Dam Coal Company, expressly reserving all underlying coal, by deed dated December 27, 1974, recorded in Deed Book 210, page 657, both in the Ohio County Clerk’s office.

4.	028 - 252	0.55 acres
AND BEING the same property conveyed to Peabody Coal Company by Edwin Brown, et ux, by deed dated June 8, 1977, recorded in Deed Book 224, page 227, in the Ohio County Clerk’s office.

5.	028 - 251	1.25 acres
AND BEING the same property conveyed to Peabody Coal Company by Earl Powers, et ux, by deed dated June 8, 1977, recorded in Deed Book 224, page 229, in the Ohio County Clerk’s office.

6.	028 - 033, T.12, P.1	135.25 acres
(except portion conveyed at Deed Book 237, page 80)
7.	028 - 033, T.6, P.2	84.875 acres
8.	028 - 033, T.2, P.2	72.5 acres
9.	028 - 033, T.45	22 acres
10.	028 - 033, T.1, P.2	58.5 acres
11.	028 - 033, T.25	41.50 acres 50% Interest
12.	028 - 033, T.15	42 acres
13.	028 - 033, T.47	75 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

14.	028 - C - 107	67 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

15.	028 - 194	5 acres
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company by J. William Bassett, Trustee, by deed dated March 2, 1971, recorded in Deed Book 192, page 387, in the Ohio County Clerk’s office.

16.	028 - C - 41	25 Less 5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

17.	028 - 234	3 Less 0.25 acres
AND BEING the same property conveyed to Peabody Coal Company by M. J. Boling, et ux., by deed dated December 2, 1974, recorded in Deed Book 210, page 311, in the Ohio County Clerk’s office.

18.	028 - O - 7	10 acres
AND BEING the same property conveyed to The Ohio County Land & Mining Company, a Kentucky corporation, by J. P. Tichenor, et ux., by deed dated February 24, 1910, recorded in Deed Book 38, page 416, in the Ohio County Clerk’s office. Beaver Dam Coal Company became the owner of all of the stock, mineral tracts, and property of the Ohio County Land & Mining Company, which was composed of the same shareholders as the Beaver Dam Coal Company.

19.	028 - C - 75	100 acres Less 3 acres,
and Less 10 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

20.	028 - 033, T.14, P.1	34.80 acres
	028 - 033, T.14, P.2	66.15 acres
21.	028 - 033, T.1, P.1	95 acres
22.	028 - 033, T.7, P.1	100 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

23.	028 - C - 68	26.5 acres
24.	028 - C - 69	100 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

25.	028 - 033, T.2, P.3	82.5 acres
26.	028 - 033, T.9	83.88 acres
27.	028 - 033, T.5, P.1	125 acres
28.	028 - 033, T.27	6.25 acres
29.	028 - 033, T.5, P.1	25 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by eed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

30.	028 - C - 133	35 acres

31.	028 - C - 134	15 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

32.	028 - 033, T.29, P.4	262 acres except cemetery
33.	028 - 033, T.29, P.5	101.25 acres

(except portion conveyed at Deed Book 237, page 80)
34.	028 - 033, T.32, P.3	25 acres Undivided 1/2 Interest
(except portion conveyed at Deed Book 237, page 80)
35.	028 - 033, T.18, P.1	240 acres
(except portion conveyed at Deed Book 237, page 80)
36.	028 - 033, T.16	100 acres
(except portion conveyed at Deed Book 237, page 80)
37.	028 - 033, T.17	55 acres
(except portion conveyed at Deed Book 237, page 80)
38.	028 - 033, T.28, P.1	41 acres
(except portion conveyed at Deed Book 237, page 80)
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

39.	028 - C - 35	679 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

40.	028 - 033, T.29, P.6	9.58 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

41.	028 - C - 144	123.75 acres
42.	028 - C - 72	109 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

43.	028 - 033, T.61	53 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal

Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

44.	028 - C - 36	133 acres
45.	028 - C - 74	16 acres
46.	028 - C - 45	36 acres
47.	028 - C - 65	80 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15,1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

48.	028 - 033, T.32, P.2	5 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

49.	028 - C - 73	50 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

50.	028 - 033, T.32, P.1	60 acres
51.	028 - 033, T.31, P.2	124.50 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

52.	028 - C - 127	30 acres
53.	028 - C - 128	29 acres
54.	028 - C - 126	60 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

55.	028 - 033, T.42	71.5 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

56.	028 - C - 34	22.5 acres
57.	028 - C - 113	230 acres Less 1 acre Cemetery
58.	028 - C - 63	62.5 acres
59.	028 - C - 64	25 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

60.	028 - 033, T.54	110.5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

61.	028 - C - 60	80 Less 20 acres, and Less 15 acres
62.	028 - C - 61	40.25 acres
63.	028 - C - 70	36 acres
64.	028 - C - 66	90.5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

65.	028 - 033, T.13	102.45 acres
66.	028 - 033, T.49, P.1	81 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

67.	028 - C - 67	31 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

68.	028 - 033, T.43	25 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

69.	028 - C - 71	20 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office. Also being a portion of the property in which Beaver Dam Coal Company conveyed all coal above the # 9 seam of coal to Blue Diamond Mining Company by deed dated November 15, 1921, recorded in Deed Book 62, page 381, in the Office of the Ohio County Clerk.

70.	028 - E - 81	13.5 Less 0.07 Acres
AND BEING the same property conveyed to Beaver Dam Coal Company by Robert Snodgrass, et ux., by deed dated December 18, 1974, recorded in Deed Book 210, page 654, in the Ohio County Clerk’s office.

71.	028 - C - 123	69.5 acres
72.	028 - C - 122	50 acres
73.	028 - C - 111	42 acres and 74 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office. Also being a portion of the property in which Beaver Dam Coal Company conveyed all coal above the # 9 seam of coal to Blue Diamond Mining Company by deed dated November 15, 1921, recorded in Deed Book 62, page 381, in the Ohio County Clerk’s Office.

74.	028 - 195	42 acres and 74 poles
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company by J. William Bassett, Trustee, by deed dated March 12, 1971, recorded in Deed Book 192, page 385, in the Ohio County Clerk’s office.

75.	038 - 121	42 acres and 74 poles
AND BEING the same property conveyed to Peabody Coal Company by Robert Snodgrass, et ux., by deed dated February 26, 1979, recorded in Deed Book 231, page 661, in the Ohio County Clerk’s office.

76.	028 - C - 112	42 acres and 74 poles
77.	028 - C - 108	15 acres
78.	028 - C - 110	43 acres and 77 poles, except 2.5 acres
79.	028 - C - 109	42 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

80.	028 - D - 87	156.875 acres Except 1 acre cemetery
81.	028 - D - 82	138.50 acres
82.	028 - D - 84	55 acres
38/40 Interest; and 2/40 Interest Adversely Possessed
83.	028 - D - 19	33.33 acres
84.	028 - D - 81	61.50 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

85.	028 - 250(2), P.2	LEASEHOLD RESERVED HEREIN

86.	028 - D - 50	31 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

87.	028 - 202	17 acres Undivided 2/7 Interest
	028 - 220	17 acres Undivided 5/7 Interest

AND BEING the same property from which Katie Ball, widow, et al., conveyed an undivided 2/7 interest to Peabody Coal Company by deed dated January 28, 1972, recorded in Deed Book 197, page 345; and from which Ernest Duncan, et ux., conveyed an undivided 5/7 interest to Peabody Coal Company by deed dated December 7, 1972, recorded in Deed Book 216, page 604; both in the Ohio County Clerk’s office.

88.	028 - D - 56	50 acres
89.	028 - D - 80	38 acres
90.	028 - D - 49	38 acres
91.	028 - D - 48	77 acres and 23 poles

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

92.	028 - C - 1	92 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

93.	028 - 250(2), P.1, T.2 and T.3	LEASEHOLD RESERVED HEREIN
94.	028 - 250(2), P.1, T.1	LEASEHOLD RESERVED HEREIN
95.	028 - 250(2), P.1, T.4	LEASEHOLD RESERVED HEREIN
96.	028 - 250(2), P.1, T.5 and T.6	LEASEHOLD RESERVED HEREIN

97.	028 - C - 62	139 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company by Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

98.	028 - 185, P.5	279 acres

AND BEING the same property, conveyed to Peabody Coal Company by BB Mining Company by deed dated August 24, 1970, recorded in Deed Book 191, page 280, in the Ohio County Clerk’s office.

99.	028 - 137, T.1	75 acres
	028 - 137, T.2	56 acres
	028 - 137, T.3, P.1	64.75 acres
	028 - 137, T.3, P.2	76 acres
	028 - 137, T.4, P.1	29.25 acres
	028 - 137, T.4, P.2	27.20 acres
	028 - 137, T.5	75 acres
	028 - 137, T.6	64 acres

AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company by Deed from Grace Addington, et al., dated November 7, 1964, recorded in Deed Book 163, page 241, in the Ohio County Clerk’s office.

100.	028 - C - 129	20 acres and 62 poles
101.	028 - C - 16	56 acres
102.	028 - C - 43	25 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

103.	028 - O - 6	15 acres

AND BEING the same property conveyed to The Ohio County Land & Mining Company, a Kentucky corporation, by Louis Brown, et ux., by deed dated September 21, 1907, recorded in Deed Book 85, page 314, in the Ohio County Clerk’s office. Beaver Dam Coal Company became the owner of all of the stock, mineral tracts, and property of the Ohio County Land & Mining Company, which was composed of the same shareholders as the Beaver Dam Coal Company.

104.	028 - 033, T.41	25 acres also known as 028 - 092, T.4
	028 - 092, T.4	25 acres also known as 028 - 033, T.41

AND BEING a portion of Tracts No. 028 - 033 conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.
FURTHER BEING a portion of Tracts No. 028 - 092 conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Gertrude Igleheart, widow, et al., by deed dated December 24, 1957, recorded in Deed Book 135, page 400; and by deed of correction dated January 3, 1959, recorded in Deed Book 139, page 338, in the Ohio County Clerk’s office.

105.	028 - C - 38	23 acres
106.	028 - C - 22	28.375 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

107.	028 - 033, T.31, P.1	39.5 acres
108.	028 - 033, T.30	2.2 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Rough River Coal Company by Deed from W. G. Parrott, et ux., dated December 17, 1946, recorded in Deed Book 103, page 394, in the Ohio County Clerk’s office. Rough River Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to The Alston Coal Company by deed dated November 21, 1947, recorded in Deed Book 105, page 621; and The Alston Coal Company conveyed its undivided 1/2 interest in Tracts No. 028 - 033 to Sentry Royalty Company by deed dated December 1, 1956, recorded in Deed Book 154, page 573; of record in the Ohio County Clerk’s office.

109.	028 - C - 40	18 acres
110.	028 - C - 37	63 Less 6 acres
111.	028 - C - 29	100.25 acres
112.	028 - C - 31	27 acres
113.	028 - C - 30	130 acres
114.	028 - C - 28	60 acres
115.	028 - C - 33	2.5 acres
116.	028 - C - 32	40 acres
117.	028 - C - 21	68.75 acres
118.	028 - C - 20	133 Less 68.75 acres
119.	028 - C - 18	50 acres Except 0.75 acre school lot
120.	028 - C - 19	26.80 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

121.	028 - 111, P.1, T.1	1 acre

AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Ray Ward, et ux., by deed dated July 25, 1960, recorded in Deed Book 145, page 479, in the Ohio County Clerk’s office.

122.	028 - 092, T.1	15.75 acres
	028 - 092, T.2	53 acres
	028 - 092, T.3	68 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Gertrude Igleheart, widow, et al., by deed dated December 24, 1957, recorded in Deed Book 135, page 400; and by deed of correction dated January 3, 1959, recorded in Deed Book 139, page 338, in the Ohio County Clerk’s office.

123.	028 - C - 39	65 acres
124.	028 - C - 17	80 acres
125.	028 - C - 50	80 acres
126.	028 - C - 10	64.75 acres
127.	028 - C - 27	59 acres
128.	028 - C - 26	40 acres
129.	028 - C - 114	51 acres
130.	028 - C - 115	182 Less 51 acres
131.	028 - C - 11	156 Less 7 acres
132.	028 - C - 23	7 acres
133.	028 - C - 24	1 acre
134.	028 - C - 125	156.25 acres
135.	028 - C - 44	10 acres
136.	028 - C - 42	70 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

137.	028 - 095	26.875 acres
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from John W. Fulkerson, single, by deed dated December 30, 1957, recorded in Deed Book 135, page 445, in the Ohio County Clerk’s office.

138.	028 - 091	67.1 acres
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Elmer L. Fulkerson, et ux., by deed dated December 23, 1957, recorded in Deed Book 135, page 391, in the Ohio County Clerk’s office.

139.	028 - 094	67.1 acres
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from O. D. Fulkerson, et ux., by deed dated December 24, 1957, recorded in Deed Book 135, page 406, in the Ohio County Clerk’s office.

140.	028 - 093, T.1	129.25 acres

AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company in the following deeds of record in the Ohio County Clerk’s office:

(a)	Gertrude Igleheart, widow, by deed dated December 24, 1957, recorded in Deed Book 135, page 397;

(b)	Leslie K. Grimes, et ux., by deed dated January 2, 1958, recorded in Deed Book 135, page 504;

(c)	Charles M. Grimes, et ux., by deed dated January 13, 1958, recorded in Deed Book 135, page 523;

(d)	Mayme Jane Grimes Holland, et vir., by deed dated January 15, 1958, recorded in Deed Book 135, page 572;

(e)	David E. Grimes, et ux., by deed dated January 21, 1958, recorded in Deed Book 135, page 587.

141.	028 - 185, P.4	151.875 acres
AND BEING the same property conveyed to Peabody Coal Company from BB Mining Company by deed dated August 24, 1970, recorded in Deed Book 191, page 280, in the Ohio County Clerk’s office.

142.	028 - 126, T.1	35 acres
	028 - 126, T.2	3 acres
	028 - 126, T.3	148 acres
	028 - 126, T.4	71.5 acres
AND BEING the same tracts conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Ross Morton, et ux., by deed dated January 20, 1962, recorded in Deed Book 151, page 180, in the Ohio County Clerk’s office.

143.	028 - D - 38	73 acres
144.	028 - D - 63	54 Less 2 acres and	100% Interest
		2-acre portion of 54 acres	80% Interest
145.	028 - D - 22	53.33 acres
146.	028 - D - 39	52.50 acres
	028 - D - 40	52 acres
147.	028 - D - 40A	3.50 acres
148.	028 - D - 53	40 acres
149.	028 - D - 47	83 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

150.	028 - C - 151	106 acres and 69.25 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

151.	1928 - 300	1.5 acres and 10.75 poles 50% Interest
	1928 - 300 - 01	1.5 acres and 10.75 poles 40% Interest

AND BEING the same property from which an undivided 1/2 interest was conveyed from Morgan Duncan, et ux., to Peabody Development Company, LLC, by deed dated February 1, 2005, recorded in Deed Book 353, page 38; and from which an undivided 2/5 interest was conveyed from Joseph S. Allen, et ux., to Peabody Development Company, LLC, by deed dated February 10, 2005, recorded in Deed Book 353, page 42; both in the Ohio County Clerk’s office.

152.	1928 - 302	7 acres	60% Interest
AND BEING the same property conveyed to Peabody Development Company, LLC, in the Ohio County Clerk’s office, as follows:

(a)	Fanny M. Curtis by deed dated March 17, 2005, recorded in Deed Book 354, page 341;

(b)	Lillian Finley Bassett by deed dated April 25, 2005, recorded in Deed Book 354, page 350;

(c)	Hubert Ashby by deed dated April 18, 2005, recorded in Deed Book 354, page 358.

153.	028 - D - 78	141.50 acres Except 15 acres
154.	028 - D - 1	52.75 acres
155.	028 - D - 23	243.33 acres
156.	028 - D - 77	40 acres
157.	028 - D - 76	160 acres Except 6 acres and 20 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

158.	028 - C - 77	50 acres
159.	028 - C - 76	78 acres
160.	028 - C - 52	50 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

161.	028 - D - 42	60 Less 5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

162.	028 - C - 53	5 acres
163.	028 - C - 54	137 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

164.	028 - D - 46	25 acres

AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

165.	028 - C - 154	71 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

166.	028 - D - 37	23 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

167.	028 - C - 55	60 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

168.	028 - D - 79	102.50 acres and 22 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

169.	028 - 083, T.5	80 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Ross Morton, et ux., et al., by deed dated February 18, 1957, recorded in Deed Book 131, page 492, in the Ohio County Clerk’s office.

170.	028 - C - 105	40 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

171.	028 - D - 65	57 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

172.	028 - 146	30 acres
AND BEING the same tract conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Elzoria Stearman Bishop, et al., by Master Commissioner Deed dated April 14, 1966, recorded in Commissioner’s Deed Book M, page 201, in the Ohio County Clerk’s office.

173.	028 - 081, T.1	130 acres
	028 - 081, T.2	100 acres
AND BEING the same tracts conveyed to Beaver Dam Coal Company and Sentry Royalty Company from R. H. Morris, et ux., by deed dated February 13, 1957, recorded in Deed Book 131, page 351; in the Ohio County Clerk’s office.

174.	028 - C - 5	38 acres
175.	028 - C - 8	105 acres except 1 acre school lot
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

176.	028 - 096	35 acres
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Ethel Morton, et al., by Master Commissioner Deed dated April 19, 1958, recorded in Commissioner’s Deed Book L, page 391, in the Ohio County Clerk’s office.

177.	028 - C - 6	40 acres
178.	028 - C - 7	10 acres
179.	028 - C - 155	90 acres
180.	028 - C - 58	55 acres
181.	028 - C - 118	80 acres
182.	028 - C - 13	86 acres
183.	028 - C - 15	85.75 acres
184	028 - C - 14	2 acres
185.	028 - C - 12	100 Less 2 acres except cemetery
186.	028 - C - 131	100 acres
187.	028 - C - 132	69.5 Less 31.25 acres
188.	028 - C - 130	31.25 acres
189.	028 - C - 47	50.5 acres except 0.5 acre cemetery
190.	028 - C - 48	55 acres
191.	028 - C - 157	87.35 less 5 acres
192.	028 - C - 9	166 acres
193.	028 - C - 149	47.25 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

194.	1123 - 005, T.1, P.1	100 acres except portion of 47.5 acres
	1123 - 005, T.1, P.2	9 acres, 2 roods
& 38 poles except portion of 47.5 acres
	1123 - 005, T.1, P.3	9 acres, 1 rood
& 23 poles except portion of 47.5 acres
	1123 - 005, T.1, P.4	30 acres, 3 roods
& 19 poles except portion of 47.5 acres
	1123 - 005, T.2	19 acres

AND BEING the same property conveyed to Peabody Development Company, LLC, from Wallace L. Loyd, et ux., et al. (heirs of O. J. Loyd) by deed dated October 14, 2004, recorded in Deed Book 351, page 240, in the Ohio County Clerk’s office.

195.	028 - C - 159	45.40 acres
196.	028 - C - 158	65 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

197.	028 - 125, T.1	10.66 acres	100% Interest
	028 - 125, T.2	31.80 acres	Approx. 93.3% Interest
	028 - 125, T.3	44.20 acres	Approx. 93.3% Interest
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company by the following deeds of record in the Ohio County Clerk’s office:
(a) Altha Addington Morton, widow, et al., by deed dated January 20, 1962, recorded in Deed Book 151, page 184;
(b) Orhal Smith, single, by deed dated March 9, 1965, recorded in Deed Book 164, page 415;
(c) Alice Addington, widow, et al., by deed dated March 24, 1965, recorded in Deed Book 164, page 591;
(d) Esther Addington, widow, et al., by deed dated March 13, 1965, recorded in Deed Book 165, page 641; and
(e) Esther Addington, widow, et al., by deed dated April 7, 1966, recorded in Deed Book 168, page 609.

198.	028 - C - 56	91 less 2 acres
199.	028 - C - 49	140 less 30 acres
200.	028 - C - 51	68 acres
201.	028 - C - 25	30 acres
202.	028 - C - 135	70 acres
203.	028 - C - 46	62.5 less 12 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

204.	028 - 083, T.1	62.5 acres	80% Interest
	028 - 083, T.2	75 acres	100% Interest
	028 - 083, T.3	102 acres	100% Interest
	028 - 083, T.4	12 acres	100% Interest
AND BEING a portion of the property conveyed to Beaver Dam Coal Company and Sentry Royalty Company from Ross Morton, et ux., et al., by deed dated February 18, 1957, recorded in Deed Book 131, page 492, in the Ohio County Clerk’s office.

205.	028 - C - 136	15.25 less 2.50 acres
206.	028 - C - 137	1.75 acres
207.	028 - C - 138	16.50 acres
208.	028 - C - 119	4.40 acres

209.	028 - C - 140	17 acres
210.	028 - C - 139	0.75 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

211.	028 - 138	135.5 acres	Approx. 58.432% Interest
AND BEING the same property conveyed to Beaver Dam Coal Company and Sentry Royalty Company by the following deeds of record in the Ohio County Clerk’s office:
(a) Ida Hicks, et vir., by deed dated December 14, 1964, recorded in Deed Book 163, page 535;
(b) O. D. Fulkerson by deed dated December 18, 1964, recorded in Deed Book 163, page 577;
(c) Athel Danks, et vir., et al., by deed dated December 15, 1964, recorded in Deed Book 163, page 582;
(d) C. O. Hunter, et ux., by deed dated December 24, 1964, recorded in Deed Book 163, page 585;
(e) Willie E. Henry, et vir., by deed dated August 17, 1967, recorded in Deed Book 175, page 560;
(f) Austin C. Hunter, et ux., by deed dated September 19, 1967, recorded in Deed Book 176, page 235;
(g) Roy Hunter Trunnell, et ux., by deed dated March 25, 1968, recorded in Deed Book 178, page 527;
(h) Martha Barnard Hess, et vir., by deed dated April 10, 1968, recorded in Deed Book 179, page 37; and
(i) Ernest B. Trunnell, et ux., by deed dated February 3, 1976, recorded in Deed Book 217, page 313.

212.	028 - C - 120	57.50 acres	100% Interest
213.	028 - C - 121	40 acres	100% Interest
214.	028 - C - 59	88 acres	50% Interest
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

215.	028 - 147, T.1	40 acres
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company from Pauline Johnson, et ux., by deed dated April 28, 1966, recorded in Deed Book 169, page 130; from Fannie White, et ux., by deed dated September 20, 1968, recorded in Deed Book 181, page 63; and from Ellen Bellew by deed dated October 1, 1968, recorded in Deed Book 181, page 155; all in the Ohio County Clerk’s office.

216.	028 - C - 57	115 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

217.	028 - 100, T.2	59 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Icelean Bennett Young by deed dated May 12, 1959, recorded in Deed Book 141, page 115, in the Ohio County Clerk’s office.

218.	028 - 070	86.5 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from Herbert Martin, et ux., by deed dated September 22, 1955, recorded in Deed Book 126, page 245, in the Ohio County Clerk’s office.

219.	028 - 053	175 Less 7 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from O. E. Allen, et ux., by deed dated March 30, 1955, recorded in Deed Book 124, page 73; and from Margaret Gill, et vir., et al., by deed dated May 23, 1955, recorded in Deed Book 124, page 443; both in the Ohio County Clerk’s office.

220.	028 - 069	145 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from Mary Lee Drake, et vir., by deed dated September 22, 1955, recorded in Deed Book 126, page 213, in the Ohio County Clerk’s office.

221.	028 - 100, T.1	30.75 acres
AND BEING the same property conveyed from Icelean Bennett Young to Sentry Royalty Company and Beaver Dam Coal Company by deed dated May 12, 1959, recorded in Deed Book 141, page 115, in the Ohio County Clerk’s office.

222.	028 - 102, T.1	12 acres
	028 - 102, T.2	37.5 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company in the following deeds, all in the Ohio County Clerk’s office:
a) Ed Bennett, et ux., dated September 15, 1959, recorded in Deed Book 142, page 512;
b) Stella Russell dated September 19, 1959, recorded in Deed Book 142, page 516;
c) Minnie Perry, et al., dated September 25, 1959, recorded in Deed Book 142, page 514;
d) Augusta Miller, et al., dated October 14, 1959, recorded in Deed Book 142, page 635;
e) Seward Bennett, et al., dated September 21, 1959, recorded in Deed Book 143, page 26;
f) Pauline Hampton, et al., dated October 14, 1959, recorded in Deed Book 143, page 28;
g) Ariee Bennett Taylor, et al., dated October 22, 1959, recorded in Deed Book 143, page 80;
h) Wilbert Bennett dated November 16, 1959, recorded in Deed Book 143, page 207;
i) Louise Anderson dated November 16, 1959, recorded in Deed Book 143, page 205.

223.	028 - 101	76.1 acres

AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Ed Bennett, et ux., by deed dated July 15, 1959, recorded in Deed Book 142, page 83, in the Ohio County Clerk’s office.

224.	1123 - 004, T.1	58.5 acres
	123 - 004, T.2	88.6 acres
AND BEING the same property conveyed to Peabody Development Company from Virginia Sue Campbell, et al. (heirs of Charles E. Wolcott), by deed dated January 30, 1998, recorded in Deed Book 311, page 79, in the Ohio County Clerk’s office.

225.	028 - 099, T.1	150 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Render Bradshaw, et al., by deed dated April 6, 1959, recorded in Deed Book 140, page 279, in the Ohio County Clerk’s office.

226.	028 - 080	186 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from Roxie P. Gish, et al., by deed dated September 8, 1956, recorded in Deed Book 130, page 189, in the Ohio County Clerk’s office.

227.	028 - C - 148	131.5 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

228.	028 - 056, T.1	115 less 2 acres
	028 - 056, T.2	Approx. 103 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company from Lucy Taylor, et vir., by deed dated April 7, 1955, recorded in Deed Book 124, page 179, in the Ohio County Clerk’s office.

229.	028 - C - 141	392.3 acres
230.	028 - C - 147	51 less 2 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

231.	028 - 099, T.2	2 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Render Bradshaw, et al., by deed dated April 6, 1959, recorded in Deed Book 140, page 279, in the Ohio County Clerk’s office.

232.	028 - 169, T.7	“100 to 120 acres” (per deed)
	028 - 169, T.8	115 1/4 acres Less 40 1/4 acres

AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Farm Enterprises, Inc., by deed dated November 22, 1967, recorded in Deed Book 177, page 105, in the Ohio County Clerk’s office.

233.	028 - C - 146	70 acres
234.	028 - C - 143	40 acres and 1 acre
235.	028 - C - 145	95 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

236.	1123 - 002 - 0A	Undivided 1/2 Interest 152.1 acres
AND BEING the same property from which an undivided 1/2 interest was conveyed to Peabody Development Company by Master Commissioner’s Deed dated February 10, 1999, recorded in Deed Book 316, page 697, of the Ohio County Clerk’s office.

237.	028 - C - 142	135 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from Hattie B. Speed, et al., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

238.	028 - 068, T.1	93.5 acres
	028 - 068, T.2	76.8 acres
	028 - 068, T.3	0.5 acres
	028 - 068, T.4	20 acres
	028 - 068, T.5	17.48 acres
	028 - 068, T.6	21.25 acres
	028 - 068, T.7	94.5 acres
AND BEING the same property conveyed to Homestead Coal Company and Beaver Dam Coal Company by deed from Wallace Roe, et ux., et al., dated September 15, 1955, recorded in Deed Book 126, page 152; and by deed from Gussie C. Roe, et vir., dated September 22, 1955, recorded in Deed Book 126, page 215; both in the Ohio County Clerk’s office.

239.	028 - 086	50 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Walter Withrow, et ux., by deed dated July 9, 1957, recorded in Deed Book 133, page 315, in the Ohio County Clerk’s office.

240.	028 - 090	178 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Bertie Eudaley, et al., by the following deeds of record in the Ohio County Clerk’s office:
a) Opia Coin, et vir., dated December 14, 1957, recorded in Deed Book 135, page 351;
b) George Erwin dated December 16, 1957, recorded in Deed Book 135, page 353;
c) Sudie Boone dated December 13, 1957, recorded in Deed Book 135, page 355;

d) William Eudaley dated November 7, 1957, recorded in Deed Book 135, page 357;
e) Bertie Eudaley, et al., dated December 13, 1957, recorded in Deed Book 135, page 359;
f) Ruth Brennick, et ux., dated December 30, 1957, recorded in Deed Book 135, page 443;
g) Mary Elizabeth Craft dated January 8, 1958, recorded in Deed Book 135, page 487;
h) Luvina Reid dated January 18, 1958, recorded in Deed Book 135, page 555; and
i) Rodney Chinn, Guardian for E. Robert and Erma Lee, dated December 28, 1957, recorded in Deed Book 136, page 350.

241.	028 - 082	189 acres
AND BEING the same property conveyed to Sentry Royalty Company and Beaver Dam Coal Company by the following deeds of record in the Ohio County Clerk’s office:
a) Eva Morton Vance, et vir., dated February 15, 1957, recorded in Deed Book 131, page 363;
b) Jean Morton Sherrill, et vir., dated February 22, 1957, recorded in Deed Book 131, page 425;
c) Ethyl Morton dated February 22, 1957, recorded in Deed Book 131, page 436.

242.	028 - 215	LEASEHOLD RESERVED HEREIN

243.	028 - D - 64	56 acres and 40 poles
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

244.	028 - 210	45 Less 3 acres
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company from Martha M. Marsh, et vir., by deed dated April 10, 1972, recorded in Deed Book 198, page 241, in the Ohio County Clerk’s office.

245.	028 - C - 150	50 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

246.	028 - D - 70	40 acres
247.	028 - D - 69	47.60 acres
248.	028 - D - 71	60 acres 3 rods and 4 poles except 6 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

249.	028 - D - 74	45 acres	25% Interest
	028 - 211	45 acres	75% Interest
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101; and the same 45-acre tract conveyed to Beaver Dam Coal Company and Peabody Coal Company from

Ben Kimmel, et ux., by deed dated May 2, 1972, recorded in Deed Book 198, page 383; both in the Ohio County Clerk’s office.

250.	028 - 204	63.50 less 19.75 acres	66% Interest
AND BEING the same property conveyed to Beaver Dam Coal Company and Peabody Coal Company from heirs of Druzilla Barnard in the following deeds of record in the Ohio County Clerk’s office:
a) Margret Everly, et al., by deed dated August 11, 1971, recorded in Deed Book 195, page 18;
b) Margaret D. Barnard, et al., by deed dated April 1, 1972, recorded in Deed Book 198, page 130;
c) Jessie B. Woodward, et vir., by deed dated August 20, 1971, recorded in Deed Book 195, page 145.

251.	028 - D - 75	19.75 acres	25% Interest
252.	028 - D - 74	202 acres and 10 acres
		except 60 acres	25% Interest
253.	028 - D - 41	66 less 30 acres
254.	028 - D - 68	30 acres
255.	028 - D - 67	64 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

256.	028 - C - 153	18.375 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

257.	028 - D - 51	133.60 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 101, in the Ohio County Clerk’s office.

258.	028 - C - 152	40 acres
AND BEING a portion of the property conveyed to Beaver Dam Coal Company from I. P. Barnard, et ux., by deed dated March 15, 1916, recorded in Deed Book 51, page 135, in the Ohio County Clerk’s office.

259.	028 - 185, P.3, T.1	120 acres
	028 - 185, P.3, T.2	74 acres
AND BEING a portion of the property conveyed to Peabody Coal Company from BB Mining Company by deed dated August 24, 1970, recorded in Deed Book 191, page 280, in the Ohio County Clerk’s office.

260.	Part of 2699-000006-00-	formerly: K-128-018, G. 6, T. 2	50 acres
		formerly: K-128-018, G. 6, T. 3	0.50 acres

AND BEING a portion of the property conveyed to Cyprus Creek Land Resources, LLC, from CNX Gas Company, LLC, by deed dated October 9, 2007, of record in Deed Book 370, page 657, in the Ohio County Clerk’s office.

261.	Part of 2699-000006-00 - formerly: K-128-018, G.4	55 acres
AND BEING a portion of the property conveyed to Cyprus Creek Land Resources, LLC, from CNX Gas Company, LLC, by deed dated October 9, 2007, of record in Deed Book 370, page 657, in the Ohio County Clerk’s office.
Common Sources of Title
1. By Quitclaim Deed dated September 30, 1957, recorded in Deed Book 134, page 219, Homestead Coal Company, a Kentucky corporation, conveyed all of the land it owned in Ohio County to Sentry Royalty Company, a Nevada corporation. (Also see the Quitclaim Deed dated December 1, 1967, recorded in Deed Book 177, page 236; both in the Ohio County Clerk’s office.)
2. By Merger approved by the Illinois Secretary of State on February 5, 1968, recorded July 28, 1972, in Miscellaneous Book 6, page 375, in the Ohio County Clerk’s office, Sentry Royalty Company merged with Peabody Coal Company. The merger occurred pursuant to Illinois law, and the instrument recites that Peabody Coal Company, an Illinois corporation, owned all of the stock of the non-surviving corporation.
3. By Deed dated March 29, 1968, recorded in Deed Book 178, page 395, in the Ohio County Clerk’s office, Peabody Coal Company, an Illinois corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Coal Company, a Delaware corporation.
4. By Deed dated September 12, 1989, recorded in Deed Book 271, page 109, in the Ohio County Clerk’s office, Peabody Coal Company, a Delaware corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, a Delaware corporation.
5. Pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware limited liability company, effective December 16, 2003, recorded April 27, 2004, in Miscellaneous Book 52, pages 627 - 630, in the Ohio County Clerk’s office.
6. Pursuant to Section 266 of the Delaware General Corporation Law, Peabody Coal Company, a Delaware corporation, converted and changed its name to Peabody Coal Company, LLC, a Delaware limited liability company, effective July 11, 2005, of record August 25, 2005, in Miscellaneous Book 55, pages 147 -152, in the Ohio County Clerk’s office.
7. By instrument effective September 12, 1989, dated December 20, 2005, and recorded in Deed Book 358, page 226, in the Ohio County Clerk’s office, Peabody Coal Company, LLC, and Peabody Development Company, LLC, confirmed the reserves transfer of September 12, 1989, at Deed Book 271, page 109.

8. By Corporate Special Warranty Deed dated and recorded on December 20, 2005, in Deed Book 358, page 301, in the Ohio County Clerk’s office, Peabody Coal Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, LLC.
9. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 308, in the Ohio County Clerk’s office, Peabody Development Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company.
10. By Deed of Confirmation effective December 20, 2005, dated December 27, 2005, and recorded January 17, 2006, in Deed Book 358, page 583, in the Ohio County Clerk’s office, Peabody Development Company, LLC, confirmed the conveyance of the surface only of certain property previously conveyed at Deed Book 358, page 308, to Central States Coal Reserves of Kentucky, LLC.
11. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 558, in the Ohio County Clerk’s office, Peabody Coal Company, LLC, confirmed that it had conveyed certain tracts to Peabody Development Company, LLC.
12. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 563, in the Ohio County Clerk’s office, Peabody Development Company, LLC, confirmed that it had conveyed certain tracts to Central States Coal Reserves of Kentucky, LLC.
13. Pursuant to Section 266 of the Delaware General Corporation Law, Beaver Dam Coal Company, a Delaware corporation, converted and changed its name to Beaver Dam Coal Company, LLC, a Delaware limited liability company, effective May 16, 2007, recorded May 21, 2007, in Miscellaneous Book 58, pages 499 - 503, in the Ohio County Clerk’s office.
14. All of the foregoing is a portion of the same property conveyed by Beaver Dam Coal Company, LLC, and Central States Coal Reserves of Kentucky, LLC, to Cyprus Creek Land Resources, LLC, by deed dated September 13, 2007, of record in Deed Book 370, page 144, in the office of the Ohio County Clerk.
15. All of the foregoing is a portion of the same property conveyed by Beaver Dam Coal Company, LLC and Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by Correction Special Warranty Deed effective September 13, 2007, recorded March 18, 2008, in Deed Book 373, page 43, in the Office of the Ohio County Clerk.
Schedule of Known
Exceptions and Prior Conveyances
1. Subject to the conveyance to A. J. Early of “all the gases, and all rights thereto” underlying all property owned by Beaver Dam Coal Company within a boundary containing 33,925.37 acres, by deed dated March 22, 1928, recorded in Deed Book 74, page 103, in the Office of the Ohio County Clerk.

2. Subject to the Notice of Royalty interest in favor of William G. Parrott, et al., dated December 19, 1983, recorded in Miscellaneous Book 16, pages 452 - 459, in the Ohio County Clerk’s office, concerning the First, Third, and Fourth Boundaries described therein.
3. Subject to the overriding royalty Agreement dated June 1, 1967, recorded in Deed Book 179, page 259, in the Ohio County Clerk’s office, between Sentry Royalty Company and W. B. Dozier, Hellen Dozier and Lula Hickman, concerning the Third Boundary described therein; additionally, all Tracts designated “028 – 033” herein.
4. Subject to the Easement Agreement among Peabody Development Company, Beaver Dam Coal Company, and Big Rivers Electric Corporation dated April 12, 1996, recorded in Deed Book 302, page 142, in the Office of the Ohio County Clerk.
5. Subject to the Easement Agreement between Peabody Coal Company and Big Rivers Electric Corporation dated March 13, 1996, recorded in Deed Book 302, page 150, in the Office of the Ohio County Clerk.
6. Subject to the Transmission Line Easements from Peabody Coal Company, Peabody Development Company, and Beaver Dam Coal Company to Kentucky Utilities Company, dated September 18, 1996, recorded in Deed Book 304, pages 39 - 89, in the Office of the Ohio County Clerk.
7. Subject to the Utility Easement from Central States Coal Reserves of Kentucky, LLC, to Cyprus Creek Land Company by instrument dated November 5, 2006, recorded in Deed Book 364, page 352, in the Office of the Ohio County Clerk.
8. Item 3: Subject to the Easement from Beaver Dam Coal Company to Big Rivers Electric Corporation dated August 17, 1982, recorded in Deed Book 245, page 600, in the Ohio County Clerk’s office.
9. Item 74: Subject to the Unrecorded 1957 Trust Agreement in which certain beneficiaries designated J. William Bassett as trustee on their behalf, to purchase the real estate of Chandler Brothers, Inc. The Agreement empowered Bassett to sell, convey, lease, or dispose of the trust estate on behalf of the beneficiaries without their personal execution of instruments; and further empowered Bassett to pay all necessary and actual expenses incident to the acquisition, ownership, and disposal of the subject real estate on behalf of the beneficiaries.
10. Item 78: Subject to the exception of a church and cemetery described in the Commissioner’s deed to John S. Dexter dated March 24, 1894, recorded in Commissioner’s Deed Book E, page 434, in the Office of the Ohio County Clerk.
11. Item 140: Subject to the highway right-of-way from Beaver Dam Coal Company and Sentry Royalty Company to Ohio County, Kentucky, dated July 17, 1961, recorded in Deed Book 156, page 45, in the Office of the Ohio County Clerk.
12. Item 142: Subject to the pipeline easement from Ross Morton, et ux., to Ashland Oil Transportation Company, by instrument dated October 13, 1955, recorded in Deed Book 127, page 33, in the Office of the Ohio County Clerk;

13. Item 144: A two (2) acre portion of the 54-acre tract is subject to an undivided 1/5 interest outstanding in the unknown heirs, unknown successors and/or assigns of Samuel K. Bishop and Catherine Ellis Bishop, husband and wife, who last appear of record in Ohio County in 1886 (Deed Book 5, page 356, in the Ohio County Clerk’s Office) as residents of Muhlenberg County, Kentucky.
14. Item 145: Subject to an undivided 1/5 interest outstanding in the unknown heirs, unknown successors and/or assigns of Samuel K. Bishop and Catherine Ellis Bishop, his wife, who last appear of record in Ohio County in 1886 (Deed Book 5, page 356, in the Ohio County Clerk’s Office) as residents of Muhlenberg County, Kentucky.
15. Item 151: Subject to an undivided interest in all coal owned by Gladys Marie Burgess 5%, Sherry Ann Maddox 1.666%, Jim V. Maddox 1.666%, and Geneva Maddox Fulkerson 1.666%.
16. Item 155: Subject to the deed from John Maddox, et al., to the United Baptist Church of West Providence dated May 7, 1855, recorded in Deed Book O, page 537, in the Ohio County Clerk’s office.
17. Items 172 and 173: Subject to the pipeline easement from Ross Morton, et ux., to Ashland Oil Transportation Company by instrument dated October 13, 1955, recorded in Deed Book 127, page 33, in the Ohio County Clerk’s office.
18. Item 150: Subject to the conveyance by J. W. Chancellor, et ux., to the Trustees of Lone Star Church by deed dated February 3, 1904, recorded in Deed Book 26, page 89, which tract description cited the existence of a graveyard in 1904.
19. Item 175: Subject to the exception of a one (1) acre school tract as stated in the tract description. The parent tract chain of title reveals no recorded conveyance of one (1) acre for a school; however, the Beaver Dam Coal Company map indicates some type of exception within the bounds of Coal Tract No. 028 - C - 8.
20. Item 185: Subject to (a) the cemetery conveyance from William L. Barnard, et ux., to trustees of Equality Church, by deed dated March 7, 1889, recorded in Deed Book 8, page 305; and (b) the exception of two (2) acres conveyed from C. M. Igleheart, et ux., to Andrew Addington, by deed dated December 12, 1899, recorded in Deed Book 24, page 452; both conveyances recorded in the Office of the Ohio County Clerk. The two (2) acre tract is designated Item 184 herein.
21. Items 193 and 194: Tract 1, and Parcels 1 through 4, are subject to an undivided 1/8 fee simple interest outstanding in the unknown heirs of Martha Tichenor Bennett and Timothy Bennett, husband and wife in 1850 (Ohio County Marriage Book F, page 90).
22. Item 196: Subject to the Transmission Line Easement from Beaver Dam Coal Company to Kentucky Utilities Company dated March 1, 1977, recorded in Deed Book 226, page 174, in the Ohio County Clerk’s office.
23. Item 197: Grantors possess no information to substantiate the ownership interest purportedly conveyed from these three tracts.
24. Item 197: Subject to outstanding partial interests in 028-125, T2 and T3.

25. Item 204:
     (a) Tract 1 (62 1/2 acres) is subject to the life estate in an undivided 1/30 interest in coal of Fannie E. Bullock, widow of W. C. Bullock who died in 1940. (See Deed Book 89, page 354.) No Affidavit of Death of Fannie E. Bullock appears of record in Ohio County.
     (b) Tract 1 (62 1/2 acres) is subject to an outstanding undivided 20% interest in all coal arising under the Will of Samuel Morton, recorded July 7, 1913, in Will Book E, page 28, in the Office of the Ohio County Clerk. In 2003, the outstanding 20% interest in all coal was owned by Hulan L. Bullock (13.33 percent), William M. Overhults (3.333 percent), and the Effie D. Everly heirs (3.333 percent).
26. Item 205: Subject to a 2 1/2-acre fee simple exception, severed from J. R. Hunter, et ux., to Sam Morton by deed dated January 20, 1902, recorded in Deed Book 24, page 343, in the Office of the Ohio County Clerk. The 2 1/2-acre tract is a southwest portion of PVA Tract No. 126-19.
27. Item 211: Subject to the following, according to instruments of record in the Ohio County Clerk’s office:
(a) Execution and recording of an Affidavit of Death in order to extinguish the dower interest of Virgie Hunter Vincent (wife of Ben. T. Vincent) in all coal underlying the 135 1/2-acre tract.
(b) Approximately an undivided 41.568% interest in all coal underlying the 135 1/2-acre tract was owned in 2003 by William M. Overhults, W. C. Overhuls, O. W. Overhuls, Susie Yeiser, Robert D. Hunter, William M. Hunter, Margaret Ethel Hunter, and the unknown heirs, successors and/or assigns of Howard H. Hunter, deceased.
(c) Pipeline right-of-way easement from Kenneth Geary, et ux., to Ashland Oil & Transportation Company by instrument dated October 21, 1955, recorded in Deed Book 127, page 28, in the Office of the Ohio County Clerk.
28. Items 215, 217 218, 220, 225 and 226: Subject to the Easement Agreement dated April 12, 1996, from Peabody Development Company and Beaver Dam Coal Company to Big Rivers Electric Corporation recorded in Deed Book 302, page 142, in the Ohio County Clerk’s office.
29. Item 215: Subject to the Easement granted to Kentucky Utilities Company by Carl Addington, et ux., dated October 4, 1977, recorded in Deed Book 226, page 168, in the Ohio County Clerk’s office.
30. Items 217 and 219: Subject to the Easement granted to Kentucky Utilities Company by Peabody Coal Company and Beaver Dam Coal Company dated March 1, 1977, recorded in Deed Book 226, page 162, in the Ohio County Clerk’s office.
31. Item 216: Subject to the following instruments of record in the Ohio County Clerk’s office:
a)	Highway right-of-way granted to the Commonwealth of Kentucky by Nancy E. Spicer, by instrument dated April 12, 1934, recorded in Deed Book 89, page 102;

b)	Easement granted to Kentucky Utilities Company by Elwood Cundiff, et ux., dated April 12, 1934, recorded in Deed Book 111, page 247;

c)	Pipeline Easement granted to Ashland Oil & Transportation Company by Elwood Cundiff, et ux., in the undated instrument recorded in Deed Book 127, page 81;

d)	Easement granted to Kentucky Utilities Company by Delphine Addington dated October 11, 1977, recorded in Deed Book 226, page 166.
32. Items 218 and 220: Subject to the following instruments of record in the Ohio County Clerk’s office:
(a) Easement granted to Kentucky Utilities Company by Herbert Martin, et ux., dated January 9, 1948, recorded in Deed Book 106, page 379;
(b) Easement granted to Kentucky Utilities Company by Fosteen Burden dated October 5, 1977, recorded in Deed Book 226, page 160; and
(c) Pipeline Easement granted to Ashland Oil & Transportation Company by Herbert Martin, et ux., in an undated instrument recorded in Deed Book 127, page 81.
33. Item 219: Subject to the following instruments of record in the Ohio County Clerk’s office:
(a) Highway right-of-way granted to the Commonwealth of Kentucky by R. H. Bennett, et ux., in the instrument dated April 11, 1934, recorded in Deed Book 89, page 112;
(b) Easement granted to Kentucky Utilities Company by lcelean B. Young dated January 8, 1948, recorded in Deed Book 106, page 405; and
(c) Pipeline Easement granted to Ashland Oil & Transportation Company by Ernest Burden, et ux., in the instrument dated October 4, 1955, recorded in Deed Book 127, page 80, in the Ohio County Clerk’s office.
34. Item 223: Subject to the 15 foot private road Easement granted to H. P. Addington by Robert Bennett, et ux., in the deed dated September 18, 1906, recorded in Deed Book 29, page 607, in the Ohio County Clerk’s office, now possessed by owners of PVA Tract No. 148 - 4B.
35. Item 225: Subject to the Easement granted to Kentucky Utilities Company by Peabody Coal Company and Beaver Dam Coal Company dated March 1, 1977, recorded in Deed Book 226, page 158, in the Ohio County Clerk’s office.
36. Item 230: Subject to the Pipeline Easement granted to Ashland Oil & Transportation Company by Herman Jones, et ux., in the instrument dated September 12, 1955, recorded in Deed Book 127, page 9, in the Ohio County Clerk’s office.
37. Items 224 and 226: Subject to the Pipeline Easement granted to Ashland Oil & Transportation Company by J. J. Wolcott, et ux., and P. M. Wolcott, et ux., in the instrument dated September 29, 1955, recorded in Deed Book 127, page 1, in the Ohio County Clerk’s office.
38. Item 238: (a) Tract No. 028 - 068, T.2, is subject to the Oil and Gas Lease dated March 27, 1992, recorded in Lease Book 180, page 385, in the Ohio County Clerk’s office, from

Warren C. Roe (trustee for Richard Wallace Hughes, II, and Jonathan Todd Hughes) to Refuge Exploration Company, Inc. of 734 Carlton Drive, Owensboro, Kentucky, 42303, for a primary term of three (3) years, or so long thereafter as production occurred on the premises; and (b) Tract No. 028 - 068, T.2 and T.4 are subject to the Oil and Gas Lease dated March 27, 1992, recorded in Lease Book 180, page 387, in the Office of the Ohio County Clerk, from Warren C. Roe, et ux., to Refuge Exploration Company, Inc. of 734 Carlton Drive, Owensboro, Kentucky, 42303, for a primary term of three (3) years, or so long thereafter as production occurred from the premises.
39. Items 229 and 230: Subject to the highway right-of-way granted to the Commonwealth of Kentucky by C. A. Liter in the deed dated April 10, 1934, recorded in Deed Book 89, page 97, in the Office of the Ohio County Clerk; and (b) C. D. Kessinger executed a similar conveyance in 1939 which cannot be reviewed due to erroneous recording information in the indices of the Ohio County Clerk.
40. Items 235 and 236: Subject to the highway right-of-way granted to the Commonwealth of Kentucky by H. G. Barnard, et ux., in the deed dated April 10, 1934, recorded in Deed Book 89, page 100, in the Ohio County Clerk’s office.
41. Items 234, 235, 236 and 237: Subject to the Pipeline Easement granted to Ashland Oil & Transportation Company by the H. G. Barnard heirs by instrument dated September 12, 1955, recorded in Deed Book 127, page 5, in the Ohio County Clerk’s office.
42. Items 214, 215, 216, 217, 218, 219, 220, 221, 222, 223, 224, 225, 226, 227, 228, 229, 230, 231, 232, 233, 234, 235, 236, 237, 238 and 239: Subject to the Reciprocal Mining Agreement dated May 31, 2007, between Beaver Dam Coal Company, LLC and Central States Coal Reserves of Kentucky, LLC and Western Land Company, LLC, recorded in Deed Book 368, page 1, in the Office of the Ohio County Clerk.
43. Items 216, 219, 221, 222 and 232: Subject to the Utility Easement from Western Land Company, LLC, to Central States Coal Reserves of Kentucky, LLC, dated December 12, 2006, recorded in Deed Book 365, page 66, in the Office of the Ohio County Clerk.
44. Items 113, 115, 116, 126, 127 and 128: Subject to the Transmission Line Easement from Western Land Company, LLC, to Central States Coal Reserves of Kentucky, LLC, dated December 27, 2006, recorded in Deed Book 365, page 397, in the Office of the Ohio County Clerk.
45. Items 249 and 252: Subject to Correction Deed by Central States Coal Reserves of Kentucky, LLC and Beaver Dam Coal Company, LLC, both Delaware limited liability companies, to Western Diamond, LLC, a Nevada limited liability company, dated September 11, 2007, of record in Deed Book 369, page 759, in the Office of the Ohio County Clerk.
46. Items 260 and 261: Subject to the limitation on grant of deeded assets, Grantor’s reservation of rights, and Grantee’s assumed liabilities contained in the Special Warranty Deed, Assignment, Assumption and Bill of Sale from CNX Gas Company, LLC, as Grantor, to Cyprus Creek Land Resources, LLC, as Grantee, dated October 9, 2007, of record in Deed Book 370, page 657, in the Office of the Ohio County Clerk.
END OF EXHIBIT A-1

115
221
251
203
152
178
184

N

Coal Owned
Coal Leased
Coal Partially Owned
Scale: 1" = 6,000'

Exhibit A-2
Cyprus Creek Land Resources, LLC to Ceralvo Holdings, LLC
Owned #9 Coal Only
Ohio County, KY

EXHIBIT B-1
Surface and Surface Coal Mining Rights Only

Item	Orig. L.C. No.	Acreage
1.	028 - 181(2)	103 acres
AND BEING a portion of the property conveyed to Peabody Coal Company and Beaver Dam Coal Company from William I. Brown, et ux., by deed dated March 13, 1970, recorded in Deed Book 201, page 381, in the Ohio County Clerk’s office.

2.	028 - 242	32 acres
AND BEING the same property conveyed to Peabody Coal Company and Beaver Dam Coal Company from Ella B. Bell, unmarried widow, by deed dated February 24, 1976, recorded in Deed Book 217, page 447, in the Ohio County Clerk’s office.

3.	028 - 296	220.09 acres
AND BEING the same property conveyed to Peabody Coal Company from Big Rivers Electric Corporation by deed dated May 13, 1988, recorded in Deed Book 265, page 418, in the Ohio County Clerk’s office.

4.	028 - 161, T.1	60.25 acres
(except portion conveyed at Deed Book 237, page 90)

	028 - 161, T.2	75.00 acres
(except portion conveyed at Deed Book 237, page 90)
AND BEING a portion of the property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Foster James, et ux., by deed dated December 15, 1966, recorded in Deed Book 177, page 317, in the Ohio County Clerk’s office.

5.	028 - 108, T.2	258 acres
(except portion conveyed at Deed Book 237, page 90)
AND BEING a portion of the property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from John Lindley, et ux., by deed dated May 17, 1960, recorded in Deed Book 155, page 151, in the Ohio County Clerk’s office.

6.	028 - 122	168 acres
(except portion conveyed at Deed Book 237, page 90)
AND BEING a portion of the property conveyed to Sentry Royalty Company and Beaver Dam Coal Company from Raymond T. Nall, widower, by deed dated February 14, 1961, recorded in Deed Book 178, page 18; and also being the same property in which Peabody Coal Company conveyed its undivided 1/2 interest to Beaver Dam Coal Company, expressly reserving all underlying coal, by deed dated December 27, 1974, recorded in Deed Book 210, page 657; both in the Ohio County Clerk’s office.

7.	028 - 252	0.55 acres
AND BEING the same property conveyed to Peabody Coal Company from Edwin Brown, et ux., by deed dated June 8, 1977, recorded in Deed Book 224, page 227, in the Ohio County Clerk’s office.

8.	028 - 251	1.25 acres
AND BEING the same property conveyed to Peabody Coal Company from Earl Powers, et ux., by deed dated June 8, 1977, recorded in Deed Book 224, page 229, in the Ohio County Clerk’s office.
Common Sources of Title
(All recorded references are to the Ohio County, Kentucky, Clerk’s Office)
1. By Quitclaim Deed dated September 30, 1957, recorded in Deed Book 134, page 219, Homestead Coal Company, a Kentucky corporation, conveyed all of the land it owned in Ohio County to Sentry Royalty Company, a Nevada corporation. Also see the Quitclaim Deed dated December 1, 1967, recorded in Deed Book 177, page 236.
2. By Merger approved by the Illinois Secretary of State on February 5, 1968, recorded July 28, 1972, in Miscellaneous Book 6, page 375, Sentry Royalty Company merged with Peabody Coal Company. The merger occurred pursuant to Illinois law, and the instrument recites that Peabody Coal Company, an Illinois corporation, owned all of the stock of the non-surviving corporation.
3. By Deed dated March 29, 1968, recorded in Deed Book 178, page 395, Peabody Coal Company, an Illinois corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Coal Company, a Delaware corporation.
4. By Deed dated September 12, 1989, recorded in Deed Book 271, page 109, Peabody Coal Company, a Delaware corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, a Delaware corporation.
5. Pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware limited liability company, effective December 16, 2003, recorded April 27, 2004, in Miscellaneous Book 52, pages 627 - 630.
6. Pursuant to Section 226 of the Delaware General Corporation Law, Peabody Coal Company, a Delaware corporation, converted and changed its name to Peabody Coal Company, LLC, a Delaware limited liability company, effective July 11, 2005, of record August 25, 2005, in Miscellaneous Book 55, pages 147 - 152.
7. By instrument effective September 12, 1989, dated December 20, 2005, and recorded in Deed Book 358, page 226, Peabody Coal Company, LLC, and Peabody Development Company, LLC, confirmed the reserves transfer of September 12, 1989, at Deed Book 271, page 109.

8. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 301, Peabody Coal Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, LLC.
9. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 308, Peabody Development Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company.
10. By Deed of Confirmation effective December 20, 2005, dated December 27, 2005, and recorded January 17, 2006, in Deed Book 358, page 583, Peabody Development Company, LLC, confirmed the conveyance of the surface only of certain property previously conveyed at Deed Book 358, page 308, to Central States Coal Reserves of Kentucky, LLC.
11. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 558, Peabody Coal Company, LLC, confirmed that it had conveyed certain tracts to Peabody Development Company, LLC.
12. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 563, Peabody Development Company, LLC, confirmed that it had conveyed certain tracts to Central States Coal Reserves of Kentucky, LLC.
13. Pursuant to Section 266 of the Delaware General Corporation Law, Beaver Dam Coal Company, a Delaware corporation, converted and changed its name to Beaver Dam Coal Company, LLC, a Delaware limited liability company, effective May 16, 2007, recorded May 21, 2007, in Miscellaneous Book 58, pages 499 - 503.
14. And being a portion of the same property conveyed by Beaver Dam Coal Company, LLC and Central States Coal Reserves of Kentucky, LLC, to Cyprus Creek Land Resources, LLC, by deed dated September 13, 2007, of record in Deed Book 370, page 144.
15. And being a portion of the same property conveyed by Cyprus Creek Land Resources, LLC to Cyprus Creek Land Company by deed dated September 13, 2007, recorded in Deed Book 370, page 199.
16. And being a portion of the same property conveyed by Beaver Dam Coal Company, LLC and Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC, by Correction Special Warranty Deed of Conveyance effective September 13, 2007, recorded March 28, 2008, in Deed Book 373, page 43.
Schedule of Known
Exceptions and Prior Conveyances
1. Subject to the Notice of Royalty Interest in favor of William G. Parrott, et al., dated December 19, 1983, recorded in Miscellaneous Book 16, page 452, concerning the Third Boundary described therein.
2. Subject to the Overriding Royalty Agreement dated June 1, 1967, recorded in Deed Book 179, page 259, between Sentry Royalty Company and W. B. Dozier, Helen Dozier, and Lula Hickman, concerning the Third Boundary described therein.

3. Subject to the conveyance to A. J. Early of “all the gases, and all rights thereto” underlying all property owned by Beaver Dam Coal Company within a boundary containing 33,925.37 acres, by deed dated March 22, 1928, recorded in Deed Book 74, page 103.
4. Item 4: Subject to the following instruments of record:
     (a) The 1/4-acre cemetery excepted by heirs of John Howell in the deed dated and recorded April 8, 1833, in Deed Book F, page 393;
     (b) Highway right-of-way to Ohio County, Kentucky, dated February 13, 1931, recorded in Deed Book 78, page 194;
     (c) Highway right-of-way to the Commonwealth of Kentucky dated September 9, 1933, recorded in Deed Book 81, page 595;
     (d) Highway right-of-way to the Commonwealth of Kentucky dated September 19, 1933, recorded in Deed Book 81, page 596;
     (e) Conveyance of Raymond Nall Road by Big Rivers Electric Corporation, et al., to Ohio County, Kentucky, dated January 10, 1984, recorded in Deed Book 249, page 599; and
     (f) Pole Line Agreement from Bernie Tichenor, et ux., to Kentucky Utilities Company dated March 17, 1947, recorded in Deed Book 104, page 331. The cited utility easement has been relocated but no instrument appears of record to this effect. See the plat of record in Deed Book 237, page 102, which depicts the power line easement as located in 1980.
5. Item 5: Subject to the following instruments of record:
     (a) The undivided 1/8 interest in the Alney Tichenor estate (179 acres) outstanding in the heirs of Maria Tichenor and Squire W. Tichenor, wife and husband. Maria Tichenor last appears of record in 1903 (Deed Book 30, page 453). The Affidavit of Descent dated April 17, 1950, recorded April 22, 1950, in Deed Book 111, page 120, states that S. W. Tichenor died intestate circa 1945, an unmarried resident of Ohio County, survived by the following persons who constitute his sole heirs:

Clyde Tichenor	Son	64	Centertown, Ky.	1/4
Gerda M. Tichenor	Daughter	72	Centertown, Ky.	1/4
Melissa A. James	Daughter	64	Centertown, Ky.	1/4
Willie L. Myers	Daughter	68	Alcoa, Tn.	1/4
     (b) Road reservation described in the deed dated September 19, 1919, recorded in Deed Book 57, page 639, in which C. A. Lindley, et ux., and John Lindley, et ux., conveyed the 258 acre parent tract to Homer Nation and Bert Nation. The road is located within Surface Tract No. 028 - 197, T. 1, as the same was conveyed to Theodore Hill, et ux., in 1919 (Deed Book 61, page 525).
     (c) Agreement of Right of Way dated November 2, 1936, recorded in Deed Book 85, page 97, in which Bert Nation, et ux., et al., granted a right-of-way across the subject tract to Kentucky Natural Gas Corporation of Owensboro, Kentucky.
6. Item 6: Subject to the following instruments of record:
     (a) The 168 acre tract is erroneously described in all instruments of record from 1875 to the present, which description fails to account for an 18 3/4 acre parcel described in 1830 at Deed Book F, page 242, comprising a northeastern portion of the 168 acre parent tract.

     (b) The highway right-of-way deed dated September 6, 1933, recorded in Deed Book 81, page 593, by James N. Nall, et ux., to the Commonwealth of Kentucky, State Highway Commission.
     (c) Pole Line Agreement dated May 13, 1947, recorded in Deed Book 104, page 392, by Raymond T. Nall to Kentucky Utilities Company.
7. Item 8: Subject to the following highway rights-of-way of record:
     (a) Deed dated February 3, 1931, recorded in Deed Book 78, page 191, by J. N. Nall, et ux., to Ohio County, Kentucky;
     (b) Deed dated August 22, 1931, recorded in Deed Book 78, page 216, by J. N. Nall, et ux., to Ohio County, Kentucky; and
     (c) Deed dated September 6, 1933, recorded in Deed Book 81, page 593, by J. N. Nall, et ux., to the Commonwealth of Kentucky, State Highway Commission.
END OF EXHIBIT B-1

RIVER
1
2
3
4
5
6
7
8
Matanzas
Kirtley
028-250(2)

N

Surface Owned

Scale: 1" = 3,000'

Exhibit B-2
Cyprus Creek Land Company to Ceralvo Holdings, LLC
Owned Surface
Ohio County, KY

SCHEDULE B
Leased Property
All of Lessor’s right, title and interest in and to the following surface and/or coal tracts situated in Ohio County, Kentucky: all of the #9 vein or seam of coal and the coal mining rights and privileges appurtenant thereto, in, on and underlying the real property more particularly described on Exhibit A attached hereto and depicted on the map attached as Exhibit B, both of the aforesaid Exhibits are incorporated herein by reference and made a part hereof, together with all appurtenants thereunto belonging or in anywise appertaining, and being subject to the known exceptions and prior conveyances more particularly set forth herein.
BEING the same property acquired by Ceralvo Holdings, LLC from Cyprus Creek Land Resources, LLC by Assignment and Assumption of Mineral Leasehold Estate (Danks and Ray #9 Coal Only), dated March 31, 2008, a Memorandum of which being of record in Deed Book 373, Page 199, in the office of the Clerk of Ohio County, Kentucky.
Underlying lease: Agreement between Athel W. Danks and Richard A. Danks and Amy Ray and Ed Ray in favor of Peabody Coal Company dated August 25, 1972, a short form of which is of record in Deed Book 200, Page 215, in the office of the Clerk of Ohio County, Kentucky.

2

EXHIBIT A
Tract No. 028 - 215, Parcels 1 - 6
Parcel 1: Beginning at two beeches on the bank of Green River, thence N. 12-1/2 E. 167 poles and 13 links to a stone; thence
S. 68-1/4 E. 143 poles to a stone, thence S. 28 W. 76 poles and 23 links to a stone; thence S. 57-1/2 E. 30 poles and 8 links to a stone; thence S. 20-1/2 W. 66 poles to a hickory bush and stone on the bank of Green River; thence down the river to the beginning, containing 131 acres.
Parcel 2: Beginning at a stone; thence N. 12-1/2 E. 58 poles and 12 links to a small ash and stone; thence S. 68-1/4 E. 141 poles to a stone, thence South 2 West 38 poles and 5 links to a stone; thence South 28 West 21 poles and 12 links to a stone; thence North 68-1/4 West 143 poles to the beginning, containing 52 acres.
Parcel 3: Beginning at a stone; thence South 57-1/2 E. 30 poles and 8 links to a stone; thence South 66 East 49 poles and 5 links to a stone; thence North 48-1/2 E. 20 poles and 7 links to a stone in the Hartford and Ceralvo Road; thence North 65-1/2 East 43 poles and 16 links to a stone in said road; thence North 50-3/4 E. 24 poles and 20 links to a stone; thence South 69 East 20 poles to two black oaks and a stone; thence North 36-3/4 East 8 poles and 17 links to a black oak and stone; thence North 11 W. 33 poles and 5 links to a down poplar, black gum and stone; thence North 9-1/2 East 38 poles and 20 links to a poplar and hickory; thence North 72-1/2 W. 32 poles to a black oak stump, hickory and stone; thence North 68-1/4 W. 113 poles and 20 links to a stone; thence South 2 West 38 poles and 5 links to a stone; thence S. 28 W. 98 poles and 10 links to the beginning, containing 115-1/2 acres.
Parcel 4: Beginning at a stone in the original line between Presley L. Wood and D. W. Kimmel on the West side of the Hartford and Ceralvo road; thence with said road N. 36 1/4 E. 31 rods and 8 links to a stone, thence with said road N. 26 E. 11 rods and 20 links to a stone, thence with the road that connects the Hartford and Ceralvo road with the Hartford and South Carrollton road,
N. 42 1/4 W. 35 rods and 16 links to a stone; thence S. 9 1/2 W. 34 rods to a black gum down poplar and stone; thence S. 11 E. 30 rods to the beginning, containing Six acres more or less.
Parcel 5: Beginning at a black gum, the South west corner of J. O. Kimbley’s land, thence North 104-8/11 poles to a stone in the original line thence North 70 West 91 poles to a stone in a branch, thence North 3 East 57 1/2 poles to a stone on bank of branch in M. F. Kimbley’s line, thence with his line North 87 1/2 West 27 poles to a poplar tree and stone, E. W. Smith’s corner in M. F. Kimbley’s line, thence with E. W. Smith’s line South 152 8/11 poles to a gum tree and stone in V. B. Morton’s line, thence South 70 East 121 poles to the beginning and containing 81 acres more or less.
Parcel 6: Beginning at a stone in Hartford and Ceralvo Road; thence South 63-1/2 East 30 rods and 23 links to a stone; thence South 17-3/4 West 12 rods and 15 links to a stone in the back line of the Town Plat of Ceralvo; thence South 64-1/2 East 23 rods and 17 links to a stone in Mrs. Druzilla Barnard’s line; thence North [28 E] 76-1/2 rods to a stone and two black oaks, P.

L. Wood’s corner; thence N. 69 W. 20 rods to a stone; thence South 50-3/4 West 24 rods and 20 links to a stone in the Hartford and Ceralvo road; thence S. 65-1/2 W. with said road 50 rods and 10 links to the beginning, containing 16 acres more or less.
AND BEING the same property in which the No. 9 seam of coal was leased to Peabody Coal Company by Athel W. Danks, et vir., and Ama W. Ray, et vir., by Agreement dated August 25, 1972, recorded in Deed Book 200, page 215, in the Ohio County Clerk’s office.
Common Sources of Title
     All recording references are to the Office of the Ohio County Clerk:
1. By Deed dated September 12, 1989, recorded in Deed Book 271, page 109, Peabody Coal Company, a Delaware corporation, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, a Delaware corporation.
2. Pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware limited liability company, effective December 16, 2003, recorded April 27, 2004, in Miscellaneous Book 52, pages 627 - 630.
3. Pursuant to Section 226 of the Delaware General Corporation Law, Peabody Coal Company, a Delaware corporation, converted and changed its name to Peabody Coal Company, LLC, a Delaware limited liability company, effective July 11, 2005, of record August 25, 2005, in Miscellaneous Book 55, pages 147 - 152.
4. By instrument effective September 12, 1989, dated December 20, 2005, and recorded in Deed Book 358, page 226, Peabody Coal Company, LLC, and Peabody Development Company, LLC, confirmed the reserves transfer of September 12, 1989, at Deed Book 271, page 109.
5. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 301, Peabody Coal Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Peabody Development Company, LLC.
6. By Corporate Special Warranty Deed dated and recorded December 20, 2005, in Deed Book 358, page 308, Peabody Development Company, LLC, conveyed all of the property it owned in Ohio County, Kentucky, to Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company.
7. By Deed of Confirmation effective December 20, 2005, dated December 27, 2005, and recorded January 17, 2006, in Deed Book 358, page 583, Peabody Development Company, LLC, confirmed the conveyance of the surface only of certain property previously conveyed at Deed Book 358, page 308, to Central States Coal Reserves of Kentucky, LLC.
8. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 558, Peabody Coal Company, LLC, confirmed that it had conveyed certain tracts to Peabody Development Company, LLC.

9. By instrument effective December 20, 2005, dated August 23, 2006, recorded August 24, 2006, in Deed Book 362, page 563, Peabody Development Company, LLC, confirmed that it had conveyed certain tracts to Central States Coal Reserves of Kentucky, LLC.
10. By Assignment and Assumption of Mineral Leasehold Estate dated September 10, 2007, of record in Deed Book 370, page 368, Central States Coal Reserves of Kentucky, LLC assigned to Cyprus Creek Land Resources, LLC, a Delaware limited liability company, all of its right, title and interest in and to the Dank/Ray Agreement.
Schedule of Known
Exceptions and Prior Conveyances
1. Subject to an overriding royalty interest referred to in the Notice of Royalty Interest in favor of William G. Parrott, et al, dated December 19, 1983, recorded in Miscellaneous Book 16, page 452, in the Office of the Ohio County Clerk, concerning the Fourth Boundary described therein.
2. Parcels 2, 5 and 6 are subject to the unrecorded Affidavit of Descent of E. B. Wood executed by Athel W. Danks in 1972, which is in the possession of the grantors herein.
3. Parcels 3 and 4 are subject to the coal reservation by Athel Wood Danks, et vir., et al., by deed dated August 15, 1946, recorded in Deed Book 102, page 304.
4. Parcel 5 is subject to the coal reservation by E. B. Wood by deed dated May 22, 1917, recorded in Deed Book 53, page 249.

Equality
Creek
Williams
Mile
90
NORMAL POOL ELEVATION 363
Ceralvo
GREEN
1379
N

Coal Leased

Scale: 1" = 2,000'

Exhibit B
Cyprus Creek Land Resources, LLC to Ceralvo Holdings, LLC
Leased #9 Coal Only
Ohio County, KY

EXHIBIT A
TO
ASSET PURCHASE AGREEMENT
Corporation Special Warranty Deed – Tracts 209 and 199

CORPORATION SPECIAL WARRANTY DEED
     THIS CORPORATION SPECIAL WARRANTY DEED (“Deed”) is made and entered into on this the ______ day of __________________, 2011, by and between:
CYPRUS CREEK LAND RESOURCES, LLC
A Delaware limited liability company
701 Market Street, Suite 798
St. Louis, Missouri 63101
(hereinafter called “GRANTOR”)
-and-
ARMSTRONG COAL COMPANY, INC.
A Delaware corporation
407 Brown Road
Madisonville, Kentucky 42431
(hereinafter called “GRANTEE”).
     WITNESSETH: That for and in consideration of the total sum of EIGHT MILLION, THREE HUNDRED FOUR THOUSAND, TWO HUNDRED FIFTY DOLLARS ($8,304,250.00), cash-in-hand paid by Grantee to Grantor upon the date hereof, the receipt of which is hereby acknowledged, and the payment by Grantee to Grantor of an overriding royalty upon coal mined and sold from the following defined #9 Coal Property as stated in a certain Overriding Royalty Agreement between the parties of even date herewith; and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, and WARRANT SPECIALLY, as hereinafter recited, unto Grantee its successors and assigns forever, two tracts of the Kentucky Number 9 seam of coal only together with the Kentucky Number 9 coal mining rights and privileges only, subject to a certain restrictive covenant running with land set forth below, situated in Muhlenberg County, State of Kentucky, and generally situated within the boundaries depicted on the map attached hereto as Exhibit A and more particularly described on Exhibit B attached hereto, incorporated herein by reference and made a part hereof (hereinafter the “#9 Coal Property”) together with all the hereditaments and appurtenances thereunto belonging, and with all the estate, right, title, interest, claim or demand whatsoever, of the Grantor, either in law or equity, of, in and to the #9 Coal Property.

Tracts 199 and 209	12/12/11
#9 Coal & #9 Coal Mining Rights
N of S ROW of Parkway
Muhlenberg Co., Ky.

1

     RECORD NOTICE OF OVERRIDING ROYALTY AGREEMENT. The #9 Coal Property is subject to an Overriding Royalty Agreement granted by Armstrong Coal Company, Inc., Grantee herein, to Cyprus Creek Land Resources, LLC, Grantor herein, of even date herewith which grants an overriding royalty of a certain percentage of the Gross Sales Price, as defined in the Overriding Royalty Agreement, which shall be deemed a covenant running with the land. This Deed is intended to serve as record notice of the Overriding Royalty Agreement, as it relates to the two tracts of #9 Coal Property conveyed herein, and the parties’ respective interest in and to that Agreement and this Deed shall not be construed as a change, modification, amendment, or enlargement of the Overriding Royalty Agreement, a short form memorandum of which has also been filed of record.
     The Grantor, for itself, and for its successors, does represent, warrant, promise and agree, to and with the Grantee, its successors and assigns, that Grantor has not done, or suffered to be done, anything whereby Grantor’s title in said #9 Coal Property hereby granted is, or has been, in any manner encumbered or charged, except as herein recited; and that Grantor will warrant and forever defend Grantor’s title in the #9 Coal Property against all persons claiming, or to claim the same, by, through or under Grantor and against none else. The Grantor does not warrant title generally. Grantor shall not be responsible for or liable to Grantee or its successors and assigns for defects in title existing, attaching, or accruing prior to Grantor’s acquisition of the #9 Coal Property.
     This conveyance is subject to all rights-of-way, easements, leases, deed and plat restrictions, partitions, severances, encumbrances, licenses, reservations and exceptions which are of record as of the date first above written, to the lien of real property taxes and special assessments, if any, upon the #9 Coal Property which taxes and assessments are not yet due and payable, and to all rights of persons in possession, and to physical conditions, encroachments and possessory rights which would be evident from an inspection of the #9 Coal Property. Grantor agrees to pay the 2011 Unmined Minerals (Coal) taxes.
     RESTRICTIVE CONVENANT RUNNING WITH THE LAND. The #9 Coal Property hereby conveyed shall be subject to a restrictive covenant running with the land prohibiting the Grantee, its successors and assigns, and any subsequent owner, lessee and other holders of the #9 Coal Property from entering upon or mining any portion of Tract 209, depicted on Exhibit A, situated within the “No Mining Boundary” depicted on Exhibit A, and described on Exhibit B hereto. This restrictive covenant shall be to the benefit of the Grantor, its affiliated company, Cyprus Creek Land Company, Inc., a Delaware corporation (the present surface owner), and their respective successors and assigns. Grantor and Grantee agree the boundary of the no mining area need not be surveyed and that they are familiar with the location of the no mining area located within the “No Mining Boundary” depicted on Exhibit A hereto. To ensure compliance with this restrictive covenant, Grantee shall be obligated to furnish Grantor copies of its projected mine plans affecting Tract 209 prior to mining upon that tract and upon completion of mining of that tract.
     Grantee represents that it has inspected the Property and agrees to accept the same “AS IS.”
     TO HAVE AND TO HOLD the #9 Coal Property unto the Grantee, its successors and assigns, forever; provided, however, that this conveyance is made and accepted upon the following covenants which shall be binding upon and enforceable against Grantee and Grantee’s successors and assigns and shall be deemed covenants running with the land: (1) Grantee assumes all risks and responsibility for any injuries or damages sustained by any

2

person or to any property, in whole or in part, resulting from, arising out of, or in any way connected with, the possession or use of the #9 Coal Property by Grantee; (2) Grantor does not warrant or represent subjacent or lateral support of the surface or sub-surfaces of the #9 Coal Property and does hereby reserve and except from its conveyance herein all rights and interests to same unto Grantor, its successors and assigns; (3) Grantor does not warrant or represent that the #9 Coal Property is safe, habitable or otherwise suitable for the purposes for which it is intended to be used by Grantee or for any other purpose whatsoever; and (4) Grantee takes the #9 Coal Property subject to the restrictive covenant running with the land, set forth herein above, prohibiting entry upon or mining any portion of Tract 209 that is situated within the “No Mining Boundary” depicted on Exhibit A hereto.
     The ability to mine such coal seam is not warranted by Grantor and Grantee recognizes and accepts that the coal seam may be unsuitable for either surface and/or underground mining for reasons including, but not limited to, rough unnatural and unstable surface, inadequate subjacent or lateral support, circumstances related to the environmental quality of the #9 Coal Property or other conditions arising out of the prior use of the #9 Coal Property.
     The parties do hereby certify and affirm under oath that the true and actual consideration paid for transfer of the real property herein is $8,304,250.00.
     The Unmined Minerals (Coal) Tax bill for 2011 shall be sent to Cyprus Creek Land Resources, LLC at its address of 701 Market Street, Suite 798, St. Louis, Missouri 63101. For tax years 2012 and thereafter, such bills shall be sent to Armstrong Coal Company, Inc., at its address of 407 Brown Road, Madisonville, Kentucky 42431.
     This Deed may be executed in one or more identical counterparts which may be combined into one or more identical documents, but all of which together shall constitute one and the same instrument, each of which shall be deemed an original.
     Grantor and Grantee, by their execution hereof, hereby certify, pursuant to KRS 382.135 that the amount stated hereinabove is the full consideration given for the real property described above.
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     IN WITNESS WHEREOF, said Grantor and Grantee have caused this instrument to be executed by their respective duly authorized officers, who represent and certify that they are the duly elected officers of the Grantor and Grantee, respectively, and have full authority on behalf of their respective corporations to execute and deliver this Corporation Special Warranty Deed; that Grantor represents that it has full corporate capacity to convey the real estate hereby conveyed and that all necessary action for the making of such conveyance has been taken and done.

GRANTOR:	CYPRUS CREEK LAND RESOURCES, LLC

By:
James C. Sevem, Vice President

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by James C. Sevem as Vice President for and on behalf of Cyprus Creek Land Resources, LLC, a Delaware limited liability company, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law, for the purposes set forth herein, on this the ______ day of ______________, 2011.

(SEAL)

Notary Public,

My commission expires:  ______________

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     WITNESS, the execution of:

GRANTEE:	ARMSTRONG COAL COMPANY, INC.
By:
Martin D. Wilson, President

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Martin D. Wilson as President for and on behalf of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law, for the purposes set forth herein, on this the ______ day of ______________, 2011.

(SEAL)

Notary Public,

My commission expires: ____________________
THIS INSTRUMENT PREPARED BY:
__________________________
M. Kirby Gordon II
GORDON & GORDON, P.S.C.
6357 KY Hwy 405
P.O. Box 398
Owensboro, Kentucky 42302-0398
(270) 281-0398

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EXHIBIT A
TO
CORPORATION SPECIAL WARRANTY DEED
MAP

6

MUHLENBERG COUNTY
D556 PG417

OHIO CO
MUHLENBERG CO
GREE
Nelson
Creek
STRIP MINES
199
209
No Mining Boundary
CENTRAL
STRIP MINES
PARKWAY
STRIP
MINES

Owned KY #9 Seam Tracts
No Mining Boundary
Scale: 1"=2,000'

N

Exhibit A
KY #9 Seam Owned Tracts
Muhlenberg County, KY

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EXHIBIT B
TO
CORPORATION SPECIAL WARRANTY DEED
All recording references are to the Office of the Muhlenberg County Clerk.
TRACT 199 – LC#016-745 P16 and P17
Parcel 16
A strip of land of even width, 100 feet on each side of the following described centerline; beginning at an iron pipe, 4 feet E of a 30 inch gum in the East — West property line between Ayrshire Collieries Corporation’s 126.5 acre Roy Johnson tract and Katie B. Reneer, which iron pipe is N 88-20 W 3231 feet (old call S 86 W) from a 1-1/4 inch iron axle at a root wad, corner to Rogers, Ayrshire Collieries Corporation and Katie B. Reneer; thence N 02-14 W 858.4 feet across the lands of Katie B. Reneer to another iron pipe near a 10-inch elm and 18-inch gum on the S side of a ditch in the East — West property line between Ayrshire Collieries Corporation’s 77-acre Luther Faught tract and Katie B. Reneer, which iron pipe is approximately 477 feet East of Katie B. Reneer’s Northwest corner. Said tract of land contains 3.94 acres and extends from the Roy Johnson tract on the South to the Luther Faught tract on the North.
Parcel17
Tract #1: Beginning at an old corner, gum and maple, corner to Joseph Milligan; thence N 4 W 52 poles to a rock marked “BB”; thence N 86 E 154 poles to a rock marked “BB”; thence S 4 E 52 poles to a small dogwood, black gum and hickory in Milligan’s line; thence with same S 86 W 150 poles to the beginning, containing 50 acres, more or less.
Tract #2: Beginning at a rock near a maple and beech corner to John Brinkman’s survey running N 86 E about 70 poles to the old line, a red oak, elm and hickory marked; thence S 4 E 52 poles to the old corner of original survey, a mulberry; thence S 86 W about 70 poles to Brinkman’s corner in the old line, dogwood, black gum and hickory; thence with Brinkman’s line to the beginning
LESS AND EXCEPTED:
“There is excepted 3.94 acres of surface heretofore conveyed to the party of the second part by the party of the first part”.

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Source Of Title
1. And being Parcels 16 and 17, Tract 1 and 2 conveyed by AMAX INC to Peabody Coal Company by deed dated October 19, 1987, recorded October 22, 1987 in Deed Book 384, page 652 at recorded page 668.
2. And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware Corporation, by deed dated September 12, 1989, recorded October 22, 1987 in Deed Book 398, page 37, as Item 235.
3. Effective December 16, 2003, in pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware Corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware Limited Liability Corporation, as shown in Articles of Incorporation Book 14, pages 635 – 638.
4. And further being a portion of the property conveyed by Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC by deed dated December 20, 2005, recorded in Deed Book 516, page 599, as corrected by Deed of Confirmation between Peabody Development Company, LLC and Central States Coal Reserves of Kentucky, LLC by deed dated December 27, 2005, effective December 20, 2005 and recorded in Deed Book 516, page 716.
5. Being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007 recorded in Deed Book 530, page 620, as Tract 199
TRACT 209 – LC#1304-001 T1A
Only that portion of the following tract as lies North of the South Right-of-Way of the Western Kentucky Parkway (now Wendell Ford Parkway).
Beginning at an iron axle the Southeast corner of the “Heck” tract, thence S 81° 47’ W with the south line of “Heck” for 3637.4 feet to a stump; thence N 70° 32’ W for 923.8 feet to a gum; thence N 24° 57’ W for 678.3 feet to a rock; thence N 72° 26’ w for 3,438.3 feet; thence S 17° 04’ W for 2714.6 feet; thence S 71° 08’ E for 1011.3 feet; thence S 39° 56’ W for 1151.6 feet to an iron axle; thence S 23° 19’ E for 63.2 feet; thence S. 35° 50’ E for 1677.5 feet; thence S 35° 47’ E for 2,159.7 feet; thence N 53° 13’ E for 1725.5 feet to a 3” iron axle; thence S 14° 01’ E for 2547.8 feet to a 3” iron axle; thence N 71° 56’ E for 2,163.7 feet, to a 2” iron axle; thence N 12° 15’ W for 2663.7 feet to a road; thence N 69° 53’ E for 342.9 feet, S 67° 35’ E for 401.3 feet, s 49° 37’ E for 228.4 feet, thence N 15° 46’ W for 1000.6 feet, thence S 83° 45’ E for 1514.0 feet; thence N 13° 42’ E for 2,573.3 feet to the southeast corner of the church lot, thence N 80° 00’ W for 289.0 feet to a point which is 30 feet east

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of the center line of U. S. Highway 62, thence parallel with Highway 62 and 30 feet east of its center line N 36° 10’ E for 70.0 feet, N 28° 50’ E for 75.0 feet, N 21° 25’ E for 95.0 feet, thence leaving the highway s 80° 00’ E for 230.0 feet to a point in the old line, thence with the old line N 13° 42’ E for 370.0 feet to the place of beginning. Containing 916.71 acres more or less.
Source Of Title
1. And being a portion of a 916.71 acre tract identified as “Martwick Tract ‘A’ Minerals” conveyed by Peabody Coal Company to Peabody Development Company by deed dated July 19, 1984, recorded August 31, 1984, in Deed Book 363, page 420.
2. Effective December 16, 2003, in pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware Corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware Limited Liability Corporation, as shown in Articles of Incorporation Book 14, pages 635 – 638.
3. And further being a portion of the property conveyed by Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC by deed dated December 20, 2005, recorded in Deed Book 516, page 599, as corrected by Deed of Confirmation between Peabody Development Company, LLC and Central States Coal Reserves of Kentucky, LLC by deed dated December 27, 2005, effective December 20, 2005 and recorded in Deed Book 516, page 716.
4. Being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007 recorded in Deed Book 530, page 620, as Tract 209
END OF EXHIBIT B

10

EXHIBIT B
TO
ASSET PURCHASE AGREEMENT
Promissory Note

NEGOTIABLE PROMISSORY NOTE
ARMSTRONG COAL COMPANY, INC.

$4,435,495.83	___________________ , 2011
St. Louis, Missouri
     FOR VALUE RECEIVED, ARMSTRONG COAL COMPANY, INC., a Delaware corporation (the “Maker”) with an address at 407 Brown Rd., Madisonville, KY 42431, unconditionally promises to pay to the order of CYPRUS CREEK LAND RESOURCES, LLC, a Delaware limited liability company, its successors or assigns (the “Holder”), with an address at 701 Market Street, Suite 798, St. Louis, Missouri 63101, or at such other place as the Holder of this Note may from time to time designate, the principal sum of FOUR MILLION FOUR HUNDRED THIRTY-FIVE THOUSAND FOUR HUNDRED NINETY-FIVE AND 83/100 DOLLARS ($4,435,495.83) (the “Principal Amount”). The Principal Amount shall be due and payable on June 30, 2012 (“Due Date”). The Principal Amount shall not bear interest provided the payment is made by the Due Date as hereinafter set forth.
     In the event the wire transfer of good funds does not occur on or before the Due Date, then interest in the amount of twelve percent (12%) per annum compounded quarterly and calculated on a 360 day per year basis (“Interest”), shall accrue from the date of this Note,               , 2011, on the unpaid Principal Amount, until paid in full. All payments hereunder shall be made in lawful money of the United States of America and in immediately available funds without any offset, reduction, deduction or diminution.
     Failure to pay any of the Principal Amount or Interest payments when due and payable shall constitute an event of default hereunder in addition to any of the events deemed events of default under the Mortgage executed and delivered by the Maker to secure the full and timely payment and performance of this Note, each being an event of default hereunder (“Event of Default”). Upon the occurrence of an Event of Default hereunder, the entire unpaid Principal Amount hereof and all accrued and unpaid Interest thereon, shall be immediately due and payable, at the option of the Holder, without demand or any notice whatever, and in addition thereto, and not in substitution therefore, the Holder shall be entitled to exercise any right or remedy as provided at law or in equity. Notwithstanding the above, upon the occurrence of any event deemed an event of default under the Mortgage, the Holder shall be entitled to terminate and/or cancel a certain Underground Coal Mining Lease, a certain Underground Coal Mining Lease and Sublease and a certain Underground Coal Mining Sublease (collectively the “Leasehold Estates”), all dated December 29th, 2011 between the Maker and Holder; provided, that Holder provides Maker with written notice of such Event of Default and allows Maker thirty (30) days from the date of Maker’s receipt of the notice to cure the default by satisfying the entire outstanding unpaid Principal Amount and any Interest payments owed under this Note in full. Failure to exercise said option or to pursue such option or such other rights and remedies shall not constitute a waiver of such option or such other rights and remedies or

Muhlenberg Co., Ky.	12/26/11

1

of the right to exercise any of the same in the event of any subsequent Event of Default. The Maker promises to pay all costs and expenses (including, without limitation, reasonable attorney’s fees and expenses) incurred in connection with the collection of any and all amounts due and payable hereunder.
     The Maker hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Note, in whole or in part, before or after maturity with or without notice. No renewal or extension of this Note, no release or surrender of any collateral given as security for this Note, and no delay in enforcement of this Note shall affect the liability of the Maker.
     Whenever used herein, the words “Maker” and “Holders” shall be deemed to include their respective successors and assigns.
     This Note is intended to be performed in the Commonwealth of Kentucky and shall be governed by and construed under and in accordance with the laws of the Commonwealth of Kentucky.
     IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed on its behalf as of the day and year first hereinabove set forth.

ARMSTRONG COAL COMPANY, INC.
By:

Title:

2

EXHIBIT C
TO
ASSET PURCHASE AGREEMENT
Rogers #9 Sublease

NOT TO BE RECORDED
UNDERGROUND COAL MINING SUBLEASE
(Deep #9 Coal Lying North of the South ROW Line of Wendell Ford Parkway)
     This UNDERGROUND COAL MINING SUBLEASE (“Sublease”), is made and entered into on this the _____ day of _____________, 201___, (“Lease Date”), by and between CYPRUS CREEK LAND RESOURCES, LLC (“Cyprus Creek” or “Sublessor”), Delaware limited liability company with an address of 701 Market Street, Suite 798, St. Louis, Missouri 63101 and ARMSTRONG COAL COMPANY, INC., a Delaware corporation with an address of 407 Brown Road, Madisonville, Kentucky 42431 (“Armstrong Coal” or “Sublessee”), collectively hereinafter the “Parties”.
W I T N E S S E T H:
     WHEREAS, SUBLESSOR by and through its predecessors in title became the Lessee to a certain coal properties and coal mining rights located in Muhlenberg County, Kentucky by Mineral Lease dated December 4, 1947, of record in Deed Book 164, page 525, in the Office of the Muhlenberg County Clerk, as amended, supplemented, and extended from time to time (“Rogers 1947 Mineral Lease”) including the deep #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky, as more particularly described in the 1947 Mineral Lease, incorporated herein by reference and made a part hereof;
     WHEREAS, the Rogers 1947 Mineral Lease is subject to (i) that certain unrecorded Agreement Relating to Additional Advance Royalties “Deep #9 Coal North of Western Kentucky Parkway” dated May 3, 2007 (hereinafter called the “Additional Advance Royalties Agreement”), and (ii) that certain unrecorded Agreement Relating to Additional Earned Royalties “Deep #9 Coal North of South ROW Line of Wendell Ford Parkway” dated _____________, 201___ (hereinafter called the “Additional Earned Royalty Agreement”), both regarding additional royalties due under the terms and conditions of the Rogers 1947 Mineral Lease with respect to the Deep #9 Coal lying north of the south right-of-way line of the Wendell Ford Parkway, all of which are incorporated herein by reference and made a part hereof; and,
     WHEREAS, SUBLESSOR desires to sublease to SUBLESSEE and SUBLESSEE desires to accept SUBLESSOR’s grant of a sublease of SUBLESSOR’s right, title and leasehold interest in and to that portion of the Rogers 1947 Mineral Lease being all of the #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky (the “Coal”), as more particularly depicted on Exhibit A attached hereto and described on the attached Exhibit B, incorporated herein by reference and made a part hereof (the “Property”); and,
     WHEREAS, SUBLESSOR warrants and represents that it has provided true and actual copies of the Additional Advance Royalties Agreement and the Additional Earned Royalty Agreement to SUBLESSEE; and,
     WHEREAS, SUBLESSOR and SUBLESSEE have obtained the consents of the respective Lessors under the Rogers 1947 Mineral Lease to the sublease thereof to SUBLESSEE, as hereinafter set forth.

Rogers #9 Sublease	12/20/11
Deep #9 Coal N of Pkwy.
Muhlenberg Co., Ky.

1

     NOW, THEREFORE, in consideration of the payment of the first installment of the Earned Royalty (defined below) by Armstrong Coal to Cyprus Creek, and in consideration of all other obligations of Armstrong Coal stated in this Sublease, Cyprus Creek does hereby grant, let, sublet, and sublease unto Armstrong Coal all of its RIGHT, TITLE and LEASEHOLD INTEREST, but only to the extent held by Cyprus Creek in the deep #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky (the “Coal”), as more particularly depicted on the map attached as Exhibit A and described on the attached Exhibit B, incorporated herein by reference and made a part hereof, subject to the Additional Royalty Agreements (the “Property”).
1. SPECIAL RIGHTS OF ARMSTRONG COAL. In addition to whatever rights Armstrong Coal may have by implication of law hereunder, Armstrong Coal shall have the following exclusive rights (“Rights”) to the extent in fact owned or held by Cyprus Creek:
(a)	To drill, take core samples, survey, map and otherwise evaluate the Coal and to perform environmental research.

(b)	To mine, extract or remove the Coal and other substances which are necessarily removed in the underground coal mining process by any and all underground mining methods now or hereafter in existence, including the right to disturb, cast, and pile all strata without regard to mineral content and for preparing and marketing coal; such rights, including, without limitation, to the extent permitted by applicable statutes and regulations and to the extent Cyprus Creek has the right to grant the same, the right to install and maintain railroad and truck loading facilities, storage areas, railroad tracks and switches, pumping stations, pole lines and wires; to dig ditches for the drainage of water; to lay pipe lines; to erect towers; to provide for the storage of materials and supplies; to construct and use roadways; to erect and use buildings, plants and structures of every kind; and, in general, and without limitation, to do any and all things incident to Armstrong’s mining, processing, and marketing of coal produced from the Property; provided, however, that Armstrong Coal has, by its execution of this Sublease, accepted all liability which may arise at any time after the execution hereof for any and all damage to surface and/or structures situated in, on or under the surface, where such damage was caused by Armstrong Coal’s operations under this Sublease. It is the express intent of the Parties hereto that by the language of this Section 1(b), Armstrong Coal shall have accepted all responsibility and liability for any and all subsidence and damage caused thereby as it relates to the Property and/or Coal from and after the date of execution hereof.

(c)	A free access to, in, from and across the Property and the Coal and the right to undertake any other thing or use necessary or convenient for the underground mining of the Coal.

(d)	To utilize underground tunnels, entries, passageways, rooms, haulage ways, pumping stations, pipelines, conveyors, storage facilities, drains and other surface and underground facilities, all with respect to the mining of Coal and for the purpose of mining of coal in, on or under the Property.

2

2. TERM.
     (a) This term of this Sublease (the “Term”) shall be for the longer of: (i) five (5) years commencing on the effective date of this Sublease; or (ii) until such time as all of the mineable and merchantable coal has been mined and removed; provided that Armstrong Coal is engaged in mining coal on the Property by no later than five (5) years from the effective date of this Sublease and further provided that Armstrong Coal has continuously mined such Coal and is actively mining and removing such Coal from the Property. Notwithstanding any provision to the contrary, Armstrong Coal may terminate this Sublease at any time during the term upon thirty (30) days written notice to Cyprus Creek. In the event that Armstrong Coal completes its mining activities prior to the expiration of the Term, this Sublease shall terminate and Armstrong Coal shall provide written notice to Cyprus Creek within five (5) days of the date on which Armstrong Coal last loads Coal from the Property for shipment to customers. This Sublease shall expire on the date of such written notice.
     (b) Upon expiration or termination of this Sublease, Armstrong Coal shall, at Cyprus Creek’s request, execute a Release of this Sublease for purposes of recording. After expiration or termination of this Sublease, Armstrong Coal shall have the right to re-enter the Property and remove all of Armstrong Coal’s mining equipment and related property from the Property, and thereafter, as and when required by Federal, state or local law or regulation, as a result of Armstrong Coal’s operations under this Sublease, Armstrong Coal shall perform reclamation and environmental work on and respecting the Property.
     (c) If, at any time, Armstrong Coal shall fail to perform reclamation and environmental work on and respecting the Property, as and when required by law, Cyprus Creek, at its option, shall have the right to:
(i)	seek specific performance of this obligation from a court of competent jurisdiction; and/or,

(ii)	re-enter the Property and perform such reclamation and environmental work as may be required at the expense of Armstrong Coal, which expense Armstrong Coal shall be obligated to pay without legal recourse.

(iii)	Notwithstanding the foregoing, Cyprus Creek shall provide Armstrong Coal thirty (30) days prior written notice of its intent to proceed under (i) or (ii) above and allow Armstrong Coal a reasonable time within which to perform reclamation work as set forth above.
3. ROYALTIES. Armstrong Coal shall pay to Cyprus Creek, in full payment for all of the benefits secured by Armstrong Coal under or in connection with the mining of coal pursuant to this Sublease, the following Royalties (“Royalties”), when and to the extent stated:
(a)	Advance Royalty; Recoupments. Armstrong Coal shall pay to Cyprus Creek the amount of advance royalty as provided under the Rogers 1947

3

Mineral Lease plus the amount of the additional advance royalties as provided for in the Additional Advance Royalties Agreement of $6,000.00 per month. Cyprus Creek shall pay the amounts to the Lessors. Cyprus Creek shall also be paid any and all amounts that are recouped or recoupable from the Lessors based upon credits to the Lessee/Sublessor for payments made to Lessors prior to the date hereof. Armstrong Coal shall be solely entitled to amounts recouped or recoupable from the Lessors based upon credits accrued or payments made of advance royalties after the date hereof.
(b)	Earned Royalty. Armstrong Coal shall pay to Cyprus Creek as an Earned Royalty (“Earned Royalty”) on each ton of Coal mined and sold from the Property five percent (5%) of Armstrong Coal’s per ton royalty basis per ton, as provided in the Rogers 1947 Mineral Lease plus the additional royalties of one percent (1%) of Armstrong Coal’s per ton royalty basis as provided for in the Additional Earned Royalty Agreement affecting the Coal mined and sold hereunder.

(c)	Payment. All Earned Royalty shall be payable on the 25th day of each month for all coal mined and sold by Armstrong Coal from the Property during the preceding calendar month. No Earned Royalty shall be payable on or with respect to gob, slurry, tailings or other residue resulting from the processing, including washing of Coal for sale from the Property, and Armstrong Coal shall have clear title to all such material from the Property, provided that all such material is removed from the Property prior to the expiration or termination of this Sublease.

(d)	Additional Expenses. Armstrong Coal shall be responsible for the payment of all costs and expenses resulting from or related to the mining, removal, and sale of the Coal, all reporting costs, taxes, and all engineering fees. It shall be solely responsible for all additional costs including costs relating to the Lessors and the leasehold estate herein subleased.

(e)	Reports. Beginning with the month following the month in which coal is first mined from the Property, and for each month thereafter, Armstrong Coal shall furnish to Cyprus Creek a report stating for that month the number of coal acres mined and the tons of coal mined and sold from each parcel as depicted on Exhibit A and described on Exhibit B, the per ton Royalty Basis (defined below) showing all adjustments made to the monthly invoice sales price; the calculated royalty rate per ton; and credits, if any.

(f)	Delinquent Payments. Delinquent payments shall bear interest from their due date at a per annum rate which is one percent (1%) above the prime interest rate as reported in the Wall Street Journal, as quoted on the first day of the month in which payment is due.
4. ROYALTY BASIS. Royalty Basis hereunder shall mean the invoice sales price of the coal, F.O.B. mine, without any deduction for taxes, fees or any other amounts whatsoever. Except as otherwise restricted or prohibited by the Rogers 1947 Mineral Lease, Armstrong Coal may commingle the Coal with other coal from Armstrong Coal’s

4

mine(s). The payment of royalties, when and as due hereunder, shall be construed as full payment of Armstrong Coal’s right to retain the leasehold estate and all of the rights granted by Cyprus Creek under this Sublease.
5. MINE PLANS. Armstrong Coal shall make available for inspection by Cyprus Creek a copy of Armstrong Coal’s Mine Plan map and any revisions thereto and of Armstrong Coal’s Coal Mining and Reclamation Operations Permit to Mine the Coal, including the application for such permit, and all maps and diagrams submitted therewith. Cyprus Creek shall not interfere with Armstrong Coal’s permitting activities, provided that Armstrong Coal shall have complied with the terms and conditions of this Sublease. In addition, Cyprus Creek shall have the right to review such mine plans on no less than an annual basis to determine for itself whether appropriate steps are being taken by Armstrong Coal to protect all accessible coal reserves from unnecessary damage. Armstrong Coal shall furnish to Cyprus Creek on January 25 and July 25 of each year a map showing the area mined in the previous six (6) months and showing the area projected to be mined in the following six (6) months. These maps shall be certified by a Registered Professional Engineer, Certified Professional Geologist or Registered Land Surveyor and shall be at scale of not more than 1” = 100’, showing a minimum, by month, the actual extent of Coal extracted and thickness of each of the Coal seams mined.
6. CYPRUS CREEK’S RIGHT TO INSPECT. Cyprus Creek or its representatives at reasonable times, and upon at least forty-eight (48) hours advance written notice, shall have the right to make surveys of the workings in the Coal herein leased to determine the accuracy of Armstrong Coal’s surveys of such workings; and at reasonable times, and upon at least forty-eight (48) hours advance written notice, to examine the maps and engineering records of Armstrong Coal with reference to said surveys. Armstrong Coal shall keep records of all coal mined and sold from the Property and Cyprus Creek shall have the right to inspect the records at all reasonable times. Cyprus Creek or its representatives shall also have the right at reasonable times, and upon at least forty-eight (48) hours advance written notice, to examine and check the invoices, sales records and other directly relevant records of Armstrong Coal to determine the accuracy of Armstrong Coal’s reports to Cyprus Creek. Cyprus Creek agrees to treat Armstrong Coal’s invoices and sales records as confidential and not to disclose such records to Cyprus Creek’s or its affiliates’ sales representatives. Armstrong Coal shall not be responsible for any injury, loss or damages suffered by Cyprus Creek’s representatives that enter the Property, except for any injury, loss or damages caused in whole or in part by the material negligence of Armstrong Coal, its agents or employees.
7. TITLE. Cyprus Creek does not warrant its title to the Coal or the Property generally and shall have no liability to Armstrong Coal for any impairment of or interference with the exchange of Armstrong Coal’s rights under this Sublease by any person claiming title superior to Cyprus Creek’s. During the term of this Sublease, however, Cyprus Creek shall not impair or suffer by act or omission any impairment of its title to the Property which would interfere with Armstrong Coal’s exercise of its rights under this Sublease, except as otherwise restricted or prevented by the Rogers 1947 Mineral Lease. Defects in Cyprus Creek’s title may be corrected by Armstrong Coal at Armstrong Coal’s sole discretion and cost, and Cyprus Creek agrees to cooperate with Armstrong Coal in such corrective activity in the event it is requested to do so. Cyprus Creek agrees to furnish Armstrong Coal all title information in its possession or readily available to Cyprus Creek, including abstracts of title, commitments for title insurance and title insurance policies. The Parties agree to execute necessary releases as to any

5

property to which Armstrong Coal notifies Cyprus Creek of tile defects to which it elects not to cure.
8. NO MINING BOUNDARY. A portion of Tract 237-2 hereby subleased shall be subject to a restrictive covenant prohibiting Armstrong Coal, its successors and assigns, from entering upon or mining any portion of Tract 237-2, described on Exhibit B and depicted on Exhibit A, situated within the area depicted on the attached Exhibit A as the “No Mining Boundary.” This restrictive covenant shall be to the benefit of Cyprus Creek, its affiliated company, Cyprus Creek Land Company, Inc., a Delaware corporation (the present surface owner), and their respective successors and assigns. Cyprus Creek and Armstrong Coal agree the boundary of the no mining area need not be surveyed and that they are familiar with the location of the no mining area located within the “No Mining Area” depicted on Exhibit A hereto. To ensure compliance with this restrictvie covenant, Armstrong Coal shall be obligated to furnish Cyprus Creek copies of its projected mine plans affecting Tract 237-2 prior to mining upon that tract and upon completion of mining that tract.
9. COMPLIANCE WITH LAWS.
     (a) Armstrong Coal shall perform all legally required reclamation and comply with all applicable Federal, state and local laws, rules and regulations; obtain all necessary permits; pay all employment and other taxes required in connection herewith, and shall indemnify and defend Cyprus Creek against all actions, including penalties and fines, resulting from Armstrong Coal’s failure to do so.
     (b) Armstrong Coal shall secure and keep in force a reclamation bond. Armstrong Coal shall not continue its mining operations, without the written permission of Cyprus Creek, if it should fail to keep in force such bond, or if for any other reason, including the failure of the bonding company, the bond fails.
10. INDEMNIFICATION. Except as provided in Section 6 above, Armstrong Coal shall indemnify, defend and save harmless Cyprus Creek and the Lessors against any and all claims, loss and expense by reason of liability imposed or claimed to be imposed by law for damage due to bodily injuries, (including death) and property damage sustained by any person(s), including the employees of Armstrong Coal, arising out of or in consequence of Armstrong Coal’s exercise of its rights, whether same arise in whole or in part from negligence (or from any other legal basis) of Armstrong Coal, its employees or agents. Cyprus Creek shall indemnify, defend and save harmless Armstrong Coal against any and all claims, loss and expense by reason of liability imposed or claimed to be imposed by law for damage due to bodily injuries, (including death) and property damage sustained by any person(s), including the employees of Cyprus Creek, arising out of or in consequence of Cyprus Creek’s exercise of its rights, whether same arise in whole or in part from negligence (or from any other legal basis) of Cyprus Creek, its employees or agents. This provision shall survive any termination or cancellation of this Sublease.
11. INSURANCE. Armstrong Coal shall obtain and continue in force, during the term of this Sublease, the following insurance coverages:
(a)	Employer’s Liability insurance with limits of $500,000 each occurrence, unless the laws of the State in which the work is to be performed preclude

6

an independent right of action by an employee against an employer under common law.
(b)	Comprehensive Automobile Liability insurance with Bodily Injury and Property Damage both with $1,000,000 combined single limit.

(c)	Comprehensive General Liability insurance, including Contractual Liability coverages with Bodily Injury, and Property Damage both with $1,000,000 combined single limit.

(d)	Workers’ Compensation coverage with statutory limits. All insurance policies must contain an unqualified provision that the insurance carrier will give Cyprus Creek thirty (30) days prior notice in writing of any cancellation, change or lapse of such policy. Prior to occupancy or use of the Property, Armstrong Coal shall furnish to Cyprus Creek (in form satisfactory to Cyprus Creek) a certificate of insurance showing that the requirements of this paragraph have been satisfied. The certificate of insurance shall name Cyprus Creek as an additional insured and certificate holder on all aforementioned policies. The liability assumed by Armstrong Coal under this Sublease is not limited by the amount of insurance which Armstrong Coal is required to provide under this paragraph.
12. DEFAULT AND TERMINATION. In the event of the failure on the part of Armstrong Coal to make any payment hereunder when due, or failure of Armstrong Coal to make any payment due and payable under that certain Promissory Note between Armstrong Coal and Cyprus Creek of even date herewith, or in the event a Party fails to observe and perform any other agreement or undertaking as herein provided, then the other Party shall have the right immediately to give the defaulting Party a written notice designating the particular default or defaults of which complaint is made and notifying the defaulting Party of its intention and election to terminate the Sublease by reason of such default or defaults, and unless the defaulting Party shall make the payment in default within TEN (10) days after giving of said notice and remove any other default complained of within THIRTY (30) days after the giving of said notice (except any default not susceptible of being cured within such THIRTY (30) day period, in which event the time permitted to the defaulting Party to complete the same, provided the defaulting Party commences promptly and proceeds diligently to complete such performance), then without further notice this Sublease and the rights of the defaulting Party hereunder shall be forfeited, canceled and terminated. Such termination of this Sublease shall not, however, relieve the obligation for any Royalty due under this Sublease to date of such termination or liability of the defaulting Party for any other damage resulting to the other Party from said default. Armstrong Coal shall have the right, and the obligation should Cyprus Creek so demand, to remove any of its property from the Property for a period of one (1) year after expiration or termination of this Sublease, subject to Armstrong Coal’s rights under Section 1(d) hereof.
13. TAXES. At all times during the term of this Sublease and any extension hereof, Armstrong Coal shall be responsible for and shall pay all state and local real property taxes imposed upon the interests subleased hereunder. Such taxes shall include, but not be limited to, real estate taxes upon the mineral interest subleased hereunder, severance taxes, production taxes, business taxes and personal property taxes. The intent of this provision is to make clear that while this Sublease is in effect, Cyprus Creek

7

shall have no liability for any taxes or government impositions whatsoever which may be imposed upon the Property, or the Coal, or upon the operations of Armstrong Coal as they relate to the Property, or the Coal subleased hereunder or the rights granted to Armstrong Coal hereunder. However, it is the understanding of the Parties that Cyprus Creek shall pay all real estate taxes only, which may be imposed upon the Property to the appropriate taxing authority; thereafter, Armstrong Coal shall reimburse Cyprus Creek for the full amount of all such paid taxes immediately upon its receipt of an invoice from Cyprus Creek evidencing same.
14. ANCILLARY PROVISIONS OF THIS SUBLEASE. This Sublease, and the attached Exhibits A and B (made a part hereof) constitute the entire agreement between the Parties, supersede all representations, bids, agreements, memoranda and correspondence between, by or for the Parties relating to the Property, and shall be construed in accordance with the laws of the state of Kentucky. No amendment or modification of this Sublease shall be binding unless made by a written instrument of equal formality with this Sublease. Waiver by either party of performance by the other party of any of the provisions of this Sublease shall not be construed as a waiver of any further right to insist upon full performance of the terms of this Sublease. Each Party shall be entitled to insist strictly upon timeliness of performance by the other Party of the other Party’s obligations.
15. FORCE MAJEURE. Except for the failure to pay money due and payable to Cyprus Creek, Armstrong Coal shall not be deemed to be in default for any failure to perform or observe any of the terms, conditions, provisions, obligations or covenants to be performed or observed by it hereunder during periods in which such performance or observance is prevented by any event reasonably beyond Armstrong Coal’s control including, but not by way of limitation, any order, decree, direction, inaction, or denial of permit by any governmental law, executive order, rule, regulation, or request enacted or promulgated under color of authority; by scarcity or inability to obtain equipment, material, power or fuel; by lack of satisfactory market in the sole opinion and discretion of Armstrong Coal for Coal mined from the Property; by riot, strike, lockout, insurrection or industrial disturbance; by failure of carriers to transport or furnish facilities for transportation; by any act of God (including, with limitation, lightning, earthquake, cave-in, fire, storm, flood, washout); or by breakage or accident to machinery or facilities; fires or explosions; provided that Armstrong Coal shall exercise reasonable diligence to resume mining operations. Armstrong Coal shall have the right to determine and settle any strikes, lockouts or industrial disputes in its sole discretion, and the aforesaid requirement of exercising reasonable diligence to resume mining shall not require Armstrong Coal to accede to any demand or position of any other party involved in such strike, lockout or industrial dispute.
16. PRESERVATION OF TITLE. During the term of this Sublease, Cyprus Creek shall not do anything or fail to do anything, which would prevent or obstruct Armstrong Coal’s rights hereunder. Nothing herein shall create or be interpreted to create a hindrance of any kind whatsoever to Cyprus Creek’s freedom to dispose of its interest in this Sublease, the Property, or the Coal provided such proposal is made subject to this Sublease.
17. RECORDING. Neither Party shall record this Sublease without the prior written consent of the other Party.

8

18. ASSIGNMENT. Armstrong Coal shall not assign this Sublease or any part of its right hereunder, without the prior written consent of Cyprus Creek, which shall not be unreasonably withheld. Absent Cyprus Creek’s prior written consent, any assignment or attempted or purported assignment shall be void as to Cyprus Creek and, moreover, shall constitute a material breach of this Sublease.
19. NOTICES. Any notice or communication required by this Lease shall be in writing addressed to the address of each of the Parties respectively as follows:

To CYPRUS CREEK	To Armstrong

Cyprus Creek Land Resources, LLC	Armstrong Coal Mining Company, Inc.
701 Market Street, Ste. 798	407 Brown Road
St. Louis, MO 63101-1826	Madisonville, Kentucky 42431
ATTN: President	ATTN: Vice President of Operations
At any time, either Party may specify in writing a new address for notification hereunder.
20. MEMORANDUM OF SUBLEASE. The Parties hereby agree to execute a memorandum or notice of this Sublease in form suitable for recording.
     IN WITNESS WHEREOF, the Parties have executed this Underground Coal Mining Sublease in duplicate, as of the effective date first above written, by their own hand and deed, and/or by their duly authorized representatives, each of which representative, by signing this Underground Coal Mining Sublease, personally represents and guarantees his authority to sign for the Party indicated.

Cyprus Creek:	CYPRUS CREEK LAND RESOURCES, LLC
By:
James C. Sevem, Vice President

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by James C. Sevem as Vice President of Cyprus Creek Land Resources, LLC, a Delaware limited liability company, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law for the purposes stated herein, on this the _______ day of ______________, 201__.

(SEAL)	______________________________
Notary Public, __________________
My commission expires: ______________

9

     WITNESS, the execution of:

Armstrong Coal:	ARMSTRONG COAL COMPANY, INC.
By:
Martin D. Wilson, President

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Martin D. Wilson as President of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law for the purposes stated herein, on this the _______ day of ______________, 201__.

(SEAL)	___________________________________
Notary Public, _______________________
My commission expires: ______________

10

EXHIBIT A
TO
UNDERGROUND COAL MINING SUBLEASE
Map

11

R212
R237-2
No Mining Boundary
R217
R208
R208
R200
R207
R204
R205
R226
R206
Central City
R202
R229
R242
R241
R317
R317
R225
R316
R238
R316
R227
STRIP MINES
Nelson
OHIO CO
MUHLENBERG CO
N

Tracts
R-Rogers Tract
No Mining Boundary

Scale: 1"=3,000'

Exhibit A
Sublease of Leasehold Interest
In Rogers Deep Coal Mining Lease
KY #9 Seam
Muhlenberg County, KY

12

EXHIBIT B
TO
UNDERGROUND COAL MINING SUBLEASE
All recording references are to the Office of the Muhlenberg County Clerk.
Rogers #9 Subleased Coal

	Map No	LC#	Acres	DB/P	Date	Footnote	Comment
1	R200	2699-011Rogers 200	UNK	4/18/97 518/343	1/6/93 2/27/06	1,2

2	R202	2699-011Rogers 202	265.2	4/18/97 518/343	1/6/93 2/27/06	2

3	R203	2699-011Rogers 203	4.6	4/18/97 518/343	1/6/93 2/27/06	3

4	R204	2699-011Rogers 204	UNK	4/18/97 518/343	1/6/93 2/27/06	1,2

5	R205	2699-011Rogers 205	158.8	4/18/97 518/343	1/6/93 2/27/06

6	R206	2699-011Rogers 206	24	4/18/97 518/343	1/6/93 2/27/06	2

7	R207	2699-011Rogers 207	198	4/18/97 518/343	1/6/93 2/27/06	3

8	R208	2699-011Rogers 208	36.1	4/18/97 518/343	1/6/93 2/27/06	3

9	R212	2699-011Rogers 212	110.7	4/18/97 518/343	1/6/93 2/27/06

10	NONE	2699-011Rogers 214	UNK	4/18/97 518/343	1/6/93 2/27/06	1,2	Coal under R242 and R241

11	R217	2699-011Rogers 217	235	4/18/97 518/343	1/6/93 2/27/06	3

12	R225	2699-011Rogers 225	60	4/18/97 518/343	1/6/93 2/27/06	2

13	R227	2699-011Rogers 227	28	4/18/97 518/343	1/6/93 2/27/06	2

14	R228	2699-011Rogers 228	71.82	4/18/97 518/343	1/6/93 2/27/06

15	R229	2699-011Rogers 229	68.58	4/18/97 518/343	1/6/93 2/27/06

16	R237-2	2699-011Rogers 237-2	329	4/18/97 518/343	1/6/93 2/27/06	3

13

	Map No	LC#	Acres	DB/P	Date	Footnote	Comment
17	R238	2699-011Rogers 238	40	4/18/97 518/343	1/6/93 2/27/06	4

18	R241	2699-011Rogers	14.2	4/18/97 518/343	1/6/93 2/27/06	1,2,4	See also R214

19	R242	2699-011Rogers 242	22	4/18/97 518/343	1/6/93 2/27/06	1,2,4	See also R214

20	R316	2699-011Rogers 316	139.5	4/18/97 518/343	1/6/93 2/27/06	2

21	R317	2699-011Rogers 317	142.8	4/18/97 518/343	1/6/93 2/27/06
Schedule of Known Exception

Footnote	Description
1	Less and except that portion lying south of the south Right of Way of the Wendell Ford Parkway, formerly the Western Kentucky Parkway, assigned by Central States Coal Reserves of Kentucky, LLC to Western Land Company, LLC by Assignment dated December 12, 2006, of record in Deed Book 524, page 523.

2	Subject to Right of Way and/or ownership in the Commonwealth of Kentucky for the Wendell Ford Parkway, formerly the Western Kentucky Parkway, dated December 10, 1962, of record in Deed Book 232, page 558.

3	Subject to Right of Way for the P&L Railroad, formerly I. C. Railroad

4	Tract also lies within the boundary of Rogers Tract 214.
Source of Title
Rogers Tracts LC#2699-011
1.	AND BEING a portion of the property assigned by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by Deed dated August 31, 2007, of record in Deed Book 531, page 227.

2.	By unrecorded Consent to Assignment and Assumption of Lease dated October 3, 2007, Martha Rogers Haas 1996 Revocable Trust, Talmage G. Rogers, et al, consented to the partial assignment and assumption by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC.
END OF EXHIBIT B

14

EXHIBIT D
TO
ASSET PURCHASE AGREEMENT
Memo of Rogers #9 Sublease

EXHIBIT D TO CONTRACT
MEMORANDUM OF
UNDERGROUND COAL MINING SUBLEASE
(Deep #9 Coal Lying North of the South ROW Line of Wendell Ford Parkway)
     This MEMORANDUM OF UNDERGROUND COAL MINING SUBLEASE (“Memorandum”), is made and entered into on this the _____ day of _____________, 201___, (“Lease Date”), by and between CYPRUS CREEK LAND RESOURCES, LLC, Delaware limited liability company with an address of 701 Market Street, Suite 798, St. Louis, Missouri 63101 (“Cyprus Creek” or “Sublessor”) and ARMSTRONG COAL COMPANY, INC., a Delaware corporation with an address of 407 Brown Road, Madisonville, Kentucky 42431 (“Armstrong Coal” or “Sublessee”), collectively hereinafter the “Parties”.
W I T N E S S E T H:
     WHEREAS, by separate Underground Coal Mining Sublease of even date herewith between Cyprus Creek as Sublessor and Armstrong Coal as Sublessee, Cyprus Creek did grant, let, sublet, and sublease unto Armstrong Coal all of its right, title, and leasehold interest in and to a portion of the Rogers 1947 Mineral Lease being all of the #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky (the “Coal”), as more particularly depicted on the map attached as Exhibit A and described on Exhibit B attached thereto (the “Property”) (the “Rogers #9 Sublease”);
     WHEREAS, Sublessor and Sublessee have obtained the consents of the respective Lessors under the Rogers 1947 Mineral Lease to the Rogers #9 Sublease to Sublessee as more particularly set forth in said Rogers #9 Sublease;
     WHEREAS, the Parties desire to have recorded a Memorandum for the purpose of filing record notice thereof, and for that purpose, have executed this Memorandum.

Rogers #9 Sublease Deep #9 Coal N of Pkwy. Muhlenberg Co., Ky.	12/14/11

1

     NOW, THEREFORE, for and in consideration of the execution of the Underground Coal Mining Sublease (“Rogers #9 Sublease”) between the Parties and the mutual covenants and agreements set forth therein, Sublessor does hereby sublet and sublease unto Sublessee all of its right, title and leasehold interest in and to that portion of the Rogers 1947 Mineral Lease being all of the #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky, and the coal mining rights and privileges thereto, more particularly depicted on the map attached hereto as Exhibit A and described on the attached Exhibit B, incorporated herein by reference and made a part hereof (Deed Book 164, page 525).
     (a) The term of the Rogers #9 Sublease (the “Term”) shall be for the longer of: (i) five (5) years commencing on the effective date of this Lease; or (ii) until such time as all of the mineable and merchantable coal has been mined and removed; provided that Armstrong Coal is engaged in mining coal on the Property by no later than five (5) years from the effective date of the Rogers #9 Sublease and further provided that Armstrong Coal has continuously mined such Coal and is actively mining and removing such Coal from the Property. Notwithstanding any provision to the contrary, Armstrong Coal may terminate the Rogers #9 Sublease at any time during the term upon thirty (30) days written notice to Cyprus Creek. In the event that Armstrong Coal completes its mining activities prior to the expiration of the Term, the Rogers #9 Sublease shall terminate and Armstrong Coal shall provide written notice to Cyprus Creek within five (5) days of the date on which Armstrong Coal last loads Coal from the Property for shipment to customers. The Rogers #9 Sublease shall expire on the date of such written notice.
     (b) Upon expiration or termination of the Rogers #9 Sublease, Armstrong Coal shall, at Cyprus Creek’s request, execute a Release of the Rogers #9 Sublease for purposes of recording. After expiration or termination of this Sublease, Armstrong Coal shall have the right to re-enter the Property and remove all of Armstrong Coal’s mining equipment and related property from the Property, and thereafter, as and when required by Federal, state or local law or regulation, as a result of Armstrong Coal’s operations under the Rogers #9 Sublease, Armstrong Coal shall perform reclamation and environmental work on and respecting the Property.
     (c) If, at any time, Armstrong Coal shall fail to perform reclamation and environmental work on and respecting the Property, as and when required by law, Cyprus Creek, at its option, shall have the right to:
(i)	seek specific performance of this obligation from a court of competent jurisdiction; and/or,

(ii)	re-enter the Property and perform such reclamation and environmental work as may be required at the expense of Armstrong Coal, which expense Armstrong Coal shall be obligated to pay without legal recourse.

(iii)	Notwithstanding the foregoing, Cyprus Creek shall provide Armstrong Coal thirty (30) days prior written notice of its intent to proceed under (i) or (ii) above and allow Armstrong Coal a reasonable time within which to perform reclamation work as set forth above.
     This Memorandum is executed solely for the purpose of providing record notice only, and is not intended, nor shall it be deemed, to modify any of the provisions of the

2

Rogers #9 Sublease. Reference should be made to the Underground Coal Mining Sublease to ascertain all of the terms, conditions, and covenants thereof, a true and complete copy of which is in the possession of both SUBLESSOR and SUBLESSEE.
     This Memorandum may be executed in one or more identical counterparts which may be combined into one or more identical documents, but all of which together shall constitute one and the same instrument, each of which shall be deemed an original.
     IN WITNESS WHEREOF, the Parties have executed this Memorandum of Underground Coal Mining Sublease as of the effective date first above written.

Cyprus Creek:		CYPRUS CREEK LAND RESOURCES, LLC

By:

James C. Sevem, Vice President
STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by James C. Sevem as Vice President of Cyprus Creek Land Resources, LLC, a Delaware limited liability company, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law for the purposes stated herein, on this the _______ day of ______________, 201__.

(SEAL)

Notary Public,

My commission expires:

3

     WITNESS, the execution of:

Armstrong Coal:		ARMSTRONG COAL COMPANY, INC.

By:

Martin D. Wilson, President

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Martin D. Wilson as President of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law for the purposes stated herein, on this the _______ day of ______________, 201__.

(SEAL)

Notary Public,

My commission expires:

THIS INSTRUMENT PREPARED BY:

M. Kirby Gordon, II
GORDON & GORDON, P.S.C.
6357 KY Hwy 405
P.O. Box 398
Owensboro, Kentucky 42302-0398
(270) 281-0398

4

EXHIBIT A
TO
UNDERGROUND COAL MINING SUBLEASE
MAP

5

6

EXHIBIT B
TO
UNDERGROUND COAL MINING SUBLEASE
All recording references are to the Office of the Muhlenberg County Clerk.
Rogers #9 Subleased Coal

	Map No	LC#	Acres	DB/P	Date	Footnote	Comment
1	R200	2699-011Rogers 200	UNK	4/18/97 518/343	1/6/93 2/27/06	1,2

2	R202	2699-011Rogers 202	265.2	4/18/97 518/343	1/6/93 2/27/06	2

3	R203	2699-011Rogers 203	4.6	4/18/97 518/343	1/6/93 2/27/06	3

4	R204	2699-011Rogers 204	UNK	4/18/97 518/343	1/6/93 2/27/06	1,2

5	R205	2699-011Rogers 205	158.8	4/18/97 518/343	1/6/93 2/27/06

6	R206	2699-011Rogers 206	24	4/18/97 518/343	1/6/93 2/27/06	2

7	R207	2699-011Rogers 207	198	4/18/97 518/343	1/6/93 2/27/06	3

8	R208	2699-011Rogers 208	36.1	4/18/97 518/343	1/6/93 2/27/06	3

9	R212	2699-011Rogers 212	110.7	4/18/97 518/343	1/6/93 2/27/06

10	NONE	2699-011Rogers 214	UNK	4/18/97 518/343	1/6/93 2/27/06	1,2	Coal under R242 and R241

11	R217	2699-011Rogers 217	235	4/18/97 518/343	1/6/93 2/27/06	3

12	R225	2699-011Rogers 225	60	4/18/97 518/343	1/6/93 2/27/06	2

13	R227	2699-011Rogers 227	28	4/18/97 518/343	1/6/93 2/27/06	2

14	R228	2699-011Rogers 228	71.82	4/18/97 518/343	1/6/93 2/27/06

15	R229	2699-011Rogers 229	68.58	4/18/97 518/343	1/6/93 2/27/06

16	R237-2	2699-011 Rogers 237-2	329	4/18/97 518/343	1/6/93 2/27/06	3

7

	Map No	LC#	Acres	DB/P	Date	Footnote	Comment
17	R238	2699-011Rogers 238	40	4/18/97 518/343	1/6/93 2/27/06	4

18	R241	2699-011Rogers	14.2	4/18/97 518/343	1/6/93 2/27/06	1,2,4	See also R214

19	R242	2699-011Rogers 242	22	4/18/97 518/343	1/6/93 2/27/06	1,2,4	See also R214

20	R316	2699-011Rogers 316	139.5	4/18/97 518/343	1/6/93 2/27/06	2

21	R317	2699-011Rogers 317	142.8	4/18/97 518/343	1/6/93 2/27/06

Schedule of Known Exception

Footnote	Description
1	Less and except that portion lying south of the south Right of Way of the Wendell Ford Parkway, formerly the Western Kentucky Parkway, assigned by Central States Coal Reserves of Kentucky, LLC to Western Land Company, LLC by Assignment dated December 12, 2006, of record in Deed Book 524, page 523.

2	Subject to Right of Way and/or ownership in the Commonwealth of Kentucky for the Wendell Ford Parkway, formerly the Western Kentucky Parkway, dated December 10, 1962, of record in Deed Book 232, page 558.

3	Subject to Right of Way for the P&L Railroad, formerly I. C. Railroad

4	Tract also lies within the boundary of Rogers Tract 214.
Source of Title
Rogers Tracts LC#2699-011

1.	AND BEING a portion of the property assigned by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by Deed dated August 31, 2007, of record in Deed Book 531, page 227.

2.	By unrecorded Consent to Assignment and Assumption of Lease dated October 3, 2007, Martha Rogers Haas 1996 Revocable Trust, Talmage G. Rogers, et al, consented to the partial assignment and assumption by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC.
END OF EXHIBIT B

8

EXHIBIT E
TO
ASSET PURCHASE AGREEMENT
Rogers Consent to #9 Sublease

EXHIBIT E TO CONTRACT
NOT TO BE RECORDED
CONSENT TO PARTIAL SUBLEASE
(Deep #9 Coal Lying North of the South ROW Line of Wendell Ford Parkway)
     This CONSENT TO PARTIAL SUBLEASE (“Consent”) is made and entered into on this the _____ day of ___________, 201___, by and between:
TALMAR, LLC
A Florida limited liability company authorized to
transact and conduct business in the
Commonwealth of Kentucky under the name of
TALMAR OF FL, LLC, with mailing address of
3975 20th Street, Suite J
Vero Beach, Florida 32960
Talmage G. Rogers, Jr., Manager
-and-
J. L. ROGERS FAMILY, LLC
A Florida limited liability company authorized to
transact and conduct business in the
Commonwealth of Kentucky, with mailing address of
200 Coconut Palm Road
Vero Beach, Florida 32963
James L. Rogers, III, Manager
-and-
JAMES L. ROGERS, III and MARY M. ROGERS, His Wife
200 Coconut Palm Road
Vero Beach, Florida 32963
-and-
SUE ROGERS JOHNSON, a Single Woman
7380 Wildercliff Drive
Atlanta, Georgia 30328
(collectively referred to as “LESSORS”)
-AND-

Rogers 1947 Lease #9 Vein or Seam of Coal N of the S ROW line of Wendell Ford Parkway Muhlenberg Co., Ky.	12/20/11

1

CYPRUS CREEK LAND RESOURCES, LLC
a Delaware limited liability company authorized
to transact and conduct business in the
Commonwealth of Kentucky, with offices and
principal place of business at
701 Market Street, Suite 798
St. Louis, Missouri 63102-1826
(hereinafter called “LESSEE/SUBLESSOR”)
-AND-
ARMSTRONG COAL COMPANY, INC.
A Delaware corporation
407 Brown Road
Madisonville, Kentucky 42431
(hereinafter called “SUBLESSEE”).
W I T N E S S E T H:
     WHEREAS, LESSORS and LESSEE/SUBLESSOR, by and through their respective predecessors in title more particularly set forth on Addendum 1 and 2 attached hereto and incorporated herein by referenced, are parties to a certain Mineral Lease of coal properties and coal mining rights located in Muhlenberg County, Kentucky (“Leased Premises”), dated December 4, 1947, of record in Deed Book 164, page 525, in the Office of the Muhlenberg County Clerk, as amended, supplemented, and extended from time to time (“1947 Mineral Lease”);
     WHEREAS, by Underground Coal Mining Sublease dated _________, 201____ (“Rogers #9 Sublease”), LESSEE/SUBLESSOR desires to partially sublease to SUBLESSEE a portion of its leasehold estate under the 1947 Mineral Lease only insofar as it relates to the #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky, as more particularly described in the 1947 Mineral Lease, incorporated herein by reference and made a part hereof (“#9 Subleased Premises”), and subject to that certain unrecorded Agreement Relating to Additional Advance Royalties “Deep #9 Coal North of Western Kentucky Parkway” dated May 3, 2007 (“Additional Advance Royalties Agreement”), and unrecorded Agreement Relating to Additional Earned Royalty “Deep #9 Coal North of the South ROW Line of the Wendell Ford Parkway” dated ____________, 201___ (“Additional Earned Royalty Agreement”), both regarding additional royalties due under the terms and conditions of the 1947 Mineral Lease with respect to the Deep #9 Coal lying north of the south right-of-way line of the Western Kentucky Parkway (now Wendell Ford Parkway) upon the terms and conditions more particularly set forth therein; and,
     WHEREAS, LESSORS desire to grant their consent to the proposed Rogers #9 Sublease, upon the terms and conditions hereinafter set forth.
     NOW, THEREFORE, for and in consideration of the mutual covenants and promises of the parties hereto and in exchange for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the LESSORS, LESSEE/SUBLESSOR, and SUBLESSEE do hereby covenant and agree as follows:
     1. Recitals. The foregoing recitals and the instruments referenced therein are incorporated herein by reference and made a part hereof.
     2. Consent. LESSORS do hereby grant their consent to the partial sublease of the 1947 Mineral Lease by a certain Underground Coal Mining Sublease dated ___________, 201___ (“Rogers #9 Sublease”), by and between LESSEE/SUBLESSOR and SUBLESSEE, and the assumption by SUBLESSEE of the duties as Lessee under the 1947 Mineral Lease, but only insofar as they relate to the #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway (formerly the Western Kentucky Parkway) in Muhlenberg County, Kentucky depicted on exhibit A and described on Exhibit B to the Rogers #9 Sublease, incorporated herein by reference and made a part hereof, subject to that certain unrecorded Agreement Relating to Additional Advance Royalties “Deep #9 Coal North of Western Kentucky Parkway” dated May 3, 2007 (“Additional Advance Royalties Agreement”), and unrecorded Agreement Relating to Additional Earned Royalty “Deep #9 Coal North of South ROW Line of Wendell Ford Parkway” dated _____________, 201___ (“Additional Earned Royalty Agreement”), regarding additional royalties due under the terms and conditions of the 1947 Mineral Lease with respect to the Deep #9 Coal lying north of the Western Kentucky Parkway (now Wendell Ford Parkway) upon the terms and conditions more particularly set forth therein.
     3. No Alteration of 1947 Mineral Lease. Nothing in this Consent nor in the Rogers #9 Sublease shall be construed to alter or amend the terms of the 1947 Mineral Lease or alter, amend or diminish the LESSEE’S/SUBLESSOR’S duties and obligations thereunder. Notwithstanding the Rogers #9 Sublease, LESSEE/SUBLESSOR shall remain responsible for the full and faithful performance of the 1947 Mineral Lease. Without limiting the foregoing, LESSORS, LESSEE/SUBLESSOR and SUBLESSEE agree that the Earned Royalty, together with the additional one percent (1%) per ton royalty provided for in the Additional Earned Royalty Agreement, shall be paid on any mineable and merchantable Coal within the “No Mining Boundary” area affecting Rogers Tract R237-2 depicted on Exhibit A to the Rogers #9 Sublease which is bypassed, abandoned or otherwise left unmined by reason of the restrictive covenant in the Rogers #9 Sublease (“Bypassed Coal”), which payment shall be made at such time as the Bypassed Coal would have otherwise been mined in the normal course of mining operations. Upon payment for Bypassed Coal, LESSOR shall be obligated to quitclaim its entire right, title and interest in and to the Bypassed Coal to LESSEE/SUBLESSOR, or its designee.
     4. Binding Effect. This Consent shall inure to the benefit of and be of full and binding effect upon the parties hereto, their respective heirs, successors, and assigns, including, without limitation, Armstrong Coal Company, Inc., if and to the extent of that portion of the 1947 Mineral Lease relating to the #9 Subleased Premises.
     5. Governing Law. This Consent shall be construed in accordance with the laws of the Commonwealth of Kentucky.
     6. Multiple Counterparts. This Consent may be executed in multiple counterparts, each of which shall be considered an original or which may be conformed into a single document.
[remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Consent to Partial Sublease as of the effective date first hereinabove written.

LESSORS:		TALMAR, LLC

By:

Talmage G. Rogers, Jr., Manager
STATE OF FLORIDA	)
)
COUNTY OF INDIAN RIVER	)
     The foregoing instrument was SUBSCRIBED, SWORN TO, AND ACKNOWLEDGED before me by Talmage G. Rogers, Jr, Manager, of Talmar, LLC, a Florida limited liability company authorized to transact and conduct business in the Commonwealth of Kentucky under the name of TALMAR OF FL, LLC, personally known to me to be the person whose name is subscribed above, and having represented to me that he has full power and authority to so execute on its behalf as its free act and deed in due form of law, for the purposes herein stated, on this the ______ day of ________________, 201__.

(SEAL)

Notary Public,

My commission expires:

     WITNESS, the execution of:

LESSORS:		J. L. ROGERS FAMILY, LLC

By:

James L. Rogers, III, Manager

STATE OF FLORIDA	)
)
COUNTY OF ST LUCIE	)
     The foregoing instrument was SUBSCRIBED, SWORN TO, AND ACKNOWLEDGED before me by James L. Rogers, III, Manager of the J. L. Rogers Family, LLC, a Florida limited liability company authorized to transact and conduct business in the Commonwealth of Kentucky, personally known to me to be the person whose name is subscribed above, and having represented to me that he has full power and authority to so execute on its behalf as its free act and deed in due form of law, for the purposes herein stated, on this the ______ day of ________________, 201__.

(SEAL)

Notary Public,

My commission expires:

     WITNESS, the execution of:

LESSORS:

James L. Rogers, III

Mary M. Rogers, His Wife

STATE OF FLORIDA	)
)
COUNTY OF ST LUCIE	)
     The foregoing instrument was SUBSCRIBED, SWORN TO, AND ACKNOWLEDGED before me by James L. Rogers, III, and Mary M. Rogers, his wife, personally known to me to be the persons whose names are subscribed above, as their free act and deed in due form of law, for the purposes herein stated, on this the ______ day of ________________, 201__.

(SEAL)

Notary Public,

My commission expires:

     WITNESS, the execution of:

LESSORS:

Sue Rogers Johnson

STATE OF GEORGIA	)
)
COUNTY OF COBB	)
     The foregoing instrument was SUBSCRIBED, SWORN TO, AND ACKNOWLEDGED before me by Sue Rogers Johnson, a single woman, personally known to me to be the person whose name is subscribed above, as her free act and deed in due form of law, for the purposes herein stated, on this the ______ day of ________________, 201__.

(SEAL)

Notary Public,

My commission expires:

     WITNESS, the execution of:

LESSEE/SUBLESSOR:		CYPRUS CREEK LAND RESOURCES, LLC

By:

Title:

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
The foregoing instrument was SUBSCRIBED, SWORN TO, AND ACKNOWLEDGED before me by                                          as                                          of Cyprus Creek Land Resources, LLC, a Delaware limited liability company authorized to transact and conduct business in the Commonwealth of Kentucky,, personally known to me to be the person whose name is subscribed above, and having represented to me that he has full power and authority to so execute on its behalf as its free act and deed in due form of law, for the purposes herein stated, on this the ______ day of ________________, 201___.

(SEAL)

Notary Public,

My commission expires:

SUBLESSEE:	ARMSTRONG COAL COMPANY, INC.

By:

Title:

STATE OF	)

) SS:
CITY OF	)

     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by as of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above, and having represented to me that he has full power and authority to so execute on its behalf as its free act and deed in due form of law, on this the _____ day of _______________, 201__.

(SEAL)

Notary Public,

My commission expires:

ADDENDUM 1
TO
CONSENT TO PARTIAL SUBLEASE
Lessors’ Source of Title
     1. By deed dated September 11, 1937, recorded in Deed Book 142, page 3, at page 11, Hite H Huffaker, Special Master in Chancery, U.S. District Court for the Western District of Kentucky in Cause No. 715 entitled “20 South Main Street Corporation v. Gibraltar Coal Mining Company” conveyed on behalf of the parties to this lawsuit and J. A Smith and D. B. Cornett, coal receivers of Gibraltar Coal Mining Company in bankruptcy numerous tracts and estates (less oil & gas) to James L. Rogers.
     2. James L. Rogers died testate a resident of Muhlenberg County, Kentucky where his will was proven on January 27, 1945 and is recorded in Will Book 5, page 617. Pursuant to the terms of his will, he devised his property to his sons, T, G. Rogers and J. L. Rogers, Jr., equally.
     3. By lease dated December 7, 1947, recorded December 20,1947, in Deed Book 164, page 525, James L Rogers, Jr, and Anne F. Rogers, his wife, and Talmage G. Rogers and Martha F. Rogers, his wife, demised to Ayrshire Collieries Corporation numerous tracts and estates.
T. G. Rogers’ 1/2 Interest
     4. As proven by Affidavit of Descent dated February 9, 1948, recorded in Deed Book 165, page 205, T. G. Rogers died intestate on January 29, 1948 and left surviving him his wife, Martha F. Rogers, who inherited a dower interest, which terminated at her death on January 1, 1976, and two children: Martha Ann Rogers (Poulos) Haas and Talmage G. Rogers, Jr., each of whom inherited an undivided 1/2 interest of 1/2. By unrelated document, it is determined that Martha F. Rogers died January 1,1976, thus terminating her dower interest.
     5. Martha Ann (Rogers) Haas, a widow, by deed dated May 8, 2003, recorded June 4, 2003, in Deed Book 496, page 501, conveyed her interest in the subject tract to Martha Rogers Haas, Trustee of the Martha Rogers Haas 1996 Revocable Trust dated September 14,1996.
     6. By deed dated May 3, 2011, recorded in Deed Book 553, page 92, Martha Rogers Haas, Trustee of the Martha Rogers Haas 1996 Revocable Trust conveyed to Talmar, LLC, a Florida limited liability company, doing business in Kentucky as TALMAR OF FL, LLC, all of their combined right, title and interest in and to coal and coal mining rights and privileges in Muhlenberg County, Kentucky.
     7. By deed dated May 3, 2011, recorded in Deed Book 553, page 57, and Talmage G. Rogers, Jr. and Jean M. Rogers, His Wife, conveyed to Talmar, LLC, a Florida limited liability company, doing business in Kentucky as TALMAR OF FL, LLC, all of their combined right, title and interest in and to the coal and coal mining rights and privileges in Muhlenberg County, Kentucky.

J. L. Rogers, Jr’s 1/2 Interest
     8. By deed dated April 30, 1956, recorded December 14, 1956, in Deed Book 200, page 45, J. L. Rogers, Jr. and wife, Anne F Rogers, conveyed to Wm. P. Donan, Trustee:
“an undivided 1/2 interest in an undivided 1/2 interest (being an undivided 1/4 interest thereof)”
of “all the coal and minerals” in 4 descriptions, one of which is described as that real estate conveyed (Tract 2) to J,, L. Rogers, Trustee, by Hite K Huffaker, Special Master in Chancery, for Gibraltar Coal Mining Company by deed dated September 11,1937, recorded in Deed Book 143, page 3. This deed and trust instrument is for the benefit of their children, James L. Rogers, III, and Sue Rogers, until they each reach the age of 21 years at which time they take free of trust.
     This instrument contains the following mineral reservation:
There is reserved from Parcel II, Tracts #1, 2, 3 and 4, all of the coal except the #9 vein of coal. There is also reserved and not conveyed herein, all the #9 coal that is strippable and covered in the coal lease from Talmage G Rogers, et al to Ayrshire Collieries Corporation, dated December 4, 1947 and of record in Deed Book 164, page 525, in the office aforesaid, to which reference is hereby made for a more specific description of the #9 coal excluded from this conveyance.
     26. By identically worded deeds:
(a)	Dated November 25, 1958, recorded October 2, 1859, in Deed Book 212, page 175;

(b)	Dated October 1, 1959, recorded October 2, 1859, in Deed Book 212, page 177;

(c)	Dated January 1, 1960, recorded January 12, 1960, in Deed Book 213, page 430; and

(d)	Dated January 1, 1961, recorded January 11, 1961, in Deed Book 221, page 421,
     26. L. Rogers, Jr. and wife, Anne F Rogers, conveyed to Wm. P. Donan, Trustee:
“an undivided 1/8 interest in an undivided 1/2 (being an undivided 1/16 interest thereof)”
in those real estate interests acquired by J. L. Rogers from Hite H. Huffaker, Special Master, by deed dated September 11, 1937, recorded in Deed Book 143, page 3. Each of these four conveyances contains the identical reservation set forth in paragraph 6.
     10. By deed dated June 13, 1962, recorded June 19, 1962, in Deed Book 229, page 302, Wm P. Donan, Trustee, conveyed to James L. Rogers, III, and Sue Ford Grable (nee Rogers) an undivided 1/4 interest each of the interest he held as Trustee.
     11. James Lloyd Rogers, Jr. died testate July 6, 1968 a resident of Florida. On July 13, 1968, daughter, Sue R, Grable, filed an authenticated copy of the will and the Muhlenberg

County Court ordered an ancillary probate in Muhlenberg County. The Will is of record in Will Book 10, page 116. William P Donan was appointed ancillary administrator on July 13, 1968, County Court Order Book 36, page 254. On June 30, 1971, County Court Order Book 38, page 254, the estate was settled.
26.	By deed dated June 18, 1971, recorded June 22, 1971, in Deed Book 283, page 168, William Donan, Ancillary Administrator with the will annexed of the estate of James L. Rogers, Jr.. conveyed to James L. Rogers, III, Testamentary Trustee under the will of James L Rogers, Jr. an undivided 1/2 interest of the 1/2 interests owned by the decedent James L. Rogers, Jr at the time of his death. In this conveyance, page 175, heading “Brownie Holt, Brownsville and Mercer”, the parcels acquired from Gibraltar Coal Mining Company are conveyed to Grantee, subject to the following exceptions:
“(16) An undivided % interest in an to the deep coal of the #9 vein of coal and all the minerals except coal as set out in Parcel II (2) in the deed from J. L. Rogers, Jr., et ux, to Wm., P. Donan, Trustee, dated April 30,1956, and of record in Deed Book 200, page 45
(17) An undivided 1/16 interest in and to the deep coal of the #9 vein of coal and all the minerals except coal as set out in Parcel I (2) in the deed from J. L. Rogers, Jr., et ux, to Wm. P. Donan, Trustee, dated November 25, 1958, and of record in Deed Book 212, p. 175.
(18) An undivided 1/16 interest in and to the deep coal of the #9 vein of coal and all the minerals except coal as set out in Parcel I (2) in the deed from J. L Rogers, Jr, et ux, to Wm P Donan, Trustee, dated October 1, 1959, and of record in Deed Book 212, page 177.
(19) An undivided 1/16 interest in and to the deep coal of the #9 vein of coal and all the minerals except coal as set out in Parcel I (2) in the deed from J. L. Rogers, Jr., et ux, to Wm P. Donan, Trustee, dated January 1, 1960, and of record in Deed Book 213, page 430
(20) An undivided 1/16 interest in and to the deep coal of the #9 vein of coal and all the minerals except coal as set out in Parcel I (2) in the deed from J. L Rogers, Jr., et ux, to Wm. P. Donan, Trustee, dated January 1, 1961 and of record in Deed Book 221, page 421.”
     13. By deed dated June 18, 1971, recorded in Deed Book 283, page 204, William P. Donan, Ancillary Administrator with the will annexed of the estate of James L. Rogers, Jr. conveyed to Anne F. Rogers an undivided 1/2 interest of the 1/2 interests owned by the decedent James L Rogers, Jr. at the time of his death. This instrument contains the identical exceptions set forth in the preceding paragraph.
     14. Anne F. Rogers died testate April 22, 1988 a resident of Indian River County, Florida, where her November 15, 1976 will was proven on May 18, 1988 and subsequently filed in Muhlenberg County on June 13, 1988, recorded in Will Book 24, page 1. Pursuant to Item 3, her real property was divided equally between her children, James L. Rogers, III, and Sue Rogers Johnson.
     15. By deed dated May 8, 1991, recorded in Deed Book 407, page 64, James R.. Rogers, III, et ux; Sue R. Johnson, et vir; James L, Rogers, HI; and Sue R. Johnson as ancillary administrator/trix of the Estate of Anne F. Rogers, deceased, conveyed to James L Rogers, III, Trustee of the James L Rogers, Jr Testamentary Trust:
“all of the surface, and mineral interests Anne F. Rogers had received by deed from Wm. P Donan, ancillary administrator of the Estate of James L. Rogers, Jr.”

     16. By deed dated April 29, 2011, of record in Deed Book 552, page 778, James L. Rogers, III, Trustee of the James L. Rogers, Jr. Testamentary Trust conveyed to J. L. Rogers Family, LLC, a Florida limited liability company authorized to transact business in Kentucky, all of its right, title and interest in and to coal and coal mining rights and privileges in Muhlenberg County, Kentucky.
END OF ADDENDUM 1

ADDENDUM 2
TO
CONSENT TO PARTIAL SUBLEASE
Lessee/Sublessor’s Source of Title
     1. By Mineral Lease dated December 4, 1947, recorded in Deed Book 164, page 525, Talmage G. Rogers, et al, leased to Ayrshire Collieries Corp. numerous tracts of properties consisting of both surface and mineral, surface only, coal only, and partial interests in such estates. By mesne instruments, the mineral lease dated December 4, 1947 has been amended and supplemented (“1947 Mineral Lease”).
     2. By “Notice” dated February ____, 1950, recorded September 30, 1969, in Deed Book 273, page 269, J. L. Rogers, Jr., et al, gave notice to Ayrshire Collieries that certain properties were being added to the demised premises of the 1947 Mineral Lease.
     3. By “Third Supplement” dated January 1, 1966, recorded September 25, 1974, in Deed Book 304, page 439, Martha F. Rogers, widow; Martha R. Poulos, et vir; T. G. Rogers, Jr., et ux; J. L. Rogers, III, et ux; and Sue Grable, et vir leased to Ayrshire Collieries “the deep #9 vein of coal excepted by Rogers, et al, under the 3rd paragraph on page 2 of the original lease owned by Lessors contained in the demised premises”.
     4. By unrecorded instrument entitled “Notice of Extension of Lease” dated November 1, 1967, Ayrshire Collieries Corporation gave notice to J. L. Rogers, et al, “pursuant to the provisions of said Third Supplemental Agreement has elected to elected to exercise its right to extend said lease for one (1) additional 20-year period or term, that is, until December 3, 1987.”
     5. By “Supplemental Agreement” dated November 30, 1967, recorded September 25, 1974, in Deed Book 304, page 453, the initial term of the “deep #9 vein of coal” as demised by Deed Book 304, page 439, was extended until December 3, 1987, and was to run concurrent with the term of the 1947 Mineral Lease.
     6. By instrument dated October 20, 1969, recorded December 18, 1969, in Articles of incorporation Book 6, page 211, Ayrshire Collieries Corporation was merged into American Metal Climax, Inc.
     7. By instrument dated June 15, 1974, recorded October 4, 1974, in Articles of Incorporation Book 8, page 73, American Metal Climax, Inc. changed its name to Amax, Inc.
     8. By “Partial Release of Coal Mining Lease” dated October 16, 1987, recorded in Deed Book 386, page 127, Talmage G. Rogers, Jr., et al, and Ayrshire Collieries Corporation mutually released a portion of the 1947 Mineral Lease by metes and bounds description of 768.11 acres and 15.56 acres. The Release terminated approximately 11.1 acres of Rogers Parcel 227; 16 acres of Rogers Parcel 238 and 25.7 acres of Rogers Parcel 239.
     9. By Assignment dated October 19, 1987, recorded in Deed Book 384, page 712, Amax, Inc., assigned to Peabody Coal Company, a partial interest in the 1947 Mineral Lease (“Partial Interest in Mineral Lease”).

     10. By deed dated September 12, 1989, recorded in Deed Book 389, page 37, Peabody Coal Company, a Delaware corporation, assigned to Peabody Development Company, a Delaware corporation, the Partial Interest in Mineral Lease. See also Deed of Confirmation dated December 20, 2005, effective September 12, 1989, Deed Book 516, page 502.
     11. By instrument dated August 30, 1991, recorded October 21, 1991, in Deed Book 410, page 98, Martha Haas, et al, consented to the assignment by Peabody Coal Company, a Delaware corporation, of the Partial Interest in Mineral Lease to Peabody Development Company, a Delaware corporation.
     12. By unrecorded instrument dated October 26, 1992, entitled “Amendment to Leases”, Martha Anne Rogers Haas, et al, contracted with Peabody Development Company, a Delaware corporation, for an amendment to the Partial Interest in 1947 Lease as previously amended by “Third Supplement Agreement” dated January 8, 1957 to define gross sales realization to include amounts received by lessee from its customers and payment of state severance tax, federal black lung and federal reclamation or SMCRA taxes imposed on the coal removed from the demised premises.
     13. Effective December 16, 2003, Peabody Development Company, a Delaware corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware limited liability corporation, as shown in Articles of Incorporation Book 15, page 635.
     14. Effective July 11, 2005, Peabody Coal Company, a Delaware corporation, pursuant to Section 266 of the Delaware General Corporation Law, converted and changed its name to Peabody Coal Company, LLC, a Delaware limited liability company, as shown in Articles of Incorporation Book 15, page 59.
     15. By “Deed of Confirmation” dated December 20, 2005, effective September 12, 1989, recorded December 28, 2005, in Deed Book 516, page 502, Peabody Coal Company, LLC, a Delaware limited liability company, confirmed the assignment of the Partial Interest in 1947 Mineral Lease to Peabody Development Company, LLC, a Delaware limited liability company.
     16. By deed dated December 20, 2005, recorded December 28, 2005, in Deed Book 516, page 590, Peabody Coal Company, LLC, a Delaware limited liability company, assigned to Peabody Development Company, LLC, a Delaware limited liability company, the Partial Interest in the 1947 Mineral Lease.
     17. By deed dated December 20, 2005, recorded December 28, 2005, in Deed Book 516, page 599, Peabody Development Company, LLC, a Delaware limited liability company, conveyed to Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company, all of its real property located in Muhlenberg County, Kentucky, to include the Partial Interest in the 1947 Mineral Lease.
     18. By “Deed of Confirmation” dated December 27, 2005, effective December 20, 2005, recorded December 28, 2005, in Deed Book 516, page 527, Peabody Development Company, LLC, a Delaware limited liability company, confirmed its conveyance to Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company, dated December 20, 2005, recorded in Deed Book 516, page 599.

     19. By “Consent to Assignment and Assumption” dated February 27, 2006, recorded in Deed Book 518, page 331, Talmage G. Rogers, Jr., et al, consented to the assignment and assumption by Peabody Development Company, LLC of the Partial Interest in the 1947 Mineral Lease to Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company.
     20. By “Mutual Partial Release” effective February 27, 2006, recorded in Deed Book 518, page 355, Talmage G. Rogers, Jr., et al, and Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company, mutually released “the strippable #9 vein of coal and all coals lying above the strippable #9 vein and all mining rights relating thereto” of Rogers Coal Parcel 214 from its Partial Interest in the 1947 Mineral Lease.
     21. By “Mutual Partial Release” effective February 27, 2006, recorded in Deed Book 518, page 365, Talmage G. Rogers, Jr., et al, and Central States Coal Reserves of Kentucky, LLC, mutually released in its entirety Rogers Coal Parcel 308 and a 16.9 acre portion of Rogers Parcel 209 and a 5.3 acre portion of Rogers Parcel 310 from Central States Coal Reserves of Kentucky’s Partial Interest in the 1947 Mineral Lease.
     22. By “Partial Assignment and Assumption of Mineral Lease” dated December 12, 2006, recorded in Deed Book 524, page 523, and by “Amended and Restated Partial Assignment of Leasehold Estate” dated April 17, 2007, effective December 12, 2006, recorded in Deed Book 527, page 186, Central States Coal Reserves of Kentucky, LLC, assigned to Western Land Company, LLC, and Western Land Company, LLC, a part of Central States Coal Reserves of Kentucky’s Partial Interest in 1947 Mineral Lease, such assignment being “the deep #9 Coal and coal mining rights” to portions of Rogers Tracts 237, 200, 204 and 214 and all of Rogers Tracts 213, 221, 201, 223 and 222.
     23. By “Amendment and Extension of Mineral Lease” dated April 25, 2007, a Memorandum of which is recorded in Deed Book 527, page 410, Talmage G. Rogers, Jr., at al, and Central States Coal Reserves of Kentucky, LLC, amended and extended its Partial Interest in 1947 Mineral Lease, inter alia, to extend the initial term through December 3, 2027.
     24. By unrecorded Agreement Relating to Additional Advance Royalties “Deep #9 Coal North of Western Kentucky Parkway” dated May 3, 2007, the Rogers and Central States Coal Reserves of Kentucky, LLC agreed to additional monthly minimum advance royalties under the terms and conditions of the 1947 Mineral Lease with respect to the Deep #9 Coal lying north of the Western Kentucky Parkway (now Wendell Ford Parkway) upon the terms and conditions more particularly set forth therein.
     25. By “Assignment and Assumption of Partial Interest In Mineral Lease” dated August 31, 2007, of record in Deed Book 531, page 227, Central States Coal Reserves of Kentucky, LLC, assigned to Cyprus Creek Land Resources, LLC, a Delaware limited liability company, all of its right, title and interest in and to its Partial Interest in the 1947 Mineral Lease.
     26. By unrecorded Consent to Assignment and Assumption of Partial Interest in Mineral Lease dated October 3, 2007, between Talmage G. Rogers, Jr., et al, as “LESSORS” consented to the assignment of a partial interest in the 1947 Mineral Lease by Central States Coal Reserves of Kentucky to Cyprus Creek Land Resources, LLC.
END OF ADDENDUM 2

EXHIBIT F
TO
ASSET PURCHASE AGREEMENT
Cyprus Creek & Duncan #9 Lease and Sublease

NOT TO BE RECORDED
UNDERGROUND COAL MINING LEASE AND SUBLEASE
(#9 Coal Lying North of the South ROW Line of Wendell Ford Parkway)
     This UNDERGROUND COAL MINING LEASE AND SUBLEASE (“Lease and Sublease”), is made and entered into on this the _____ day of _____________, 201___, (“Lease Date”), by and between CYPRUS CREEK LAND RESOURCES, LLC, Delaware limited liability company with an address of 701 Market Street, Suite 798, St. Louis, Missouri 63101 (“Cyprus Creek” or “Sublessor”) and ARMSTRONG COAL COMPANY, INC., a Delaware corporation with an address of 407 Brown Road, Madisonville, Kentucky 42431 (“Armstrong Coal” or “Sublessee”), collectively hereinafter the “Parties”.
W I T N E S S E T H:
     WHEREAS, by and through its predecessors in title, Cyprus Creek became the owner of the #9 vein or seam of coal and coal mining rights in and to owned partial interest tracts lying north of the south right-of-way of the Wendell Ford Parkway located in Muhlenberg County, Kentucky, and more particularly described on Exhibit B-1 and depicted on Exhibit A hereto (“#9 Owned Partial Interest Tracts”);
     WHEREAS, by an unrecorded Assignment and Assumption of Leasehold Interest in Coal Lease dated February 12, 2008, Cyprus Creek became the exclusive holder of the “Remainder of the Leased Premises”, which is a portion of the leasehold estate demised by an instrument entitled “Indenture” dated June 10, 1967 (“Duncan Coal Lease”), a short form Notice of which is of record in Deed Book 258, page 488, in the Office of the Muhlenberg County Clerk (“Duncan Lease”), relating to an undivided one-half (1/2) interest in and to the approximately 2,142 acres of coal and coal mining rights lying below the top of the #9 vein or seam of coal north of the south right-of-way line of the Wendell Ford Parkway (“#9 Leased Premises”) located in Muhlenberg County, Kentucky, more particularly depicted on the map attached hereto as Exhibit A and described on Exhibit B-2 hereto, which is subject to unrecorded Agreement Relating to Advance Royalties and Recoupment dated October 31, 2007 (“Advance Royalty Agreement”);
     WHEREAS, SUBLESSOR desires to lease to SUBLESSEE and SUBLESSEE desires to accept SUBLESSOR’s grant of a lease of SUBLESSOR’s right, title and ownership interest in and to the that portion of the #9 Owned Partial Interest Tracts lying north of the south right-of-way of the Wendell Ford Parkway located in Muhlenberg County, Kentucky, and more particularly depicted on the map attached as Exhibit A and described on Exhibit B-1 incorporated herein by reference and made a part hereof (the “Property”); and,
     WHEREAS, SUBLESSOR desires to sublease to SUBLESSEE and SUBLESSEE desires to accept SUBLESSOR’s grant of a sublease of SUBLESSOR’s right, title and leasehold interest in and to that portion of the Remainder of the Leased Premises being all of the #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky (the “Coal”), as more particularly depicted on the map attached hereto as Exhibit A and described on the

Cyprus Creek #9 Owned Partial Interest Tracts	12/28/11
Duncan #9 Remainder Leased Premises
N of S ROW of Wendell Ford Pkwy.
Muhlenberg Co., Ky.

1

attached Exhibit B-2, incorporated herein by reference and made a part hereof (the “Property”); and,
     WHEREAS, SUBLESSOR warrants and represents that it has provided a true and actual copy of the Advance Royalty Agreement to SUBLESSEE.
     NOW, THEREFORE, in consideration of the payment of the first installment of the Earned Royalty (defined below) by Armstrong Coal to Cyprus Creek, and in consideration of all other obligations of Armstrong Coal stated in this Lease and Sublease, Cyprus Creek does hereby grant, let, lease, sublet, and sublease unto Armstrong Coal all of its RIGHT, TITLE, and LEASEHOLD INTEREST, but only to the extent owned or leased Cyprus Creek in the #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky (the “Coal”), as more particularly depicted on the map attached hereto as Exhibit A and described in Exhibits B-1 and B-2 attached hereto, incorporated herein by reference and made a part hereof (the “Property”).
1. SPECIAL RIGHTS OF ARMSTRONG COAL. In addition to whatever rights Armstrong Coal may have by implication of law hereunder, Armstrong Coal shall have the following exclusive rights (“Rights”) to the extent in fact owned or held by Cyprus Creek:
(a)	To drill, take core samples, survey, map and otherwise evaluate the Coal and to perform environmental research.

(b)	To mine, extract or remove the Coal and other substances which are necessarily removed in the underground coal mining process by any and all underground mining methods now or hereafter in existence, including the right to disturb, cast, and pile all strata without regard to mineral content and for preparing and marketing coal; such rights, including, without limitation, to the extent permitted by applicable statutes and regulations and to the extent Cyprus Creek has the right to grant the same, the right to install and maintain railroad and truck loading facilities, storage areas, railroad tracks and switches, pumping stations, pole lines and wires; to dig ditches for the drainage of water; to lay pipe lines; to erect towers; to provide for the storage of materials and supplies; to construct and use roadways; to erect and use buildings, plants and structures of every kind; and, in general, and without limitation, to do any and all things incident to Armstrong’s mining, processing, and marketing of coal produced from the Property; provided, however, that Armstrong Coal has, by its execution of this Lease and Sublease, accepted all liability which may arise at any time after the execution hereof for any and all damage to surface and/or structures situated in, on or under the surface, where such damage was caused by Armstrong Coal’s operations under this Lease and Sublease. It is the express intent of the Parties hereto that by the language of this Section 1(b), Armstrong Coal shall have accepted all responsibility and liability for any and all subsidence and damage caused thereby as it relates to the Property and/or Coal from and after the date of execution hereof only.

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(c)	A free access to, in, from and across the Property and the Coal and the right to undertake any other thing or use necessary or convenient for the underground mining of the Coal.

(d)	To utilize underground tunnels, entries, passageways, rooms, haulage ways, pumping stations, pipelines, conveyors, storage facilities, drains and other surface and underground facilities, all with respect to the mining of Coal and for the purpose of mining of coal in, on or under the Property.
2. TERM.
     (a) This term of this Lease and Sublease (the “Term”) shall be for the longer of: (i) five (5) years commencing on the effective date of this Lease and Sublease; or (ii) until such time as all of the mineable and merchantable coal has been mined and removed; provided that Armstrong Coal is engaged in mining coal on the Property by no later than five (5) years from the effective date of this Lease and Sublease. Notwithstanding any provision to the contrary, Armstrong Coal may terminate this Lease and Sublease at any time during the term upon thirty (30) days written notice to Cyprus Creek. In the event that Armstrong Coal completes its mining activities prior to the expiration of the Term, this Lease and Sublease shall terminate and Armstrong Coal shall provide written notice to Cyprus Creek within thirty (30) days of the date on which Armstrong Coal last loads Coal from the Property for shipment to customers. This Lease and Sublease shall expire on the date of such written notice.
     (b) Upon expiration or termination of this Lease and Sublease, Armstrong Coal shall, at Cyprus Creek’s request, execute a Release of this Lease and Sublease for purposes of recording. After expiration or termination of this Lease and Sublease, Armstrong Coal shall have the right to re-enter the Property and remove all of Armstrong Coal’s mining equipment and related property from the Property, and thereafter, as and when required by Federal, state or local law or regulation, as a result of Armstrong Coal’s operations under this Lease and Sublease, Armstrong Coal shall perform reclamation and environmental work on and respecting the Property.
     (c) If, at any time, Armstrong Coal shall fail to perform reclamation and environmental work on and respecting the Property, as and when required by law, Cyprus Creek, at its option, shall have the right to:
(i)	seek specific performance of this obligation from a court of competent jurisdiction; and/or,

(ii)	re-enter the Property and perform such reclamation and environmental work as may be required at the expense of Armstrong Coal, which expense Armstrong Coal shall be obligated to pay without legal recourse.

(iii)	Notwithstanding the foregoing, Cyprus Creek shall provide Armstrong Coal thirty (30) days prior written notice of its intent to proceed under (i) or (ii) above and allow Armstrong Coal a reasonable time within which to perform reclamation work as set forth above.

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3. ROYALTIES. Armstrong Coal shall pay to Cyprus Creek, in full payment for all of the benefits secured by Armstrong Coal under or in connection with the mining of coal pursuant to this Lease and Sublease, the following Royalties (“Royalties”), when and to the extent stated:
(a)	Advance Royalty; Recoupments. Armstrong Coal shall pay to Cyprus Creek the amount of advance royalty as provided for under the Duncan Lease plus the amount of the additional advance royalty as provided for in the Advance Royalty Agreement of $9,000.00 per year, and Cyprus Creek shall promptly pay such amounts to the Lessors, so long as this Lease and Sublease remains in effect. In accordance with the Advance Royalty Agreement, upon the termination or expiration of Western Diamond, LLC mining, Armstrong Coal shall increase the amount of advance royalty paid to Cyprus Creek to the total of $10,000.00 per year. Cyprus Creek shall pay all advance royalty amounts due to Lessors from the amounts received from Armstrong Coal hereunder. Armstrong Coal shall be solely entitled to amounts that are recouped or recoupable from the Lessors based upon credits to the Lessee/Sublessor for payments made to Lessors prior to the date hereof. Armstrong Coal shall be solely entitled to amounts recouped or recoupable from the Lessors based upon credits accrued or payments made of advance royalties after the date hereof.

(b)	Earned Royalty. Armstrong Coal shall pay to Cyprus Creek as an Earned Royalty (“Earned Royalty”) for each ton of Coal mined and sold from the Property five percent (5%) of Armstrong Coal’s per ton royalty basis per ton, as provided in the Duncan Lease affecting each ton of Coal mined and sold hereunder for the one-half (1/2) interest of the Lessors thereunder. Armstrong Coal’s payment of the five percent (5%) per ton royalty shall completely satisfy the Earned Royalty obligations owed for both Cyprus Creek’s #9 Owned Partial Interest Tracts being leased herein and the #9 Leased Premises being subleased herein.

(c)	Obligation to Pay Royalties to Lessors. Should Cyprus Creek fail to remit to Lessors any advance royalties as set forth in subsection (a) above or any Earned Royalty as set forth in subsection (b) above, then Armstrong Coal shall have the right to cure any such non-payment or default, and such right to cure shall include, without limitation, the right to make any payment required under the Duncan Coal Lease directly to the Lessors and to deduct such payment from any payment owed to Cyprus Creek under this Sublease or any other agreement between the parties.

(d)	Payment. All Earned Royalty shall be payable on the 25th day of each month for all coal mined and sold by Armstrong Coal from the Property during the preceding calendar month. No Earned Royalty shall be payable on or with respect to gob, slurry, tailings or other residue resulting from the processing, including washing of Coal for sale from the Property, and Armstrong Coal shall have clear title to all such material from the Property, provided that all such material is removed from the Property prior to the expiration or termination of this Sublease.

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(e)	Additional Expenses. Armstrong Coal shall be responsible for the payment of all costs and expenses resulting from or related to the mining, removal, and sale of the Coal, all reporting costs, taxes, and all engineering fees. It shall be solely responsible for all additional costs including costs relating to the Lessors and the leasehold estate herein subleased.

(f)	Reports. Beginning with the month following the month in which coal is first mined from the Property, and for each month thereafter, Armstrong Coal shall furnish to Cyprus Creek a report stating for that month the number of coal acres mined and the tons of coal mined and sold from each parcel depicted on Exhibit A and described on Exhibits B-1 and B-2, the per ton Royalty Basis (defined below) showing all adjustments made to the monthly invoice sales price; the calculated royalty rate per ton; and credits, if any.

(g)	Delinquent Payments. Delinquent payments shall bear interest from their due date at a per annum rate which is one percent (1%) above the prime interest rate as reported in the Wall Street Journal, as quoted on the first day of the month in which payment is due.
4. ROYALTY BASIS. Royalty Basis hereunder shall mean the invoice sales price of the coal, F.O.B. mine, without any deduction for taxes, fees or any other amounts whatsoever. Except as otherwise restricted or prohibited by the Duncan Lease, Armstrong Coal may commingle the Coal with other coal from Armstrong Coal’s mine(s). The payment of royalties, when and as due hereunder, shall be construed as full payment of Armstrong Coal’s right to retain the leasehold estate and all of the rights granted by Cyprus Creek under this Lease and Sublease.
5. MINE PLANS. Armstrong Coal shall make available for inspection by Cyprus Creek upon reasonable advance request a copy of Armstrong Coal’s Mine Plan map and any revisions thereto and of Armstrong Coal’s Coal Mining and Reclamation Operations Permit to Mine the Coal, including the application for such permit, and all maps and diagrams submitted therewith. Cyprus Creek shall not interfere with Armstrong Coal’s permitting activities. In addition, Cyprus Creek shall have the right to review such mine plans on no less than an annual basis. Armstrong Coal shall furnish to Cyprus Creek on January 25 and July 25 of each year a map showing the area mined in the previous six (6) months and showing the area projected to be mined in the following six (6) months. These maps shall be certified by a Registered Professional Engineer, Certified Professional Geologist or Registered Land Surveyor and shall be at scale of not more than 1” = 100’, showing a minimum, by month, the actual extent of Coal extracted and thickness of each of the Coal seams mined.
6. CYPRUS CREEK’S RIGHT TO INSPECT. Cyprus Creek or its representatives at reasonable times, and upon at least forty-eight (48) hours advance written notice, shall have the right to make surveys of the workings in the Coal herein leased to determine the accuracy of Armstrong Coal’s surveys of such workings; and at reasonable times, and upon at least forty-eight (48) hours advance written notice, to examine the maps and engineering records of Armstrong Coal with reference to said surveys. Armstrong Coal shall keep records of all coal mined and sold from the Property for a period of thirty-six (36) months and Cyprus Creek shall have the right to inspect the records at all reasonable times. Cyprus Creek or its representatives shall also have the right at

5

reasonable times, and upon at least forty-eight (48) hours advance written notice, to examine and check the invoices, sales records and other directly relevant records of Armstrong Coal to determine the accuracy of Armstrong Coal’s reports to Cyprus Creek. Cyprus Creek agrees to treat Armstrong Coal’s invoices and sales records as confidential and not to disclose such records to Cyprus Creek’s or its affiliates’ sales representatives or any other parties. Armstrong Coal shall not be responsible for any injury, loss or damages suffered by Cyprus Creek’s representatives that enter the Property, except for any injury, loss or damages caused in whole or in part by the gross negligence of Armstrong Coal, its agents or employees.
7. TITLE. Cyprus Creek does not warrant its title to the Coal or the Property generally and shall have no liability to Armstrong Coal for any impairment of or interference with the exchange of Armstrong Coal’s rights under this Lease and Sublease by any person claiming title superior to Cyprus Creek’s; provided however, Cyprus Creek, for itself, and for its successors, does represent, warrant, promise and agree that it has not done, or suffered to be done, anything whereby Cyprus Creek’s right, title and interest in the Coal or the Property is, or has been, in any manner encumbered or charged, and Cyprus Creek will warrant and forever defend its right, title and interest in the Coal and Property against all persons claiming, or to claim the same, by, through or under Cyprus Creek.. During the term of this Lease and Sublease, however, Cyprus Creek shall not impair or suffer by act or omission any impairment of its title to the Property which would interfere with Armstrong Coal’s exercise of its rights under this Lease and Sublease. Except as otherwise restricted or prohibited in the Duncan Lease, defects in Cyprus Creek’s title may be corrected by Armstrong Coal at Armstrong Coal’s sole discretion and cost, and Cyprus Creek agrees to cooperate with Armstrong Coal in such corrective activity in the event it is requested to do so. Cyprus Creek agrees to furnish Armstrong Coal all title information in its possession or readily available to Cyprus Creek, including abstracts of title, commitments for title insurance and title insurance policies. The Parties agree to execute necessary releases as to any property to which Armstrong Coal notifies Cyprus Creek of tile defects to which it elects not to cure.
8. COMPLIANCE WITH LAWS.
     (a) Armstrong Coal shall perform all legally required reclamation and comply with all applicable Federal, state and local laws, rules and regulations; obtain all necessary permits; pay all employment and other taxes required in connection herewith, and shall indemnify and defend Cyprus Creek against all actions, including penalties and fines, resulting from Armstrong Coal’s failure to do so.
     (b) Armstrong Coal shall secure and keep in force a reclamation bond to the extent required by applicable law. Armstrong Coal shall not continue its mining operations, without the written permission of Cyprus Creek, if it should fail to keep in force such bond.
9. INDEMNIFICATION. Except as provided in Section 6 above, Armstrong Coal shall indemnify, defend and save harmless Cyprus Creek against any and all claims, loss and expense arising or accruing after the date of this Lease and Sublease by reason of liability imposed or claimed to be imposed by law for damage due to bodily injuries, (including death) and property damage sustained by any person(s), including the employees of Armstrong Coal, arising out of or in consequence of Armstrong Coal’s exercise of its rights hereunder, whether same arise in whole or in part from negligence

6

(or from any other legal basis) of Armstrong Coal, its employees or agents. Cyprus Creek shall indemnify, defend and save harmless Armstrong Coal against any and all claims, loss and expense by reason of liability imposed or claimed to be imposed by law for damage due to bodily injuries, (including death) and property damage sustained by any person(s), including the employees of Cyprus Creek, arising out of or in consequence of Cyprus Creek’s exercise of its rights, whether same arise in whole or in part from negligence (or from any other legal basis) of Cyprus Creek, its employees or agents. This provision shall survive any termination or cancellation of this Lease and Sublease.
10. INSURANCE. Armstrong Coal shall obtain and continue in force, during the term of this Lease and Sublease, the following insurance coverages:
(a)	Employer’s Liability insurance with limits of $500,000 each occurrence, unless the laws of the State in which the work is to be performed preclude an independent right of action by an employee against an employer under common law.

(b)	Comprehensive Automobile Liability insurance with Bodily Injury and Property Damage both with $1,000,000 combined single limit.

(c)	Comprehensive General Liability insurance, including Contractual Liability coverages with Bodily Injury, and Property Damage both with $1,000,000 combined single limit.

(d)	Workers’ Compensation coverage with statutory limits. All insurance policies must contain an unqualified provision that the insurance carrier will give Cyprus Creek thirty (30) days prior notice in writing of any cancellation, change or lapse of such policy. Prior to occupancy or use of the Property, Armstrong Coal shall furnish to Cyprus Creek (in form satisfactory to Cyprus Creek) a certificate of insurance showing that the requirements of this paragraph have been satisfied. The certificate of insurance shall name Cyprus Creek as an additional insured and certificate holder on all aforementioned policies. The liability assumed by Armstrong Coal under this Lease and Sublease is not limited by the amount of insurance which Armstrong Coal is required to provide under this paragraph.
11. DEFAULT AND TERMINATION. In the event of the failure on the part of Armstrong Coal to make any payment hereunder when due, or failure of Armstrong Coal to make any payment due and payable under that certain Promissory Note between Armstrong Coal and Cyprus Creek of even date herewith, or in the event a Party fails to observe and perform any other agreement or undertaking as herein provided, then the other Party shall have the right immediately to give the defaulting Party a written notice designating the particular default or defaults of which complaint is made and notifying the defaulting Party of its intention and election to terminate the Lease and Sublease by reason of such default or defaults, and unless the defaulting Party shall make the payment in default within TEN (10) days after giving of said notice and remove any other default complained of within THIRTY (30) days after the giving of said notice (except any default not susceptible of being cured within such THIRTY (30) day period, in which event the time permitted to the defaulting Party to complete the same, provided the defaulting Party commences promptly and proceeds diligently to complete such

7

performance), then without further notice this Lease and Sublease and the rights of the defaulting Party hereunder shall be forfeited, canceled and terminated. Such termination of this Lease and Sublease shall not, however, relieve the obligation for any Royalty due under this Lease and Sublease to date of such termination or liability of the defaulting Party for any other damage resulting to the other Party from said default. Armstrong Coal shall have the right, and the obligation should Cyprus Creek so demand, to remove any of its property from the Property for a period of one (1) year after expiration or termination of this Lease and Sublease, subject to Armstrong Coal’s rights under Section 1(d) hereof.
12. TAXES. At all times during the term of this Lease and Sublease and any extension hereof, Armstrong Coal shall be responsible for and shall pay all state and local real property taxes imposed upon the interests Leased and Subleased hereunder. Such taxes shall include, but not be limited to, real estate taxes upon the mineral interest hereunder, severance taxes, production taxes, business taxes and personal property taxes. The intent of this provision is to make clear that while this Lease and Sublease is in effect, Cyprus Creek shall have no liability for any taxes or government impositions whatsoever which may be imposed upon the Property, or the Coal, or upon the operations of Armstrong Coal as they relate to the Property, or the Coal leased and subleased hereunder or the rights granted to Armstrong Coal hereunder. However, it is the understanding of the Parties that Cyprus Creek shall pay all real estate taxes only, which may be imposed upon the Property to the appropriate taxing authority; thereafter, Armstrong Coal shall reimburse Cyprus Creek for the full amount of all such paid taxes upon its receipt of an invoice from Cyprus Creek evidencing same.
13. ANCILLARY PROVISIONS OF THIS LEASE AND SUBLEASE. This Lease and Sublease, and the attached Exhibits A, B-1, and B-2 (made a part hereof) constitute the entire agreement between the Parties, supersede all representations, bids, agreements, memoranda and correspondence between, by or for the Parties relating to the Property, and shall be construed in accordance with the laws of the state of Kentucky. No amendment or modification of this Lease and Sublease shall be binding unless made by a written instrument of equal formality with this Lease and Sublease. Waiver by either party of performance by the other party of any of the provisions of this Lease and Sublease shall not be construed as a waiver of any further right to insist upon full performance of the terms of this Lease and Sublease. Each Party shall be entitled to insist strictly upon timeliness of performance by the other Party of the other Party’s obligations.
14. FORCE MAJEURE. Except for the failure to pay money due and payable to Cyprus Creek, Armstrong Coal shall not be deemed to be in default for any failure to perform or observe any of the terms, conditions, provisions, obligations or covenants to be performed or observed by it hereunder during periods in which such performance or observance is prevented by any event reasonably beyond Armstrong Coal’s control including, but not by way of limitation, any order, decree, direction, inaction, or denial of permit by any governmental law, executive order, rule, regulation, or request enacted or promulgated under color of authority; by scarcity or inability to obtain equipment, material, power or fuel; by lack of satisfactory market in the sole opinion and discretion of Armstrong Coal for Coal mined from the Property; by riot, strike, lockout, insurrection or industrial disturbance; by failure of carriers to transport or furnish facilities for transportation; by any act of God (including, with limitation, lightning, earthquake, cave-in, fire, storm, flood, washout); or by breakage or accident to machinery or facilities; fires or explosions; provided that Armstrong Coal shall exercise reasonable diligence to

8

resume mining operations. Armstrong Coal shall have the right to determine and settle any strikes, lockouts or industrial disputes in its sole discretion, and the aforesaid requirement of exercising reasonable diligence to resume mining shall not require Armstrong Coal to accede to any demand or position of any other party involved in such strike, lockout or industrial dispute.
15. PRESERVATION OF TITLE. During the term of this Lease and Sublease, Cyprus Creek shall not do anything or fail to do anything, which would prevent or obstruct Armstrong Coal’s rights hereunder. Nothing herein shall create or be interpreted to create a hindrance of any kind whatsoever to Cyprus Creek’s freedom to dispose of its interest in this Lease and Sublease, the Property, or the Coal provided such proposal is made subject to this Lease and Sublease.
16. RECORDING. Neither Party shall record this Lease and Sublease without the prior written consent of the other Party.
17. ASSIGNMENT. Armstrong Coal shall not assign this Lease and Sublease or any part of its right hereunder, without the prior written consent of Cyprus Creek, which shall not be unreasonably withheld. Absent Cyprus Creek’s prior written consent, any assignment or attempted or purported assignment shall be void as to Cyprus Creek and, moreover, shall constitute a material breach of this Lease and Sublease.
18. NOTICES. Any notice or communication required by this Lease shall be in writing addressed to the address of each of the Parties respectively as follows:
(a)	If to Armstrong Coal: Armstrong Coal Company, Inc. 407 Brown Road Madisonville, KY 42431

With copy to:

Mason L. Miller Miller & Wells, PLLC 300 East Main Street, Ste. 360 Lexington, Kentucky 40507

-and-

Armstrong Energy, Inc. Attn: Martin D. Wilson, President 7733 Forsyth Blvd., Suite 1625 St. Louis, Missouri 63105

(b)	If to Cyprus:

Cyprus Creek Land Resources, LLC 701 Market Street, Suite 798 St. Louis, Missouri 63101

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With copy to: J. Sale Gordon Gordon Law Offices, PSC 121 W. 2nd St. Owensboro, Kentucky 42301
At any time, either Party may specify in writing a new address for notification hereunder.
19. MEMORANDUM OF LEASE AND SUBLEASE. The Parties hereby agree to execute a memorandum or notice of this Lease and Sublease in form suitable for recording.
     IN WITNESS WHEREOF, the Parties have executed this Underground Coal Mining Lease and Sublease in duplicate, as of the effective date first above written, by their own hand and deed, and/or by their duly authorized representatives, each of which representative, by signing this Underground Coal Mining Lease and Sublease, personally represents and guarantees his authority to sign for the Party indicated.

Cyprus Creek:	CYPRUS CREEK LAND RESOURCES, LLC
By:
James C. Sevem, Vice President

STATE OF MISSOURI	)
	)	SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by James C. Sevem as Vice President of Cyprus Creek Land Resources, LLC, a Delaware limited liability company, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law for the purposes stated herein, on this the _______ day of ______________, 201___.

(SEAL)

Notary Public,

My commission expires: ______________

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     WITNESS, the execution of:

Armstrong Coal:	ARMSTRONG COAL COMPANY, INC.
By:
Martin D. Wilson, President

STATE OF MISSOURI	)
	)	SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Martin D. Wilson as President of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law for the purposes stated herein, on this the _______ day of ______________, 201___.

(SEAL)

Notary Public,

My commission expires: __________

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EXHIBIT A
TO
UNDERGROUND COAL MINING LEASE AND SUBLEASE
Map

12

D22
162
D8
163
164
D12
165
D11
194
D10
195
D16
167
D9
166
D6
D37
202
203
201
D24
D40
196
D5
200
D14
197
D19
198
D23
OHIO CO
MUHLENBERG CO
GREEN RIVER
STRIP
Creek
STRIP MINES
Bluff Cem
Fairmount Cem
Conveyor
1379

KY #9 Seam Tracts
D-Duncan Tract
No Alpha-Owned Tract

Scale: 1"=2,000'

Exhibit A
Cyprus Creek & Duncan
Leased & Subleased Tracts
KY #9 Seam
Muhlenberg County, KY

13

EXHIBIT B-1
TO
COAL MINING LEASE AND SUBLEASE
All references are to the Office of the Muhlenberg County Clerk.
Leased #9 Owned Coal

	MAP TR	LC#	DB/P	DATE	FOOTNOTE
1	162	016-170 T22	192/405	8/12/1954	1

2	163	016-170 T8	192/405	8/12/1954	1

3	164	016-170 T12	192/405	8/12/1954	1

4	165	016-170 T11	192/405	8/12/1954	1

5	166	016-170 T16	192/405	8/12/1954	1

6	167	016-170 T10	192/405	8/12/1954	1

7	194	016-170 T6	192/405	8/12/1954	1

8	195	016-170 T9	192/405	8/12/1954	1

		016-170 T5	192/405	8/12/1954
9	196	016-655 QCD	192/437	12/31/1954	1

10	197	016-170 T19	192/405	8/12/1954	1

			192/405	8/12/1954
11	198	016-170 T23	272/169	7/23/1969
		016-672	272/174	7/23/1969	1
			272/179	7/24/1969

12	200	016-170 T14	192/405	8/12/1954	1

13	201	016-170 T37	192/405	8/12/1954	1

14	202	016-170 T24	192/405	8/12/1954	1

15	203	016-170 T40	192/405	8/12/1954	1
Schedule of Known Exceptions

Footnote	Description
1	50 Coal owned, 50% leased from Heirs of W. G. Duncan, dated October 31, 2007, recorded in Deed Book 533, page 345, Land Contract #2699-023-00.
Source of Title
AND BEING a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC, by Deed dated September 13, 2007, of record in Deed Book 530, page 620.
END OF EXHIBIT B-1

14

EXHIBIT B-2
TO
UNDERGROUND COAL MINING LEASE AND SUBLEASE
All recording references are to the Office of the Muhlenberg County Clerk.
Subleased Duncan #9 Coal

Map
	No	LC#	Acres	DB/P	Date	Footnote
		2699-023-00		258/488	6/10/1967
1	D5	016-170 T5	163.3	533/345	10/31/2007	1
		016-205 T5		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
2	D6	016-170 T6	9.9	533/345	10/31/2007	1
		016-205 T6		534/162	2/12/2008

				258/488	6/10/1967
3	D8	2699-023	175.8	533/345	10/31/2007	1
		016-205 T8		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
4	D9	016-170 T 9	175	533/345	10/31/2007	1
		016-205 T9		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
5	D10	016-170 T10	126.9	533/345	10/31/2007	1
		016-205 T10		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
6	D11	016-170 T11	113.25	533/345	10/31/2007	1
		016-205 T11		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
7	D12	016-170 T12	125	533/345	10/31/2007	1
		016-205 T12		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
8	D14	016-170 T14	101.5	533/345	10/31/2007	1
		016-205 T14		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
9	D16	016-170 T16	30.25	533/345	10/31/2007	1
		016-205 T16		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
10	D19	016-170 T19	214.8	533/345	10/31/2007	1
		016-205 T19		534/162	2/12/2008

				285/488	6/10/1967
11	D22	2699-023	102.47	533/345	10/31/2007	1
		016-205 T22		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
12	D23	016-170 T23	126.3	533/345	10/31/2007	1
		016-205 T23		534/162	2/12/2008

15

	Map
	No	LC#	Acres	DB/P	Date	Footnote
		2699-023-00		258/488	6/10/1967
13	D24	016-170 T24	39	533/345	10/31/2007	1
		016-205 T24		534/162	2/12/2008

14	D37	2699-023-00 016-170 T37	107.5	258/488 533/345	6/10/1967 10/31/2007	1
		016-205 T37		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
15	D40	016-170 T40	39	533/345	10/31/2007	1
		016-205 T40		534/162	2/12/2008
Schedule of Known Exceptions

Footnote	Description
1	50% Coal leased from Heirs of W. G. Cuncan, dated October 31, 2007, recorded in Deed Book 533, page 345, Land Contract #2699-023
Source of Title
1.	AND BEING a portion of the same property demised by Angus Fort Duncan, et al, ( W. G. Duncan Heirs) to Central States Coal Reserves of Kentucky, LLC, by instrument dated October 1, 2007, recorded in Deed Book 533, page 345.

2.	AND BEING apportion of the same property assigned by Central States Coal Reserves of Kentucky, LLC and assumed by Cyprus Creek Land Resources, LLC, by instrument dated February 12, 2008, recorded in Deed Book 534, page 162.
END OF EXHIBI T B-2

16

EXHIBIT G
TO
ASEET PURCHASE AGREEMENT
Memo of Cyprus Creek & Duncan #9 Lease and Sublease

MEMORANDUM
OF
UNDERGROUND COAL MINING LEASE AND SUBLEASE
(#9 Coal Lying North of the South ROW Line of Wendell Ford Parkway)
     This MEMORANDUM OF UNDERGROUND COAL MINING LEASE AND SUBLEASE (“Memorandum”), is made and entered into on this the _____ day of _____________, 201___, (“Lease Date”), by and between CYPRUS CREEK LAND RESOURCES, LLC, Delaware limited liability company with an address of 701 Market Street, Suite 798, St. Louis, Missouri 63101 (“Cyprus Creek” or “Sublessor”) and ARMSTRONG COAL COMPANY, INC., a Delaware corporation with an address of 407 Brown Road, Madisonville, Kentucky 42431 (“Armstrong Coal” or “Sublessee”), collectively hereinafter the “Parties”.
W I T N E S S E T H:
     WHEREAS, by and through its predecessors in title, Cyprus Creek became the owner of the #9 vein or seam of coal and coal mining rights in and to owned partial interest tracts lying north of the south right-of-way of the Wendell Ford Parkway located in Muhlenberg County, Kentucky, and more particularly described on Exhibit B-1 and depicted on Exhibit A hereto (“#9 Owned Partial Interest Tracts”);
     WHEREAS, by an unrecorded Assignment and Assumption of Leasehold Interest in Coal Lease dated February 12, 2008, Cyprus Creek became the exclusive holder of the “Remainder of the Leased Premises”, which is a portion of the leasehold estate demised by an instrument entitled “Indenture” dated June 10, 1967 (“Duncan Coal Lease”), a short form Notice of which is of record in Deed Book 258, page 488, in the Office of the Muhlenberg County Clerk (“Duncan Lease”), relating to an undivided one-half (1/2) interest in and to the approximately 2,142 acres of coal and coal mining rights lying below the top of the #9 vein or seam of coal north of the south right-of-way line of the Wendell Ford Parkway (“#9 Leased Premises”) located in Muhlenberg County, Kentucky, more particularly described on Exhibit B-2 hereto and depicted on Exhibit A hereto, which is subject to unrecorded Agreement Relating to Advance Royalties and Recoupment dated October 31, 2007 (“Advance Royalty Agreement”);
     WHEREAS, by separate Underground Coal Mining Lease and Sublease of even date herewith, SUBLESSOR has leased to SUBLESSEE a lease of SUBLESSOR’s right, title and ownership interest in and to the that portion of the #9 Owned Partial Interest Tracts lying north of the south right-of-way of the Wendell Ford Parkway located in Muhlenberg County, Kentucky, and more particularly described on Exhibit B-1 and depicted on Exhibit A hereto (the “Property”); and, a sublease of SUBLESSOR’s right,

Cyprus Creek #9 Owned Partial Interest Tracts Duncan #9 Remainder Leased Premises N of Wendell Ford Pkwy. Muhlenberg Co., Ky.	12/27/11

1

title and leasehold interest in and to that portion of the Remainder of the Leased Premises being all of the #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky (the “Coal”), as more particularly depicted on Exhibit A attached hereto and described on the attached Exhibit B-2, incorporated herein by reference and made a part hereof (the “Property”); and
     WHEREAS, the Parties desire to have a recorded Memorandum for the purpose of filing record notice thereof, and for that purpose, have executed this Memorandum.
     NOW, THEREFORE, in consideration of the execution of the Underground Coal Mining Lease and Sublease of even date herewith between the Parties and mutual covenants and agreements set forth therein, Cyprus Creek does hereby grant, let, lease, sublet, and sublease unto Armstrong Coal all of its RIGHT, TITLE, and LEASEHOLD INTEREST, but only to the extent owned or leased Cyprus Creek in the #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky (the “Coal”), as more particularly described in Exhibits B-1 and B-2 attached hereto and depicted on the map attached hereto as Exhibit A, incorporated herein by reference and made a part hereof (the “Property”).
     (a) This term of this Lease and Sublease (the “Term”) shall be for the longer of: (i) five (5) years commencing on the effective date of this Lease and Sublease; or (ii) until such time as all of the mineable and merchantable coal has been mined and removed; provided that Armstrong Coal is engaged in mining coal on the Property by no later than five (5) years from the effective date of this Lease and Sublease. Notwithstanding any provision to the contrary, Armstrong Coal may terminate this Lease and Sublease at any time during the term upon thirty (30) days written notice to Cyprus Creek. In the event that Armstrong Coal completes its mining activities prior to the expiration of the Term, this Lease and Sublease shall terminate and Armstrong Coal shall provide written notice to Cyprus Creek within thirty (30) days of the date on which Armstrong Coal last loads Coal from the Property for shipment to customers. This Lease and Sublease shall expire on the date of such written notice.
     (b) Upon expiration or termination of this Lease and Sublease, Armstrong Coal shall, at Cyprus Creek’s request, execute a Release of this Lease and Sublease for purposes of recording. After expiration or termination of this Lease and Sublease, Armstrong Coal shall have the right to re-enter the Property and remove all of Armstrong Coal’s mining equipment and related property from the Property, and thereafter, as and when required by Federal, state or local law or regulation, as a result of Armstrong Coal’s operations under this Lease and Sublease, Armstrong Coal shall perform reclamation and environmental work on and respecting the Property.
     (c) If, at any time, Armstrong Coal shall fail to perform reclamation and environmental work on and respecting the Property, as and when required by law, Cyprus Creek, at its option, shall have the right to:
(i)	seek specific performance of this obligation from a court of competent jurisdiction; and/or,

(ii)	re-enter the Property and perform such reclamation and environmental work as may be required at the expense of Armstrong Coal, which expense Armstrong Coal shall be obligated to pay without legal recourse.

2

(iii)	Notwithstanding the foregoing, Cyprus Creek shall provide Armstrong Coal thirty (30) days prior written notice of its intent to proceed under (i) or (ii) above and allow Armstrong Coal a reasonable time within which to perform reclamation work as set forth above.
     This Memorandum is executed solely for the purpose of providing record notice only, and is not intended, nor shall it be deemed, to modify any of the provisions of the Underground Mining Coal Lease and Sublease. Reference should be made to the Underground Coal Mining Lease to ascertain all of the terms, conditions, and covenants thereof, a true and correct copy of which is in the possession of both Cyprus Creek and Armstrong Coal.
     IN WITNESS WHEREOF, the Parties have executed this Memorandum of Underground Coal Mining Lease and Sublease as of the effective date first above written.

Cyprus Creek:	CYPRUS CREEK LAND RESOURCES, LLC
By:
James C. Sevem, Vice President

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by James C. Sevem as Vice President of Cyprus Creek Land Resources, LLC, a Delaware limited liability company, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law for the purposes stated herein, on this the _______ day of ______________, 201___.

(SEAL)
Notary Public,
My commission expires: ___________________________________

3

     WITNESS, the execution of:
Armstrong Coal:

ARMSTRONG COAL COMPANY, INC.
By:
Martin D. Wilson, President

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Martin D. Wilson as President of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law for the purposes stated herein, on this the _______ day of ______________, 201___.

(SEAL)
Notary Public,
My commission expires:__________________________________________

THIS INSTRUMENT PREPARED BY:
______________________________________
M. Kirby Gordon, II
GORDON & GORDON, P.S.C.
6357 KY Hwy 405
P.O. Box 398
Owensboro, Kentucky 42302-0398
(270) 281-0398

4

EXHIBIT A
TO
MEMORANDUM OF UNDERGROUND COAL MINING LEASE AND SUBLEASE
Map

5

MUHLENBERG COUNTY
D556 PG432

D22
162
D8
163
164
D12
165
D11
194
195
D9
D10
D16
167
166
D6
D37
201
202
D24
203
D40
196
D5
200
D14
197
D19
198
D23
GREEN RIVER
OHIO CO
MUHLENBERG CO
Conveyor
Bluff Cem.
Fairmount Cem.
STRIP MINES
Creek
KY #9 Seam Tracts
D-Duncan Tract
No Alpha-Owned Tract
Scale: 1"=2,000'
N

Exhibit A
Cyprus Creek & Duncan
Leased & Subleased Tracts
KY #9 Seam
Muhlenberg County, KY

6

EXHIBIT B-1
TO
MEMORANDUM OF COAL MINING LEASE AND SUBLEASE
All references are to the Office of the Muhlenberg County Clerk.
Leased #9 Owned Coal

	MAP TR	LC#	DB/P	DATE	FOOTNOTE
1	162	016-170 T22	192/405	8/12/1954	1

2	163	016-170 T8	192/405	8/12/1954	1

3	164	016-170 T12	192/405	8/12/1954	1

4	165	016-170 T11	192/405	8/12/1954	1

5	166	016-170 T16	192/405	8/12/1954	1

6	167	016-170 T10	192/405	8/12/1954	1

7	194	016-170 T6	192/405	8/12/1954	1

8	195	016-170 T9	192/405	8/12/1954	1

9	196	016-170 T5 016-655 QCD	192/405 192/437	8/12/1954 12/31/1954	1

10	197	016-170 T19	192/405	8/12/1954	1

11	198	016-170 T23 016-672	192/405 272/169 272/174 272/179	8/12/1954 7/23/1969 7/23/1969 7/24/1969	1

12	200	016-170 T14	192/405	8/12/1954	1

13	201	016-170 T37	192/405	8/12/1954	1

14	202	016-170 T24	192/405	8/12/1954	1

15	203	016-170 T40	192/405	8/12/1954	1
Schedule of Known Exceptions

Footnote	Description
1	50 Coal owned, 50% leased from Heirs of W. G. Duncan, dated October 31, 2007, recorded in Deed Book 533, page 345, Land Contract #2699-023-00.
Source of Title
AND BEING a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC, by Deed dated September 13, 2007, of record in Deed Book 530, page 620.
END OF EXHIBIT B-1

7

EXHIBIT B-2
TO
MEMORANDUM OF UNDERGROUND COAL MINING LEASE AND SUBLEASE
All recording references are to the Office of the Muhlenberg County Clerk.
Subleased Duncan #9 Coal

	Map No	LC#	Acres	DB/P	Date	Footnote
1	D5	2699-023-00 016-170 T5 016-205 T5	163.3	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

2	D6	2699-023-00 016-170 T6 016-205 T6	9.9	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

3	D8	2699-023 016-205 T8	175.8	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

4	D9	2699-023-00 016-170 T 9 016-205 T9	175	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

5	D10	2699-023-00 016-170 T10 016-205 T10	126.9	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

6	D11	2699-023-00 016-170 T11 016-205 T11	113.25	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

7	D12	2699-023-00 016-170 T12 016-205 T12	125	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

8	D14	2699-023-00 016-170 T14 016-205 T14	101.5	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

9	D16	2699-023-00 016-170 T16 016-205 T16	30.25	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

10	D19	2699-023-00 016-170 T19 016-205 T19	241.8	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

11	D22	2699-023 016-205 T22	102.47	285/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

12	D23	2699-023-00 016-170 T23 016-205 T23	126.3	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

8

	Map No	LC#	Acres	DB/P	Date	Footnote
13	D24	2699-023-00 016-170 T24 016-205 T24	39	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

14	D37	2699-023-00 016-170 T37 016-205 T37	107.5	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

15	D40	2699-023-00 016-170 T40 016-205 T40	39	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1
Schedule of Known Exceptions

Footnote	Description
1	50% Coal leased from Heirs of W. G. Cuncan, dated October 31, 2007, recorded in Deed Book 533, page 345, Land Contract #2699-023
Source of Title

1.	AND BEING a portion of the same property demised by Angus Fort Duncan, et al, ( W. G. Duncan Heirs) to Central States Coal Reserves of Kentucky, LLC, by instrument dated October 1, 2007, recorded in Deed Book 533, page 345.

2.	AND BEING apportion of the same property assigned by Central States Coal Reserves of Kentucky, LLC and assumed by Cyprus Creek Land Resources, LLC, by instrument dated February 12, 2008, recorded in Deed Book 534, page 162.
END OF EXHIBI T B-2

9

EXHIBIT H
TO
ASSET PURCHASE AGREEMENT
Duncan Consent to Sublease

NOT TO BE RECORDED
CONSENT TO PARTIAL SUBLEASE
#9 Coal North of the South ROW Line of Wendell Ford Parkway
     This CONSENT TO PARTIAL SUBLEASE (“Consent”) is made and entered into on this the ____ day of ______________, 201___, by and among:
ANGUS FORT DUNCAN and JUDITH H. DUNCAN, His Wife
18 Pelican Point Drive
Newport Coast, California 92657
-and-
CATHERINE D. KRESS, Single
1221 N. Barcelona Street
Pensacola, Florida 32501
-and-
ELIZABETH D. MULLIN and JOSEPH B. MULLIN, Her Husband
4313 Galax Trail
Greensboro, North Carolina 27410
-and-
W. GRAHAM DUNCAN, IV and MARY ALICE DUNCAN, His Wife
422 Cardinal Drive
Hopkinsville, Kentucky 42240
-and-
BRENDAN A. MINISH and ANNIE MINISH, His Wife
Raheen’s Castlebar
County Mayo
Republic of Ireland
-and-
EMMA MINISH O’TOOLE and GERARD PATRICK O’TOOLE, Her Husband
Carramore, Liscarney
Newline Westport
County Mayo
Republic of Ireland
(hereinafter called “LESSOR”, whether one or more)
-AND-

Duncan Coal Lease Muhlenberg Co., Ky.	12/14/11

CYPRUS CREEK LAND RESOURCES, LLC
A Delaware limited liability company
701 Market Street, Suite 798
St. Louis, Missouri 63102-1826
(hereinafter called “LESSEE/SUBLESSOR”)
-AND-
ARMSTRONG COAL COMPANY, INC.
A Delaware corporation
407 Brown Road
Madisonville, Kentucky 42431
(hereinafter called “SUBLESSEE”).
W I T N E S S E T H:
     WHEREAS, LESSOR and LESSEE/SUBLESSOR, through their respective predecessors in title, more particularly set forth on Addendum 1 hereto, are parties to a certain Indenture (“Coal Lease”) of an undivided one-half (1/2) interest in and to approximately 2,142 acres of coal and coal mining rights located in Muhlenberg County, Kentucky (“Leased Premises”), dated June 10, 1967, a Notice of which is of record in Deed Book 258, page 488, in the Office of the Muhlenberg County Clerk (“Duncan Coal Lease”);
     WHEREAS, by Memorandum of Amendment and Extension of Coal Lease Agreement of record in Deed Book 533, page 345, in the Office of the Muhlenberg County Clerk, the Duncan Coal Lease was, inter alia, amended to extend of the term thereof for 25 years through and including June 9, 2012;
     WHEREAS, by unrecorded Assignment and Assumption of Leasehold Interest in Coal Lease dated February 12, 2008 (“Assignment and Assumption”), LESSEE/SUBLESSOR became the assignee of that portion of the Leased Premises referred to under the Duncan Coal Lease not partially assigned by Central States Coal Reserves of Kentucky, LLC to Western Diamond, LLC by Partial Assignment and Assumption of Mineral Leasehold Estate dated May 31, 2007, of record in Deed Book 528, page 330, in the Office of the Muhlenberg County Clerk; that is, an undivided one-half interest in and to approximately 2,142 acres of coal lying above the top of the Kentucky #9 seam of coal in, on, and underlying the Leased Premises; referred to in the Assignment and Assumption as the “Remainder of the Leased Premises”, subject to an unrecorded Agreement Relating to Advance Royalties and Recoupment dated October 31, 2007 (“Advance Royalties Agreement”); and,
     WHEREAS, LESSOR desires to grant their consent to the sublease by LESSEE/SUBLESSOR to SUBLESSEE (“Duncan #9 Sublease”) of a portion of the #9 vein or seam of coal only of the Remainder of the Leased Premises, more particularly depicted on the map attached as Exhibit A and described on Exhibit B-2 thereto, all of which are incorporated herein by reference and made a part hereof (“Subleased Premises”), upon the terms and conditions hereinafter set forth.
     NOW, THEREFORE, for and in consideration of the mutual covenants and promises of the parties hereto and in exchange for other good and valuable consideration, the receipt,

adequacy, and sufficiency of which are hereby acknowledged, the LESSOR does hereby consent to the partial sublease by LESSEE/SUBLESSOR to SUBLESSEE (“Duncan #9 Sublease”) of a portion of the #9 vein or seam of coal only of the Remainder of the Leased Premises, more particularly depicted on the map attached as Exhibit A thereto and more particularly described on Exhibit B-2 thereto, all of which are incorporated herein by reference and made a part hereof (“Subleased Premises”) subject to the Advance Royalties Agreement.
     The foregoing recitals and the instruments referenced therein are incorporated herein by reference and made a part hereof.
     LESSEE/SUBLESSOR shall remain solely responsible to LESSOR for SUBLESSEE’s performance under the Duncan Coal Lease with respect to the Subleased Premises.
     This Consent shall be construed in accordance with the laws of the Commonwealth of Kentucky.
     This Consent may be executed in multiple counterparts, each of which shall be considered an original or which may be conformed into a single document.
     IN WITNESS WHEREOF, the parties hereto have executed this Consent to Partial as of the effective date first hereinabove written.
LESSOR:
___________________________________
Angus Fort Duncan
___________________________________
Judith H. Duncan, his wife

STATE OF CALIFORNIA	)
) SS:
COUNTY OF RIVERSIDE	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Angus Fort Duncan and Judith H. Duncan, his wife, personally known to me to be the same persons whose names are subscribed in the forgoing instrument, as their free act and deed in due form of law, for the uses and purposes set forth therein, on this the _____ day of _____________, 201____.

Notary Public,
My commission expires:

     WITNESS, the execution of:
LESSOR:
___________________________________
Catherine D. Kress, single

STATE OF FLORIDA	)
) SS:
COUNTY OF ESCAMBIA	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Catherine D. Kress, a single woman, personally known to me to be the same person whose name is subscribed in the forgoing instrument, as her free act and deed in due form of law, for the uses and purposes set forth therein, on this the _____ day of _____________, 201___.

Notary Public,
My commission expires:

     WITNESS, the execution of:
LESSOR:
___________________________________
Elizabeth D. Mullin
___________________________________
Joseph B. Mullin, her husband

STATE OF NORTH CAROLINA	)
) SS:
COUNTY OF GUILFORD	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Elizabeth D. Mullin and Joseph B. Mullin, her husband, personally known to me to be the same persons whose names are subscribed in the forgoing instrument, as their free act and deed in due form of law, for the uses and purposes set forth therein, on this the _____ day of _____________, 201____.

Notary Public,
My commission expires:

     WITNESS, the execution of:
LESSOR:
________________________________________
W. Graham Duncan, IV, by and through
his Attorney-in-Fact, Mary Alice Duncan
________________________________________
Mary Alice Duncan, his wife

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF CHRISTIAN	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by W. Graham Duncan, IV, by and through his Attorney-in-Fact, Mary Alice Duncan, and Mary Alice Duncan, his wife, personally known to me to be the same persons whose names are subscribed in the forgoing instrument, as their free act and deed in due form of law, for the uses and purposes set forth therein, on this the _____ day of _____________, 201___.

Notary Public, KY State-at-Large
My commission expires:

     WITNESS, the execution of:
LESSOR:
___________________________________
Brendan A. Minish
___________________________________
Annie Minish, his wife

REPUBLIC OF IRELAND	)
) SS:
COUNTY OF MAYO	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Brendan A. Minish and Annie Minish, his wife, personally known to me to be the same persons whose names are subscribed in the forgoing instrument, as their free act and deed in due form of law, for the uses and purposes set forth therein, on this the _____ day of _____________, 201_____.

Notary Public,
My commission expires:

     WITNESS, the execution of:
LESSOR:
___________________________________
Emma Minish O’Toole
___________________________________
Gerard Patrick O’Toole, her husband

REPUBLIC OF IRELAND	)
) SS:
COUNTY OF MAYO	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Emma Minish O’Toole and Gerard Patrick O’Toole, her husband, personally known to me to be the same persons whose names are subscribed in the forgoing instrument, as their free act and deed in due form of law, for the uses and purposes set forth therein, on this the _____ day of _____________, 201____.

Notary Public,
My commission expires:

     WITNESS, the execution of:
LESSEE/SUBLESSOR:

CYPRUS CREEK LAND RESOURCES, LLC
By:
James C. Sevem, Vice President

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by James C. Sevem as Vice President of Cyprus Creek Land Resources, LLC, a Delaware limited liability company, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and authority to so execute on its behalf as its free act and deed in due form of law, on this the _____ day of _______________, 201____.

Notary Public,
My commission expires:

     WITNESS, the execution of:
SUBLESSEE:

ARMSTRONG COAL COMPANY, INC.
By:
Title:

STATE OF	)
) SS:
CITY OF	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by as of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and authority to so execute on its behalf as its free act and deed in due form of law, on this the _____ day of _______________, 201____.

Notary Public,
My commission expires:

THIS INSTRUMENT PREPARED BY:
________________________________________
M. Kirby Gordon II
GORDON & GORDON, P.S.C.
6357 KY Hwy 405
P.O. Box 398
Owensboro, Kentucky 42302-0398
(270) 281-0398

ADDENDUM 1
TO
CONSENT TO SUBLEASE OF LEASEHOLD INTEREST
IN PORTION OF COAL MINING LEASE
LESSOR’s Sources of Title
All References to Muhlenberg County Clerk’s Office
     AND BEING a part of the same undivided interest acquired by W. G. Duncan, Jr. from 5 J Coal Company by deed dated March 28, 1934, recorded in Deed Book 137, page 541, which descended as follows:
     1. W. G. Duncan, Jr. died testate August 9, 1957. His Will was proven August 19, 1957 and is recorded in Will Book 7, page 87. Pursuant to the terms of his Will and Codicil, his ownership interest in these tracts was divided into two portions to be held in trust for the lifetime benefit of his widow, Emma Richardson Duncan, his daughter, Virginia Duncan Minish, and his son, William G. Duncan, III. The remaindermen of this Trust was a class of “each grandchild of mine then living..., or in representation of, each grandchild of mine who may then be deceased leaving descendants surviving...” His Will also provided that the interest passing to the remaindermen was to be held in trust until each remainderman reached 27 years of age.
     2. As established by Affidavits dated January 12, 1987, recorded in Deed Book 378, page 670, and Deed Book 378, page 673:
          (a) Emma Richardson Duncan died January 18, 1978; and,
          (b) William G. Duncan, III died July 22, 1986.
     3. As established by Affidavit of Descent of Virginia Duncan Minish dated November 26, 2007, recorded in Deed Book 533, page 341, Virginia Duncan Minish died on April 19, 1997.
     4. As established by Affidavit of Descent of Lawrence T. Minish, III dated November 26, 2007, recorded in Deed Book 533, page 343, Lawrence T. Minish, III died on November 7, 1985, survived by only two children, Brendan Andrew Nathaniel Minish born November 30, 1970 and Emma Belinda Minish born February 13, 1973.
     5. Upon the death of W. G. Duncan, III and upon the death of Virginia Duncan Minish, and upon the death of her only child, Lawrence T. Minish, III, the class of remaindermen was closed with the following persons owning the following interests:

W. Graham Duncan, IV	20%
Agnes Fort Duncan	20%
Elizabeth D. Mullin	20%
Katherine D. Kress	20%
Brendan Andrew Nathaniel Minish	10%
Emma Belinda Minish O’Toole	10%

     6. The aforesaid Affidavits of January 12, 1987, recorded in Deed Book 378, page 670, and Deed Book 378, page 673, confirm that on January 12, 1987, W. Graham Duncan, IV, Agnes Fort Duncan, Elizabeth D. Mullin, and Katherine D. Kress were more than 27 years of age and their interest was free of the trust.
     7. By Affidavit dated June 4, 2007, of record in Miscellaneous Book 49, page 119, it is stated that the heirs of the deceased, Lawrence T. Minish, III, being Brendan Andrew Nathaniel Minish and Emma Belinda Minish O’Toole are now over the age of 27 years and that Citi-Smith Barney is the authorized agent and payee on their behalf to receive payments from the Lessee under the aforesaid W. G. Duncan, Jr. Lease.
Lessee/Sublessor’s Sources of Title
     1. Indenture to Sentry Royalty Company (“Coal Lease”) of an undivided one-half (1/2) interest in and to approximately 2,142 acres of coal and coal mining rights located in Muhlenberg County, Kentucky (“Leased Premises”), dated June 10, 1967, a short form Notice of which is of record in Deed Book 258, page 488;
     2. On September 1, 1967, recorded March 26, 1968, in Articles of Incorporation Book 5, page 593, Sentry Royalty Company was merged into Peabody Coal Company, an Illinois corporation.
     3. And being a portion of the real property interests conveyed by Peabody Coal Company, an Illinois corporation, to Peabody Coal Company, a Delaware corporation, by deed dated March 29, 1968, recorded in Deed Book 264, page 1, as a part of Exhibit A, Division 7, Commonwealth of Kentucky, Subdivision 7.07 of that instrument.
     4. And being a portion of the real property interests conveyed by Peabody Coal Company to Peabody Development Company by deed dated September 12, 1989, Deed Book 398, page 37.
     5. Effective December 16, 2003, Peabody Development Company, a Delaware corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware limited liability corporation, as shown in Articles of Incorporation Book 15, page 635.
     6. By deed dated December 20, 2005, recorded December 28, 2005, in Deed Book 516, page 599, Peabody Development Company, LLC conveyed to Central States Coal Reserves of Kentucky, LLC all of its right, title and interest in and to all of its real property interests located in Muhlenberg County, Kentucky.
     7. By “Deed of Confirmation” dated December 27, 2005, effective December 20, 2005, recorded December 28, 2005, in Deed Book 516, page 719, Peabody Development Company, LLC confirmed its conveyance of real property interests to Central States Coal Reserves of Kentucky, LLC dated December 20, 2005, recorded in Deed Book 516, page 599.
     8. By Amendment and Extension of Lease dated October 31, 2007, a Memorandum of which was recorded January 9, 2008, in Deed Book 533, page 343, the W. G. Duncan, Jr. Lease was amended to extend of the term thereof for 25 years through and including June 9, 2012.

     9. By Partial Assignment and Assumption of Mineral Leasehold Estate dated May 31, 2007, of record in Deed Book 528, page 300, Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company, assigned to Western Diamond, LLC, a Nevada limited liability company, a portion of its interest in the Duncan Coal Lease only insofar as it relates to an undivided one-half (1/2) interest in and to approximately 2,142 acres of all coal lying above the top of the Ky. #9 seam.
     10. By unrecorded Assignment and Assumption of Leasehold Interest in Coal Lease dated February 12, 2008, Central States Coal Reserves of Kentucky, LLC, a Delaware limited liability company, assigned to Cyprus Creek Land Resources, LLC, a Delaware limited liability company, all of that portion of the Leased Premises under Duncan Coal Lease not assigned in Deed Book 528, page 300 (above) referred to as the “ Remainder of the Leased Premises” described on Exhibit A thereto and depicted on a map attached as Exhibit C thereto.
END OF ADDENDUM 1

EXHIBIT I
TO
ASSET PURCHASE AGREEMENT
Cyprus Creek #9 Lease

UNDERGROUND COAL MINING LEASE
(#9 Coal Lying North of the South ROW Line of Wendell Ford Parkway)
     This UNDERGROUND COAL MINING LEASE (“Lease “), is made and entered into on this the _____ day of _____________, 201___, (“Lease Date”), by and between CYPRUS CREEK LAND RESOURCES, LLC, Delaware limited liability company with an address of 701 Market Street, Suite 798, St. Louis, Missouri 63101 (“Cyprus Creek” or “Lessor”) and ARMSTRONG COAL COMPANY, INC., a Delaware corporation with an address of 407 Brown Road, Madisonville, Kentucky 42431 (“Armstrong Coal” or “Lessee”), collectively hereinafter the “Parties”.
W I T N E S S E T H:
     WHEREAS, by and through its predecessors in title, LESSOR became the owner of the #9 vein or seam of coal and coal mining rights in, on and underlying certain tracts or parcels, portions of which lie north of the south right-of-way of the Wendell Ford Parkway located in Muhlenberg County, Kentucky, and more particularly depicted on the map attached as Exhibit A hereto and described on Exhibit B hereto, incorporated herein by reference and made a part hereof (“#9 Owned Coal”); and,
     WHEREAS, LESSOR desires to lease to LESSEE and LESSEE desires to accept LESSOR’s grant of a lease of LESSOR’s right, title and interest in and to that portion of #9 Owned Coal being all of the #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky, as more particularly depicted on the map attached as Exhibit A and described on the attached Exhibit B, incorporated herein by reference and made a part hereof (the “Property”), upon the terms and conditions hereinafter set forth.
     NOW, THEREFORE, in consideration of TEN DOLLARS ($10.00) cash in hand paid, and other good and valuable consideration including the mutual covenants and agreements of the Parties hereto more particularly set forth in a certain Overriding Royalty Agreement of even date herewith, and all other obligations of Armstrong Coal stated in this Lease, Cyprus Creek does hereby grant, let, and lease unto Armstrong Coal all of its RIGHT, TITLE, and INTEREST, but only to the extent owned by Cyprus Creek in the #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky (the “#9 Owned Coal”), as more particularly depicted on the map attached as Exhibit A and described in Exhibit B attached hereto, incorporated herein by reference and made a part hereof (the “Property”).
1. SPECIAL RIGHTS OF ARMSTRONG COAL. In addition to whatever rights Armstrong Coal may have by implication of law hereunder, Armstrong Coal shall have the following exclusive rights (“Rights”) to the extent in fact owned or held by Cyprus Creek:
(a)	To drill, take core samples, survey, map and otherwise evaluate the #9 Owned and to perform environmental research.

#9 Coal Owned Tracts N of Wendell Ford Pkwy. Muhlenberg Co., Ky.	12/28/11

1

(b)	To mine, extract or remove the #9 Owned Coal and other substances which are necessarily removed in the underground coal mining process by any and all underground mining methods now or hereafter in existence, including the right to disturb, cast, and pile all strata without regard to mineral content and for preparing and marketing coal; such rights, including, without limitation, to the extent permitted by applicable statutes and regulations and to the extent Cyprus Creek has the right to grant the same, the right to install and maintain railroad and truck loading facilities, storage areas, railroad tracks and switches, pumping stations, pole lines and wires; to dig ditches for the drainage of water; to lay pipe lines; to erect towers; to provide for the storage of materials and supplies; to construct and use roadways; to erect and use buildings, plants and structures of every kind; and, in general, and without limitation, to do any and all things incident to Armstrong Coal’s mining, processing, and marketing of #9 Owned Coal produced from the Property; provided, however, that Armstrong Coal has, by its execution of this Lease, accepted all liability which may arise at any time after the execution hereof for any and all damage to surface and/or structures situated in, on or under the surface, where such damage was caused by Armstrong Coal’s operations under this Lease. It is the express intent of the Parties hereto that by the language of this Section 1(b), Armstrong Coal shall have accepted all responsibility and liability for any and all subsidence and damage caused thereby as it relates to the Property and/or #9 Owned Coal from and after the date of execution hereof only.

(c)	A free access to, in, from and across the Property and the #9 Owned Coal and the right to undertake any other thing or use necessary or convenient for the underground mining of the Coal.

(d)	To utilize underground tunnels, entries, passageways, rooms, haulage ways, pumping stations, pipelines, conveyors, storage facilities, drains and other surface and underground facilities, all with respect to the mining of #9 Owned Coal and for the purpose of mining of #9 Owned Coal in, on or under the Property.
2. TERM.
     (a) This term of this Lease (the “Term”) shall be for the longer of: (i) five (5) years commencing on the effective date of this Lease; or (ii) until such time as all of the mineable and merchantable #9 Owned Coal has been mined and removed; provided that Armstrong Coal is engaged in mining #9 Owned Coal on the Property by no later than five (5) years from the effective date of this Lease. Notwithstanding any provision to the contrary, Armstrong Coal may terminate this Lease at any time during the term upon thirty (30) days written notice to Cyprus Creek. In the event that Armstrong Coal completes its mining activities prior to the expiration of the Term, this Lease shall terminate and Armstrong Coal shall provide written notice to Cyprus Creek within thirty (30) days of the date on which Armstrong Coal last loads #9 Owned Coal from the Property for shipment to customers. This Lease shall expire on the date of such written notice.
     (b) Upon expiration or termination of this Lease, Armstrong Coal shall, at Cyprus Creek’s request, execute a Release of this Lease for purposes of recording. After

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expiration or termination of this Lease, Armstrong Coal shall have the right to re-enter the Property and remove all of Armstrong Coal’s mining equipment and related property from the Property, and thereafter, as and when required by Federal, state or local law or regulation, as a result of Armstrong Coal’s operations under this Lease, Armstrong Coal shall perform reclamation and environmental work on and respecting the Property.
     (c) If, at any time, Armstrong Coal shall fail to perform reclamation and environmental work on and respecting the Property, as and when required by law, Cyprus Creek, at its option, shall have the right to:
(i)	seek specific performance of this obligation from a court of competent jurisdiction; and/or,

(ii)	re-enter the Property and perform such reclamation and environmental work as may be required at the expense of Armstrong Coal, which expense Armstrong Coal shall be obligated to pay without legal recourse.

(iii)	Notwithstanding the foregoing, Cyprus Creek shall provide Armstrong Coal thirty (30) days prior written notice of its intent to proceed under (i) or (ii) above and allow Armstrong Coal a reasonable time within which to perform reclamation work as set forth above.
3. ROYALTIES. Armstrong Coal shall pay to Cyprus Creek, in full payment for all of the benefits secured by Armstrong Coal under or in connection with the mining of #9 Owned Coal pursuant to this Lease, an overriding royalty in an amount more specifically set forth in a certain “Overriding Royalty Agreement” of even date herewith, a Memorandum of which is of record in Deed Book ____, page ____, in the Office of the Muhlenberg County Clerk (“Royalty”).
(a)	Payment. All Royalty shall be payable pursuant to the terms of the Overriding Royalty Agreement. No Royalty shall be payable on or with respect to gob, slurry, tailings or other residue resulting from the processing, including washing of #9 Owned Coal for sale from the Property, and Armstrong Coal shall have clear title to all such material from the Property, provided that all such material is removed from the Property prior to the expiration or termination of this Lease.

(b)	Additional Expenses. Armstrong Coal shall be responsible for the payment of all costs and expenses resulting from or related to the mining, removal, and sale of the #9 Owned Coal, all reporting costs, taxes, and all engineering fees.

(c)	Reports. Beginning with the month following the month in which #9 Owned Coal is first mined from the Property, and for each month thereafter, Armstrong Coal shall furnish to Cyprus Creek a report stating for that month the number of coal acres mined and the tons of #9 Owned Coal mined and sold from each parcel depicted on Exhibit A and described on Exhibit B.

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(f)	Delinquent Payments. Delinquent payments shall bear interest at the rate set forth in the Overriding Royalty Agreement.
4. MINE PLANS. Armstrong Coal shall make available for inspection by Cyprus Creek upon reasonable advance request a copy of Armstrong Coal’s Mine Plan map and any revisions thereto and of Armstrong Coal’s Coal Mining and Reclamation Operations Permit to Mine the #9 Owned Coal, including the application for such permit, and all maps and diagrams submitted therewith. Cyprus Creek shall not interfere with Armstrong Coal’s permitting activities. In addition, Cyprus Creek shall have the right to review such mine plans on no less than an annual basis. Armstrong Coal shall furnish to Cyprus Creek on January 25 and July 25 of each year a map showing the area mined in the previous six (6) months and showing the area projected to be mined in the following six (6) months. These maps shall be certified by a Registered Professional Engineer, Certified Professional Geologist or Registered Land Surveyor and shall be at scale of not more than 1” = 100’, showing a minimum, by month, the actual extent of #9 Owned Coal extracted and thickness of each of the #9 Owned Coal seams mined.
5. CYPRUS CREEK’S RIGHT TO INSPECT. Cyprus Creek or its representatives at reasonable times, and upon at least forty-eight (48) hours advance written notice, shall have the right to make surveys of the workings in the #9 Owned Coal herein leased to determine the accuracy of Armstrong Coal’s surveys of such workings; and at reasonable times, and upon at least forty-eight (48) hours advance written notice, to examine the maps and engineering records of Armstrong Coal with reference to said surveys. Armstrong Coal shall keep records of all #9 Owned Coal mined and sold from the Property for a period of thirty-six (36) months and Cyprus Creek shall have the right to inspect the records at all reasonable times. Cyprus Creek or its representatives shall also have the right at reasonable times, and upon at least forty-eight (48) hours advance written notice, to examine and check the invoices, sales records and other directly relevant records of Armstrong Coal to determine the accuracy of Armstrong Coal’s reports to Cyprus Creek. Cyprus Creek agrees to treat Armstrong Coal’s invoices and sales records as confidential and not to disclose such records to Cyprus Creek’s or its affiliates’ sales representatives or any other parties. Armstrong Coal shall not be responsible for any injury, loss or damages suffered by Cyprus Creek’s representatives that enter the Property, except for any injury, loss or damages caused in whole or in part by the gross negligence of Armstrong Coal, its agents or employees.
6. TITLE. Cyprus Creek does not warrant its title to the #9 Owned Coal or the Property generally and shall have no liability to Armstrong Coal for any impairment of or interference with the exchange of Armstrong Coal’s rights under this Lease by any person claiming title superior to Cyprus Creek’s. During the term of this Lease, however, Cyprus Creek shall not impair or suffer by act or omission any impairment of its title to the Property which would interfere with Armstrong Coal’s exercise of its rights under this Lease. Defects in Cyprus Creek’s title may be corrected by Armstrong Coal at Armstrong Coal’s sole discretion and cost, and Cyprus Creek agrees to cooperate with Armstrong Coal in such corrective activity in the event it is requested to do so. Cyprus Creek agrees to furnish Armstrong Coal all title information in its possession or readily available to Cyprus Creek, including abstracts of title, commitments for title insurance and title insurance policies. The Parties agree to execute necessary releases as to any property to which Armstrong Coal notifies Cyprus Creek of tile defects to which it elects not to cure.

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7. COMPLIANCE WITH LAWS.
     (a) Armstrong Coal shall perform all legally required reclamation and comply with all applicable Federal, state and local laws, rules and regulations; obtain all necessary permits; pay all employment and other taxes required in connection herewith, and shall indemnify and defend Cyprus Creek against all actions, including penalties and fines, resulting from Armstrong Coal’s failure to do so.
     (b) Armstrong Coal shall secure and keep in force a reclamation bond to the extent required by applicable law. Armstrong Coal shall not continue its mining operations, without the written permission of Cyprus Creek, if it should fail to keep in force such bond.
8. INDEMNIFICATION. Except as provided above, Armstrong Coal shall indemnify, defend and save harmless Cyprus Creek against any and all claims, loss and expense arising or accruing after the date of this Lease by reason of liability imposed or claimed to be imposed by law for damage due to bodily injuries, (including death) and property damage sustained by any person(s), including the employees of Armstrong Coal, arising out of or in consequence of Armstrong Coal’s exercise of its rights hereunder, whether same arise in whole or in part from negligence (or from any other legal basis) of Armstrong Coal, its employees or agents. Cyprus Creek shall indemnify, defend and save harmless Armstrong Coal against any and all claims, loss and expense by reason of liability imposed or claimed to be imposed by law for damage due to bodily injuries, (including death) and property damage sustained by any person(s), including the employees of Cyprus Creek, arising out of or in consequence of Cyprus Creek’s exercise of its rights, whether same arise in whole or in part from negligence (or from any other legal basis) of Cyprus Creek, its employees or agents. This provision shall survive any termination or cancellation of this Lease.
9. INSURANCE. Armstrong Coal shall obtain and continue in force, during the term of this Lease, the following insurance coverages:
(a)	Employer’s Liability insurance with limits of $500,000 each occurrence, unless the laws of the State in which the work is to be performed preclude an independent right of action by an employee against an employer under common law.

(b)	Comprehensive Automobile Liability insurance with Bodily Injury and Property Damage both with $1,000,000 combined single limit.

(c)	Comprehensive General Liability insurance, including Contractual Liability coverages with Bodily Injury, and Property Damage both with $1,000,000 combined single limit.

(d)	Workers’ Compensation coverage with statutory limits. All insurance policies must contain an unqualified provision that the insurance carrier will give Cyprus Creek thirty (30) days prior notice in writing of any cancellation, change or lapse of such policy. Prior to occupancy or use of the Property, Armstrong Coal shall furnish to Cyprus Creek (in form satisfactory to Cyprus Creek) a certificate of insurance showing that the requirements of this paragraph have been satisfied. The certificate of insurance shall name Cyprus Creek as an additional insured and

5

certificate holder on all aforementioned policies. The liability assumed by Armstrong Coal under this Lease is not limited by the amount of insurance which Armstrong Coal is required to provide under this paragraph.
10. DEFAULT AND TERMINATION. In the event of the failure on the part of Armstrong Coal to make any payment under the Overriding Royalty Agreement when due, or failure of Armstrong Coal to make any payment due and payable under that certain Promissory Note between Armstrong Coal and Cyprus Creek of even date herewith, or in the event a Party fails to observe and perform any other agreement or undertaking as herein provided, then the other Party shall have the right immediately to give the defaulting Party a written notice designating the particular default or defaults of which complaint is made and notifying the defaulting Party of its intention and election to terminate the Lease by reason of such default or defaults, and unless the defaulting Party shall make the payment in default within TEN (10) days after giving of said notice and remove any other default complained of within THIRTY (30) days after the giving of said notice (except any default not susceptible of being cured within such THIRTY (30) day period, in which event the time permitted to the defaulting Party to complete the same, provided the defaulting Party commences promptly and proceeds diligently to complete such performance), then without further notice this Lease and the rights of the defaulting Party hereunder shall be forfeited, canceled and terminated. Such termination of this Lease shall not, however, relieve the obligation for any Royalty due under this Lease to date of such termination or liability of the defaulting Party for any other damage resulting to the other Party from said default. Armstrong Coal shall have the right, and the obligation should Cyprus Creek so demand, to remove any of its property from the Property for a period of one (1) year after expiration or termination of this Lease, subject to Armstrong Coal’s rights under Section 1(d) hereof.
11. TAXES. At all times during the term of this Lease and any extension hereof, Armstrong Coal shall be responsible for and shall pay all state and local real property taxes imposed upon the interests leased hereunder. Such taxes shall include, but not be limited to, real estate taxes upon the mineral interest hereunder, severance taxes, production taxes, business taxes and personal property taxes. The intent of this provision is to make clear that while this Lease is in effect, Cyprus Creek shall have no liability for any taxes or government impositions whatsoever which may be imposed upon the Property, or the #9 Owned Coal, or upon the operations of Armstrong Coal as they relate to the Property, or the #9 Owned Coal leased hereunder or the rights granted to Armstrong Coal hereunder. However, it is the understanding of the Parties that Cyprus Creek shall pay all real estate taxes only, which may be imposed upon the Property to the appropriate taxing authority; thereafter, Armstrong Coal shall reimburse Cyprus Creek for the full amount of all such paid taxes upon its receipt of an invoice from Cyprus Creek evidencing same.
12. ANCILLARY PROVISIONS OF THIS LEASE. This Lease, the attached Exhibits A and B (made a part hereof), and the Overriding Royalty Agreement constitute the entire agreement between the Parties, supersede all representations, bids, agreements, memoranda and correspondence between, by or for the Parties relating to the Property, and shall be construed in accordance with the laws of the state of Kentucky. No amendment or modification of this Lease shall be binding unless made by a written instrument of equal formality with this Lease. Waiver by either party of performance by the other party of any of the provisions of this Lease shall not be construed as a waiver of any further right to insist upon full performance of the terms of this Lease. Each Party

6

shall be entitled to insist strictly upon timeliness of performance by the other Party of the other Party’s obligations.
13. FORCE MAJEURE. Except for the failure to pay the Royalty set forth in the Overriding Royalty Agreement due and payable to Cyprus Creek, Armstrong Coal shall not be deemed to be in default for any failure to perform or observe any of the terms, conditions, provisions, obligations or covenants to be performed or observed by it hereunder during periods in which such performance or observance is prevented by any event reasonably beyond Armstrong Coal’s control including, but not by way of limitation, any order, decree, direction, inaction, or denial of permit by any governmental law, executive order, rule, regulation, or request enacted or promulgated under color of authority; by scarcity or inability to obtain equipment, material, power or fuel; by lack of satisfactory market in the sole opinion and discretion of Armstrong Coal for #9 Owned Coal mined from the Property; by riot, strike, lockout, insurrection or industrial disturbance; by failure of carriers to transport or furnish facilities for transportation; by any act of God (including, with limitation, lightning, earthquake, cave-in, fire, storm, flood, washout); or by breakage or accident to machinery or facilities; fires or explosions; provided that Armstrong Coal shall exercise reasonable diligence to resume mining operations. Armstrong Coal shall have the right to determine and settle any strikes, lockouts or industrial disputes in its sole discretion, and the aforesaid requirement of exercising reasonable diligence to resume mining shall not require Armstrong Coal to accede to any demand or position of any other party involved in such strike, lockout or industrial dispute.
14. PRESERVATION OF TITLE. During the term of this Lease, Cyprus Creek shall not do anything or fail to do anything, which would prevent or obstruct Armstrong Coal’s rights hereunder. Nothing herein shall create or be interpreted to create a hindrance of any kind whatsoever to Cyprus Creek’s freedom to dispose of its interest in this Lease, the Property, or the #9 Owned Coal provided such proposal is made subject to this Lease.
15. RECORDING. Neither Party shall record this Lease without the prior written consent of the other Party.
16. ASSIGNMENT. Armstrong Coal shall not assign this Lease or any part of its right hereunder, without the prior written consent of Cyprus Creek, which shall not be unreasonably withheld. Absent Cyprus Creek’s prior written consent, any assignment or attempted or purported assignment shall be void as to Cyprus Creek and, moreover, shall constitute a material breach of this Lease.
17. NOTICES. Any notice or communication required by this Lease shall be in writing addressed to the address of each of the Parties respectively as follows:
(a)	If to Armstrong Coal: Armstrong Coal Company, Inc. 407 Brown Road Madisonville, KY 42431

With copy to:

Mason L. Miller Miller & Wells, PLLC

7

300 East Main Street, Ste. 360
Lexington, Kentucky 40507
-and-
Armstrong Energy, Inc.
Attn: Martin D. Wilson, President
7733 Forsyth Blvd., Suite 1625
St. Louis, Missouri 63105
(b)	If to Cyprus:

Cyprus Creek Land Resources, LLC 701 Market Street, Suite 798 St. Louis, Missouri 63101

With copy to:
J. Sale Gordon
Gordon Law Offices, PSC
121 W. 2nd St.
Owensboro, Kentucky 42301
At any time, either Party may specify in writing a new address for notification hereunder.
18. MEMORANDUM OF LEASE. The Parties hereby agree to execute a memorandum or notice of this Lease in form suitable for recording.
     IN WITNESS WHEREOF, the Parties have executed this Underground Coal Mining Lease in duplicate, as of the effective date first above written, by their own hand and deed, and/or by their duly authorized representatives, each of which representative, by signing this Underground Coal Mining Lease, personally represents and guarantees his authority to sign for the Party indicated.

Cyprus Creek:	CYPRUS CREEK LAND RESOURCES, LLC

By:

James C. Sevem, Vice President
STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by James C. Sevem as Vice President of Cyprus Creek Land Resources, LLC, a Delaware limited liability company, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and

8

deed in due form of law for the purposes stated herein, on this the _______ day of ______________, 201___.

(SEAL)

Notary Public,

My commission expires:

9

     WITNESS, the execution of:

Armstrong Coal:	ARMSTRONG COAL COMPANY, INC.

By:

Martin D. Wilson, President
STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Martin D. Wilson as President of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law for the purposes stated herein, on this the _______ day of ______________, 201___.

(SEAL)

Notary Public,

My commission expires:

10

EXHIBIT A
TO
UNDERGROUND COAL MINING LEASE
Map

11

RIVER
168
169
171
172
176
204
205
206
207
208
STRIP MINES
Nelson
Creek
STRIP MINES

Owned KY #9 Seam Tracts

Scale: 1"=2,000'

N

Exhibit A
Leased Tracts
KY #9 Seam
Muhlenberg County, KY

12

EXHIBIT B
TO
UNDERGROUND COAL MINING LEASE
All recording references are to the Office of the Muhlenberg County Clerk.
Leased #9 Owned Coal

	MAP TR	LC#	DB/P	DATE	FOOTNOTE
1	168	016-034 T15 P11	192/385	12/20/1952
2	169	016-034 T15 P35	192/385	12/20/1952
3	171	016-034 T15 P12	192/385	12/20/1952
4	172	016-034 T15 P10	192/385	12/20/1952
5	176	016-034 T15 P18	192/385	12/20/1952	1
6	204	016-034 T15 P11	192/385	12/20/1952
7	205	016-034 T15 P8	192/385	12/20/1952
8	206	016-034 T15 P9	192/385	12/20/1952	1
9	207	1304-001 T1B	363/420	7/19/1984	1
10	208	016-034 T15 P20	192/385	12/20/1952	1
Source of Title

Footnote	Description
1	Subject to the Right of Way for P&L Railroad, formerly the I.C. Railroad
Source of Title
     AND BEING a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007, of record in Deed Book 530, page 620.
END OF EXHIBIT B

13

EXHIBIT J
TO
ASSET PURCHASE AGREEMENT
Memo of Cyprus Creek #9 Lease

MEMORANDUM OF
UNDERGROUND COAL MINING LEASE
(#9 Owned Coal Lying North of the South ROW Line of Wendell Ford Parkway)
     This MEMORANDUM OF UNDERGROUND COAL MINING LEASE (“Memorandum”), is made and entered into on this the _____ day of _____________, 201___, (“Lease Date”), by and between CYPRUS CREEK LAND RESOURCES, LLC, Delaware limited liability company with an address of 701 Market Street, Suite 798, St. Louis, Missouri 63101 (“Cyprus Creek” or “Sublessor”) and ARMSTRONG COAL COMPANY, INC., a Delaware corporation with an address of 407 Brown Road, Madisonville, Kentucky 42431 (“Armstrong Coal” or “Sublessee”), collectively hereinafter the “Parties”.
W I T N E S S E T H:
     WHEREAS, by separate Underground Coal Mining Lease of even date herewith between Cyprus Creek as Lessor and Armstrong Coal as Lessee, Cyprus Creek did grant, let, and lease unto Armstrong Coal all of its right, title, and interest in and to a portion of its owned #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky (the “#9 Owned Coal”), as more particularly depicted on the map attached as Exhibit A and described on Exhibit B attached thereto (the “Property”) (the “Cyprus Creek #9 Lease”); and,
     WHEREAS, the Parties desire to have recorded a Memorandum for the purpose of filing record notice thereof, and for that purpose, have executed this Memorandum.
     NOW, THEREFORE, for and in consideration of the execution of the Underground Coal Mining Lease (“Cyprus Creek #9 Lease”) between the Parties and the mutual covenants and agreements set forth therein, Lessor does hereby lease unto Lessee all of its right, title and interest in and to that portion of its owned #9 vein or seam of Coal lying north of the south right-of-way line of the Wendell Ford Parkway in Muhlenberg County, Kentucky, and the coal mining rights and privileges thereto, more particularly depicted on the map attached hereto as Exhibit A and described on the attached Exhibit B, incorporated herein by reference and made a part hereof.

CCLR #9 Owned Coal N of S ROW of Wendell Ford Pkwy. Muhlenberg Co., Ky.	12/27/11

1

     (a) This term of the Cyprus Creek #9 Lease(the “Term”) shall be for the longer of: (i) five (5) years commencing on the effective date of the Lease; or (ii) until such time as all of the mineable and merchantable #9 Owned Coal has been mined and removed; provided that Armstrong Coal is engaged in mining #9 Owned Coal on the Property by no later than five (5) years from the effective date of the Lease. Notwithstanding any provision to the contrary, Armstrong Coal may terminate the Cyprus Creek #9 Lease at any time during the term upon thirty (30) days written notice to Cyprus Creek. In the event that Armstrong Coal completes its mining activities prior to the expiration of the Term, the Cyprus Creek #9 Lease shall terminate and Armstrong Coal shall provide written notice to Cyprus Creek within thirty (30) days of the date on which Armstrong Coal last loads #9 Owned Coal from the Property for shipment to customers. The Cyprus Creek #9 Lease shall expire on the date of such written notice.
     (b) Upon expiration or termination of the Lease, Armstrong Coal shall, at Cyprus Creek’s request, execute a Release of the Cyprus Creek #9 Lease for purposes of recording. After expiration or termination of the Lease, Armstrong Coal shall have the right to re-enter the Property and remove all of Armstrong Coal’s mining equipment and related property from the Property, and thereafter, as and when required by Federal, state or local law or regulation, as a result of Armstrong Coal’s operations under the Lease, Armstrong Coal shall perform reclamation and environmental work on and respecting the Property.
     (c) If, at any time, Armstrong Coal shall fail to perform reclamation and environmental work on and respecting the Property, as and when required by law, Cyprus Creek, at its option, shall have the right to:
(i)	seek specific performance of this obligation from a court of competent jurisdiction; and/or,

(ii)	re-enter the Property and perform such reclamation and environmental work as may be required at the expense of Armstrong Coal, which expense Armstrong Coal shall be obligated to pay without legal recourse.

(iii)	Notwithstanding the foregoing, Cyprus Creek shall provide Armstrong Coal thirty (30) days prior written notice of its intent to proceed under (i) or (ii) above and allow Armstrong Coal a reasonable time within which to perform reclamation work as set forth above.
     This Memorandum is executed solely for the purpose of providing record notice only, and is not intended, nor shall it be deemed, to modify any of the provisions of the Cyprus Creek #9 Lease. Reference should be made to the Cyprus Creek #9 Lease to ascertain all of the terms, conditions, and covenants thereof, a true and complete copy of which is in the possession of both LESSOR and LESSEE.
     This Memorandum may be executed in one or more identical counterparts which may be combined into one or more identical documents, but all of which together shall constitute one and the same instrument, each of which shall be deemed an original.

2

     IN WITNESS WHEREOF, the Parties have executed this Memorandum of Underground Coal Mining Lease as of the effective date first above written.

Cyprus Creek:	CYPRUS CREEK LAND RESOURCES, LLC

By:

James C. Sevem, Vice President
STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by James C. Sevem as Vice President of Cyprus Creek Land Resources, LLC, a Delaware limited liability company, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law for the purposes stated herein, on this the _______ day of ______________, 201___.

(SEAL)

Notary Public,
My commission expires:

3

     WITNESS, the execution of:

Armstrong Coal:	ARMSTRONG COAL COMPANY, INC.

By:

Martin D. Wilson, President

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Martin D. Wilson as President of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law for the purposes stated herein, on this the _______ day of ______________, 201___.

(SEAL)

Notary Public,
My commission expires:
THIS INSTRUMENT PREPARED BY:

M. Kirby Gordon, II GORDON & GORDON, P.S.C. 6357 KY Hwy 405 P.O. Box 398 Owensboro, Kentucky 42302-0398 (270) 281-0398

4

EXHIBIT A
TO
MEMORANDUM OF UNDERGROUND COAL MINING LEASE
MAP

5

MUHLENBERG COUNTY
D556 PG440

RIVER
168
169
171
172
176
208
Nelson
204
205
206
207
STRIP MINES
Nelson
Creek
Nelson Creek
STRIP MINES
CENTRAL
GULF
PARKWAY

Owned KY #9 Seam Tracts

Scale: 1"=2,000'

N

Exhibit A
Leased Tracts
KY #9 Seam
Muhlenberg County, KY

6

EXHIBIT B
TO
MEMORANDUM OF UNDERGROUND COAL MINING LEASE
All recording references are to the Office of the Muhlenberg County Clerk.
Leased #9 Owned Coal

	MAP TR	LC#	DB/P	DATE	FOOTNOTE
1	168	016-034 T15 P11	192/385	12/20/1952
2	169	016-034 T15 P35	192/385	12/20/1952
3	171	016-034 T15 P12	192/385	12/20/1952
4	172	016-034 T15 P10	192/385	12/20/1952
5	176	016-034 T15 P18	192/385	12/20/1952	1
6	204	016-034 T15 P11	192/385	12/20/1952
7	205	016-034 T15 P8	192/385	12/20/1952
8	206	016-034 T15 P9	192/385	12/20/1952	1
9	207	1304-001 T1B	363/420	7/19/1984	1
10	208	016-034 T15 P20	192/385	12/20/1952	1
Source of Title

Footnote	Description
1	Subject to the Right of Way for P&L Railroad, formerly the I.C. Railroad
Source of Title
     AND BEING a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007, of record in Deed Book 530, page 620.
END OF EXHIBIT B

7

EXHIBIT K
TO
ASSET PURCHASE AGREEMENT
Overriding Royalty Agreement

NOT TO BE RECORDED
OVERRIDING ROYALTY AGREEMENT
     This OVERRIDING ROYALTY AGREEMENT is made and entered into on this the _____ day of ____________, 2011 (“Agreement”), by and between, CYPRUS CREEK LAND RESOURCES, LLC, a Delaware limited liability company, with an address of 701 Market Street, Suite 798, St. Louis, Missouri 63101 (“GRANTOR”) and ARMSTRONG COAL COMPANY, INC., a Delaware corporation, having its office address at 407 Brown Road, Madisonville, Kentucky 42431 (“GRANTEE”).
W I T N E S S E T H:
     WHEREAS, GRANTOR and GRANTEE are parties to a Corporation Special Warranty Deed of even date herewith of record in Deed Book ____, page ____, in the Office of the Muhlenberg County Clerk, wherein certain #9 coal and #9 coal mining rights and privileges have been granted by GRANTOR to GRANTEE as depicted on the map attached thereto as Exhibit A and more particularly described on Exhibit B thereto (the “#9 Coal Deed”);
     WHEREAS, GRANTOR and GRANTEE are parties to a Underground Coal Mining Lease of even date herewith, a Memorandum of which is of record in Deed Book _____, page _____, in the Office of the Muhlenberg County Clerk, wherein certain owned #9 coal and #9 coal mining rights and privileges, as depicted on the map attached thereto as Exhibit A thereto and more particularly described on the Exhibit B attached thereto, have been leased by GRANTOR (Lessor therein) to GRANTEE (Lessee therein) (the “Cyprus Creek #9 Lease”);
     WHEREAS, GRANTOR and GRANTEE are parties to a Underground Coal Mining Sublease, of even date herewith, a Memorandum of which is of record in Deed Book _____, page _____, in the Office of the Muhlenberg County Clerk, wherein certain leased #9 coal and #9 coal mining rights and privileges, as depicted on the map attached thereto as Exhibit A and more particularly described on the Exhibit B attached thereto, have been subleased by GRANTOR (Sublessor therein) to GRANTEE (Sublessee therein) (the “Rogers #9 Sublease”);
     WHEREAS, GRANTOR and GRANTEE are parties to a Underground Coal Mining Lease and Sublease, of even date herewith, a Memorandum of which is of record in Deed Book _____, page _____, in the Office of the Muhlenberg County Clerk, wherein certain owned #9 coal and leased #9 coal and coal mining rights and privileges, as depicted on the map attached thereto as Exhibit A and more particularly described on the Exhibits B-1 and B-2 attached thereto, have been leased and subleased by GRANTOR (Lessor/Sublessor therein) to GRANTEE (Lessee/Sublessee therein) (the “Cyprus Creek & Duncan #9 Lease and Sublease”);
     WHEREAS, the maps and the descriptions of the Properties referred to in the above-referenced instruments subject to this Agreement are collectively attached hereto as Addendum 1, incorporated herein by reference and made a part hereof; and

Overriding Royalty Agreement Muhlenberg County, KY	12/27/11

1

     WHEREAS, GRANTOR and GRANTEE desire to more particularly set forth the terms and conditions of those certain overriding royalty interests granted by GRANTEE to GRANTOR in connection with and in consideration for the #9 Coal Deed, the Cyprus Creek #9 Lease, the Rogers #9 Sublease, and the Cyprus Creek & Duncan #9 Lease and Sublease, as hereinafter set forth.
     NOW, THEREFORE, for and in consideration of the #9 Coal Deed, the Cyprus Creek #9 Lease, the Rogers #9 Sublease, the Cyprus Creek & Duncan #9 Lease and Sublease, and the mutual covenants and promises of the parties hereto, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. RECITALS. All of the foregoing recitals, the definitions, and instruments referenced therein are incorporated herein by reference and made a part hereof.
     2 GRANT OF OVERRIDING ROYALTY. GRANTEE does hereby GRANT, ASSIGN, TRANSFER, and SET OVER to GRANTOR free and clear of all costs, expenses, liens, and encumbrances created by GRANTEE, its parent and/or its affiliates, an overriding royalty interest in and to the fee, leased, and subleased coal, in place, having been conveyed, leased, and subleased to GRANTEE under the instruments cited in the recitals herein above (herein the “Coal”). GRANTEE covenants and agrees that after the mining by GRANTEE and its successors and assigns of Coal from the Property as depicted on the maps and the descriptions on the attached Addendum 1 (hereinafter the “Property”), GRANTEE, its successors and assigns, shall pay to GRANTOR, its successors and assigns, when such payments are due without the necessity of prior demand:
     (i) an overriding royalty payment for each ton (2,000 pounds) of Coal mined, removed, and sold from the Property conveyed and leased to GRANTEE in and by (a) the #9 Coal Deed and (b) the Cyprus Creek #9 Lease, in the sum of FIVE DOLLARS AND NO CENTS ($5.00) per ton, in excess of ONE MILLION SIX HUNDRED SIXTY THOUSAND EIGHT HUNDRED FIFTY (1,660,850) tons collectively mined, removed, and sold therefrom, said tracts being more particularly depicted on the consolidated map attached hereto as EXHIBIT A which is incorporated herein by reference and made a part hereof; and,
     (ii) an overriding royalty payment for each ton (2,000 pounds) of Coal mined, removed, and sold from the Property leased and subleased to GRANTEE in and by (c) the Rogers #9 Sublease and (d) the Cyprus Creek & Duncan #9 Lease and Sublease, in the sum of THREE DOLLARS AND TWENTY-FIVE CENTS ($3.25) per ton in excess of ONE MILLION FIVE HUNDRED THIRTY-NINE THOUSAND ONE HUNDRED FIFTY (1,539,150) tons collectively mined, removed, and sold therefrom, said tracts being more particularly depicted on the consolidated map attached hereto as EXHIBIT B which is incorporated herein by reference and made a part hereof;
     In the event of a conflict between any of the descriptions and attached maps in Addendum 1 with regard to the Property or between the descriptions in Addendum 1 and the attached consolidated maps Exhibits A and B hereto, respectively, then the respective descriptions shall control.
     3. REPORTS. Beginning with the month following the month in which coal is sold from the Property, GRANTEE shall furnish to GRANTOR a report stating for that month the number of coal acres mined and the tons of coal mined and sold from portions of the Property

2

described in #9 Coal Deed and the Cyprus Creek #9 Lease and depicted on the consolidated map attached hereto as Exhibit A and from portions of the Property described in the Rogers #9 Sublease and the Cyprus Creek & Duncan #9 Lease and Sublease and depicted on the consolidated map attached hereto as Exhibit B.
     4. DELINQUENT PAYMENTS. Delinquent payments shall bear interest from their due date at a per annum rate of five percent (5%) per annum.
     5. GRANTOR’S RIGHT TO INSPECT. GRANTOR and its successors and assigns and their representatives at reasonable times, and upon at least forty-eight (48) hours advance written notice, shall have the right to make surveys of the workings in the coal herein leased to determine the accuracy of GRANTEE’s surveys of such workings at GRANTOR’s sole cost and expense; and at reasonable times, and upon at least forty-eight (48) hours advance written notice, to examine the maps and engineering records of GRANTEE with reference to said surveys at GRANTOR’s sole cost and expense. GRANTEE shall keep records of all coal mined and sold from the Property for thirty-six (36) months and GRANTOR shall have the right to inspect the records at all reasonable times. GRANTOR or its representatives shall also have the right at reasonable times, and upon at least forty-eight (48) hours advance written notice, to examine and inspect the invoices, sales records and other records related to the production and sale of the coal from the Property described in #9 Coal Deed and the Cyprus Creek #9 Lease and described in the Rogers #9 Sublease and the Cyprus Creek & Duncan #9 Lease and Sublease to determine the accuracy of GRANTEE’s reports to GRANTOR at GRANTOR’s sole cost and expense. GRANTOR agrees to treat GRANTEE’s invoices, sales and other records as confidential and not to disclose such records to GRANTOR’s sales representatives or those of its affiliates, or to any other parties. GRANTEE shall not be responsible for any injury, loss or damages suffered by GRANTOR’s representatives that enter the Property, except for any injury, loss or damages caused solely by the gross negligence of GRANTEE, its agents or employees.
     6. LESSER INTEREST. If GRANTOR conveys, leases or subleases less than a 100% interest in and to the Coal in, on, and underlying the tracts in question, the overriding royalty payments to GRANTOR shall be reduced in proportion to which any such partial undivided interest bears to the whole; provided, however, that GRANTEE agrees that any coal mined under the Cyprus Creek & Duncan #9 Lease and Sublease shall be subject to the $3.25 per ton overriding royalty unless the combined leased and subleased interest in the Cyprus Creek & Duncan #9 Lease and Sublease shall be less than a cumulative 100% interest in and to the Coal in, on and underlying the tracts described therein. In the event the Cyprus Creek & Duncan #9 Lease and Sublease leases and subleases less than a 100% interest in and to the Coal underlying any tract, then the overriding royalty payments to GRANTOR hereunder for any such tract shall be reduced in proportion to which any such partial undivided interest bears to the whole.
     7. GRANTOR’s VESTED INTERESTS AND RIGHTS. GRANTOR’s overriding royalty interest and rights to payment hereunder are vested as to the Coal, shall not be deemed violative of the rule against perpetuities, and shall continue to be vested to the extent that the Coal is covered by or subject to any renewal, extension, modification, substitution, or amendment of any existing or new lease, sublease, deed, license, assignment, or other contract granting GRANTEE, its successors, assigns, subsidiaries, and/or affiliates (whether direct or indirect) and their respective successive successors, assigns, and/or affiliates (whether direct or indirect) the right to mine, remove, and sell the Coal.

3

     8. PAYMENT OF OVERRIDING ROYALTY. All monthly royalty payments to GRANTOR shall be due and payable to GRANTOR on or before the twenty-fifth (25th) day of each month following the calendar month in which the Coal is sold and shall be accompanied by a statement reflecting the amount of Coal mined, removed, and sold in the preceding calendar month and the respective areas of the Property as described in the described in #9 Coal Deed and the Cyprus Creek #9 Lease and depicted on the consolidated map attached hereto as Exhibit A and the Property described in the Rogers #9 Sublease and the Cyprus Creek & Duncan #9 Lease and Sublease and depicted on the consolidated map attached hereto as Exhibit B and the respective overriding royalty payments due with respect thereto.
     9. GRANTEE’S ACCEPTANCE. GRANTEE accepts GRANTOR’s conveyance, leases and subleases of the Coal and agrees for itself, its successors and assigns, and agrees to be bound by all the grants, covenants, conditions, restrictions, reservations, exceptions, and other terms set forth in this Overriding Royalty Agreement, as well as those more particularly set forth in the #9 Coal Deed, incorporated herein by reference and made a part hereof, which such covenants, conditions, restrictions, reservations, exceptions, and other terms shall be covenants running with the land and shall be binding upon GRANTEE, its successors and assigns, and their respective successive successors and assigns, forever.
     10. AGREEMENT RELATES TO FEE #9 COAL CONVEYANCE, LEASED #9 COAL AND SUBLEASED #9 COAL. This Overriding Royalty Agreement relates to those fee Coal tracts conveyed by GRANTOR to GRANTEE in the above-described #9 Coal Deed as well as those leased and subleased coal tracts leased and subleased by GRANTOR to GRANTEE in the above-described Cyprus Creek #9 Lease, Rogers #9 Sublease, and Cyprus Creek & Duncan #9 Lease and Sublease. In the event any portion or all of the leasehold estates under the Cyprus Creek #9 Lease, Rogers #9 Sublease, and Cyprus Creek & Duncan #9 Lease and Sublease should be terminated or extinguished, absent any underlying intentional breach by GRANTEE, the overriding royalty interest in such terminated or extinguished portion of the leasehold estates shall be released, and the overriding royalty interest in any remainder of the Leased or Subleased Coal tracts or in those fee #9 Coal tracts described and depicted in Addendum 1 hereto shall remain in full force and effect and the GRANTEE’s obligations hereunder will not be affected.The Parties agree that in the event GRANTOR, in its sole discretion, amends, revises or releases the existing restrictions and restrictive covenants prohibiting GRANTEE from mining certain coal reserves from within the No Mining Boundary upon the fee Coal Tract 209 and the subleased #9 Rogers Coal Tract R237-2, then this Overriding Royalty Agreement shall also apply to any and all #9 coal mined from within the No Mining Boundary described in the #9 Coal Deed and the Rogers #9 Sublease, respectively.
     11. ANCILLARY PROVISIONS OF THIS OVERRIDING ROYALTY AGREEMENT. This Overriding Royalty Agreement and the #9 Coal Deed constitute the entire agreement between the Parties; supersede all representations, bids, agreements, memoranda and correspondence between, by or for the Parties. No amendment or modification of this Agreement shall be binding unless made by a written instrument of equal formality with this Agreement. Waiver by either Party of performance by the other Party of any of the provisions of this Agreement shall not be construed as a waiver of any further right to insist upon full performance of the terms of this Agreement. Each Party shall be entitled to insist strictly upon timeliness of performance by the other Party of the other Party’s obligations.
     12. RECORDING. The parties hereto agree to give notice of the existence of this Overriding Royalty Agreement as it relates to the Property by recording both (i) the #9 Coal

4

Deed and (ii) a Short Form Memorandum of this Overriding Royalty Agreement in the Office of the County Clerk of Muhlenberg County, Kentucky.
     13. NOTICES. Any notice or communication required by this Agreement shall be in writing addressed to the address of each of the Parties respectively as follows:
To GRANTEE:
Armstrong Coal Company, Inc.
407 Brown Rd.
Madisonville, KY 42431
Attn: Vice President
With required copy to:
Mason L. Miller
Miller Wells PLLC
300 East Main Street, Ste. 360
Lexington, Kentucky 40507
Armstrong Energy, Inc.
Attn: Martin D. Wilson, President
773 Forsyth Blvd., Suite 1625
St. Louis, Missouri 63105
To GRANTOR:
Cyprus Creek Land Resources, LLC
701 Market Street, Suite 798
St. Louis, MO 63101
Attn: President
With required copy to:
J. Sale Gordon
Gordon Law Offices, PSC
121 W. 2nd St.
Owensboro, Kentucky 42301
At any time, any party may specify in writing a new address for notification hereunder.
     14. BINDING EFFECT. The Parties agree that the overriding royalty interest granted herein shall constitute an independent and enforceable obligation that shall run with the land and shall be binding upon GRANTEE, its successors and assigns, and any subsequent owner, lessee and other holders of the Property and their respective successors and assigns. The parties hereto acknowledge and agree that all of the terms and conditions contained in the #9 Coal Deed and in this Overriding Royalty Agreement shall be of in full force and binding effect upon the parties hereto, their successors and assigns.

5

     15. TERM. This Overriding Royalty Agreement shall remain in effect and the obligations hereunder shall continue until such time as all Coal has been mined and sold from the Property.
     16. GOVERNING LAW. This Overriding Royalty Agreement shall be construed in accordance with the substantive laws of the Commonwealth of Kentucky.
     17. MISCELLANEOUS.
     17.1 Modification and Waiver. No modification or waiver of any provision of this Overriding Royalty Agreement nor consent to any departure therefrom, shall in any event be effective, unless the same shall be in writing and signed by the party to be charged therewith, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     17.2 Construction. This Overriding Royalty Agreement has been arrived at after thorough bargaining and negotiations, with attorneys advising each party. The language of this Overriding Royalty Agreement is a product of the mutual effort of the Parties. This Overriding Royalty Agreement shall be construed fairly as to all Parties; it shall not be construed for or against any party on the basis or the extent to which that party participated as drafter.
     17.3 Severability. In the event that any one or more of the provisions or parts of a provision contained in this Overriding Royalty Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions or part of a provision of this Overriding Royalty Agreement, but this Overriding Royalty Agreement shall be reformed and construed in any such jurisdiction as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein, and such provision or part shall be reformed so it would be valid, legal and enforceable to the maximum extent permitted in such jurisdiction in a manner so as to preserve the bargain and agreement of the Parties hereto.
     17.4 Authority to Execute. Each individual executing this Overriding Royalty Agreement on behalf of a party hereto represents and warrants that all actions necessary to authorize its execution on behalf of that party have been duly performed; that such individual has authority to execute this Overriding Royalty Agreement on behalf of such party; and that such party shall be legally bound hereby.
     17.5 Recitals and Captions. The introductory factual recitals of this Overriding Royalty Agreement are an integral part hereof. The captions of the paragraphs of this Overriding Royalty Agreement are for convenience only, and shall not be construed as impacting the covenants, conditions, terms and provisions hereof.
     17.6 In the event of any dispute or litigation between the Parties concerning the terms and conditions of this Overriding Royalty Agreement or otherwise related to any party protecting or preserving their rights under this Overriding Royalty Agreement, the prevailing party shall be entitled to recovery of all costs and reasonable attorney fees actually incurred.

6

ATTACHMENTS:
Addendum 1 – Maps and Descriptions of Property
Exhibit A – Consolidated Map of Owned #9 Coal and CCLR #9 Leased Coal
Exhibit B – Consolidated Map of Rogers #9 Lease and CCLR & Duncan #9 Lease & Sublease Areas
     IN WITNESS WHEREOF, the parties hereto have executed this Overriding Royalty Agreement as of the date first hereinabove written, by their duly authorized representatives.

GRANTOR:	CYPRUS CREEK LAND RESOURCES, LLC
By:
James C. Sevem, Vice President

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)
     The foregoing Agreement was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by James C. Sevem as Vice President of Cyprus Creek Land Resources, LLC, a Delaware limited liability company, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and authority to so execute on its behalf as its free act and deed in due form of law, on this the _____ day of _________________, 2011.

Notary Public,
My commission expires:

7

     WITNESS the execution of:

GRANTEE:	ARMSTRONG COAL COMPANY, INC.
By:
Martin D. Wilson, President

STATE OF	)
) SS:
COUNTY OF	)
     The foregoing Agreement was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Martin D. Wilson as President of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and authority to so execute on its behalf as its free act and deed in due form of law, on this the _____ day of _____________, 2011.

Notary Public,
My commission expires:

8

ADDENDUM 1
TO
OVERRIDING ROYALTY AGREEMENT
All recording references are to the Office of the Muhlenberg County Clerk.
Exhibit A map to #9 Coal Deed
Exhibit A map to Cyprus Creek #9 Lease
Exhibit A map to Rogers #9 Sublease
Exhibit A map to Cyprus Creek & Duncan #9 Lease and Sublease
-and-
Exhibit B to #9 Coal Deed
Exhibit B to Cyprus Creek #9 Lease
Exhibit B to Rogers #9 Sublease
Exhibit B to Cyprus Creek & Duncan #9 Lease and Sublease

9

EXHIBIT A
TO
CORPORATION SPECIAL WARRANTY DEED
Map — #9 Coal Deed

10

11

EXHIBIT A
TO
UNDERGROUND COAL MINING LEASE
Map to Cyprus Creek #9 Lease

12

13

EXHIBIT A
TO
UNDERGROUND COAL MINING SUBLEASE
Map to Rogers #9 Sublease

12

13

EXHIBIT A
TO
UNDERGROUND COAL MINING LEASE AND SUBLEASE
Map to Cyprus Creek & Duncan #9 Lease and Sublease

14

15

EXHIBIT B
TO
CORPORATION SPECIAL WARRANTY DEED
All recording references are to the Office of the Muhlenberg County Clerk.
TRACT 199 – LC#016-745 P16 and P17
Parcel 16
A strip of land of even width, 100 feet on each side of the following described centerline; beginning at an iron pipe, 4 feet E of a 30 inch gum in the East — West property line between Ayrshire Collieries Corporation’s 126.5 acre Roy Johnson tract and Katie B. Reneer, which iron pipe is N 88-20 W 3231 feet (old call S 86 W) from a 1-1/4 inch iron axle at a root wad, corner to Rogers, Ayrshire Collieries Corporation and Katie B. Reneer; thence N 02-14 W 858.4 feet across the lands of Katie B. Reneer to another iron pipe near a 10-inch elm and 18-inch gum on the S side of a ditch in the East — West property line between Ayrshire Collieries Corporation’s 77-acre Luther Faught tract and Katie B. Reneer, which iron pipe is approximately 477 feet East of Katie B. Reneer’s Northwest corner. Said tract of land contains 3.94 acres and extends from the Roy Johnson tract on the South to the Luther Faught tract on the North.
Parcel17
Tract #1: Beginning at an old corner, gum and maple, corner to Joseph Milligan; thence N 4 W 52 poles to a rock marked “BB”; thence N 86 E 154 poles to a rock marked “BB”; thence S 4 E 52 poles to a small dogwood, black gum and hickory in Milligan’s line; thence with same S 86 W 150 poles to the beginning, containing 50 acres, more or less.
Tract #2: Beginning at a rock near a maple and beech corner to John Brinkman’s survey running N 86 E about 70 poles to the old line, a red oak, elm and hickory marked; thence S 4 E 52 poles to the old corner of original survey, a mulberry; thence S 86 W about 70 poles to Brinkman’s corner in the old line, dogwood, black gum and hickory; thence with Brinkman’s line to the beginning
LESS AND EXCEPTED:
“There is excepted 3.94 acres of surface heretofore conveyed to the party of the second part by the party of the first part”.

16

Source Of Title
1. And being Parcels 16 and 17, Tract 1 and 2 conveyed by AMAX INC to Peabody Coal Company by deed dated October 19, 1987, recorded October 22, 1987 in Deed Book 384, page 652 at recorded page 668.
2. And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware Corporation, by deed dated September 12, 1989, recorded October 22, 1987 in Deed Book 398, page 37, as Item 235.
3. Effective December 16, 2003, in pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware Corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware Limited Liability Corporation, as shown in Articles of Incorporation Book 14, pages 635 – 638.
4. And further being a portion of the property conveyed by Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC by deed dated December 20, 2005, recorded in Deed Book 516, page 599, as corrected by Deed of Confirmation between Peabody Development Company, LLC and Central States Coal Reserves of Kentucky, LLC by deed dated December 27, 2005, effective December 20, 2005 and recorded in Deed Book 516, page 716.
5. Being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007 recorded in Deed Book 530, page 620, as Tract 199
TRACT 209 – LC#1304-001 T1A
Only that portion of the following tract as lies North of the South Right-of-Way of the Western Kentucky Parkway (now Wendell Ford Parkway).
Beginning at an iron axle the Southeast corner of the “Heck” tract, thence S 81° 47’ W with the south line of “Heck” for 3637.4 feet to a stump; thence N 70° 32’ W for 923.8 feet to a gum; thence N 24° 57’ W for 678.3 feet to a rock; thence N 72° 26’ w for 3,438.3 feet; thence S 17° 04’ W for 2714.6 feet; thence S 71° 08’ E for 1011.3 feet; thence S 39° 56’ W for 1151.6 feet to an iron axle; thence S 23° 19’ E for 63.2 feet; thence S. 35° 50’ E for 1677.5 feet; thence S 35° 47’ E for 2,159.7 feet; thence N 53° 13’ E for 1725.5 feet to a 3” iron axle; thence S 14° 01’ E for 2547.8 feet to a 3” iron axle; thence N 71° 56’ E for 2,163.7 feet, to a 2” iron axle; thence N 12° 15’ W for 2663.7 feet to a road; thence N 69° 53’ E for 342.9 feet, S 67° 35’ E for 401.3 feet, s 49° 37’ E for 228.4 feet, thence N 15° 46’ W for 1000.6 feet, thence S 83° 45’ E for 1514.0 feet; thence N 13° 42’ E for 2,573.3 feet to the southeast corner of the church lot, thence N 80° 00’ W for 289.0 feet to a point which is 30 feet east

17

of the center line of U. S. Highway 62, thence parallel with Highway 62 and 30 feet east of its center line N 36° 10’ E for 70.0 feet, N 28° 50’ E for 75.0 feet, N 21° 25’ E for 95.0 feet, thence leaving the highway s 80° 00’ E for 230.0 feet to a point in the old line, thence with the old line N 13° 42’ E for 370.0 feet to the place of beginning. Containing 916.71 acres more or less.
Source Of Title
     1. And being a portion of a 916.71 acre tract identified as “Martwick Tract ‘A’ Minerals” conveyed by Peabody Coal Company to Peabody Development Company by deed dated July 19, 1984, recorded August 31, 1984, in Deed Book 363, page 420.
     2. Effective December 16, 2003, in pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware Corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware Limited Liability Corporation, as shown in Articles of Incorporation Book 14, pages 635—638.
     3. And further being a portion of the property conveyed by Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC by deed dated December 20, 2005, recorded in Deed Book 516, page 599, as corrected by Deed of Confirmation between Peabody Development Company, LLC and Central States Coal Reserves of Kentucky, LLC by deed dated December 27, 2005, effective December 20, 2005 and recorded in Deed Book 516, page 716.
     4. Being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007 recorded in Deed Book 530, page 620, as Tract 209
END OF EXHIBIT B TO #9 COAL DEED

18

EXHIBIT B
TO
UNDERGROUND COAL MINING LEASE
All recording references are to the Office of the Muhlenberg County Clerk.
Leased #9 Owned Coal

	MAP TR	LC#	DB/P	DATE	FOOTNOTE
1	168	016-034 T15 P11	192/385	12/20/1952

2	169	016-034 T15 P35	192/385	12/20/1952

3	171	016-034 T15 P12	192/385	12/20/1952

4	172	016-034 T15 P10	192/385	12/20/1952

5	176	016-034 T15 P18	192/385	12/20/1952	1

6	204	016-034 T15 P11	192/385	12/20/1952

7	205	016-034 T15 P8	192/385	12/20/1952

8	206	016-034 T15 P9	192/385	12/20/1952	1

9	207	1304-001 T1B	363/420	7/19/1984	1

10	208	016-034 T15 P20	192/385	12/20/1952	1
Source of Title

Footnote	Description
1	Subject to the Right of Way for P&L Railroad, formerly the I.C. Railroad
Source of Title
     AND BEING a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007, of record in Deed Book 530, page 620.
END OF EXHIBIT B TO CYPRUS CREEK #9 LEASE

19

EXHIBIT B
TO
UNDERGROUND COAL MINING SUBLEASE
All recording references are to the Office of the Muhlenberg County Clerk.
Rogers #9 Subleased Coal

	Map No	LC#	Acres	DB/P	Date	Footnote	Comment
1	R200	2699-011Rogers 200	UNK	4/18/97	1/6/93
				518/343	2/27/06	1,2

2	R202	2699-011Rogers 202	265.2	4/18/97	1/6/93
				518/343	2/27/06	2

3	R203	2699-011Rogers 203	4.6	4/18/97	1/6/93
				518/343	2/27/06	3

4	R204	2699-011Rogers 204	UNK	4/18/97	1/6/93
				518/343	2/27/06	1,2

5	R205	2699-011Rogers 205	158.8	4/18/97	1/6/93
				518/343	2/27/06

6	R206	2699-011Rogers 206	24	4/18/97	1/6/93
				518/343	2/27/06	2

7	R207	2699-011Rogers 207	198	4/18/97	1/6/93
				518/343	2/27/06	3

8	R208	2699-011Rogers 208	36.1	4/18/97	1/6/93
				518/343	2/27/06	3

9	R212	2699-011Rogers 212	110.7	4/18/97	1/6/93
				518/343	2/27/06

10	NONE	2699-011Rogers 214	UNK	4/18/97	1/6/93
				518/343	2/27/06	1,2	Coal under R242 and R241

11	R217	2699-011Rogers 217	235	4/18/97	1/6/93
				518/343	2/27/06	3

12	R225	2699-011Rogers 225	60	4/18/97	1/6/93
				518/343	2/27/06	2

13	R227	2699-011Rogers 227	28	4/18/97	1/6/93
				518/343	2/27/06	2

14	R228	2699-011Rogers 228	71.82	4/18/97	1/6/93
				518/343	2/27/06

15	R229	2699-011Rogers 229	68.58	4/18/97	1/6/93
				518/343	2/27/06

16	R237-2	2699-011 Rogers 237-2	329	4/18/97 518/343	1/6/93 2/27/06	3

20

	Map No	LC#	Acres	DB/P	Date	Footnote	Comment
17	R238	2699-011Rogers 238	40	4/18/97	1/6/93
				518/343	2/27/06	4

18	R241	2699-011Rogers	14.2	4/18/97	1/6/93
				518/343	2/27/06	1,2,4	See also R214

19	R242	2699-011Rogers 242	22	4/18/97	1/6/93
				518/343	2/27/06	1,2,4	See also R214

20	R316	2699-011Rogers 316	139.5	4/18/97 518/343	1/6/93 2/27/06	2

21	R317	2699-011Rogers 317	142.8	4/18/97	1/6/93
				518/343	2/27/06
Schedule of Known Exception

Footnote	Description
1	Less and except that portion lying south of the south Right of Way of the Wendell Ford Parkway, formerly the Western Kentucky Parkway, assigned by Central States Coal Reserves of Kentucky, LLC to Western Land Company, LLC by Assignment dated December 12, 2006, of record in Deed Book 524, page 523.

2	Subject to Right of Way and/or ownership in the Commonwealth of Kentucky for the Wendell Ford Parkway, formerly the Western Kentucky Parkway, dated December 10, 1962, of record in Deed Book 232, page 558.

3	Subject to Right of Way for the P&L Railroad, formerly I. C. Railroad

4	Tract also lies within the boundary of Rogers Tract 214.
Source of Title
Rogers Tracts LC#2699-011
1.	AND BEING a portion of the property assigned by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by Deed dated August 31, 2007, of record in Deed Book 531, page 227.

2.	By unrecorded Consent to Assignment and Assumption of Lease dated October 3, 2007, Martha Rogers Haas 1996 Revocable Trust, Talmage G. Rogers, et al, consented to the partial assignment and assumption by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC.
END OF EXHIBIT B TO ROGERS #9 SUBLEASE

21

EXHIBIT B-1
TO
UNDERGROUND COAL MINING LEASE AND SUBLEASE
All references are to the Office of the Muhlenberg County Clerk.
Leased #9 Owned Coal

	MAP TR	LC#	DB/P	DATE	FOOTNOTE
1	162	016-170 T22	192/405	8/12/1954	1

2	163	016-170 T8	192/405	8/12/1954	1

3	164	016-170 T12	192/405	8/12/1954	1

4	165	016-170 T11	192/405	8/12/1954	1

5	166	016-170 T16	192/405	8/12/1954	1

6	167	016-170 T10	192/405	8/12/1954	1

7	194	016-170 T6	192/405	8/12/1954	1

8	195	016-170 T9	192/405	8/12/1954	1

		016-170 T5
9	196	016-655 QCD	192/405 192/437	8/12/1954 12/31/1954	1

10	197	016-170 T19	192/405	8/12/1954	1

			192/405	8/12/1954
		016-170 T23	272/169	7/23/1969
11	198	016-672	272/174	7/23/1969
			272/179	7/24/1969	1

12	200	016-170 T14	192/405	8/12/1954	1

13	201	016-170 T37	192/405	8/12/1954	1

14	202	016-170 T24	192/405	8/12/1954	1

15	203	016-170 T40	192/405	8/12/1954	1
Schedule of Known Exceptions

Footnote	Description
1	50 Coal owned, 50% leased from Heirs of W. G. Duncan, dated October 31, 2007, recorded in Deed Book 533, page 345, Land Contract #2699-023-00.
Source of Title
AND BEING a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC, by Deed dated September 13, 2007, of record in Deed Book 530, page 620.
END OF EXHIBIT B-1 TO LEASED CCLR #9 COAL

22

EXHIBIT B-2
TO
UNDERGROUND COAL MINING LEASE AND SUBLEASE
All references are to the Office of the Muhlenberg County Clerk.
Subleased Duncan #9 Coal

	Map No	LC#	Acres	DB/P	Date	Footnote
		2699-023-00		258/488	6/10/1967
1	D5	016-170 T5	163.3	533/345	10/31/2007	1
		016-205 T5		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
2	D6	016-170 T6	9.9	533/345	10/31/2007	1
		016-205 T6		534/162	2/12/2008

				258/488	6/10/1967
3	D8	2699-023	175.8	533/345	10/31/2007	1
		016-205 T8		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
4	D9	016-170 T 9	175	533/345	10/31/2007	1
		016-205 T9		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
5	D10	016-170 T10		533/345	10/31/2007	1
		016-205 T10	126.9	534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
6	D11	016-170 T11		533/345	10/31/2007	1
		016-205 T11	113.25	534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
7	D12	016-170 T12	125	533/345	10/31/2007	1
		016-205 T12		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
8	D14	016-170 T14	101.5	533/345	10/31/2007	1
		016-205 T14		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
9	D16	016-170 T16	30.25	533/345	10/31/2007	1
		016-205 T16		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
10	D19	016-170 T19	241.8	533/345	10/31/2007	1
		016-205 T19		534/162	2/12/2008

				285/488	6/10/1967
11	D22	2699-023	102.47	533/345	10/31/2007	1
		016-205 T22		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
12	D23	016-170 T23	126.3	533/345	10/31/2007	1
		016-205 T23		534/162	2/12/2008

23

	Map No	LC#	Acres	DB/P	Date	Footnote
		2699-023-00		258/488	6/10/1967
13	D24	016-170 T24	39	533/345	10/31/2007	1
		016-205 T24		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
14	D37	016-170 T37	107.5	533/345	10/31/2007	1
		016-205 T37		534/162	2/12/2008

		2699-023-00		258/488	6/10/1967
15	D40	016-170 T40		533/345	10/31/2007	1
		016-205 T40	39	534/162	2/12/2008
Schedule of Known Exceptions

Footnote	Description
1	50% Coal leased from Heirs of W. G. Duncan, dated October 31, 2007, recorded in Deed Book 533, page 345, Land Contract #2699-023
Source of Title
1.	AND BEING a portion of the same property demised by Angus Fort Duncan, et al, ( W. G. Duncan Heirs) to Central States Coal Reserves of Kentucky, LLC, by instrument dated October 1, 2007, recorded in Deed Book 533, page 345.

2.	AND BEING apportion of the same property assigned by Central States Coal Reserves of Kentucky, LLC and assumed by Cyprus Creek Land Resources, LLC, by instrument dated February 12, 2008, recorded in Deed Book 534, page 162.
END OF EXHIBIT B-2 TO SUBLEASED DUNCAN #9 COAL
END OF ADDENDUM 1 TO OVERRIDING ROYALTY AGREEMENT

24

EXHIBIT A
TO
OVERRIDING ROYALTY AGREEMENT
Consolidated Map of #9 Coal Deed and Cyprus Creek #9 Lease

25

168
171
172
176
169
STRIP MINES
208
204
205
206
207
199
209
GREEN RIVER
OHIO CO
MUHLENBERG CO
Central City

Tracts

Scale: 1"=3,000'

N

Exhibit A
Overriding Royalty Agreement
Muhlenberg County, KY

26

EXHIBIT B
TO
OVERRIDING ROYALTY AGREEMENT
Consolidated Map of Rogers #9 Sublease and CCLR & Duncan #9 Lease

27

D22
D8
D12
D11
D10
D16
D9
D6
D37
D24
D40
D5
D14
R212
R237-2
D19
R217
D23
R203
R208
R200
R207
R204
R205
R228
Central City
R206
R229
R202
R242
R241
R317
R317
R225
R316
R238
R316
R227
STRIP MINES
Nelson

Tracts
D-Duncan Tract
R-Rogers Tract

Scale: 1"=3,000'

Exhibit B
Overriding Royalty Agreement
Muhlenberg County, KY

28

EXHIBIT L
TO

ASEET PURACHASE AGREEMENT
Short Form Overriding Royalty Agreement

MEMORANDUM OF
OVERRIDING ROYALTY AGREEMENT
     This MEMORANDUM OF OVERRIDING ROYALTY AGREEMENT is made and entered into on this the _____ day of ____________, 2011 (“Memorandum”), by and between, CYPRUS CREEK LAND RESOURCES, LLC, a Delaware limited liability company, with an address of 701 Market Street, Suite 798, St. Louis, Missouri 63101 (“GRANTOR”) and ARMSTRONG COAL COMPANY, INC., a Delaware corporation, having its office address at 407 Brown Road, Madisonville, Kentucky 42431 (“GRANTEE”).
W I T N E S S E T H:
     WHEREAS, GRANTOR and GRANTEE are parties to a Corporation Special Warranty Deed of even date herewith of record in Deed Book ____, page ____, in the Office of the Muhlenberg County Clerk, wherein certain #9 coal and #9 coal mining rights and privileges have been granted by GRANTOR to GRANTEE as depicted on the map attached thereto as Exhibit A and more particularly described on Exhibit B thereto (the “#9 Coal Deed”);
     WHEREAS, GRANTOR and GRANTEE are parties to a Underground Coal Mining Lease of even date herewith, a Memorandum of which is of record in Deed Book _____, page _____, in the Office of the Muhlenberg County Clerk, wherein certain owned #9 coal and #9 coal mining rights and privileges, as depicted on the map attached thereto as Exhibit A thereto and more particularly described on the Exhibit B attached thereto, have been leased by GRANTOR (Lessor therein) to GRANTEE (Lessee therein) (the “Cyprus Creek #9 Lease”);
     WHEREAS, GRANTOR and GRANTEE are parties to a Underground Coal Mining Sublease, of even date herewith, a Memorandum of which is of record in Deed Book _____, page _____, in the Office of the Muhlenberg County Clerk, wherein certain leased #9 coal and #9 coal mining rights and privileges, as depicted on the map attached thereto as Exhibit A and more particularly described on the Exhibit B attached thereto, have been subleased by GRANTOR (Sublessor therein) to GRANTEE (Sublessee therein) (the “Rogers #9 Sublease”);
     WHEREAS, GRANTOR and GRANTEE are parties to a Underground Coal Mining Lease and Sublease, of even date herewith, a Memorandum of which is of record in Deed Book _____, page _____, in the Office of the Muhlenberg County Clerk, wherein certain owned #9

Overriding Royalty Agreement Muhlenberg County, KY	12/15/11

1

coal and leased #9 coal and coal mining rights and privileges, as depicted on the map attached thereto as Exhibit A and more particularly described on the Exhibits B-1 and B-2 attached thereto, have been leased and subleased by GRANTOR (Lessor/Sublessor therein) to GRANTEE (Lessee/Sublessee therein) (the “Cyprus Creek & Duncan #9 Lease and Sublease”);
     WHEREAS, the GRANTOR and GRANTEE are parties to a certain Overriding Royalty Agreement of even date herewith with respect to certain overriding royalties to be paid by GRANTEE to GRANTOR with regard to the #9 Coal Deed, the Cyprus Creek #9 Lease, the Rogers #9 Sublease, and the Cyprus Creek and Duncan #9 Lease and Sublease, upon the terms and conditions more particularly set forth therein (“Overriding Royalty Agreement”);
     WHEREAS, the maps and the descriptions of the Properties referred to in the above-referenced instruments subject to the Overriding Royalty Agreement are collectively attached hereto as Addendum 1, incorporated herein by reference and made a part hereof; and
     WHEREAS, the Parties hereto desire to have a recorded Memorandum for the purpose of filing record notice thereof, and for that purpose have executed this Memorandum.
     NOW, THEREFORE, for and in consideration of the #9 Coal Deed, the Cyprus Creek #9 Lease, the Rogers #9 Sublease, the Cyprus Creek & Duncan #9 Lease and Sublease, and the mutual covenants and promises of the Parties hereto, the receipt and sufficiency of which is hereby acknowledged, GRANTEE has granted, assigned, transferred, and set over to GRANTOR free and clear of all costs, expenses, liens, and encumbrances created by GRANTEE, its parent or affiliates, an overriding royalty interest in and to the fee, leased, and subleased coal, in place, having been conveyed, lease, and subleased to GRANTEE under the instrument cited in the recitals hereinabove (herein the “Coal”), more particularly set forth in the Overriding Royalty Agreement between the Parties hereto and more particularly described on the Addendum 1 hereto.
     GRANTEE accepts GRANTOR’s conveyance, leases and subleases of the Coal and agrees for itself, its successors and assigns, and agrees to be bound by all the grants, covenants, conditions, restrictions, reservations, exceptions, and other terms set forth in the Overriding Royalty Agreement, as well as those more particularly set forth in the #9 Coal Deed, incorporated herein by reference and made a part hereof, which such covenants, conditions, restrictions, reservations, exceptions, and other terms shall be covenants running with the land and shall be binding upon GRANTEE, its successors and assigns, and their respective successive successors and assigns, forever.
     The Overriding Royalty Agreement shall remain in effect and the obligations thereunder shall continue until such time as all Coal has been mined and sold from the Property.
     The Overriding Royalty Agreement shall be construed in accordance with the substantive laws of the Commonwealth of Kentucky.
     In the event of a conflict between any of the descriptions and the attached maps in Addendum 1 with regard to the Property, then the respective descriptions shall control.
     GRANTEE covenants and agrees to reimburse GRANTOR for all of its costs and expenses, including reasonable attorneys’ fees, incurred by GRANTOR in enforcing the Overriding Royalty Agreement in the event of a default, or in otherwise in protecting or preserving its rights under the Overriding Royalty Agreement.

2

     This Memorandum is executed solely for the purpose of providing record notice only, and is not intended, nor shall it be deemed, to modify any of the provisions of the Overriding Royalty Agreement. Reference should be made to the Overriding Royalty Agreement to ascertain all of the terms, conditions, and covenants thereof, a true and complete copy of which is in the possession of both GRANTOR and GRANTEE.
     This Memorandum may be executed in one or more identical counterparts which may be combined into one or more identical documents, but all of which together shall constitute one and the same instrument, each of which shall be deemed an original.
     IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Overriding Royalty Agreement as of the date first hereinabove written, by their duly authorized representatives.

GRANTOR:			CYPRUS CREEK LAND RESOURCES, LLC

By:

James C. Sevem, Vice President

STATE OF MISSOURI	)
	)	SS:
CITY OF ST. LOUIS	)
     The foregoing Agreement was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by James C. Sevem as Vice President of Cyprus Creek Land Resources, LLC, a Delaware limited liability company, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and authority to so execute on its behalf as its free act and deed in due form of law, on this the _____ day of _________________, 2011.

Notary Public,
My commission expires:

3

     WITNESS the execution of:

GRANTEE:			ARMSTRONG COAL COMPANY, INC.

By:

Martin D. Wilson, President

STATE OF	)
	)	SS:
COUNTY OF	)
     The foregoing Agreement was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Martin D. Wilson as President of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and authority to so execute on its behalf as its free act and deed in due form of law, on this the _____ day of      , 2011.

Notary Public,
My commission expires:
ATTACHMENT: Addendum 1 — Maps and Descriptions of Property
THIS INSTRUMENT PREPARED BY:

M. Kirby Gordon, II
GORDON & GORDON, P.S.C.
6357 KY Hwy 405
P.O. Box 398
Owensboro, Kentucky 42302-0398
(270) 281-0398

4

ADDENDUM 1
TO
MEMORANDUM OF OVERRIDING ROYALTY AGREEMENT
All recording references are to the Office of the Muhlenberg County Clerk.
Exhibit A map to #9 Coal Deed
Exhibit A map to Cyprus Creek #9 Lease
Exhibit A map to Rogers #9 Sublease
Exhibit A map to Cyprus Creek & Duncan #9 Lease and Sublease
-and-
Exhibit B to #9 Coal Deed
Exhibit B to Cyprus Creek #9 Lease
Exhibit B to Rogers #9 Sublease
Exhibit B to Cyprus Creek & Duncan #9 Lease and Sublease

5

EXHIBIT A
TO
CORPORATION SPECIAL WARRANTY DEED
Map — #9 Coal Deed

6

7

EXHIBIT A
TO
UNDERGROUND COAL MINING LEASE
Map to Cyprus Creek #9 Lease

8

9

EXHIBIT A
TO
UNDERGROUND COAL MINING SUBLEASE
Map to Rogers #9 Sublease

10

11

EXHIBIT A
TO
UNDERGROUND COAL MINING LEASE AND SUBLEASE
Map to Cyprus Creek & Duncan #9 Lease and Sublease

12

13

EXHIBIT B
TO
CORPORATION SPECIAL WARRANTY DEED
All recording references are to the Office of the Muhlenberg County Clerk.
TRACT 199 — LC#016-745 P16 and P17
Parcel 16
A strip of land of even width, 100 feet on each side of the following described centerline; beginning at an iron pipe, 4 feet E of a 30 inch gum in the East — West property line between Ayrshire Collieries Corporation’s 126.5 acre Roy Johnson tract and Katie B. Reneer, which iron pipe is N 88-20 W 3231 feet (old call S 86 W) from a 1-1/4 inch iron axle at a root wad, corner to Rogers, Ayrshire Collieries Corporation and Katie B. Reneer; thence N 02-14 W 858.4 feet across the lands of Katie B. Reneer to another iron pipe near a 10-inch elm and 18-inch gum on the S side of a ditch in the East — West property line between Ayrshire Collieries Corporation’s 77-acre Luther Faught tract and Katie B. Reneer, which iron pipe is approximately 477 feet East of Katie B. Reneer’s Northwest corner. Said tract of land contains 3.94 acres and extends from the Roy Johnson tract on the South to the Luther Faught tract on the North.
Parcel17
Tract #1: Beginning at an old corner, gum and maple, corner to Joseph Milligan; thence N 4 W 52 poles to a rock marked “BB”; thence N 86 E 154 poles to a rock marked “BB”; thence S 4 E 52 poles to a small dogwood, black gum and hickory in Milligan’s line; thence with same S 86 W 150 poles to the beginning, containing 50 acres, more or less.
Tract #2: Beginning at a rock near a maple and beech corner to John Brinkman’s survey running N 86 E about 70 poles to the old line, a red oak, elm and hickory marked; thence S 4 E 52 poles to the old corner of original survey, a mulberry; thence S 86 W about 70 poles to Brinkman’s corner in the old line, dogwood, black gum and hickory; thence with Brinkman’s line to the beginning
LESS AND EXCEPTED:
“There is excepted 3.94 acres of surface heretofore conveyed to the party of the second part by the party of the first part”.

14

Source Of Title
1. And being Parcels 16 and 17, Tract 1 and 2 conveyed by AMAX INC to Peabody Coal Company by deed dated October 19, 1987, recorded October 22, 1987 in Deed Book 384, page 652 at recorded page 668.
2. And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware Corporation, by deed dated September 12, 1989, recorded October 22, 1987 in Deed Book 398, page 37, as Item 235.
3. Effective December 16, 2003, in pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware Corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware Limited Liability Corporation, as shown in Articles of Incorporation Book 14, pages 635 — 638.
4. And further being a portion of the property conveyed by Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC by deed dated December 20, 2005, recorded in Deed Book 516, page 599, as corrected by Deed of Confirmation between Peabody Development Company, LLC and Central States Coal Reserves of Kentucky, LLC by deed dated December 27, 2005, effective December 20, 2005 and recorded in Deed Book 516, page 716.
5. Being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007 recorded in Deed Book 530, page 620, as Tract 199
TRACT 209 — LC#1304-001 T1A
Only that portion of the following tract as lies North of the South Right-of-Way of the Western Kentucky Parkway (now Wendell Ford Parkway).
Beginning at an iron axle the Southeast corner of the “Heck” tract, thence S 81° 47’ W with the south line of “Heck” for 3637.4 feet to a stump; thence N 70° 32’ W for 923.8 feet to a gum; thence N 24° 57’ W for 678.3 feet to a rock; thence N 72° 26’ w for 3,438.3 feet; thence S 17° 04’ W for 2714.6 feet; thence S 71° 08’ E for 1011.3 feet; thence S 39° 56’ W for 1151.6 feet to an iron axle; thence S 23° 19’ E for 63.2 feet; thence S. 35° 50’ E for 1677.5 feet; thence S 35° 47’ E for 2,159.7 feet; thence N 53° 13’ E for 1725.5 feet to a 3” iron axle; thence S 14° 01’ E for 2547.8 feet to a 3” iron axle; thence N 71° 56’ E for 2,163.7 feet, to a 2” iron axle; thence N 12° 15’ W for 2663.7 feet to a road; thence N 69° 53’ E for 342.9 feet, S 67° 35’ E for 401.3 feet, s 49° 37’ E for 228.4 feet, thence N 15° 46’ W for 1000.6 feet, thence S 83° 45’ E for 1514.0 feet; thence N 13° 42’ E for 2,573.3 feet to the southeast corner of the church lot, thence N 80° 00’ W for 289.0 feet to a point which is 30 feet east

15

of the center line of U. S. Highway 62, thence parallel with Highway 62 and 30 feet east of its center line N 36° 10’ E for 70.0 feet, N 28° 50’ E for 75.0 feet, N 21° 25’ E for 95.0 feet, thence leaving the highway s 80° 00’ E for 230.0 feet to a point in the old line, thence with the old line N 13° 42’ E for 370.0 feet to the place of beginning. Containing 916.71 acres more or less.
Source Of Title
1. And being a portion of a 916.71 acre tract identified as “Martwick Tract ‘A’ Minerals” conveyed by Peabody Coal Company to Peabody Development Company by deed dated July 19, 1984, recorded August 31, 1984, in Deed Book 363, page 420.
2. Effective December 16, 2003, in pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware Corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware Limited Liability Corporation, as shown in Articles of Incorporation Book 14, pages 635 — 638.
3. And further being a portion of the property conveyed by Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC by deed dated December 20, 2005, recorded in Deed Book 516, page 599, as corrected by Deed of Confirmation between Peabody Development Company, LLC and Central States Coal Reserves of Kentucky, LLC by deed dated December 27, 2005, effective December 20, 2005 and recorded in Deed Book 516, page 716.
4. Being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007 recorded in Deed Book 530, page 620, as Tract 209
END OF EXHIBIT B TO #9 COAL DEED

16

EXHIBIT B
TO
UNDERGROUND COAL MINING LEASE
All recording references are to the Office of the Muhlenberg County Clerk.
Leased #9 Owned Coal

	MAP TR	LC#	DB/P	DATE	FOOTNOTE
1	168	016-034 T15 P11	192/385	12/20/1952
2	169	016-034 T15 P35	192/385	12/20/1952
3	171	016-034 T15 P12	192/385	12/20/1952
4	172	016-034 T15 P10	192/385	12/20/1952
5	176	016-034 T15 P18	192/385	12/20/1952	1
6	204	016-034 T15 P11	192/385	12/20/1952
7	205	016-034 T15 P8	192/385	12/20/1952
8	206	016-034 T15 P9	192/385	12/20/1952	1
9	207	1304-001 T1B	363/420	7/19/1984	1
10	208	016-034 T15 P20	192/385	12/20/1952	1
Source of Title

Footnote	Description
1	Subject to the Right of Way for P&L Railroad, formerly the I.C. Railroad
Source of Title
     AND BEING a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007, of record in Deed Book 530, page 620.
END OF EXHIBIT B TO CYPRUS CREEK #9 LEASE

17

EXHIBIT B
TO
UNDERGROUND COAL MINING SUBLEASE
All recording references are to the Office of the Muhlenberg County Clerk.
Rogers #9 Subleased Coal

	Map No	LC#	Acres	DB/P	Date	Footnote	Comment
1	R200	2699-011Rogers 200	UNK	4/18/97 518/343	1/6/93 2/27/06	1,2
2	R202	2699-011Rogers 202	265.2	4/18/97 518/343	1/6/93 2/27/06	2
3	R203	2699-011Rogers 203	4.6	4/18/97 518/343	1/6/93 2/27/06	3
4	R204	2699-011Rogers 204	UNK	4/18/97 518/343	1/6/93 2/27/06	1,2
5	R205	2699-011Rogers 205	158.8	4/18/97 518/343	1/6/93 2/27/06
6	R206	2699-011Rogers 206	24	4/18/97 518/343	1/6/93 2/27/06	2
7	R207	2699-011Rogers 207	198	4/18/97 518/343	1/6/93 2/27/06	3
8	R208	2699-011Rogers 208	36.1	4/18/97 518/343	1/6/93 2/27/06	3
9	R212	2699-011Rogers 212	110.7	4/18/97 518/343	1/6/93 2/27/06
10	NONE	2699-011Rogers 214	UNK	4/18/97 518/343	1/6/93 2/27/06	1,2	Coal under R242 and R241
11	R217	2699-011Rogers 217	235	4/18/97 518/343	1/6/93 2/27/06	3
12	R225	2699-011Rogers 225	60	4/18/97 518/343	1/6/93 2/27/06	2
13	R227	2699-011Rogers 227	28	4/18/97 518/343	1/6/93 2/27/06	2
14	R228	2699-011Rogers 228	71.82	4/18/97 518/343	1/6/93 2/27/06
15	R229	2699-011Rogers 229	68.58	4/18/97 518/343	1/6/93 2/27/06
16	R237-2	2699-011Rogers 237-2	329	4/18/97 518/343	1/6/93 2/27/06	3

18

	Map No	LC#	Acres	DB/P	Date	Footnote	Comment
17	R238	2699-011Rogers 238	40	4/18/97 518/343	1/6/93 2/27/06	4
18	R241	2699-011Rogers	14.2	4/18/97 518/343	1/6/93 2/27/06	1,2,4	See also R214
19	R242	2699-011Rogers 242	22	4/18/97 518/343	1/6/93 2/27/06	1,2,4	See also R214
20	R316	2699-011Rogers 316	139.5	4/18/97 518/343	1/6/93 2/27/06	2
21	R317	2699-011Rogers 317	142.8	4/18/97 518/343	1/6/93 2/27/06
Schedule of Known Exception

Footnote	Description
1	Less and except that portion lying south of the south Right of Way of the Wendell Ford Parkway, formerly the Western Kentucky Parkway, assigned by Central States Coal Reserves of Kentucky, LLC to Western Land Company, LLC by Assignment dated December 12, 2006, of record in Deed Book 524, page 523.

2	Subject to Right of Way and/or ownership in the Commonwealth of Kentucky for the Wendell Ford Parkway, formerly the Western Kentucky Parkway, dated December 10, 1962, of record in Deed Book 232, page 558.

3	Subject to Right of Way for the P&L Railroad, formerly I. C. Railroad

4	Tract also lies within the boundary of Rogers Tract 214.
Source of Title
Rogers Tracts LC#2699-011
1.	AND BEING a portion of the property assigned by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by Deed dated August 31, 2007, of record in Deed Book 531, page 227.

2.	By unrecorded Consent to Assignment and Assumption of Lease dated October 3, 2007, Martha Rogers Haas 1996 Revocable Trust, Talmage G. Rogers, et al, consented to the partial assignment and assumption by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC.
END OF EXHIBIT B TO ROGERS #9 SUBLEASE

19

EXHIBIT B-1
TO
UNDERGROUND COAL MINING LEASE AND SUBLEASE
All references are to the Office of the Muhlenberg County Clerk.
Leased #9 Owned Coal

	MAP TR	LC#	DB/P	DATE	FOOTNOTE
1	162	016-170 T22	192/405	8/12/1954	1

2	163	016-170 T8	192/405	8/12/1954	1

3	164	016-170 T12	192/405	8/12/1954	1

4	165	016-170 T11	192/405	8/12/1954	1

5	166	016-170 T16	192/405	8/12/1954	1

6	167	016-170 T10	192/405	8/12/1954	1

7	194	016-170 T6	192/405	8/12/1954	1

8	195	016-170 T9	192/405	8/12/1954	1

9	196	016-170 T5 016-655 QCD	192/405 192/437	8/12/1954 12/31/1954	1

10	197	016-170 T19	192/405	8/12/1954	1

11	198	016-170 T23 016-672	192/405 272/169 272/174 272/179	8/12/1954 7/23/1969 7/23/1969 7/24/1969	1

12	200	016-170 T14	192/405	8/12/1954	1

13	201	016-170 T37	192/405	8/12/1954	1

14	202	016-170 T24	192/405	8/12/1954	1

15	203	016-170 T40	192/405	8/12/1954	1
Schedule of Known Exceptions

Footnote	Description
1	50 Coal owned, 50% leased from Heirs of W. G. Duncan, dated October 31, 2007, recorded in Deed Book 533, page 345, Land Contract #2699-023-00.
Source of Title
AND BEING a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC, by Deed dated September 13, 2007, of record in Deed Book 530, page 620.
END OF EXHIBIT B-1 TO LEASED CCLR #9 COAL

20

EXHIBIT B-2
TO
UNDERGROUND COAL MINING LEASE AND SUBLEASE
All references are to the Office of the Muhlenberg County Clerk.
Subleased Duncan #9 Coal

	Map No	LC#	Acres	DB/P	Date	Footnote
1	D5	2699-023-00 016-170 T5 016-205 T5	163.3	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

2	D6	2699-023-00 016-170 T6 016-205 T6	9.9	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

3	D8	2699-023 016-205 T8	175.8	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

4	D9	2699-023-00 016-170 T 9 016-205 T9	175	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

5	D10	2699-023-00 016-170 T10 016-205 T10	126.9	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

6	D11	2699-023-00 016-170 T11 016-205 T11	113.25	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

7	D12	2699-023-00 016-170 T12 016-205 T12	125	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

8	D14	2699-023-00 016-170 T14 016-205 T14	101.5	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

9	D16	2699-023-00 016-170 T16 016-205 T16	30.25	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

10	D19	2699-023-00 016-170 T19 016-205 T19	241.8	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

11	D22	2699-023 016-205 T22	102.47	285/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

12	D23	2699-023-00 016-170 T23 016-205 T23	126.3	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

21

	Map No	LC#	Acres	DB/P	Date	Footnote
13	D24	2699-023-00 016-170 T24 016-205 T24	39	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

14	D37	2699-023-00 016-170 T37 016-205 T37	107.5	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1

15	D40	2699-023-00 016-170 T40 016-205 T40	39	258/488 533/345 534/162	6/10/1967 10/31/2007 2/12/2008	1
Schedule of Known Exceptions

Footnote	Description
1	50% Coal leased from Heirs of W. G. Duncan, dated October 31, 2007, recorded in Deed Book 533, page 345, Land Contract #2699-023
Source of Title
1.	AND BEING a portion of the same property demised by Angus Fort Duncan, et al, ( W. G. Duncan Heirs) to Central States Coal Reserves of Kentucky, LLC, by instrument dated October 1, 2007, recorded in Deed Book 533, page 345.

2.	AND BEING apportion of the same property assigned by Central States Coal Reserves of Kentucky, LLC and assumed by Cyprus Creek Land Resources, LLC, by instrument dated February 12, 2008, recorded in Deed Book 534, page 162.
END OF EXHIBIT B-2 TO SUBLEASED DUNCAN #9 COAL
END OF ADDENDUM 1 TO MEMORANDUM OF OVERRIDING
ROYALTY AGREEMENT

22

EXHIBIT M
TO
ASSET PURCHASE AGREEMENT
Fee and Leasehold Mortgage

PREPARED BY AND WHEN RECORDED,
PLEASE RETURN TO:
Gordon Law Offices, PSC
121 W. 2nd Street
PO Box 1146
Owensboro, KY 42302
Attn: J. Sale Gordon, Esq.
Space above this line for recorder’s use only
FEE AND LEASEHOLD MORTGAGE, SECURITY AGREEMENT,
ASSIGNMENT OF RENTS AND LEASES AND AS-EXTRACTED COLLATERAL,
FIXTURE FILING, AND FINANCING STATEMENT
     This FEE AND LEASEHOLD MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND AS-EXTRACTED COLLATERAL, FIXTURE FILING, AND FINANCING STATEMENT dated as of ________________, 2011 (as it may be amended, supplemented or otherwise modified, this “Mortgage”), is made, delivered and executed by and from ARMSTRONG COAL COMPANY, INC., a Delaware corporation, having its residence, principle office, and place of business at 407 Brown Road, Madisonville, Kentucky 42431 (“Mortgagor”) to CYPRUS CREEK LAND RESOURCES, LLC, a Delaware limited liability company, having its residence, principle office and mailing address at 701 Market Street, Suite 798, St. Louis, Missouri 63101 (together with its successors and assigns, “Mortgagee”).
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Mortgagee and Mortgagor agree as follows:
SECTION 1. DEFINITIONS
     1.1 Definitions. Capitalized terms (including the recitals hereto) shall have the meanings defined herein. In addition, as used herein, the following terms shall have the following meanings:
          “Events of Default” Any of the following events shall be deemed an event of default hereunder:
               (a) Default shall be made in the payment of any installment of principal or interest or any other sum secured hereby when due (including but not limited to any installment of principal or interest or any other sum due under the Note);

Tracts 199 and 209	12/27/11
Muhlenberg Co., Ky.

1

               (b) Mortgagor or any of its subsidiaries shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself under any present or future federal, state, or other statute, law, or regulation relating to bankruptcy, insolvency, or other relief for debtors; or shall seek, consent to, or acquiesce in the appointment of any trustee, receiver, or liquidator of itself or of all or any of the Mortgaged Property, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due or generally fails to pay its debts as they become due;
               (c) A court of competent jurisdiction shall enter an order, judgment, or decree approving a petition filed against Mortgagor seeking any reorganization, dissolution, or similar relief under any present or future federal, state, or other statute, law, or regulation relating to bankruptcy, insolvency, or other relief for debtors, and such order, judgment, or decree shall remain unvacated and unstayed for an aggregate of 60 days (whether or not consecutive) from the first date of entry thereof; or any trustee, receiver, or liquidator of Mortgagor, or of all or any part of the Mortgaged Property, shall be appointed without its consent or acquiescence and such appointment shall remain unvacated and unstayed for an aggregate of 60 days (whether or not consecutive);
               (d) A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Premises, or any judgment involving monetary damages shall be entered against Mortgagor that shall become a lien on the Premises or any portion thereof or interest therein and such execution, attachment, or similar process or judgment is not released, bonded, satisfied, vacated, or stayed within 60 days after its entry or levy;
               (e) The Mortgagor fails to perform or observe any term, covenant or agreement contained in SECTION 3 herein and such breach continues for a period beyond 30 days from the date Mortgagor receives written notice thereof or otherwise obtains actual knowledge of such breach;
               (f) Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Mortgagor herein or in the Note delivered shall be incorrect or misleading in any material respect when made or deemed made;
               (g) There is entered against the Mortgagor or any of its subsidiaries one or more final judgments or orders for the payment of money (to the extent not covered by independent third-party insurance), and, such judgments or orders shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or
               (h) This Mortgage or the Note, at any time after execution and delivery and for any reason other than the satisfaction in full of all the Secured

2

Obligations, ceases to be in full force and effect; or the Mortgagor contests the validity or enforceability of this Mortgage or the Note.
     “Material Adverse Effect” means a material adverse affect upon (a) the business, assets, operations, property or condition (financial or otherwise) of the Mortgagor and its subsidiaries taken as a whole or (b) the validity or enforceability of this Mortgage or the rights of the Mortgagee hereunder.
     “Mortgaged Property” means all of Mortgagor’s right, title and interest in and to (i) any and all present estates or interest of Mortgagor in the real property depicted on the maps attached Exhibit A and described on Exhibit B, together with all of Mortgagor’s rights in and to any and all easements, rights-of-way, reversions, strips and gores of land, drives, roads, streets, ways, passages, passageways, sewer rights, waters, water courses, water rights, mineral, coal rights, gas and oil rights, mining and extraction rights, as-extracted collateral and all power, air, light and other rights, estates, titles, interests, privileges, liberties, servitudes, licenses, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining thereto, or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto (the “Land”); (ii) only to the extent mortgageable and assignable, Mortgagor’s interest and estate in, to and under the leases and subleases depicted and described in Exhibit A and Exhibit B (as such leases and subleases may be extended, amended, supplemented, modified or restated, collectively, the “Mortgaged Leases”) including all right, title and interest of the lessee to the land demised under the Mortgaged Leases and more particularly depicted and described in Exhibit A and Exhibit B, together with any and all easements, rights-of-way, reversions, strips and gores of land, drives, roads, streets, ways, passages, passageways, sewer rights, waters, water courses, water rights, mineral, coal rights, gas and oil rights, mining and extraction rights, as-extracted collateral and all power, air, light and other rights, estates, titles, interests, privileges, liberties, servitudes, licenses, tenements, hereditaments and appurtenances whatsoever, in any way demised under the Mortgaged Leases or belonging, relating or appertaining to the land demised under the Mortgaged Leases which hereafter shall in any way be demised under the Mortgaged Leases or belong, relate or be appurtenant to such land (collectively the “Leased Premises”); (iii) any and all estates or interests of Mortgagor in all tipples, loading and coal washing facilities, railroad tracks, buildings, foundations, structures and other fixtures and improvements and any and all Alterations (as hereinafter defined) and all materials now or hereafter intended for construction, reconstruction or repair thereof, in each case now or hereafter located or erected on, in or under the Land or the Leased Premises, including, attachments, walks and ways (collectively, the “Improvements”; together with the Land and the Leased Premises, the “Premises”); (iv) only to the extent mortgageable or assignable, any and all permits, certificates, authorizations, consents, approvals, licenses, franchises, waivers or other instruments now or hereafter required by any Governmental Authority (as hereinafter defined) to operate or use and occupy the Premises and the Fixtures and Personalty (as hereinafter defined) for its intended uses, including, building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation (collectively, the “Permits”); (v) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Mortgagor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, telephone, storm and sanitary sewer facilities and all other utilities whether or not situated in easements or used or useful in connection with mining coal or other minerals or in

3

connection with any Related Activities (as hereinafter defined) or the maintenance or preservation thereof, including, all trade fixtures, plants, storage tanks, product transportation equipment, utility systems, fire sprinkler and alarm systems, HVAC equipment, boilers, electronic data processing, telecommunications or computer equipment, refrigeration, electronic monitoring, water or lighting systems, power, sanitation, waste removal, elevators, maintenance or other systems or equipment, and all other articles used or useful in connection with the use or operation of any part of the Premises (the “Fixtures”); (vi) all goods, accounts, inventory, equipment, materials, supplies, as-extracted collateral and all other personal property of any kind or character, including such items of personal property as defined in the UCC (defined below), now owned or hereafter acquired by Mortgagor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Premises (the “Personalty”); (vii); only to the extent mortgageable and assignable, Mortgagor’s right, title and interest, if any, as lessor, landlord, sublessor, sublandlord, franchisor, licensor or grantor, in all leases and subleases (excluding, without limitation, intercompany leases and subleases) of land or improvements, leases and subleases of space, oil, gas and mineral leases, franchise agreements, licenses, occupancy or concession agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person (other than Mortgagor) a possessory interest in, or the right to use, all or any part of the Mortgaged Property, now existing or hereafter entered into relating in any manner to the Premises or the Fixtures and any and all amendments, modifications, supplements and renewals of any thereof (each such lease, sublease, license or agreement, together with any such amendment, modification, supplement or renewal, a “Sublease”), whether now in effect or hereafter coming into effect, including, all rents, additional rents, royalties, cash, guaranties, letters of credit, bonds, sureties or securities deposited thereunder to secure performance of the lessee’s, sublessee’s, franchisee’s, licensee’s or obligee’s obligations thereunder, revenues, earnings, profits and income, advance rental or royalties, payments, payments incident to assignment, sublease or surrender of a Sublease, claims for forfeited deposits and claims for damages, now due or hereafter to become due, with respect to any Sublease, any indemnification against, or reimbursement for, sums paid and costs and expenses incurred by Mortgagor under any Sublease or otherwise, and any award in the event of the bankruptcy of any tenant or lessee under or guarantor of a Sublease (collectively, the “Rents”); (viii) to the extent mortgageable or assignable all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, listing agreements, guaranties, warranties, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property (the “Property Agreements”); (ix) to the extent mortgageable or assignable all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing; (x) all property tax refunds relating to the Premises and payable to Mortgagor (the “Tax Refunds”); (xi) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the “Proceeds”); (xii) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Mortgagor (the “Insurance”); and (xiii) all of Mortgagor’s right, title and interest in and to any awards, damages, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty (the “Condemnation Awards”). As used in this Mortgage, the term “Mortgaged Property” shall mean all or, where the context permits or

4

requires, any portion of the above or any interest therein; provided, however, that Mortgaged Property shall not include any items of the Leased Premises (including Improvements and Fixtures located thereon), Permits, Subleases, Rents or Property Agreements, to the extent that Mortgagor is expressly prohibited from granting a Lien thereon or applicable law provides for the involuntary forfeiture of the property in the event that a Lien is granted thereon without the consent of the appropriate Person or Governmental Authority (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, and 9-408 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable state law or principles of equity); provided, however, that in the event of the termination or elimination of any prohibition or requirement for any consent contained in any law, rule, regulation, lease, license, franchise, certificate, consent, approval, authorization or other document, or upon the granting of any consent, the items of property so excluded from the definition of Mortgaged Property by virtue of this proviso shall (without any act or delivery by any Person) constitute Mortgaged Property hereunder.
     “Note” means the Promissory Note dated as of even date herewith from Mortgagor (“Debtor”), which has been delivered to and is payable to the order of Mortgagee in the principle amount of FOUR MILLION FOUR HUNDRED THIRTY-FIVE THOUSAND FOUR HUNDRED NINETY-FIVE AND 83/100 DOLLARS ($4,435,495.83) with interest thereon at the rate provided for therein, which has a Final Maturity Date of, if not paid sooner, June 30, 2012.
     “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.
     “Related Activities” shall mean (i) exploration for and evaluation of deposits of coal and other minerals; (ii) development, operation, shutdown, and closure (temporary or permanent) of a mine (whether an underground or a surface mine); (iii) handling, processing, refining and beneficiation of coal or other minerals, including, crushing, screening, non-screen classifying, grinding, flotation, washing, gravity separation, magnetic separation, chemical leaching, thickening, filtration, drying, and calcining; (iv) storage of coal or other minerals; (v) transportation of coal or other minerals by any means, including, haulage within a mine and from a mine to any handling, processing, beneficiation, storage, or marketing location, haulage between any of the foregoing locations, haulage of mine waste (including, waste rock and overburden) and tailings, slag, and other wastes resulting from handling, processing, and beneficiation, and loading in connection with any haulage; (vi) marketing, and readying for market, coal or other minerals; (vii) disposal (temporary or permanent) of mine waste (including, waste rock and overburden) and tailings, slag, and other wastes from handling, processing, and beneficiation; (viii) monitoring, maintaining, restoring, and improving environmental quality, including, elimination, treatment, and mitigation of air and water pollution; and (ix) reclamation of lands and other natural resources affected by any of the foregoing activities.
     “Secured Obligations” means the repayment of the principal amount of, and the interest on, the indebtedness evidenced by the Note, charges, fees, and all other sums as provided in the Note in the principle amount of FOUR MILLION FOUR HUNDRED THIRTY-FIVE THOUSAND FOUR HUNDRED NINETY-FIVE AND 83/100 DOLLARS ($4,435,495.83) with interest thereon at the rate provided for therein, which has a Final Maturity Date of, if not

5

paid sooner, June 30, 2012, and the principle of, and interest on, any future advances secured by this Mortgage, all without any relief whatever from valuation or appraisement laws and with reasonable attorneys fees and costs and all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments or obligations of the Mortgagor with respect to this Mortgage or the Note, including or otherwise together with all sums advanced or incurred by Mortgagee to protect the interests thereof in the Mortgaged Property or to foreclose upon or otherwise exercise remedies with respect thereto, together with interest thereon, without limitation all such amounts referenced in SECTION 4 hereof.
     “UCC” means the Uniform Commercial Code of Kentucky or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than Kentucky, then, as to the matter in question, the Uniform Commercial Code in effect in that state.
     1.2 Interpretation. References to “Sections” shall be to Sections of this Mortgage unless otherwise specifically provided. Section headings in this Mortgage are included herein for convenience of reference only and shall not constitute a part of this Mortgage for any other purpose or be given any substantive effect.
SECTION 2. GRANT
     To secure the full and timely payment and performance of the Secured Obligations, Mortgagor MORTGAGES, GRANTS, TRANSFERS, BARGAINS, ASSIGNS, SELLS and CONVEYS, to Mortgagee, the Mortgaged Property, TO HAVE AND TO HOLD the Mortgaged Property, and Mortgagor does hereby bind itself, its successors and assigns to WARRANT SPECIALLY the title to the Mortgaged Property unto Mortgagee for so long as any of the Secured Obligations remain outstanding; provided that the Mortgaged Property shall be released from the lien of this Mortgage in the manner and at the time provided in Section 9.9.
     The Secured Obligations secured by this Mortgage include the repayment of the principal amount of, and the interest on, the indebtedness evidenced by the Note, charges, fees, and all other sums as provided in the Note in the principle amount of FOUR MILLION FOUR HUNDRED THIRTY-FIVE THOUSAND FOUR HUNDRED NINETY-FIVE AND 83/100 DOLLARS ($4,435,495.83) with interest thereon at the rate provided for therein, which has a Final Maturity Date of, if not paid sooner, June 30, 2012, and the principle of, and interest on, any future advances secured by this Mortgage, all without any relief whatever from valuation or appraisement laws and with reasonable attorneys fees and costs and all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments or obligations of the Mortgagor with respect to this Mortgage or the Note, including or otherwise together with all sums advanced or incurred by Mortgagee to protect the interests thereof in the Mortgaged Property or to foreclose upon or otherwise exercise remedies with respect thereto, together with interest thereon, without limitation all such amounts referenced in SECTION 4 hereof.

6

SECTION 3. WARRANTIES, REPRESENTATIONS AND COVENANTS
     3.1 Title. Mortgagor represents and warrants to Mortgagee that (a) Mortgagor is lawfully seized of and has title to, or valid leasehold interests in, the Premises that is material to its business, free and clear of all claims, liabilities, obligations, charges of any kind or to any liens, (b) this Mortgage creates valid, enforceable first priority liens and security interests against the Mortgaged Property, (c) Mortgagor has not received any notice of, nor has any knowledge of, the occurrence or pendency or contemplation of any Event of Default affecting all or any material portion of the Premises other than those the existence of which will not, individually or in the aggregate, have a Material Adverse Effect, (d) each of the Mortgaged Leases is in full force and effect and no default (nor any event, which, with notice or lapse of time or both, would constitute such a default) has occurred and is continuing thereunder, (e) there have been no material renewals or extensions of or material supplements, modifications or amendments to any of the Mortgaged Leases not previously disclosed to Mortgagee, and (f) with respect to each Sublease relating to the Mortgaged Property, the existence of such Sublease will not, individually or in the aggregate, have a Material Adverse Effect.
     3.2 First Lien Status. Mortgagor shall preserve and protect the first priority lien and security interest status of this Mortgage to the extent related to the Mortgaged Property.
     3.3 Payment and Performance. Mortgagor shall pay and perform the Secured Obligations in full when due and as required under this Mortgage and the Note.
     3.4 Replacement of Fixtures and Personalty. Mortgagor shall not, without the prior written consent of Mortgagee, permit any of the Fixtures or Personalty to be removed at any time from the Premises, unless (i) the removed item is removed temporarily for maintenance and repair or (ii) if removed permanently, is replaced by an article of equal or better suitability and value, owned by Mortgagor subject to the liens and security interests of this Mortgage, and free and clear of any other lien or security interest except such as may be first approved in writing by Mortgagee, or (iii) relocated to other Premises for the purpose of conducting the business and operations of Mortgagor.
     3.5 Covenants Running with the Land. To the extent permitted by applicable law, the liens created by this Mortgage and the covenants hereunder are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property.
     3.6 Condemnation Awards and Insurance Proceeds Mortgagor hereby assigns all awards and compensation to which it is entitled for any condemnation or other taking, or any purchase in lieu thereof, to Mortgagee and authorizes Mortgagee to collect and receive such awards and compensation and to give proper receipts and acquittances therefore; and Mortgagor hereby assigns to Mortgagee all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property and authorizes Mortgagee to collect and receive such proceeds and authorizes and directs the issuer of each such insurance policy to make payment for all such losses directly to Mortgagee, instead of to Mortgagor and Mortgagee jointly.
     3.7 Change in Tax Law. Upon the enactment of or change in (including, a change in interpretation of) any applicable law (i) deducting or allowing Mortgagor to deduct from the value of the Mortgaged Property for the purpose of taxation any lien or security interest thereon

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or (ii) subjecting Mortgagee to any tax or changing the basis of taxation of mortgages, deeds of trust, or other liens or debts secured thereby, or the manner of collection of such taxes, in each such case, so as to affect this Mortgage, the Secured Obligations or Mortgagee, and the result is to increase the taxes imposed upon or the cost to Mortgagee of maintaining the Secured Obligations, or to reduce the amount of any payments receivable hereunder, then, and in any such event, Mortgagor shall, on demand, pay to Mortgagee additional amounts to compensate for such increased costs or reduced amounts, provided that if any such payment or reimbursement shall be unlawful, or taxable to Mortgagee, or would constitute usury or render the Secured Obligations wholly or partially usurious under applicable law, then Mortgagor shall pay or reimburse Mortgagee for payment of the lawful and non-usurious portion thereof.
     3.8 Mortgage Tax. Mortgagor shall (i) pay when due any tax imposed upon it or upon Mortgagee pursuant to the tax law of the state in which the Mortgaged Property is located in connection with the execution, delivery and recordation of this Mortgage, and (ii) prepare, execute and file any form required to be prepared, executed and filed in connection therewith.
     3.9 Mortgagor to Maintain Improvements. Mortgagor shall not (i) commit or suffer any waste on the Premises or with respect to any Fixtures or (ii) make any change in the occupancy or use of all or any part of the Premises or any Fixtures which, in either case, would have a Material Adverse Effect. With respect to any active and any future mining operations on the Premises, Mortgagor represents and warrants that (i) the Premises are or will be served by all utilities required or necessary for the current and planned use thereof and (ii) Mortgagor has or will have access to the Premises from roads sufficient to allow Mortgagor and its tenants, lessees and invitees to conduct its and their businesses at the Premises in accordance with sound commercial practices, except to the extent the failure to be served by such utilities or to have such access would not have a Material Adverse Effect. Mortgagor shall keep the Premises and systems useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, and maintain with financially sound and reputable insurance companies insurance against loss or damage to any buildings, structures and improvements on the Premises. Mortgagor shall not remove, demolish or alter, in any material respects, the design or structural character of any Improvement now or hereafter erected upon all or any part of the Premises, or permit any such removal, demolition or alteration, without the prior written consent of Mortgagee, except that items constituting Fixtures may be (i) removed temporarily for maintenance and repair or (ii) if removed permanently, replaced by an article of equal or better suitability and value, owned by Mortgagor subject to the liens and security interests of this Mortgage, and free and clear of any other lien or security interest unless first approved in writing by Mortgagee, or (iii) relocated to other Premises for the purpose of conducting the business and operations of Mortgagor.
     3.10 Mortgagor’s Obligations With Respect to Subleases.
               3.10.1. Subject to the provisions of subsection 3.10.2, herein, Mortgagor will manage and operate the Mortgaged Property in a reasonably prudent manner and will not enter into any Sublease of all or any part of the Premises that is inconsistent with the terms of Section 3.1 hereof. Mortgagor will not enter into any Sublease of all or any part of the Premises without first receiving written consent from the Mortgagee and any such

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Sublease shall be subject to termination at the discretion of Mortgagee upon the occurrence of any Event of Default.
3.10.2. Mortgagor shall not:
a)	receive or collect, or permit the receipt or collection of, any rental or other payments under any Sublease more than one month in advance of the respective period in respect of which they are to accrue, except that (i) in connection with the execution and delivery of any Sublease or of any amendment to any Sublease, rental payments thereunder may be collected and received in advance in an amount not in excess of one month’s rent and/or a reasonable security deposit may be required thereunder; (ii) Mortgagor may receive and collect escalation and other charges in accordance with the terms of each Sublease; and (iii) Mortgagor may receive and collect advance minimum royalty or rental payments in accordance with the terms of any Sublease (which Sublease shall have been entered into in the ordinary course of business of Mortgagor and shall be consistent with past practice and on customary and reasonable business terms) for mining purposes, oil and gas development or timber harvesting; and

b)	assign, transfer or hypothecate (other than to Mortgagee hereunder) any rental or other payment under any Sublease whether then due or to accrue in the future, the interest of Mortgagor as lessor under any Sublease or the Rents of the Mortgaged Property.
3.10.3. Mortgagor shall (a) in a commercially prudent manner perform and observe in all material respects all the terms, covenants and conditions required to be performed and observed by Mortgagor under each Sublease and shall at all times do all things necessary to require performance by the lessee, franchisee, licensee or grantee under each Sublease of all obligations, covenants and agreements by such party to be performed thereunder, and (b) in a commercially prudent manner notify Mortgagee of the receipt of any notice from any lessee under any Sublease claiming that Mortgagor is in default in the performance or observance of any of the terms, covenants or conditions thereof to be performed or observed by Mortgagor and will cause a copy of each such notice to be promptly delivered to Mortgagee.
     3.11 Transfer Restrictions. Mortgagor may not, without the prior written consent of Mortgagee (and the consent of any lessor of any Leased Premises if such consent shall be required under the provisions of the Mortgaged Lease relating to such Leased Premises), further mortgage, encumber, hypothecate, sell, convey, lease, sublease, or assign all or any part of the Mortgaged Property or suffer any of the foregoing to occur by operation of law or otherwise; provided, however that, Mortgagee hereby consents to Mortgagee’s grant of second and subordinate mortgage to PNC Bank, National Association, as Administrative Agent for the lenders pursuant to a Credit Agreement dated February 9, 2011, as amended (the “PNC Second Mortgage”). Any liens or other transfers permitted by this Section 3.11, including but not

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limited to the PNC Second Mortgage, shall in all respects be subject and subordinate in priority to the lien and security interests created and evidenced hereby except if and to the extent the law or regulation creating or authorizing such lien provides that such lien must be superior to the lien and security interest created and evidenced hereby. For the purposes of this Section, the foregoing prohibition shall include all encumbrances by or on behalf of the Mortgagor or its owners or any Persons or entities owned or controlled by them.
     3.12 Alterations. Mortgagor shall not make any addition, modification or change (each, an “Alteration”) to the Premises except to the extent such Alterations would not reasonably be expected to have a Material Adverse Effect.
     3.13 Utility Services. Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect Mortgagor shall pay (except to the extent that pursuant to the terms of any Sublease, such obligation to pay is not the obligation of Mortgagor), or cause to be paid, when due all charges for all public or private utility services, all public or private rail and highway services, all public or private communication services, all sprinkler systems, all protective services and any other services of whatever kind or nature at any time rendered to or in connection with the Premises and shall comply with all contracts relating to any such services and shall do all other things required for the maintenance and continuance of all such services to the extent required to fulfill the obligations set forth in Section 3.09.
     3.14 Mortgaged Leases.
3.14.1. Mortgagor shall perform, observe and otherwise comply in all material respects with each and every covenant, agreement, requirement and condition set forth in the Mortgaged Leases to be performed by Mortgagor except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Upon request of Mortgagee, Mortgagor shall, subject to the terms of the Mortgaged Leases, request from the lessor under any Mortgaged Lease an estoppel certificate, addressed to Mortgagee, stating that there is no default under such Mortgaged Lease, or any state of facts which with the passage of time or notice or both would constitute a default thereunder, or if there be any default under such Mortgaged Lease, giving the details thereof; provided that, so long as no Event of Default has occurred and is continuing, Mortgagor shall only be required to deliver such estoppel certificate in the event that the cost to obtain such certificate from lessor under any Mortgaged Lease is less than $25,000 each.
3.14.2. In the event Mortgagor acquires the fee simple title in the real property subject to any Mortgaged Lease, such acquisition will not merge with the leasehold estate created by such Mortgaged Lease, but such other estate or interest will remain discrete to the extent permitted by applicable law and immediately become subject to the Lien of this Mortgage without the execution or delivery of any further instrument or document and without any further action by any Person; provided, however, that the Mortgagor shall execute, acknowledge and deliver any instruments requested by Mortgagee to confirm the coverage of the Lien evidenced hereby upon such other estate or interest. Mortgagor shall pay any and all

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conveyance or mortgage taxes and filing or similar fees in connection with the execution, delivery, filing or recording of any such instrument.
3.14.3. Mortgagor shall promptly notify Mortgagee in writing of the occurrence of any default (or any event which, with the lapse of time or notice or both, would constitute a default) on the part of or caused by any party to any Mortgaged Lease. If for any reason Mortgagor cannot timely make any payment under, perform or comply in all material respects with any of its obligations under any Mortgaged Lease, Mortgagor shall notify Mortgagee in sufficient time to enable Mortgagee (but Mortgagee shall not be obligated) timely to make such payments and/or to perform or comply with such other obligations. On receipt by Mortgagee from Mortgagor pursuant to this subsection 3.14.3 of any such notice of default by, or inability to make any payment by, Mortgagor thereunder, Mortgagee may rely thereon and, after notice to Mortgagor, take such action as Mortgagee deems necessary or desirable to cure such default.
3.14.4. Mortgagor shall not surrender the leasehold estate created by any Mortgaged Lease, or terminate or cancel any Mortgaged Lease, unless the Mortgaged Lease terminates for reasons that Mortgagor has exhausted all mineable and merchantable coal, no longer require the surface for mining, or otherwise expires by its own terms. Mortgagor shall not, without the prior written consent of Mortgagee, amend, modify, surrender, impair, forfeit, cancel, or terminate, or permit the amendment, modification, surrender, impairment, forfeiture, cancellation, or termination of any Mortgaged Lease in whole or in part, whether or not a default shall have occurred and shall be continuing under either thereof, except for such amendments or modifications which shall not materially impair the value or utility of any Mortgaged Lease or the interest of Mortgagor therein.
3.14.5. To the extent permitted by applicable law, the leasehold estate of Mortgagor created by the Mortgaged Leases and the estate of the lessor under the Mortgaged Leases shall each at all times remain separate and apart and retain their separate identities, and no merger of the leasehold or easement estate of Mortgagor with the estate of the lessor will result with respect to Mortgagee or with respect to any purchaser acquiring the Mortgaged Property at any sale on foreclosure of the Lien of this Mortgage without the written consent of Mortgagee.
3.14.6. To the extent permitted by applicable law, Mortgagor covenants and agrees that if it shall be the subject to a proceeding under Title 11 of the United States Code (“Bankruptcy Code”), it shall not elect to treat any Mortgaged Lease as terminated (pursuant to Section 365 of the Bankruptcy Code or any similar statute or law) without the prior written consent of Mortgagee. Mortgagor hereby irrevocably assigns to Mortgagee the right to exercise such election.
     3.15 Indemnification; subrogation: waiver of offset. Mortgagor hereby covenants and agrees to the following conditions:

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          (a) That if Mortgagee is made a party defendant to any litigation concerning this Mortgage or the Mortgaged Property or any part thereof or therein, or the occupancy thereof by Mortgagor, then Mortgagor shall promptly notify Mortgagee and indemnify, defend, and hold Mortgagee harmless from all liability by reason of said litigation, including reasonable attorney fees and expenses incurred by Mortgagee in any such litigation, whether or not any such litigation is prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof, or because of the breach by Mortgagor of any of the terms hereof, or for the recovery of any sum secured hereby, then to the extent allowed by law, Mortgagor shall pay to Mortgagee reasonable attorney fees and expenses. The right to such attorney fees and expenses shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment. If Mortgagor shall breach any term of this Mortgage, Mortgagee may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Mortgagor and to the extent allowed by law, Mortgagor shall pay Mortgagee reasonable attorney fees and expenses incurred by Mortgagee, whether or not an action is actually by law commenced against Mortgagor by reason of breach.
          (b) That Mortgagor waives any and all right to claim or recover against Mortgagee, its officers, employees, agents, and representatives for loss of or damage to Mortgagor, the Mortgaged Property, Mortgagor’s property, or the property of others under its control from any cause insured against or required to be insured against by the provisions of this Mortgage.
          (c) That all sums payable by Mortgagor hereunder shall be paid without notice, demand, counterclaim, set-off, deduction, or defense and without abatement, suspension, deferment, diminution, or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged, or otherwise affected (except as expressly provided herein) by reason of the following circumstances:
          (i) Any damage to or destruction of, or any condemnation or similar taking of, the Premises or any part thereof;
          (ii) Any restriction of, prevention of, or interference with any use of the Mortgaged Property or any part thereof;
          (iii) Any title defect or encumbrance or any eviction from the Premises or the improvements or any part thereof by title paramount or otherwise;
          (iv) Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, or other like proceeding relating to Mortgagee, or any action taken with respect to this Mortgage by any trustee or receiver of Mortgagee, or by any court, in any such proceeding;
          (v) Any claim that Mortgagor has or might have against Mortgagee;

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          (vi) Any default or failure on the part of Mortgagee to perform or comply with any of the terms hereof or of any other agreement with Mortgagor; or
          (vii) Any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Mortgagor shall have notice or knowledge of any of the foregoing.
          Except as expressly provided herein, Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution, or reduction of any sum secured hereby and payable by Mortgagor.
     3.16 Taxes and Impositions. Mortgagor hereby covenants and agrees to the following conditions:
          (a) That Mortgagor shall pay, prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, nongovernmental levies or assessments such as maintenance charges, levies, or charges resulting from covenants, conditions, and restrictions affecting the Mortgaged Property, that are assessed or imposed upon the Mortgaged Property, or become due and payable, and which create, may create, or appear to create a lien upon the Mortgaged Property or any part thereof, or upon any equipment or other facilities used in the operation or maintenance thereof (all of which taxes, assessments, and other governmental charges of like nature are hereinafter referred to as “Impositions”).
          (b) That if, at any time after the date hereof, there shall be assessed or imposed (i) a tax or assessment on the Mortgaged Property in lieu of or in addition to the Impositions payable by Mortgagor pursuant to paragraph (a) hereof, or (ii) a license fee, tax, or assessment imposed on Mortgagee and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments, or fees shall be deemed to be included within the term “Impositions” as defined in paragraph (a) hereof, and Mortgagor shall pay and discharge the same as herein provided with respect to the payment of Impositions.
          (c) That Mortgagor shall have the right, before any delinquency occurs, to contest or object to the amount or validity of any such imposition by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving, modifying, or extending Mortgagor’s covenant to pay any such imposition at the time and in the manner provided in this Section 3.16.
          (d) That Mortgagor shall furnish Mortgagee, within 30 days after the date upon which any such imposition is due and payable by Mortgagor, official receipts of the appropriate taxing authority or other proof satisfactory to Mortgagee evidencing the payment thereof.

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          (e) That in the event Mortgagor fails to pay such Impositions as required by this section, Mortgagee may, at Mortgagee’s election, but without any obligation to do so, advance any amounts necessary to pay the Impositions, which advances, if any, shall be secured hereby and shall be repayable to Mortgagee promptly upon demand by Mortgagee.
     3.17 Inspection. Mortgagor shall permit Mortgagee, and its agents, representatives and employees, upon reasonable prior notice to the Mortgagor, to inspect the Mortgaged Property and all books and records of Mortgagor related thereto.
SECTION 4. DEFAULT AND FORECLOSURE
     4.1 Remedies. If an Event of Default has occurred and continues beyond any applicable grace period contained herein or in the Note, Mortgagee may, at Mortgagee’s election, exercise any or all of the following rights, remedies and recourses:
4.1.1. Declare the Secured Obligations to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.
4.1.2. To the extent permitted by applicable law, enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Mortgagor remains in possession of the Mortgaged Property after an Event of Default and without Mortgagee’s prior written consent, Mortgagee may invoke any legal remedies to dispossess Mortgagor.
4.1.3. To the extent permitted by applicable law, act in all respects as lessee in respect of the Mortgaged Leases and perform on behalf and for account of Mortgagor any of the obligations of the tenant or lessee thereunder.
4.1.4. To the extent permitted by applicable law, hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Mortgagee deems necessary or desirable), and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions hereof.
4.1.5. Institute an action to foreclose its interest under the Lien of this Mortgage against the Mortgaged Property by judicial foreclosure sale in one proceeding or against portions of the Mortgaged Property in a series of separate proceedings, and to have the same sold under the judgment or decree of a court of competent jurisdiction.

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4.1.6. To the extent permitted by applicable law, make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Secured Obligations, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions hereof.
4.1.7. Exercise all other rights, remedies and recourses granted under the Note or otherwise available at law or in equity.
     4.2 Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee in its sole discretion may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.
     4.3 Remedies Cumulative, Concurrent and Nonexclusive. Mortgagee shall have all rights, remedies and recourses granted in this Mortgage, the Note and available at law or equity (including the UCC), which rights (a) shall be cumulated and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or against the Mortgaged Property at the sole discretion of Mortgagee, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Mortgagee in the enforcement of any rights, remedies or recourses under this Mortgage, the Note or otherwise at law or equity shall be deemed to cure any Event of Default.
     4.4 Release of and Resort to Collateral. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, except to the extent such notice or consent may not be waived under applicable law, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its status as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Secured Obligations, Mortgagee may resort to any other security in such order and manner as Mortgagee may elect.
     4.5 Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any Event of Default or of Mortgagee’s election to exercise or the actual exercise of any right, remedy or recourse provided for under this Mortgage or the Note; and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

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     4.6 Discontinuance of Proceedings. If Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under this Mortgage or the Note and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Secured Obligations, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Mortgagee thereafter to exercise any right, remedy or recourse under this Mortgage or the Note for such Event of Default.
     4.7 Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Mortgagee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law: first, to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, (a) receiver’s fees and expenses, including the repayment of the amounts evidenced by any receiver’s certificates, (b) court costs, (c) reasonable attorneys’ and accountants’ fees and expenses, and (d) costs of advertisement; second, to all other items that under the terms hereof, constitute Secured Obligations additional to that evidenced by the Note, with interest thereon as herein provided or a provided by any instrument relating to such indebtedness or by law; third, to all principal and interest remaining unpaid on the Note; and fourth, any balance to Mortgagor, its successors, or assigns, as their rights may appear.
     4.8 Occupancy After Foreclosure. Any sale of the Mortgaged Property or any part thereof will divest all right, title and interest of Mortgagor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Mortgagor retains possession of such property or any part thereof subsequent to such sale, Mortgagor will be considered a tenant at sufferance of the purchaser, and will, if Mortgagor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.
     4.9 Additional Advances and Disbursements; Costs of Enforcement. If any Event of Default exists, Mortgagee shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Mortgagor. All sums advanced and expenses incurred at any time by Mortgagee under this Section, or otherwise under this Mortgage or the Note or applicable law, shall bear interest from the date that such sum is advanced or expense incurred if not repaid within five (5) days after demand therefor, to and including the date of reimbursement, computed at the rate or rates at which interest is then computed on the Secured Obligations, and all such sums, together with interest thereon, shall be secured by this Mortgage. Mortgagor shall pay all expenses (including reasonable attorneys’ fees and expenses) of or incidental to the perfection and enforcement of this Mortgage and the Note, or the enforcement, compromise or settlement of the Secured Obligations or any claim under this Mortgage and the Note, and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee thereof, by litigation or otherwise.

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     4.10 No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Section, the assignment of the Rents and Subleases under Section 5, the security interests under Section 6, nor any other remedies afforded to Mortgagee under this Mortgage, at law or in equity, shall cause Mortgagee to be deemed or construed to be a beneficiary in possession of the Mortgaged Property, to obligate Mortgagee to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Subleases or otherwise.
     4.11 Mortgagor’s Right to Cure. In the event any Event of Default hereunder has occurred and continues beyond any applicable grace period contained herein or in the Note, Mortgagor shall be entitled to cure such event of default by satisfying the Secured Obligations defined herein in full within 30 days from the expiration of any applicable grace period contained herein or in the Note; provided, however that, this Section 4.11 shall not act to limit or prohibit Mortgagee from exercising any rights, remedies, or recourses set forth in this Section 4, including, but not limited to Mortgagee’s initiation of foreclosure proceedings.
SECTION 5. ASSIGNMENT OF RENTS AND LEASES
     5.1 Assignment. In furtherance of and in addition to the assignment made by Mortgagor herein, Mortgagor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Mortgagee all of its right, title and interest in and to all Subleases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. So long as no Event of Default shall have occurred and be continuing, Mortgagor shall have a revocable license from Mortgagee to exercise all rights extended to the landlord under the Subleases, including the right to receive and collect all Rents and to hold the Rents for use in the payment and performance of the Secured Obligations and to otherwise use the same. Subject to applicable law, the foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Secured Obligations or solvency of Mortgagor, the license herein granted shall automatically expire and terminate, without notice by Mortgagee (any such notice being hereby expressly waived by Mortgagor).
     5.2 Perfection Upon Recordation. Mortgagor acknowledges that Mortgagee has taken all reasonable actions necessary to obtain, and that upon recordation of this Mortgage, Mortgagee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Subleases and all security for such Subleases and in the case of security deposits, rights of depositors and requirements of law, in each case. Mortgagor acknowledges and agrees that upon recordation of this Mortgage Mortgagee’s interest in the Rents shall be deemed to be fully perfected, “choate” and enforced as to Mortgagor and all third parties, including, any subsequently appointed trustee in any case under the Bankruptcy Code, without the necessity of commencing a foreclosure action with respect to this Mortgage, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

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     5.3 Bankruptcy Provisions. Without limitation of the absolute nature of the assignment of the Rents hereunder and to the extent permitted by applicable law, Mortgagor and Mortgagee agree that (a) this Mortgage shall constitute a “security agreement” for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Mortgage extends to property of Mortgagor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents, and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.
SECTION 6. SECURITY AGREEMENT
     6.1 Security Interest. This Mortgage constitutes a “security agreement” on personal property, extracted collateral and fixtures as within the meaning of the UCC and other applicable law and with respect to the Personalty (including as-extracted collateral), Fixtures, Subleases, Rents, Permits, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards. To this end, Mortgagor grants to Mortgagee a first and prior security interest in the Personalty (including as-extracted collateral), Fixtures, Subleases, Rents, Permits, Property Agreements, Tax Refunds, Proceeds, Insurance, Condemnation Awards and all other Mortgaged Property which is personal property to secure the payment and performance of the Secured Obligations, and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Personalty (including as-extracted collateral), Fixtures, Subleases, Rents, Permits, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards sent to Mortgagor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Mortgagor.
     6.2 Financing Statements. This Mortgage shall also constitute a Financing Statement from Mortgagor, as Debtor, perfecting and preserving Mortgagee’s security interest hereunder as Secured Party. Mortgagor shall execute and deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such financing statements and such further assurances as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee’s security interest hereunder and Mortgagee may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Mortgagor’s chief executive office is at the address set forth in the first paragraph of this Mortgage.
     6.3 As-Extracted Collateral and Fixture Filing. This Mortgage shall also constitute an as-extracted collateral filing and a “fixture filing” for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures or as-extracted collateral. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Mortgagor) and Secured Party (Mortgagee) as set forth in the first paragraph of this Mortgage.
SECTION 7. ATTORNEY-IN-FACT
     To the extent permitted by applicable law, Mortgagor hereby irrevocably appoints Mortgagee and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest and with full power of substitution, (a) to execute and/or record any notices of

18

completion, cessation of labor or any other notices that Mortgagee deems appropriate to protect Mortgagee’s interest, if Mortgagor shall fail to do so within ten (10) days after written request by Mortgagee, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Subleases, Rents, Permits, Fixtures, Personalty, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Mortgagee’s security interests and rights in or to any of the Mortgaged Property, and (d) while any Event of Default exists, to perform any obligation of Mortgagor hereunder; provided, (i) Mortgagee shall not under any circumstances be obligated to perform any obligation of Mortgagor; (ii) any sums advanced by Mortgagee in such performance shall be added to and included in the Secured Obligations and shall bear interest at the rate or rates at which interest is then computed on the Secured Obligations provided that from the date incurred said advance is not repaid within five (5) days demand therefor; (iii) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (iv) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to take any action which it is empowered to take under this Section other than any action of Mortgagee which constitutes gross negligence or 2willful misconduct on the part of Mortgagee.
SECTION 8. LOCAL LAW PROVISIONS
     8.1 Future Advances. This Mortgage secures all future advances, if any, made by Mortgagee to Mortgagor, which future advances have the same priority as if all such future advances were made on the date of execution hereof. Nothing in this Section 8.1 or in any other provision of this Mortgage shall be deemed an obligation on the part of Mortgagee to make any future advances.
SECTION 9. MISCELLANEOUS
     9.1 Notices. Any notice required or permitted to be given under this Mortgage shall be in writing and delivered by hand or mailed by certified mail addressed to such party at its address stated in the preamble hereto or at such other place as either party hereto may, by written notice, designate as a place for service of notice shall constitute service of notice hereunder.
     9.2 Choice of Law. THE PROVISIONS OF THIS MORTGAGE REGARDING THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS HEREIN GRANTED SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED. ALL OTHER PROVISIONS OF THIS MORTGAGE AND THE RIGHTS AND OBLIGATIONS OF MORTGAGOR AND MORTGAGEE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF KENTUCKY, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

19

     9.3 Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of Mortgagee and Mortgagor and their respective successors and assigns. Mortgagor shall not, without the prior written consent of Mortgagee, assign any rights, duties or obligations hereunder.
     9.4 No Waiver. No failure or delay by Mortgagee to insist upon strict performance of any of the terms, provisions or conditions of this Mortgage or the Note or to exercise any power, right or privilege hereunder shall be deemed to be a waiver of same, and Mortgagee shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions or to exercise any power, right or privilege.
     9.5 Waiver of Stay, Moratorium and Similar Rights. Mortgagor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the Secured Obligations, or any agreement between Mortgagor and Mortgagee or any rights or remedies of Mortgagee.
     9.6 Entire Agreement. This Mortgage and the Note embody the entire agreement and understanding between Mortgagee and Mortgagor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, this Mortgage and the Note may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
     9.7 Counterparts. This Mortgage is being executed in several counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.
     9.8 Severability. All rights and remedies existing under this Mortgage and the Note are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Mortgage shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.
     9.9 Termination and Release. Upon payment and performance in full of the Secured Obligations Mortgagee, at Mortgagor’s expense, shall promptly release the liens and security interests created by this Mortgage or reconvey the Mortgaged Property to Mortgagor or, at the request of Mortgagor, assign this Mortgage without recourse.
     9.10 WAIVER OF TRIAL BY JURY. THE MORTGAGEE AND MORTGAGOR ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY

20

EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY AND VOLUNTARILY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS.
[Remainder of page intentionally left blank]

21

     IN WITNESS WHEREOF, Mortgagor has on the date set forth in the acknowledgment hereto, effective as of the date first above written, caused this instrument to be duly executed and delivered by authority duly given.

ARMSTRONG COAL COMPANY, INC.
By:

Name:

Title:

ACKNOWLEDGMENT

STATE OF ________________	)
) ss.
COUNTY OF ______________	)
The foregoing instrument was acknowledged before me this ___ day of __________, 2011, by __________________________________ of Armstrong Coal Company, Inc., a Delaware corporation, on behalf of the company.

[SEAL]

Notary
My Commission Expires:

This instrument was prepared by:
                                                  (signature)
J. Sale Gordon, Esq.
Gordon Law Offices, PSC
121 W. 2nd Street
P.O. Box 1146
Owensboro, Kentucky 42302
(270) 684-5757

22

EXHIBIT A
TO
MORTGAGE
Map

23

MUHLENBERG COUNTY
FF7 PG751
MUHLENBERG COUNTY
M619 PG492

OHIO CO
MUHLENBERG CO
STRIP MINES
Creek
Conveyor
1379
199
GULF
CENTRAL
No Mining Boundary
209
STRIP MINES
KENTUCKY PARKWAY
MINES
STRIP
PARKWAY
N

Owned KY #9 Seam Tracts
No Mining Boundary
Scale: 1"=2,000'

Exhibit A
KY #9 Seam Owned Tracts
Muhlenberg County, KY

24

EXHIBIT B
TO
MORTGAGE
All recording references are to the Office of the Muhlenberg County Clerk.
TRACT 199 – LC#016-745 P16 and P17
Parcel 16
A strip of land of even width, 100 feet on each side of the following described centerline; beginning at an iron pipe, 4 feet E of a 30 inch gum in the East — West property line between Ayrshire Collieries Corporation’s 126.5 acre Roy Johnson tract and Katie B. Reneer, which iron pipe is N 88-20 W 3231 feet (old call S 86 W) from a 1-1/4 inch iron axle at a root wad, corner to Rogers, Ayrshire Collieries Corporation and Katie B. Reneer; thence N 02-14 W 858.4 feet across the lands of Katie B. Reneer to another iron pipe near a 10-inch elm and 18-inch gum on the S side of a ditch in the East — West property line between Ayrshire Collieries Corporation’s 77-acre Luther Faught tract and Katie B. Reneer, which iron pipe is approximately 477 feet East of Katie B. Reneer’s Northwest corner. Said tract of land contains 3.94 acres and extends from the Roy Johnson tract on the South to the Luther Faught tract on the North.
Parcel17
Tract #1: Beginning at an old corner, gum and maple, corner to Joseph Milligan; thence N 4 W 52 poles to a rock marked “BB”; thence N 86 E 154 poles to a rock marked “BB”; thence S 4 E 52 poles to a small dogwood, black gum and hickory in Milligan’s line; thence with same S 86 W 150 poles to the beginning, containing 50 acres, more or less.
Tract #2: Beginning at a rock near a maple and beech corner to John Brinkman’s survey running N 86 E about 70 poles to the old line, a red oak, elm and hickory marked; thence S 4 E 52 poles to the old corner of original survey, a mulberry; thence S 86 W about 70 poles to Brinkman’s corner in the old line, dogwood, black gum and hickory; thence with Brinkman’s line to the beginning
LESS AND EXCEPTED:
“There is excepted 3.94 acres of surface heretofore conveyed to the party of the second part by the party of the first part”.

25

Source Of Title
1. And being Parcels 16 and 17, Tract 1 and 2 conveyed by AMAX INC to Peabody Coal Company by deed dated October 19, 1987, recorded October 22, 1987 in Deed Book 384, page 652 at recorded page 668.
2. And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware Corporation, by deed dated September 12, 1989, recorded October 22, 1987 in Deed Book 398, page 37, as Item 235.
3. Effective December 16, 2003, in pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware Corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware Limited Liability Corporation, as shown in Articles of Incorporation Book 14, pages 635 – 638.
4. And further being a portion of the property conveyed by Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC by deed dated December 20, 2005, recorded in Deed Book 516, page 599, as corrected by Deed of Confirmation between Peabody Development Company, LLC and Central States Coal Reserves of Kentucky, LLC by deed dated December 27, 2005, effective December 20, 2005 and recorded in Deed Book 516, page 716.
5. Being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007 recorded in Deed Book 530, page 620, as Tract 199
TRACT 209 – LC#1304-001 T1A
Only that portion of the following tract as lies North of the South Right-of-Way of the Western Kentucky Parkway (now Wendell Ford Parkway).
Beginning at an iron axle the Southeast corner of the “Heck” tract, thence S 81° 47’ W with the south line of “Heck” for 3637.4 feet to a stump; thence N 70° 32’ W for 923.8 feet to a gum; thence N 24° 57’ W for 678.3 feet to a rock; thence N 72° 26’ w for 3,438.3 feet; thence S 17° 04’ W for 2714.6 feet; thence S 71° 08’ E for 1011.3 feet; thence S 39° 56’ W for 1151.6 feet to an iron axle; thence S 23° 19’ E for 63.2 feet; thence S. 35° 50’ E for 1677.5 feet; thence S 35° 47’ E for 2,159.7 feet; thence N 53° 13’ E for 1725.5 feet to a 3” iron axle; thence S 14° 01’ E for 2547.8 feet to a 3” iron axle; thence N 71° 56’ E for 2,163.7 feet, to a 2” iron axle; thence N 12° 15’ W for 2663.7 feet to a road; thence N 69° 53’ E for 342.9 feet, S 67° 35’ E for 401.3 feet, s 49° 37’ E for 228.4 feet, thence N 15° 46’ W for 1000.6 feet, thence S 83° 45’ E for 1514.0 feet; thence N 13° 42’ E for 2,573.3 feet to the southeast corner of the church lot, thence N 80° 00’ W for 289.0 feet to a point which is 30 feet east

26

of the center line of U. S. Highway 62, thence parallel with Highway 62 and 30 feet east of its center line N 36° 10’ E for 70.0 feet, N 28° 50’ E for 75.0 feet, N 21° 25’ E for 95.0 feet, thence leaving the highway s 80° 00’ E for 230.0 feet to a point in the old line, thence with the old line N 13° 42’ E for 370.0 feet to the place of beginning. Containing 916.71 acres more or less.
Source Of Title
1. And being a portion of a 916.71 acre tract identified as “Martwick Tract ‘A’ Minerals” conveyed by Peabody Coal Company to Peabody Development Company by deed dated July 19, 1984, recorded August 31, 1984, in Deed Book 363, page 420.
2. Effective December 16, 2003, in pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware Corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware Limited Liability Corporation, as shown in Articles of Incorporation Book 14, pages 635 – 638.
3. And further being a portion of the property conveyed by Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC by deed dated December 20, 2005, recorded in Deed Book 516, page 599, as corrected by Deed of Confirmation between Peabody Development Company, LLC and Central States Coal Reserves of Kentucky, LLC by deed dated December 27, 2005, effective December 20, 2005 and recorded in Deed Book 516, page 716.
4. Being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007 recorded in Deed Book 530, page 620, as Tract 209
END OF EXHIBIT B

27

EXHIBIT N
TO
ASSET PURCHASE AGREEMENT
UCC-1 Financing Statement
UCC-1 and UCC-1Ad

MUHLENBERG COUNTY
FF7 PG755

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
J. Sale Gordon (270) 684-5757

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: ARMSTRONG COAL COMPANY, INC.

OR

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
407 Brown Road	Madisonville	KY	42431	US

1d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any	
		FCO	DE	0655052	☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME:

OR

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any	
					☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: CYPRUS CREEK LAND RESOURCES, LLC

OR

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
701 Market Street, Suite 798	St. Louis	MO	63101	US

4. This FINANCING STATEMENT covers the following collateral:

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☑ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA
Muhlenberg Co., Ky.

UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS ffrort and back) CAREFULLY A. NAM: & PHONE OF CONTACT AT FIB? (optional) J. Sale Gordon (370) 684-5757 ft SB ACKNOWLEDGMENT TO: (Name and Address) Gordon Law Offices, P.S.C. P.O. Box 1146 Owensboro, kentucky 42302-1146 I THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1. DEBTOR S EXACT FULL LEGAL NAME-ln ortonlyimflcMton mePaoc1b)-doi alibiBvl orcombirMriainM 1a. ORGANIZATION S NAME ARMSTRONG COAL COMPANY, INC. ” 1 INDMDUAL LASTNA I FIRST NAME JMOoDlNAME I SUFFIX 1c. MAtUNGADDRESS CfTY STATE I POSTAL CODE COUNIRY 407 Brown Road MadisonvUle KY 142431 US 1d. IADOLINFORE l1e.TYPEOFORGANIZATION 1f.,,RISTJIcro OF ORGANIZATION 1ft ORGANIZATIONAL HJ#, If any CRGAMZATiON , debtor FCO DE 0655052 Phone 2. ADDITIONAL DEBTOR S EXACT FULL LEGAL NAME-limit only am debtor namaga Of 3b)- to not abbreviate or combine names m 2b. WOMDUALS LAST NAME FIRST NAME (MIDDLE NAME ISUFFIX 2c MAMN6 ADDRESS OTY STATE I POSTAL CODE COUNTRY $ lADOrLlNFORE 12s. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2j. ORGANIZATIONAL #, If any ORGANIZATION IDEBTORh 3. SECUREDPARTY S NAME (Qif AIVIEonOTALASSIQN ciTAS-GNCWSff)-iMerto^yoM8ecuiB ipaityn ll8(3aor3b) CYPRUS CREEK LAND RESOURCES, LLC 0R 3b. INDIVIDUAL S LAST NAME (FIRST NAME (MIDDLE NAME SUFFIX 3c. MA1UNQADORESS at? STATE (POSTAL CODE COUNTRY 701 Market Street, Suite 798 St Louis MO 63101 US 4. This FINANCING STATEMENT csvem the foPovWna cousteml: This Financing Statement covers all as-extracted collateral of the Debtor, whether now existing or hereafter arising, relating to or appertaining to the real property described on Exhibit A attached hereto. 5. ALTERNATIVE DESIGNATION H applicable! 1 SSEE/LESSORf f GNE ttONSIGNOR i~|BAII BAILOR SELLER/BUYER RaG-LIENriNOmWCFttJNG l/lFSTATFRFnnRr Afar!, AHdenrt..n, Hf a ll,,blri I SbniTIONAI. FgFI fainon-ll LIaU Oebtoa I lD.btp.1 Oeb-f2 8. OPTIONAL FILER REFERENCE DATA MuhlenbergCo^Ky. FILING OFFICE COPY UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

MUHLENBERG COUNTY
FF7 PG756

UCC FINANCING STATEMENT ADDENDUM

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

9a. ORGANIZATION'S NAME
ARMSTRONG COAL COMPANY, INC.

10. MISCELLANEOUS:

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

11. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one name (11a or 11b) - do not abbreviate or combine names

11a. ORGANIZATION'S NAME

11c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

11d. SEE INSTRUCTIONS | ADD'L INFO RE ORGANIZATION DEBTOR | 11e. TYPE OF ORGANIZATION | 11f. JURISDICTION OF ORGANIZATION | 11g. ORGANIZATIONAL ID #, if any ☐ NONE

12. ☐ ADDITIONAL SECURED PARTY'S or ☐ ASSIGNOR S/P'S NAME - insert only one name (12a or 12b)

12a. ORGANIZATION'S NAME

12c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

13. This FINANCING STATEMENT covers ☐ timber to be cut or ☑ as-extracted collateral, or is filed as a ☐ fixture filing.

14. Description of real estate:

15. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):

16. Additional collateral description:

17. Check only if applicable and check only one box.

Debtor is a ☐ Trust or ☐ Trustee acting with respect to property held in trust or ☐ Decedent's Estate

18. Check only if applicable and check only one box.

☐ Debtor is a TRANSMITTING UTILITY

☐ Filed in connection with a Manufactured-Home Transaction — effective 30 years

☐ Filed in connection with a Public-Finance Transaction — effective 30 years

FILING OFFICE COPY — UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 05/22/02)

MUHLENBERG COUNTY FF7 PG756 UCC FINANCING STATEMENT ADDENDUM FOLLOW INSTRUCTIONS ffn and tacM CAREFULLY 9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT SlORGANRATIOWSNAME ARMSTRONG COAL COMPANY, INC. 8b. INDIVIDUAL S LAST NAME IFIRST NAME MIDDLE NAME.SUFFIX 10.M1SCELLANEOUS: THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 11. ADDITIONAL DEBTOR S EXACT FULL LEGAL NAME- Insert only raenMa (11a oM1b)-do not abbreviate or cxmibira names 110. ORGAWZATIOjre NAME 0R UhlNOWIDUAL SlASTNAME FIRST NAME I MIDDLE NAME I SUFFIX 11s. MAILING ADDRESS CJTY STATE POSTAL CODE COUNTRY 11d. SEEINSTRUCTIONS lAODLINFORE |11B. TYPE OF ORGANIZATION 11(. JURISDICTIONOF ORGANIZATION 11g. ORGANIZATIONAL ID , If any ORGANIZATION . lOEBTOR I I.INONE 12. H ADDITIONALSECURED PARTY S ai fl ASSIGNOR S/P S NAIyg-lnw/twIycnaMm.nao.iao 12a. ORGANIZATION S NAME 12b. INDIVIDUAL S LAST NAME FIRSTNAME MKJOLENAME SUFFIX 12c. MAUNG ADDRESS OTY STATE POSTAL CODE COUNTRY 13. ThlaFINANCINB STATEMENT chums timber to be cut of ^ ajHBdractsd 16. Additional collateral description: caUatHBL or Is Died as a n fixture flllna. 14. Description of real estate: See Exhibit A attached hereto for a description of the real estate. 15. Name and address a) a RECORD OWNER of above-described real estate frf Debtor does not have a noon! Interest): 17. Check onjy. If applicable and cheek onjy. one bat Debtor Is a PI Trust or || Trustee sctrflvrrth respect to property hcWm trust orj| Decedents Estate 18. Cheek onJy,lf applicable and checfcfinjy. one box. Debtor IsaTRAtsSMITTINQ UTILITY FSed in connection with a Manutaetured-Home Transaction effective 30 years Fried In canneOiOB with a PuMie^lnaruMTBMwaetlon ariacitveitoyaats RUNG OFFICE COPY UCC FINANCING STATEMENT ADDENDUM (FORM UCCIAd) (REV. 0922/02)

MUHLENBERG COUNTY
FF7 PG757
EXHIBIT A
All recording references are to the Office of the Muhlenberg County Clerk.
TRACT 199 — LC#016-745 P16 and P17
Parcel 16
A strip of land of even width, 100 feet on each side of the following described centerline; beginning at an iron pipe, 4 feet E of a 30 inch gum in the East - West property line between Ayrshire Collieries Corporation’s 126.5 acre Roy Johnson tract and Katie B. Reneer, which iron pipe is N 88-20 W 3231 feet (old call S 86 W) from a 1-1/4 inch iron axle at a root wad, corner to Rogers, Ayrshire Collieries Corporation and Katie B. Reneer; thence N 02-14 W 858.4 feet across the lands of Katie B. Reneer to another iron pipe near a 10-inch elm and 18-inch gum on the S side of a ditch in the East - West property line between Ayrshire Collieries Corporation’s 77-acre Luther Faught tract and Katie B. Reneer, which iron pipe is approximately 477 feet East of Katie B. Reneer’s Northwest corner. Said tract of land contains 3.94 acres and extends from the Roy Johnson tract on the South to the Luther Faught tract on the North.
Parcel 17
Tract #1: Beginning at an old corner, gum and maple, corner to Joseph Milligan; thence N 4 W 52 poles to a rock marked “BB”; thence N 86 E 154 poles to a rock marked “BB”; thence S 4 E 52 poles to a small dogwood, black gum and hickory in Milligan’s line; thence with same S 86 W 150 poles to the beginning, containing 50 acres, more or less.
Tract #2: Beginning at a rock near a maple and beech corner to John Brinkman’s survey running N 86 E about 70 poles to the old line, a red oak, elm and hickory marked; thence S 4 E 52 poles to the old corner of original survey, a mulberry; thence S 86 W about 70 poles to Brinkman’s corner in the old line, dogwood, black gum and hickory; thence with Brinkman’s line to the beginning
LESS AND EXCEPTED:
“There is excepted 3.94 acres of surface heretofore conveyed to the party of the second part by the party of the first part”.

1

MUHLENBERG COUNTY
FF7        PG758
Source Of Title
1. And being Parcels 16 and 17, Tract 1 and 2 conveyed by AMAX INC to Peabody Coal Company by deed dated October 19, 1987, recorded October 22, 1987 in Deed Book 384, page 652 at recorded page 668.
2. And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware Corporation, by deed dated September 12, 1989, recorded October 22, 1987 in Deed Book 398, page 37, as Item 235.
3. Effective December 16, 2003, in pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware Corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware Limited Liability Corporation, as shown in Articles of Incorporation Book 14, pages 635 - 638.
4. And further being a portion of the property conveyed by Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC by deed dated December 20, 2005, recorded in Deed Book 516, page 599, as corrected by Deed of Confirmation between Peabody Development Company, LLC and Central States Coal Reserves of Kentucky, LLC by deed dated December 27, 2005, effective December 20, 2005 and recorded in Deed Book 516, page 716.
5. Being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007 recorded in Deed Book 530, page 620, as Tract 199
TRACT 209 - LC#1304-001 T1A
Only that portion of the following tract as lies North of the South Right-of-Way of the Western Kentucky Parkway (now Wendell Ford Parkway).
Beginning at an iron axle the Southeast corner of the “Heck” tract, thence S 81 ° 47’ W with the south line of “Heck” for 3637.4 feet to a stump; thence N 70° 32’ W for 923.8 feet to a gum; thence N 24° 57’ W for 678.3 feet to a rock; thence N 72° 26’ w for 3,438.3 feet; thence S 17° 04’ W for 2714.6 feet; thence S 71° 08’ E for 1011.3 feet; thence S 39° 56’ W for 1151.6 feet to an iron axle; thence S 23° 19’ E for 63.2 feet; thence S. 35° 50’ E for 1677.5 feet; thence S 35° 47’ E for 2,159.7 feet; thence N 53° 13’ E for 1725.5 feet to a 3” iron axle; thence S 14° 01’ E for 2547.8 feet to a 3” iron axle; thence N 71° 56’ E for 2,163.7 feet, to a 2” iron axle; thence N 12° 15’ W for 2663.7 feet to a road; thence N 69° 53’ E for 342.9 feet, S 67° 35’ E for 401.3 feet, s 49° 37’ E for 228.4 feet, thence N 15° 46’ W for 1000.6 feet, thence S 83° 45’ E for 1514.0 feet; thence N 13° 42’ E for 2,573.3 feet to the southeast corner of the church lot, thence N 80° 00’ W for 289.0 feet to a point which is 30 feet east

2

MUHLENBERG COUNTY
FF7      PG759
of the center line of U. S. Highway 62, thence parallel with Highway 62 and 30 feet east of its center line N 36° 10’ E for 70.0 feet, N 28° 50’ E for 75.0 feet, N 21° 25’ E for 95.0 feet, thence leaving the highway s 80° 00’ E for 230.0 feet to a point in the old line, thence with the old line N 13° 42’ E for 370.0 feet to the place of beginning. Containing 916.71 acres more or less.
Source Of Title
1. And being a portion of a 916.71 acre tract identified as “Martwick Tract ‘A’ Minerals” conveyed by Peabody Coal Company to Peabody Development Company by deed dated July 19, 1984, recorded August 31, 1984, in Deed Book 363, page 420.
2. Effective December 16, 2003, in pursuant to Section 266 of the Delaware General Corporation Law, Peabody Development Company, a Delaware Corporation, converted and changed its name to Peabody Development Company, LLC, a Delaware Limited Liability Corporation, as shown in Articles of Incorporation Book 14, pages 635 - 638.
3. And further being a portion of the property conveyed by Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC by deed dated December 20, 2005, recorded in Deed Book 516, page 599, as corrected by Deed of Confirmation between Peabody Development Company, LLC and Central States Coal Reserves of Kentucky, LLC by deed dated December 27, 2005, effective December 20, 2005 and recorded in Deed Book 516, page 716.
4. Being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC to Cyprus Creek Land Resources, LLC by deed dated September 13, 2007 recorded in Deed Book 530, page 620, as Tract 209
Common Source of Title
AND BEING the same property conveyed by Cyprus Creek Land Resources, LLC to Armstrong Coal Company, Inc., by Deed dated December 29, 2011, of record in Deed Book 556, page 412.
DOCUMENT NO: 212786
RECORDED: January 05, 2012 01:56:42 PM
TOTAL FEE: $38.00
COUNTY CLERK: GAYLAN SPURLIN
DEPUTY CLERK: REGINA JONES
COUNTY: MUHLENBERG COUNTY

BOOK: FF7  PAGES: 755 - 760

3

MUHLENBERG COUNTY
FF7 PG760

OHIO CO
MUHLENBERG CO
Nelson
Creek
STRIP MINES
199
209
No Mining Boundary
CENTRAL
PARKWAY
S T R I P M I N E S

Owned KY #9 Seam Tracts
No Mining Boundary
Scale: 1"=2,000'

Exhibit A
KY #9 Seam Owned Tracts
Muhlenberg County, KY

EXHIBIT O
TO
ASSET PURCHASE AGREEMENT
Survant Mining Company, LLC
Operating Agreement

NOTICE: THIS AGREEMENT CONTAINS AN ARBITRATION PROVISION
SURVANT MINING COMPANY, LLC
LIMITED LIABILITY COMPANY AGREEMENT
(THE OPERATING AGREEMENT)
     THIS LIMITED LIABILITY COMPANY AGREEMENT, also called the “Operating Agreement” (collectively herein, the “Agreement”) effective as of the __ day of December, 2011, is entered into by and among Cyprus Creek Land Resources, LLC (“Cyprus”) and Armstrong Coal Company, Inc. (“Armstrong”).
     WHEREAS, the Members (hereafter defined) desire to form a limited liability company under the laws of the State of Delaware to be known as Survant Mining Company, LLC (the “Company”) for the purposes set out in this Agreement, and to carry on such other legally permissible business and activities as the Company, in accordance with applicable laws and this Limited Liability Company Agreement, shall determine from time to time;
     WHEREAS, the Members desire to enter into this Limited Liability Company Agreement to govern the conduct of the business and affairs of the Company and to set forth the understanding of the Members regarding all other matters concerning the Company which may be covered in a Limited Liability Company Agreement;
     NOW, THEREFORE, in consideration of mutual promises and covenants contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:
     1. Certain Definitions.
          When used herein, the following terms shall have the meanings set forth below:
          1.1 “Act” means the Delaware Limited Liability Company Act, Title 6, Chapter 18 of the Delaware Code (as amended). All references herein to specific sections of the Act shall be deemed to refer to the corresponding provisions of succeeding law.
          1.2 “Affiliate” means: (i) any Person which, directly or indirectly, is in Control of, is Controlled by or is under common Control with the party for whom an affiliate is being determined; or (ii) any Person who is a director or officer (or comparable position) of any Person described in clause (i) above or of the party for whom an affiliate is being determined.
          1.3 “Agreement” means this Limited Liability Company Agreement as the same may be amended and supplemented from time to time.
          1.4 “Armstrong” means Armstrong Coal Company, Inc., a Delaware corporation.
          1.5 “Available Cash” means all cash determined by the Managing Member to be available to the Company for distribution to the Members after the payment of all current expenses and other liabilities then due, establishing reserves for capital improvements, working capital needs, contingent liabilities and unforeseen contingencies, all determined reasonably and in good faith by the Managing Member.
          1.6 “Board of Managers” has the meaning set forth in Section 7.1.

          1.7 “Capital Expenditure” means all expenditures (excluding interest capitalized during construction) which must be capitalized under generally accepted accounting principles (GAAP).
          1.8 “Certificate” means the Certificate of Formation, and all amendments thereto, executed and filed pursuant to applicable laws and the terms of this Agreement.
          1.9 “Change of Control,” with respect to Armstrong, means any transfer or other action that results in (a) Armstrong ceasing to be Controlled, directly or indirectly, by the Yorktown Parties unless as a result of an initial or secondary public offering of stock, (b) any Person, other than the Yorktown Parties or Persons Controlled by the Yorktown Parties, acquiring a 50% or greater ownership interest, directly or indirectly, in Armstrong, or (c) any private or public company or entity primarily engaged in the business of coal mining gaining Control, directly or indirectly, over Armstrong or over Yorktown Parties that have Control over Armstrong. “Change of Control,” with respect to a Member other than Armstrong, means any transfer or other action that results in such Member ceasing to be Controlled, directly or indirectly, by the same Persons or an Affiliate of the Persons who Controlled such Member as of the date of such Member’s admission to the Company.
          1.10 “Closing” means the execution of the Operating Agreement, Management Agreement, Sales Representation Agreement and the contributions of initial capital as set forth in Milestone I of Exhibit A hereto by Cyprus and Armstrong,
          1.11 “Closing Date” means the date set for the Closing.
          1.12 “Code” means the Internal Revenue Code of 1986, as amended. All references herein to specific sections of the Code shall be deemed to refer also to the corresponding provisions of succeeding law.
          1.13 “Company” means Survant Mining Company, LLC, a Delaware limited liability company,
          1.14 “Company Minimum Gain” has the same meaning as the phrase “Partnership minimum gain” as set forth in treasury regulation § 1,704-2(d),
          1.15 “Consideration Period” has the meaning set forth in Section 8.3(a).
          1.16 “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of equity interests, by contract or otherwise and either alone or in conjunction with others.
          1.17 “Cyprus” means Cyprus Creek Land Resources, LLC, a Delaware limited liability company,
          1.18 “Deficit Capital Account” means with respect to any Member, the deficit balance, if any, in such Member’s capital account as of the end of the taxable year, after giving effect to the following adjustments:
     (a) credit to such capital account that amount which such Member is obligated to restore under Section 1.704-1 (b)(2)(ii)(c) of the treasury regulations, as well as any addition thereto pursuant to the next to last sentence of treasury regulation §§1.704-2(g)(l) and (i)(5), after taking into account thereunder any changes during such year in Partnership (Company) Minimum Gain (as determined in accordance with treasury regulation § 1.704-2(d) and in the minimum gain attributable to any Partner (Member) for nonrecourse debt (as determined under treasury regulation §l,704-2(i)(3); and
(b) debit to such capital account items described in treasury regulation §§1.704-l(b)(2)(ii)(d)(4), (5) and (6).
          The definition of Deficit Capital Account is intended to comply with the provisions of treasury regulations §§1.704-l(b)(2)(ii)(d) and 1,704-2, and will be interpreted consistently with those provisions.
          1.19 “Designated Representative” has the meaning set forth in Section 6.8(d).
          1.20 “Distributional Interest” has the meaning set forth in Section 8.1,
          1.21 “Fair Value” has the meaning set forth in Section 8.7.
          1.22 “Fiscal Year” means the Company’s fiscal year which shall correspond to the calendar year, except that (i) the Company’s first fiscal year shall commence on the date of the filing of the Certificate and (ii) such term shall also include any period for which the Company is required to allocate net profits, net losses and other items of Company income, gain, loss or deduction pursuant to this Agreement or the Code.
          1.23 “Foreclosure Assignment” has the meaning set forth in Section 8.7.
          1.24 “Indemnitee” shall mean (i) any Manager, (ii) any Managing Member, (iii) any Member, or (iv) any officer, director, employee, agent, stockholder, member or partner of the Company, or a Member.
          1.25 “Lender” has the meaning set forth in Section 8.1.
          1.26 “Lender Interest Holder” has the meaning set forth in Section 8.7.
          1.27 “Lien” means any mortgage, deed of trust, security agreement, pledge, hypothecation, assignment, deposit arrangement, lien (statutory or otherwise), security interest, financing statement, overriding royalty agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement,
          1.28 “Major Decisions” shall mean those acts and decisions described in the subsections of Section 7.4.
          1.29 “Managing Member” shall have the meaning set forth in Section 7.2.
          1.30 “Manager” and “Managers” shall have the meanings set forth in Section 7.1.
          1.31 “Member Interest” shall include any and all rights of a Member under this Agreement, the Act and other applicable law, including without limitation all Distributional Rights, economic rights, voting and consent rights, notice rights, contract rights and management rights.

          1.32 “Member Loan” means any loan to the Company by a Member.
          1.33 “Member Nonrecourse Debt Minimum Gain” has the same meaning as the phrase “Company nonrecourse debt minimum gain” as set forth in treasury regulation §1.704-2(i).
          1.34 “Member Nonrecourse Deduction” has the same meaning as the phrase “Survant nonrecourse deduction” as set forth in treasury regulation §1.704-2(i).
          1.35 “Member Nonrecourse Loan” means a loan made to, or credit arrangement for the benefit of, the Company by a Member or by any person related to a Member (as defined in treasury regulation § 1,752-4(b)) which by its terms exculpates the Members from personal liability on the debt, but under which such Member or related person bears the ultimate economic risk of loss within the meaning of treasury regulation §1.752-2.
          1.36 “Member” means any Person who becomes a Member in the Company as provided herein, initially Cyprus and Armstrong.
          1.37 “Non-Managing Member” has the meaning set forth in Section 6.6(e).
          1.38 “Offer Price” has the meaning set forth in Section 8.7.
          1.39 “Percentage Interest” means 51% for Armstrong and 49% for Cyprus, unless adjusted in accordance with Section 3.3.
          1.40 “Person” means any individual, limited liability company, limited liability partnership, partnership, corporation, trust or other person or entity.
          1.41 “Profit Distribution Share” shall mean 50% for each Member without regard to each Member’s Percentage Interest; provided, however, that if the Members’ Percentage Interests are ever adjusted pursuant to the provisions of Section 3.3, then, starting as of the date of such adjustment, the “Profit Distribution Share” for each Member shall be equal to the Percentage Interest of each Member.
          1.42 “Project” means the development of the Kentucky #8 seam of coal reserves identified on the map attached hereto as Exhibit B, located in Muhlenberg County, Kentucky.
          1.43 “Project Budget” means the pro forma revenue and expense statement for the Project approved by the Board of Managers in accordance with Section 7.4.
          1.44 “Right of First Offer” has the meaning set forth in Section 8.7.
          1.45 “Sale Period” has the meaning set forth in Section 8.7,
          1.46 “Subsidiary” means any Person, more than 50% of the voting securities of which, is owned (whether directly or indirectly through one or more Subsidiaries) by the Company.
          1.47 “Triggering Event” shall mean the occurrence of any of the following: (a) Armstrong resigns as the Managing Member, (b) Armstrong is removed from the Managing Member position by the Board of Managers acting upon the majority consent of all of the Managers, (c) Armstrong ceases to be a Member, (d) Armstrong files for bankruptcy, (e) the Management Agreement, referenced in Section 7.1, is terminated pursuant to its terms and conditions, (f) a Change of Control with respect to Armstrong occurs, (g)

the willful engaging by the Managing Member or its principals in gross misconduct materially or demonstrably injurious to the Company, (h) the conviction of the Managing Member or its principals of a felony involving fraudulent or dishonest conduct, or (i) the occurrence of a Foreclosure Assignment pursuant to Section 8.7,
          1.48 “Yorktown Parties” shall mean Yorktown Energy Partners VI, L.P., Yorktown Energy Partners VII, L.P., Yorktown Energy Partners VIII, L.P. and their Affiliates.
          1.49 Other Definitions. Unless otherwise provided in this Agreement, any other term used in this Agreement which is elsewhere defined in this Agreement shall have the same meaning as such term is respectively given by this Agreement. The definitions in this section shall apply equally to both the singular and plural forms of the terms defined.
     2. Organization.
          2.1 Formation. The Members hereby agree to form the Company and to associate themselves as Members of the Company. Accordingly, commensurate with the execution of this Agreement, the Members of the Company shall adopt the Certificate that was filed with the Office of the Delaware Secretary of State.
          2.2 Registered Office and Agent The initial registered office of the Company in Delaware shall be located at The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The Company’s primary business office shall be at 407 Brown Road, Madisonville, KY 42431, or such other location as may hereafter be determined by the Members. The Company’s registered agent for service of process in Delaware shall be The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.
          2.3 Foreign Qualifications. Prior to the Company’s conducting business in any jurisdiction other than Delaware, the Members shall cause the Company to comply, to the extent procedures are available and those matters are reasonably within the control of the Members, with all requirements necessary to qualify the Company as a foreign limited liability company in that jurisdiction. At the request of the Managing Member, each Member shall execute, acknowledge, swear to, and deliver all certificates and other instruments conforming with this Agreement that are necessary or appropriate to qualify, continue, and terminate the Company as a foreign limited liability company in all such other jurisdictions in which the Company may conduct business.
          2.4 Limited Liability Company. The Members intend that the Company not be a partnership (including, without limitation, a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member, for any purposes other than federal and state tax purposes, and this Agreement may not be construed to suggest otherwise.
          2.5 Term. The existence of the Company shall be perpetual, unless terminated or dissolved as set forth herein,
          2.6 Annual Reporting. Beginning with the first full calendar year following the year in which the Company is organized, the Company shall prepare and file with the Delaware Secretary of State an annual report as required by the Act or Delaware law.
     3. Capital Contributions, Member Loans, and Related Matters.

          3.1 Scheduled Capital. Contributions. At Closing, each Member shall make its initial capital contribution to the Company of $30,000.00 in cash and the Members shall, on the milestone dates set forth on Exhibit A attached hereto (the “Contribution Schedule”), make their respective additional contributions of property as indicated on the Contribution Schedule (collectively, the “Scheduled Capita! Contributions”), Notwithstanding any provision of this Agreement, neither Member is making any representation or warranty concerning the condition or quality of its properties being contributed hereunder, and neither Member shall be determined to have failed to remit its capital contribution or be liable to the Company or the other Member based on any subsequent determination that any portion of the Member’s capital contribution consisting of owned or leased real property is unable to be used, developed or mined for any reason or is not used, mined and/or developed for any reason or the Member’s title to any such property is found to be defective or the estimated tonnages of any coal reserves are determined to be inaccurate or due to any aspect of the condition, fitness or serviceability of any of the Equipment, Buildings, or other facilities described in Exhibit A hereto. All contributions, including but not limited to the surface properties, coal reserves, mining facilities, buildings and equipment described in Exhibit A and more particularly described in Exhibit D hereto, shall be contributed to Company free and clear of all liens and encumbrances, Each Member hereby represents and warrants to the other Member, that prior to entering into this Operating Agreement it has obtained all necessary consents, commitments and authorizations from any party holding current security interests in the properties that will be contributed to the Company pursuant to this Section 3.1 .Each Member shall make its contributions substantially in the same form of the conveyancing documents attached hereto and made a part hereof as Exhibit D.
          3.2 Additional Capital Contributions: Loans. Each Member acknowledges that, in addition to the foregoing, additional capital contributions will be required for the continued development and operation of the Company and each Member agrees to make the additional capital contributions in the amounts and at the times indicated on the Project Budget or the Contribution Schedule, as well as any additional capital contributions unanimously agreed to by the Board of Managers in a timely fashion. Any additional capital contributions to the Company shall be made in proportion to each Member’s Percentage Interest. In the event the Managing Member reasonably determines that additional cash is necessary in order to fund the Company’s operations in the ordinary course of business or to fund the cash needs in accordance with the approved Project Budget, but the Members do not unanimously agree on the amount of an additional capital contribution, the Managing Member shall have the right (but not the obligation), following reasonable notice to the other Members, to make a loan to the Company, and the terms of Section 3.3 applicable to the priority and repayment of Member Loans shall apply.
          3.3 Non-Compliance. In the event a Member (for the purposes of this Section 3.3 the “Non-Contributing Member”) fails to remit (i) its Scheduled Capital Contributions pursuant to Section 3.1, or (ii) its portion of any additional capital contribution unanimously agreed to by the Board of Managers, when due and such non-compliance is not cured within ten (10) days after written notice is delivered to the Non- Contributing Member by the other Member requesting that such funds be remitted to the Company, the other Member (for the purposes of this Section 3.3 the “Contributing Member”) may make the capital contribution or loan owed by the Non-Contributing Member and elect to treat such amount as an additional capita! contribution or as a Member Loan to the Company. Such election must be set forth in a written notice delivered to the Non-Contributing Member within thirty (30) days after the funds are contributed to the Company by the Contributing Member, on behalf of the Non-Contributing Member. If the written notice is not delivered within the thirty (30) day time period, the additional funds contributed to the Company shall be deemed a Member Loan by the Contributing Member to the Company. If the Contributing Member elects to treat the contribution as an additional capital contribution and provides written notice of election to the Non- Contributing Member, then the Percentage Interest of each Member shall be adjusted to reflect the percentage that each Member’s total capital contributions bear to the total of all capital contributions made to the Company. If such funds are classified as a Member Loan, the loan shall accrue interest at the prime rate posted by the lending institution at which the Company has its primary operating account, plus two (2) percentage points. AH Member Loans, whether made under this section, Section 3.2, or otherwise, shall be a priority and no distributions to the Members shall be made until such loan is repaid without the written consent of the Member who made the Member Loan.
          3.4 Withdrawal of Capital. The Members shall only be entitled to withdraw or to receive distributions of capital in accordance with the terms and conditions of this Agreement.
          3.5 Capital Accounts. A single capital account shall be maintained for each Member in accordance with the capital accounting rules of section 704(b) of the Code and the tax regulations thereunder (including treasury regulation 1.704(b)(2)(iv)), The capital account of each Member shall be credited with the fair market value of such Member’s capita! contributions, such Member’s distributive share of profits, income or gain, and the amount of any Company liabilities assumed by such Member or which are secured by any property distributed to such Member. The capital account of each Member shall be debited with the amount of cash and the value of any property distributed to such Member pursuant to any provision of this Agreement, such Member’s distributive share of losses and expense, and the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company.
          3.6 Revaluation of Capital Accounts. The capital accounts of the Members shall be adjusted to reflect revaluation of Company assets in all cases required by treasury regulation § 1.704-l(b) and in all optional circumstances to the extent allowed by treasury regulation § 1.704-l(b)(2)(iv)(f) unless the Board of Managers determines that such revaluation would not be beneficial or fair under the circumstances. If there is a revaluation under this Section 3.6, then the Company shall make special allocations consistent with the principles of Section 704(c) of the Code. In determining such allocations, the Company shall use the traditional method with curative allocations described in treasury regulation § 1,704~3(c) for any Contributed Asset.
     4. Allocations.
          4.1 Allocation of Profit Loss. Income, Gain. Deduction, and Credit. Subject to Section 4.2, profits and losses of the Company and, items of taxable income, gain, loss, deduction and credit, shall be apportioned among the Members in accordance with each Member’s Profit Distribution Share.
          4.2 Tax Allocations Contributed Property. With respect to any asset contributed by a Member to the Company (“Contributed Asset”) that has a tax basis different from its agreed upon fair market value on the date of the contribution, the Company shall make the special allocations required by Section 704(c) of the Code, These special allocations apply solely for Federal, state, and local income tax purposes. They shall not affect or be taken into account in computing a Member’s capital account, or share of profits, losses, or distributions pursuant to any provision of this Agreement. In making these special allocations, the Company shall use the traditional method with curative allocations described in treasury regulation § 1.704-3(c) for any Contributed Asset.
          4.3 754 Election and Other Tax Elections. In the event of a distribution of property to a Member, or a transfer of any interest in the Company permitted under the Act or this Agreement, the Company, upon written request of the transferor or transferee, shall file a timely election under this section 754 of the Code and the regulations thereunder to adjust the basis of the Company’s assets under section 734(b) or 743(b) of the Code and a corresponding election under the applicable provisions of state and local law, and the Person ??? request shall pay all costs incurred by the Company in connection therewith, including reasonable ??? accountants’ fees. Other tax elections and elections relating to Taxes not specifically governed ??? provision of this Agreement shall be made as agreed by the Board of Managers.

     5. Distributions.
          5.1 Distribution to Members. On or before the last business day of each calendar quarter, the Company may make distributions of cash or cash equivalents to the Members based upon the Available Cash of the Company. The Managing Member shall first determine the amount of Available Cash of the Company available for distribution, and then the Board of Managers shall determine the aggregate amount of distributions which may be made to the Members and the Members shall share in such total distributions in accordance with each Member’s Profit Distribution Share.
          5.2 Distributions in Kind. Except as may be provided in this Agreement or an amendment to this Agreement, no Member, regardless of the nature of the Member’s contribution to capital, may demand or receive a distribution from the Company in any form other than cash or cash equivalents.
          5.3 Limitation on Distributions. No distribution shall be made by the Company if after giving effect to the distribution; (a) the Company would not be able to pay its debts as they become due in the usual course of business; or (b) the assets of the Company would be less than the sum of its liabilities plus, the amount that would be needed, if the Company were to be dissolved at the time of the distribution, to satisfy the preferential rights of other Members upon dissolution which are superior to the rights of the Member receiving the distribution.
     6. Members.
          6.1 Representations and Warranties. Each Member hereby represents and warrants to the Company and each other Member that: (a) it is duly organized, validly existing and in good standing under the laws of its formation and is duly qualified and in good standing in the jurisdiction of its principal place of business; (b) it has full power and authority to execute and agree to this Agreement and to perform its obligations hereunder; (c) it has duly executed and delivered this Agreement; and (d) its authorization, execution, delivery, and performance of this Agreement does not conflict with any other agreement or arrangement to which that Member is a party or by which it is bound.
          6.2 Additional Members. It is not intended that additional Members will be admitted into the Company. Nonetheless, if the Members unanimously agree, additional Members may be admitted on such terms and conditions as the Members may determine at the time of admission,
          6.3 Prohibited Transfers. No Member may transfer all or any part of such Member’s Percentage Interests if such transfer will (a) violate in any material respect any applicable federal or state securities laws or regulations, or subject the Company to registration as an investment company or election as a “business development company” under the Investment Company Act of 1940; (b) require any Member or any Affiliate of a Member to register as an investment adviser under the Investment Advisers Act of 1940; (c) effect a termination of the Company under Section 708 of the Code; or (d) cause the Company to be treated as an association taxable as a corporation for federal income tax purposes.
          6.4 Information. The Members acknowledge that from time to time, they may receive information from or regarding the Company in the nature of trade secrets or that otherwise is confidential, the release of which may be damaging to the Company or Persons with which it does business. Each Member shall hold in strict confidence any information it receives regarding the Company that is identified as being confidential (and if that information is provided in writing, that is so marked) and may not disclose it to any Person other than another Member, except for disclosures (i) compelled by law (but the Member must notify the other Members, as appropriate, promptly of any request for that information, before disclosing it, if practicable), (ii) to advisers or representatives of the Member or Persons to which that Member’s interest may be disposed as permitted by this Agreement, but only if the recipients have agreed to be bound by the provisions of this Section, or (iii) of information that Member also has received from a source independent of the Company that the Member reasonably believes obtained that information without breach of any obligation of confidentially. The Members acknowledge that breach of the provisions of this Section may cause irreparable injury to the Company for which monetary damages are inadequate, difficult to compute, or both. The Members agree that the provisions of this section may be enforced by specific performance,
          6.5 Liabilities to Third Parties; Indemnification. Except as otherwise expressly agreed in writing, no Member shall be liable for the debts, obligations or liabilities of the Company, including under a judgment decree or order of a court; provided, however, that notwithstanding any other provision of this Agreement, each Member shall indemnify and hold harmless the Company and the other Member from and against any claim, loss, damage, liability, or reasonable expense (including reasonable attorneys’ fees, court costs, and costs of investigation and appeal) actually incurred by the Company or the other Member by reason of, or arising from, the operations, business, or affairs of, or any action taken or failure to act, of or by the other Member or its Affiliates prior to formation of this Company. The parties acknowledge that a claim has been filed against the Armstrong Parties in US District Court, Western District of Kentucky, Civil Action No. 4:11 cv 114, alleging the existence of an existing overriding royalty that is alleged to apply to #8 seam coal to be mined by the Company, and the parties agree in the event that such claims are adjudged to apply to any #8 seam coal mined by the Company (but only with respect to #8 seam coal mined by the Company), the Company shall not be entitled to be indemnified or held harmless by Armstrong relating to such obligations.
          6.6 Fiduciary Duties.
     (a) Duty of Loyalty. Each Member’s, Manager’s and Managing Member’s duty of loyalty to the Company and the other Members is limited to account to the Company and to hold as trustee for the Company any property, profit or benefit derived by the Member, Manager or Managing Member in the conduct or winding up of the Company’s business. A Member, Manager or Managing Member does not violate the duty of loyalty by engaging in a competing business or pursuing other business opportunities, even if the business opportunity could have been pursued by the Company.
     (b) Duty of Care. Each Member’s, Manager’s and Managing Member’s duty of care to the Company and the other Members in the conduct of and winding up of the Company’s business is limited to refraining from engaging in gross negligence, reckless conduct, intentional misconduct, or a knowing violation of law,
     (c) Good Faith and__Fair_Dealing. Each Member, Manager and Managing Member shall discharge its duties and exercise any of its rights consistently with the obligation of good faith and fair dealing which it owes to the Company and the other Members, A Member, Manager or Managing Member does not violate a duty of good faith or fair dealing to the Company merely because the Member’s, Manager’s or Managing Member’s conduct furthers the Member’s, Manager’s or Managing Member’s, as the case may be, own interest. Further, a Member, Manager, or Managing Member does not violate the duty of good faith and fair dealing by engaging in a competing business or pursing other business opportunities, even if the business opportunity could have been pursued by the Company; provided, however, that each Member, Manager and Managing Member shall not engage in a competing business involving any coal reserves described in the Rogers #8 Lease of Kentucky #8 Reserves identified on Exhibit B hereto without the express written consent of the other Member.

     (d) Indemnification of Members, Managers and Managing Member. To the fullest extent allowed by law, the Members, Managers, and Managing Member shall be indemnified and held harmless by the Company for any liability resulting from any act performed or omission made by them in good faith on behalf of the Company, except for acts or omissions of gross negligence, willful misconduct, intentional misconduct, or a knowing violation of the law. Notwithstanding anything contained in this Agreement to the contrary, no Member, Manager or Managing Member, nor any officer, director, employee, agent, stockholder, member or partner of any Member or the Managing Member shall be liable, responsible, or accountable in monetary damages to the Company or any Member by reason of, or arising from, the operations, business, or affairs of, or any action taken or failure to act on behalf of, the Company, except to the extent that any of the foregoing is primarily caused by any acts or omissions of gross negligence, willful misconduct, intentional misconduct, or knowing violation of the law of such Person; provided, however, that the rights of either Member with respect to the buy-sell triggers set forth in Section 8.3 shall not be limited to or conditioned upon acts or omissions of gross negligence, willful misconduct, intentional misconduct, or knowing violation of the law.
     (e) Duty of Care for Managing Member. The Managing Member shall perform its duties hereunder, including but not limited to those expressly stated in Section 7.6, in good faith, using reasonable good faith efforts and with reasonable diligence. In the event the other Member (“Non-Managing Member”) determines that the Managing Member is not performing its duties hereunder consistent with the standards set forth in this Section 6.6(e), the Non-Managing Member may deliver written notice of such determination to the Managing Member, which notice shall set forth in reasonable detail the basis for the Non-Managing Member’s determination that the Managing Member is not performing its duties hereunder consistent with the standards set forth in this Section 6.6(e). If, after sixty (60) days after delivery of the foregoing notice, the Non-Managing Member reasonably determines that the Managing Member continues to not perform its duties hereunder consistent with the standards set forth in this Section 6.6(e), the Non-Managing Member may exercise the buy-sell option set forth in Section 8.3 hereof.
          6.7 Alternate Dispute Resolution. If a dispute, controversy or claim (whether based upon contract, tort, statute, common law or otherwise) (collectively a “Dispute”) arises from or relates directly or indirectly to the subject matter hereof, and if the Dispute cannot be settled through direct discussions, the parties shall first endeavor to resolve the Dispute by participating in a mediation administered by the American Arbitration Association (“AAA”) under its Commercial Mediation Rules before resorting to arbitration. Thereafter, any unresolved Dispute shall be settled by binding arbitration administered by the AAA in accordance with its Commercial Arbitration Rules and judgment on the award rendered by the arbitrator, after the review rights set forth below have been exhausted, may be entered in any court having jurisdiction. Any arbitration proceeding shall be conducted in St. Louis, Missouri on an expedited basis before a neutral arbitrator (or multiple arbitrators if called for by the Commercial Arbitration Rules), Each arbitrator shall be selected in the manner determined by the AAA. Upon the request of either party, the arbitrator’s award shall include findings of fact and conclusions of law provided that such findings may be in summary form. Either party may seek review of the arbitrator’s award before an arbitrations review panel comprised of three arbitrators qualified in the same manner as the initial arbitrator(s) (as set forth above) by submitting a written request to the AAA. The right of review shall be deemed waived unless requested in writing within ten (10) days of the receipt of the initial arbitrator’s award. The arbitration review panel shall be entitled to review all findings of fact and conclusions of law in whatever manner it deems appropriate and may modify the award of the initial arbitrator(s) in its discretion. The prevailing party in any arbitration proceeding shall be entitled to an award of all reasonable out of pocket costs and expenses (including attorneys’ and arbitrators tees) related to the entire arbitration proceeding (including review if applicable). Upon request of either party, the arbitrator(s) may require that the subject arbitration proceedings be kept confidential and no party shall disclose or permit the disclosure of any information produced or disclosed in the arbitration proceedings until the award is final. A party shall not be prevented from seeking temporary injunctive relief before a court of competent jurisdiction in an emergency situation, but responsibility for resolution of the Dispute shall be appropriately transferred to the arbitrator(s) upon appointment in accordance with the provisions hereof.
          6.8 Meetings of Members.
     (a) Meetings. The Members will have an annual meeting as may be established by the Managing Member. The Members will have such special meetings as are called in accordance with the provisions of this Agreement. Any annual or special meeting of the Members is to be held at such place as may be designated by the Managing Member or in a waiver of notice executed by all Members, If there is a failure to designate a place for any such meeting, the same is to be held at the principal place of business of the Company. The annual meeting of the Members is to be held each year within sixty (60) days of the beginning of the Fiscal Year for the transaction of such other business as may come before the meeting. Special meetings of the Members may be called at any time by the Managing Member or by Members possessing not less than one-third of the Percentage Interests and are to be held on such dates and at such times as are set forth in the notice calling the meeting.
     (b) Quorum. A majority of ail the Percentage Interests represented in person or by proxy at such meeting constitutes a quorum of Members for all purposes. Less than such quorum has the right to adjourn the meeting to a specified date not longer than ninety (90) days after such adjournment, with notice of such adjournment to Members to be given in the manner for special meetings of the Members. Except where the affirmative vote of all of the Members or unanimous agreement of the Members is required herein, the act of a majority (computed with reference to Percentage Interests) of the Members present at any duly called meeting at which a quorum of Members is present is the act of the Members.
     (c) Notice of Meetings. Written or printed notice of each meeting of Members stating the place, day and hour of the meeting and, in the case of special meetings, the purpose or purposes for which the meeting is called must be delivered or given: (i) in the case of regular meetings, not less than ten (10) nor more than forty (40) days before the date of the meeting; and (ii) in the case of special meetings, not less than five (5) Business Days nor more than thirty (30) days before the date of the meeting; in each case either personally or by mail. Notice of an annual meeting of the Members is to be given by the Company, Notice of a special meeting of the Members is to be given by the Company or the Member calling the meeting. Any notice required by this Section may be waived by the Members by signing a waiver of notice before or after the time of such meeting and such waiver is equivalent to the giving of such notice.
     (d) Designated Representative(s). Each Member shall designate in writing to the Company and the other Members the names of up to two (2) officers, directors, partner’s, members, employees or other affiliates of the Member who are to serve as the “Designated Representatives” of the Member at all meetings and in all votes, consents and approvals of the Members required pursuant to this Agreement. The designated individual(s) shall be the official Designated Representative(s) of the designating Member. One of such Designated Representatives shall be the primary voting representative of the Member and the other (if any) shall be the alternative voting representative. Both Designated Representatives of a Member may attend meetings of the Members, but only one (1) Designated Representative shall cast the Member’s official vote on any matter. The initial Designated Representatives of the entity Members are as follow:

Cyprus	T.L. Bethel
Vice President, Cyprus

Tom Benner
Vice President Operations Underground,
Peabody Midwest Group

Armstrong	Kenneth Allen
Vice President Operations,
Armstrong

Martin Wilson
President,
Armstrong
If neither Designated Representative of a Member is able to attend a particular meeting of the Members, such Member may designate in writing another officer, director, partner, member, employee or affiliate of the Member to have voting privileges for that specific meeting. A Member may change either or both of its Designated Representatives at any time by giving written notice thereof to the Company and the other Members.
     (e) Informal Action by Members. Any action required by this Agreement to be taken at a meeting of the Members, or any action which may be taken at a meeting of the Members, may be taken without a meeting if all of the Members sign written consents that set forth the action so taken. Such consents have the same force and effect as a unanimous vote of the Members at a meeting duly held. The Company is to file such consents with the minutes of the meetings of the Members.
     (f) Tele-Participation in Meetings. Members may participate in a meeting of the Members by means of a conference telephone or similar communications equipment whereby all individuals participating in the meeting can hear each other. Participation in a meeting in this manner constitutes presence in person at the meeting.
     7. Management of the Company.
          7.1 Board of Managers. The management of the Company is vested in a Board of Managers consisting initially of four (4) individuals acting as Managers (individually a “Manager” and collectively the “Managers”) of the Company, two (2) selected by Armstrong (or its successor or permitted assign) and the other two (2) selected by Cyprus (or its successor or permitted assign). Initially, Armstrong selects Kenneth Allen, Vice President of Operations of Armstrong and Martin Wilson, President of Armstrong as its representatives on the Board of Managers and Cyprus selects T. L. Bethel, Vice President of Cyprus and Tom Benner, Vice President Operations Underground, Peabody Midwest Group as its representatives on the Board of Managers. Except as provided herein, the decisions of the Board of Managers shall be binding upon the Company and may be relied upon by other persons or entities. A Manager may at any time be changed or removed and replaced by the Member which has appointed such Manager, but not by any other Member. In the event that Armstrong or Cyprus (or such party’s successor or permitted assign) ceases to be a Member, the Managers appointed by such Member shall be removed at such time and replaced by the affirmative vote of all of the Members. Except as set forth in Section 3.2 and Section 7.12(e), the Board of Managers shall act solely upon the majority consent of all of the Managers, which requires an affirmative vote of at least three (3) of the four (4) Managers, including the affirmative vote of at least one (1) Manager appointed by each of Armstrong and Cyprus, and each Manager shall have one (1) vote. No Manager shall be required to devote all of such Manager’s time or business efforts to the affairs of the Company but shall devote so much of such Manager’s time and attention to the Company as is reasonably necessary and advisable to manage the affairs of the Company to the best advantage of the Company. The Managing Member is hereby authorized to execute, in such capacity, all documents and agreements that do not require consent of the Board of Managers, For documents and agreements that require such consent, the Board of Managers may, in connection with its approval thereof, authorize the Managing Member and/or all or less than all of the Managers to execute any and all documents necessary or convenient to carry out those actions approved by a majority of the Managers, If the Board of Managers approves executing a document or agreement without specifically authorizing signers, then the Managing Member and each of the Managers, acting individually, may execute such document or agreement on behalf of the Company. The Company shall enter into a Management Agreement (the “Management Agreement”) which shall initially engage Armstrong to be the manager of the Company’s day-to-day operations and the development of the Project, in accordance with the terms and conditions contained in the Management Agreement and this Agreement. Pursuant to the terms of this Agreement Armstrong shall serve as the Managing Member until the occurrence of a Triggering Event or is removed by the Board of Managers, at which time Cyprus shall have the authority, in its sole discretion, to assume the position of Managing Member without consent or action from any other Member or the Board of Managers and shall also have the authority, in its sole discretion, to assume the position of manager under the Management Agreement, both elections being entirely independent from the other.
          7.2 Authority and Duties of the Managing Member. Except for Major Decisions, the Managing Member shall have authority over and control and management of the day-to-day affairs of the Company, including, without limitation, the authority to carry out the duties set forth in Section 7,6, below. The Managing Member shall be appointed by the Board of Managers and may be removed by the Board of Managers, with or without cause. The initial Managing Member shall be Armstrong. Armstrong shall remain the Managing Member until the occurrence of a Triggering Event or removed by the Board of Managers acting upon the majority consent of all of the Managers, Without limiting the foregoing, the Managing Member shall have all of the following specific rights and powers to implement the business and affairs of the Company:
     (a) Execute and deliver contracts and other agreements necessary to conduct the efficient and safe day to day operations of the Project and to facilitate the development of the Project and in the ordinary course of business;
     (b) Retain or employ and coordinate the services (both on site and off site) of employees, independent contractors, supervisors, accountants, attorneys and other persons necessary or appropriate to carry out the business and purposes of the Company, subject to the provisions of Section 7,4(d);
     (c) Pay all debts and other obligations of the Company, to the extent that funds of the Company are available therefor;

     (d) Execute for and on behalf of the Company, and with respect to the Project, all such applications for permits and licenses as the Managing Member deems necessary and advisable;
     (e) Perform all ministerial acts and duties relating to the payment of all indebtedness, taxes, and assessments due or to become due with regard to the Project, and to give and receive notices, reports, and other communications arising out of or in connection with the ownership, indebtedness, or maintenance of the Project; and
     (f) Take such other actions or execute such other documents or agreements on behalf of the Company that do not expressly require the consent of the Board of Managers or the Members hereunder.
          7.3 Delegation of Duties. The Managing Member may delegate such authority and duties as the Managing Member deems advisable, excluding any authority or duty which the Act requires to be exercised by the Members or which is a Major Decision. Any delegation pursuant to this Section may be revoked at any time by the Managing Member,
          7.4 Major Decisions. Notwithstanding Sections 7,2 and 7.6, the Managing Member, on behalf of the Company, may not enter into or conduct any of the following transactions (“Major Decisions”) without the majority consent of the Board of Managers:
     (a) admit a Person as a Member except as provided in this Agreement;
     (b) change the status of the Company from one in which management of the Company is vested in managers to one in which management of the Company is vested in the members and vice versa;
     (c) assign the Company’s property in trust for creditors or on the assignee’s promise to pay the Debts of the Company;
     (d) select, retain or employ any attorneys or legal advisors to institute or defend any claims, litigation or other legal proceeding brought by or brought on behalf of or against the Company, in which the amount in controversy exceeds $250,000.00;
     (e) institute or settle any litigation, arbitration or other legal proceeding by or on behalf of the Company, or confess a judgment against the Company, in which the amount in controversy exceeds $250,000.00, except that the Managing Member, without consent of the Board of Managers, may negotiate and settle disputes on behalf of the Company with the Mine Safety and Health Administration (MSHA), with authority to commit the Company to pay any associated fines, costs or other liabilities in an aggregate amount of $1,000,000.00 in any given Fiscal Year;
     (f) sell, convey, lease, assign, exchange or otherwise dispose of any real property or any combination thereof or any other material asset of the Company with a fair market value in excess of $250,000.00 in the aggregate during any Fiscal Year without consent of the Board of Managers, provided, however, that the Managing Member shall have the authority to sell, transfer, dispose, abandon or lease any movable equipment in the ordinary course of business which are no longer necessary or required in the conduct of the Company’s business;

     (g) borrow money in the name of the Company in excess of $250,000.00 in the aggregate during any Fiscal Year which is not included within the approved Project Budget for that Fiscal Year or issue evidences of indebtedness of the Company, or refinance, recast, modify or extend the same, or secure the same by mortgage, deed of trust, pledge or other Lien;
     (h) commit to make, or make, any expenditure (including Capital Expenditures) in excess of $250,000.00 in the aggregate during any Fiscal Year which is not included within the approved Project Budget for that Fiscal Year;
     (i) acquire by purchase, lease or otherwise, any real property in excess of $250,000.00 in the aggregate during any Fiscal Year which is not included within the approved Project Budget for that Fiscal Year or make any investment in securities or any ownership or controlling interests in any corporation, partnership, limited partnership, limited liability company or other Person;
     (j) possess any property of the Company, or assign the rights of the Company in specific property, for other than a Company purpose;
     (k) approve the Project Budget for each Fiscal Year and any amendments thereto;
     (1) cause the Company to enter into one or more transactions with a Member (other than in its capacity as a Member) or an Affiliate of a Member except as otherwise specifically permitted hereunder and in the Management Agreement;
     (m) change the name of the Company at any time;
     (n) form, organize, acquire, sell, dispose of, reorganize or liquidate a Subsidiary;
     (o) to make any loan or advance to other Persons in excess of $10,000.00 to any such Person (including Members and Affiliates of Members) or in excess of $50,000.00 in the aggregate during any Fiscal Year, other than (i) trade credit extended on usual and customary terms in the ordinary course of business; and (ii) investments of Company cash in certificates of deposit, treasuries, high-grade commercial paper or similar investment products;
     (p) enter into any modification of the Management Agreement or. Sales Representation Agreement; or
     (q) enter into or modify any lease or agreement between the Company and the Managing Member or any of its Affiliates except to the extent permitted under the Management Agreement.
          7.5 Actions Requiring Unanimous Approval of Members. Notwithstanding Sections 7.1, 7.2, 7.4 and 7,6, neither the Company, the Managers, the Managing Member nor any other Member may, without the unanimous consent of all the Members, do any of the following:
     (a) any act materially in contravention of this Agreement;
     (b) amend this Agreement or the Certificate;

     (c) approve a merger or consolidation of the Company with another Person;
     (d) modify, compromise or release the amount and character of the Scheduled Capital Contributions which a Member is to make or promises to make hereunder;
     (e) any act which would make it impossible to carry on the ordinary business of the Company;
     (f) to dissolve or wind up the Company, except as otherwise expressly provided in this Agreement; or
     (g) any and all elections required or permitted to be made by the Company under the Code.
          7.6 Managing Member’s Duties. The Managing Member shall be responsible for the good faith performance of the following functions in a commercially reasonable manner consistent with practices found in the development of properties similar to the Project:
     (a) Protect and preserve the title and interest of the Company with respect to the Project and other assets now or hereafter owned by the Company;
     (b) Pay from the funds of the Company in a business-like manner all taxes, assessments and other obligations associated with the Project;
     (c) Prepare and implement the Project Budget as modified from time to time in accordance with the terms of this Agreement;
     (d) Report to the Managers on a quarterly basis regarding the status of the development of the Project and compliance with the Project Budget for that Fiscal Year;
     (e) Negotiate, enter into and supervise the performance of contracts covering all aspects of development of the Project; provided however, that the Sales Representation Agreement shall control the conduct of the parties regarding the sale and marketing of coal from the Project and the Management Agreement shall control the conduct of the parties regarding the day to day management and development of the Project;
     (f) Keep all books and accounts and other records required by the Company, including detailed information regarding all expenditures, preserve and store in a safe place all such books and records for at least a seven (7) year period after termination of each fiscal year; and permit the Members, or any person designated by any Member, with reasonable advance notice and at reasonable times to examine or audit the books, records and accounts relating to the Company, including but not limited to the assets of the business of the Company’s contractual obligations and forecast for performance by the Company;
     (g) Cause an annual financial statement to be prepared by a firm of certified public accountants of recognized standing, which financial statements shall be audited if required by any Member;
     (h) Pay from funds of the Company all obligations of the Company;

     (i) Maintain all funds of the Company in financial institutions of recognized credit standing or in certificates of deposit, treasuries, high-grade commercial paper or similar products;
     (j) Supervise all matters coming within the terms of this Agreement, including direct observation, inspection and supervision of the development of the Project and production of coal therefrom in a safe and efficient manner;
     (k) Develop, manage and operate the Project in a commercially reasonable and safe manner, which includes but is not limited to 1) submitting the appropriate applications for encroachment permits to mine the Kentucky #8 seam of coal under (i) state and federal highways, including the Wendell Ford Parkway (f/k/a Western Kentucky Parkway), and (ii) the Paducah and Louisville Railway, and 2) obtaining satisfactory opinions of title on all coal tracts prior to entering upon or mining upon such tracts;
     (1) Acquire appropriate insurance for the Company and the Project in amounts determined by the Managing Member in consultation with the Board of Managers;
     (m) Supervise the management of the Project and the production of coal therefrom;
     (n) No later than one hundred twenty (120) days prior to the end of the Fiscal Year, the Managing Member shall start the budgetary process for the next Fiscal Year and no later than ninety (90) days prior to the end of the Fiscal Year shall prepare and deliver to the Members and Managers the projected annual Project Budget of the Company which itemizes projected sources of revenue and anticipated expense items for the next Fiscal Year;
     (o) No later than ninety (90) days after the end of the Fiscal Year, the Managing Member shall prepare a business report (“Annual Business Report”) of the past Fiscal Year, The Annual Business Report shall be delivered to the Members to advise and inform each Member of the current status of the Project. The Annual Business Report shall include: (i) description of activities taken place during the past Fiscal Year; (ii) an annual income statement; (iii) a marketing plan for the next Fiscal Year; (iv) a coal production schedule; and (v) any other information that the Members reasonably request be included in the Annual Business Report;
     (p) The Managing Member shall cause all required Federal, state and local income, franchise, property and other tax returns of the Company, including information returns, to be timely filed with the appropriate office of the relevant taxing jurisdiction or agency. With respect to the Federal and state income tax returns of the Company, the Company shall submit to each Member drafts of the proposed returns as soon as possible, but in no event later than March 15 of each year, to permit review and approval of such returns by each Member prior to filing. All expenses incurred in connection with such tax returns and information returns, as well as for the Annual Business Report referred to in Section 7.7(o) hereof, shall be expenses of the Company;
     (q) No later than one hundred eighty (180) days after formation of the Company, the Managing Member shall cause all tracts being subdivided by the “New Division Line”, or subdivided for any other reason, to be surveyed and to obtain a legal description and survey plat of said tracts. The survey plat shall be recorded and the legal description used in the Special Warranty Deed from Armstrong to the Company; and
     (r) In general, supervise the business and affairs of the Company for the benefit of the Members.
          7.7 Exclusion Areas. Notwithstanding any other provision of this Agreement, the Company may not mine or enter upon any portion of the Kentucky #8 seam of coal situated within the “No Mining Boundary” depicted on the map attached hereto and incorporated herein by reference as Exhibit C (herein referred to as the “Exclusion Areas”) without the prior written consent of Cyprus granting the Company the right to mine or enter upon all or any portion of the Exclusion Areas. The granting of any such consent shall be within the sole discretion of Cyprus and its refusal to provide any such consent shall not constitute a failure by Cyprus to remit its initial capital contribution or otherwise constitute a material act in contravention of this Agreement. The Company shall subordinate its interests in the coal reserves located within the Exclusion Areas upon request of the surface owner or its lessee of those areas. In the event Cyprus, in its sole discretion, grants consent to lift the prohibition against mining within the Exclusion Areas, the Company shall have the first right to mine the Kentucky #8 seam of coal situated within the No Mining Boundary.
          7.8 Development and Due Diligence Expenses. Each party shall bear its own costs and expenses for developing the Project and its own due diligence activities until this Agreement is executed.
          7.9 Conflicts of Interest. The pursuit of other ventures and activities by the Members, Managers and Managing Member are hereby consented to by the Members and shall not be deemed wrongful or improper. No Member, Manager or Managing Member shall be obligated to present any particular investment opportunity to the Company, even if such opportunity is of a character which, if presented to the Company, could be taken by the Company. The Company may enter into agreements with a Member, or an affiliate of a Member, to provide other services to the Company; provided such agreement must be at competitive rates and terms and, if applicable, approved by the Board of Managers in accordance with Section 7.4.
          7.10 Indemnification.
          (a) Indemnities and Indemnifiable Claims. The Company shall indemnify and hold harmless any Indemnitee, from and against any claim, loss, damage, liability, or reasonable expense (including reasonable attorneys’ fees, court costs, and costs of investigation and appeal) actually incurred by any such Indemnitee by reason of, or arising from, the operations, business, or affairs of, or any action taken or failure to act on behalf of, the Company, except to the extent any of the foregoing (A) is determined by final, nonappealable order of a court of competent jurisdiction (or by any other means approved by the Board of Managers) to have been primarily caused by any fraud, breach of fiduciary duties established under this Agreement, gross negligence or willful misconduct of such person or (B) is actually incurred as a result of any claim (other than a claim for indemnification under this Agreement) asserted by the Indemnitee as plaintiff against the Company; provided that if (for purposes of clause (A) immediately above) the fraud, breach of fiduciary duties established under this Agreement, gross negligence or willful misconduct of any person claiming indemnification shall consist of a conviction of or plea of no contest to a felony, then such person shall not be entitled to indemnification unless it is determined, by final, nonappealable order of a court of competent jurisdiction (or by any other means approved by the Board of Managers), that indemnification should be granted in whole or part.
          (b) Advancement of Expenses, Unless a determination has been made (by final,

nonappealable order of a court of competent jurisdiction or by any other means approved by the Board of Managers) that indemnification is not required, the Company shall, upon the request of any Indemnitee and except for any claim of the type described in clause (B) of Section 7.10(a) of this Agreement, advance or promptly reimburse such Indemnitee’s reasonable costs of investigation, litigation, or appeal, including reasonable attorneys’ fees; provided that the affected Indemnitee shall, as a condition of such Indemnitee’s right to receive such advances and reimbursements, undertake in writing to promptly repay the Company for all such advancements or reimbursements if a court of competent jurisdiction determines, by final, nonappealable order, that such Indemnitee is not then entitled to indemnification under this Section 7.10. The written undertaking described in the immediately preceding sentence to repay the amount paid or reimbursed to an Indemnitee by the Company must be an unlimited general obligation of the Indemnitee but need not be secured and it may be accepted without reference to financial ability to make repayment,
          7.11 Tax Matters Partner. Armstrong shall be designated, as the tax matters partner of the Company pursuant to §623 l(a)(7) of the Code, Any Member designated as tax matters partner shall take such action as may be necessary to cause each other Member to become a notice partner within the meaning of §6223 of the Code. The Company shall indemnify the tax matters partner of the Company from and against any and all judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable expenses, (including without limitation attorneys fees) actually incurred by such Member in performing its duties as the tax matters partner of the Company; provided that the Company shall not be liable to any Person acting as the tax matters partner of the Company for any portion of such judgments, penalties, fines, settlements or reasonable expenses resulting from such persons gross negligence or willful misconduct.
          7.12 Meetings of the Board of Managers.
     (a) Meetings. The Board of Managers will have an annual meeting and such quarterly meetings as may be established by the Company. The Board of Managers will have such special meetings as are called in accordance with the provisions of this Agreement, Any annual, quarterly or special meeting of the Board of Managers is to be held at such place as may be designated by the Company or in a waiver of notice executed by all Managers. If there is a failure to designate a place for any such meeting, the same is to be held at the principal place of business of the Company. The annual and quarterly meetings of the Board of Managers is to be held each year within sixty (60) days prior to the beginning of the Fiscal Year, but in no event prior to the time the Managing Member delivers the projected annual Project Budget of the Company to the Managers and the Members pursuant to Section 7.7(n), for the establishment of the Project Budget and the transaction of such other business as may come before the meeting. Special meetings of the Board of Managers may be called at any time by the Company or by a Manager and are to be held on such dates and at such times as are set forth in the notice calling the meeting.
     (b) Quorum. A Manager appointed by Cyprus and a Manager appointed by Armstrong attending such meeting constitutes a quorum of Managers for all purposes, and no quorum shall exist unless a Manager appointed by both Cyprus and Armstrong shall be in attendance.
     (c) Notice of Meetings. Written or printed notice of each meeting of the Board of Managers stating the place, day and hour of the meeting and, in the case of special meetings, the purpose or purposes for which the meeting is called must be delivered or given: (i) in the case of regular meetings, not less than ten (10) nor more than forty (40) days before the date of the meeting; and (ii) in the case of special meetings, not less than five (5) Business Days nor more than thirty (30) days before the date of the meeting; in each case either personally or by mail. Notice of an annual meeting of the Board of Managers is to be given by the Company. Notice of a special meeting of the Board of Managers is to be given by the Company or the Manager calling the meeting. Any notice required by this Section may be waived by the Managers by signing a waiver of notice before or after the time of such meeting and such waiver is equivalent to the giving of such notice.
     (d) Proxies. A Manager may vote at any meeting either in person or by proxy executed in writing by the Manager or its duly authorized attorney in fact. Such proxy must be filed with the Company before or at the time of the meeting. No proxy is valid after 11 months from the date of execution unless otherwise provided in the proxy.
     (e) Informal Action by Managers. Any action required by this Agreement to be taken at a meeting of the Board of Managers, or any action which may be taken at a meeting of the Board of Managers, may be taken without a meeting if all of the Managers sign written consents that set forth the action so taken. Such consents have the same force and effect as a unanimous vote of the Managers at a meeting duly held. The Company is to file such consents with the minutes of the meetings of the Board of Managers.
     (f) Tele-Participation in Meetings. Managers may participate in a meeting of the Board of Managers by means of a conference telephone or similar communications equipment whereby all individuals participating in the meeting can hear each other. Participation in a meeting in this manner constitutes presence in person at the meeting.
     8. Transfers of Interests; Admission.
          8.1 Transfer Restrictions. Except as otherwise set forth in this Section 8, no Member may sell, assign, transfer, pledge, hypothecate or otherwise dispose of its Member Interest unless unanimously approved by the Members, including, without limitation, a Member’s distributional interest as described in §18-702 of the Act (“Distributional Interest”). Any transfer of a Member’s interest in violation of this Agreement shall be void and of no effect; provided, however, that Armstrong shall be permitted to pledge its Distributional Interest only to PNC Bank or the successor agent of the existing PNC credit facility or successor primary lender to Armstrong (“Lender”). Notwithstanding the foregoing [imitations, the parties acknowledge and agree that, under the limited circumstances set forth in Section 8.7, the Lender shall have the right to sell and transfer all of Armstrong’s Member Interest (not limited to its Distributional Interest) upon compliance with the provisions of Section 8.7,
          8.2 Right of First Refusal. If a Member receives a bona fide offer (“Offer”) which the Member (“Selling Member”) proposes to accept, whether or not solicited, to sell or otherwise dispose of its entire Member Interest in the Company, then the Selling Member shall furnish to the non-selling Member written notice of the receipt of the Offer together with the principal terms and conditions of the sale, including the minimum price (“Sale Price”) at which such interest is proposed to be sold, and a statement as to the identity of the real party in interest making the Offer. The non-selling Member, shall then have the right to purchase the Member Interest (“Offered Interest”) proposed to be sold by the Selling Member upon and subject to the terms and conditions as set forth in this Section 8.2. This Section 8.2 shall not apply to any sale pursuant to the procedures of Section 8.7.
     (a) The price at which the Offered Interest may be purchased shall be the price contained in the Offer. If the price contained in the Offer shall consist (in whole or in part) of consideration other than cash, payable at the closing thereof or at a later date, the cash equivalent fair market value of such other consideration shall be included in the price at which the Offered Interest may be so purchased.
     (b) The non-selling Member shall have sixty (60) days after receipt of the notice to elect to purchase the Offered Interest. The purchase transaction (unless otherwise agreed to with third-party purchasers) shall be consummated at a closing to be held at the principal executive offices of the Company, or at such other location as may be agreed by the parties, within sixty(60) days following the date of the non-selling Member’s election to purchase the Offered Interest. At the closing, unless otherwise stipulated in the Offer, the non-selling Member shall deliver to the Selling Member the full purchase price against delivery of an instrument appropriately transferring the Offered Interest sold thereby.
     (c) If the non-selling Member does not elect to purchase the Offered Interest, then the Selling Member may accept the Offer and, pursuant thereto, sell the Offered Interest and, notwithstanding anything to the contrary contained herein (including, without limitation, Section 8.5 hereof), upon such sale of the Offered Interest and the execution by the transferee of this Agreement, the transferee shall become a Member of the Company. However, if the Selling Member does not sell the Offered Interest pursuant to the Offer within ninety (90) days after the termination (by passage of time or otherwise) of the rights of first refusal created under this Section 8.2, the Selling Member may not thereafter transfer the Offered Interest, without again complying with the provisions of this Section 8.2.
          8.3 Buy-Sell Option. Except under circumstances where the procedures set forth in Section 8.7 applies following a Foreclosure Assignment (as defined below), upon the occurrence of any of the following events, each Member shall have the right of purchase and sale provided by this Section 8.3 to be exercised by a Member (“Electing Member”) by delivering a written notice (“Election Notice”) to the other Member (“Notice Member”):
     (a) a Member or the Managing Member seeks in good faith for approval for an action that requires approval of the Board of Managers or the Members pursuant to Section 3.2, Section 6.2, Section 7.4(g), or Section 7.5, and the Board of Managers or the Members, as applicable, reach a full and final deadlock on whether to approve the requested action after attempting in good faith to negotiate a mutually agreed outcome;
     (b) the Notice Member, acting as a Managing Member or Member, or any Manager appointed by the Notice Member takes any action or transaction described in Section 7.4 or 7.5 without the consent of the Board of Managers or Members, as applicable;
     (c) the Notice Member has breached the Representations and Warranties in Section 6.1;
     (d) the Notice Member has breached Section 6.3;
     (e) the Notice Member has breached its duties and obligations set forth in Section 6.6(a),(b) or (c);
     (f) a Member other than the Managing Member elects to exercise this provision pursuant to the provisions set forth in Section 6.6(e);
     (g) a Change of Control with respect to either Member occurs; or

     (h) the voluntary election of either Member at any time on or after January 1, 2020.
Such Election Notice shall state a dollar amount equal to the value placed by the Electing Member on all of the issued and outstanding membership interests in the Company, calculated on a pari passu basis taking into consideration the relative equity interest of the Electing Member, and shall constitute an irrevocable offer by the Electing Member either to purchase all, but not less than all, of the Member Interest in the Company of the Notice Member from the Notice Member, or to sell all, but not less than all, of the Electing Member’s Member Interest in the Company to the Notice Member. The purchase price at which the Member Interest of any Member is purchased and sold under this Section 8.3 shall be the value for all of the interests in the Company, as stated in the Election Notice, multiplied by the selling Member’s Percentage Interest in the Company.
     (i) For a period of time not exceeding sixty (60) days from the receipt of the Election Notice by the Notice Member (“Consideration Period), the Notice Member shall have the right to elect to purchase all of the Electing Member’s Member Interest in the Company by providing written notice (“Purchase Notice”) to the Electing Member of the Notice Member’s intent to purchase the Electing Member’s Member Interest. If the Notice Member does not provide the Purchase Notice to the Electing Member within the above referenced sixty (60) day time period, the Notice Member shall become obligated to sell its Member Interest in the Company to the Electing Member.
     (ii) The closing of the purchase and sale shall occur within sixty (60) days from the earlier of the expiration of the Consideration Period, or the date the Electing Member receives a Purchase Notice from the Notice Member. In either event, at the closing of the purchase and sale transaction described in this Section 8.3, the purchase price must be paid in cash (either by certified check or by wire transfer), unless otherwise agreed upon by the Electing Member and the Notice Member.
     (iii) At the closing on the sale of a Member’s Member Interest pursuant to this Section 8.3, there shall be a final accounting among the Members with respect to all amounts due them from the Company. With respect to the indebtedness and obligations for which any Member is responsible, the purchasing Member shall, as a condition to closing (but said condition may be waived in writing by the selling Member), cause the repayment of such indebtedness. The Members agree, upon request of any other Member, to execute such certificates or other documents and perform such other acts as may be reasonably requested by such requesting Member from time to time in connection with such sale.
          8.4 Completion of Sale. If a Member becomes obligated to sell its Member Interest in the Company pursuant to Sections 8.2 or 8.3 of this Agreement, each Member covenants and agrees that it will take such actions and execute such instruments of transfer and other documents as reasonably requested by the other Member to further evidence and complete the sale of the Member’s Member Interest, Additionally, as a condition precedent to the consummation of the sale of the Percentage Interest, a purchasing Member must arrange for the complete release of all guarantees provided by the selling Member as security for indebtedness of the Company.
          8.5 Admissions. All transfers of an interest in the Company by a Member shall entitle the transferee only the rights afforded a transferee of a Distributional Interest pursuant to § 18-702 of the Act except as otherwise expressly provided herein. These rights are the rights to receive allocations and distributions to which the transferring Member would otherwise have been entitled, but shall not allow the transferee any additional rights, nor shall the transferee become a Member of the Company upon such transfer. The transferee shall only become a Member of the Company by receiving the written consent of all Members of the Company and executing this Agreement. The consent of the Members to admit any transferee of a distributional interest into the Company shall be given in the sole and absolute discretion of each Member.
          8.6 Distributions and Allocations in Respect to Transferred Interests. If any Member’s interest is sold, assigned or transferred, or any Person is otherwise admitted as a Member during any Fiscal Year in compliance with the provisions of this Agreement, net profits, net losses, each item thereof, and all other items attributable to such interest for such Fiscal Year shall be allocated among the Members by taking into account their varying interests during such Fiscal Year in accordance with Code §706(d). Unless otherwise required by the applicable treasury regulations, such sale, assignment, transfer or admission shall be deemed to have occurred at the end of the calendar month during which such event shall have actually occurred, and such allocations shall be determined and made pursuant to a pro forma closing of the books of the Company as of the end of such month. With respect to a transferred Member’s interest or any interest therein, all distributions on or before the deemed date of such transfer shall be made to the transferor and all distributions thereafter shall be made to the transferee. The Company shall not incur any liability for making allocations and distributions in accordance with this provision.
          8.7 Right of First Offer and Sale Procedure Following Foreclosure by Armstrong’s Lender. The procedures of this Section 8.7 shall apply only in the event Armstrong’s interest has been assigned to Lender or its designee (“Lender Interest Holder”) upon the exercise of Lender’s default remedies pursuant to the pledge referenced in Section 8.1 (such event being referred to as a “Foreclosure Assignment”), it being understood that any such Lender Interest Holder’s are limited to that of the holder of a Distributional Interest and the Lender or its designee or assignee may acquire all rights and attributes of Armstrong’s Membership Interest in the Company only pursuant to the procedures of this Section 8.7.
(a) If, at any time, the Lender Interest Holder proposes to initiate a sale of Armstrong’s Member Interest to a third party, it shall provide written notice of such intention to Cyprus (“Election Notice”), and Cyprus shall have a right of first offer to purchase Lender Interest Holder’s Percentage Interest for a price equal to the Fair Value for all the Member Interests in the Company multiplied by the Lender Interest Holder’s Percentage Interest in the Company (the “Offer Price”),
(b) As used herein, “Fair Value” shall mean the fair market value of the entire Company, as determined by the following process. The parties shall have a period of 60 days following the date of the Election Notice in which to agree on the Fair Value of the Company, which period may be extended by mutual consent, which consent shall not be unreasonably withheld. If they are unable to so agree during such 60-day period (as such period may be extended by mutual consent), then the parties shall submit in writing to the other a list of three neutral and impartial mining valuation consultants. The first name that matches on both lists shall be retained to determine the Fair Value of the Company. If there are no matches on the lists, the parties shall submit new lists of three names within two business days, and this process shall continue until an appraiser is selected. The selected appraiser shall have a period of sixty (60) days (which 60-day period shall be extended if the appraiser believes it is necessary to complete its appraisal) in which to render the appraisal and provide each of the parties with a copy, which appraisal shall be final and binding upon all the parties. All parties agree to give the appraiser full access to the mining operations, mine management and all requested financial, business and operational information that the appraiser may reasonably request.
(c) The period beginning on the date on which the Fair Value is determined (whether by mutual agreement or by appraisal) and lasting for 180 days thereafter shall constitute the “Sale Period.” For the first thirty (30) days of the Sale Period, Cyprus shall have the option to elect to purchase all of the Lender Interest

Holder’s Percentage Interest for the Offer Price (the “Right of First Offer”). If Cyprus does not deliver notice of its election to purchase within such 30-day period, Lender Interest Holder shall have the right to sell Lender Interest Holder’s Percentage Interest to any other Person, so long as the total purchase price is not less than 90% of the Offer Price; however, if, during the Sale Period, Lender Interest Holder notifies Cyprus in writing of a proposed sale of Lender Interest Holder’s Percentage Interest for a total purchase price less than 90% of the Offer Price, which notice (the “ROFR Notice”) shall include a description of the principal terms and conditions of the sale, then Cyprus shall have the right to elect to purchase the interest at the price identified in the ROFR, which election shall be delivered within 60 days of the date of its receipt of the ROFR Notice, and if Cyprus shall fail to timely deliver written notice of its election to purchase, then Lender Interest Holder may sell its Percentage Interest on the price and on the terms set forth in the ROFR Notice, so long as such sale is completed within 120 days after the date of Cyprus’ receipt of the ROFR Notice. Any sale by Lender Interest Holder that conforms with the provisions of this Section 8.7 shall be effective to vest in the purchaser all Member Interest rights relating to the Percentage Interest sold, and such purchaser shall automatically become a Member of the Company upon such transfer upon such the purchaser executing an agreement agreeing to be bound by the terms of this Agreement. If, however, Lender Interest Holder does not consummate the sale during the Sale Period (or, as applicable, within 120 days from the date of Cyprus’ receipt of the ROFR Notice), then the Right of First Offer shall apply to any subsequent sale by Lender Interest Holder.
(d) If Cyprus elects to exercise the Right of First Offer or its rights upon receipt of an ROFR Notice, the closing of the sale shall occur within 60 days of the start of the Sale Period. Each of Cyprus and Lender Interest Holder covenants and agrees that it will take such actions and execute such instruments of transfer and other documents as reasonably requested by the other to further evidence and complete the sale of the Lender Interest Holder’s Percentage Interest. The provisions of Section 8.6 shall apply to the interest being transferred. The purchase price shall be paid in cash unless the parties mutually agree otherwise, and the Lender Interest Holder’s interest shall be free and clear of any liens and encumbrances.
     9. Dissolution Acts. The Company shall only be dissolved upon the occurrence of any one of the following events: (i) the completion of the term of the Company as set forth in the Certificate; (ii) written consent of all Members upon exhaustion of the economically mineable coal reserves from the Project; (iii) the sale of all or substantially all of the assets of the Company; (iv) written consent of all Members, or (v) as required by Section 10 below. Except as otherwise agreed to herein below in Section 10, upon dissolution, the Company shall liquidate and distribute its assets in the following priority:
          9.1 First, to pay all debts owed by the Company to non-Members;
          9.2 Second, to pay any outstanding Member Loans;
          9.3 Third, to each Member in accordance with the positive balance of Member’s capital account; and
          9.4 Fourth, to the Members in proportion to each Member’s Percentage Interest.
     10. Withdrawal and Disassociation. Except as otherwise agreed to herein below in this Section 10, no Member shall be allowed to withdraw or disassociate from the Company. Any attempted disassociation or withdrawal by a Member shall be null and void and not recognized by the Company, If an event disassociation occurs for any reason whatsoever, the Company shall not dissolve and the Member causing the disassociation, if any, shall be liable to the Company for such wrongful disassociation. In no event shall the disassociated Member be entitled to have its Percentage Interest purchased by the Company. Notwithstanding any provision of this Agreement, if the Company has not established commercially viable mining operations in the Kentucky #8 seam of coal by January 5,2016, then either Member shall have the right to provide the other

Member with notice of withdrawal from the Company (“Notice of Withdrawal”). Neither Member shall have the right to provide Notice of Withdrawal from the Company prior to January 5, 2016. In the event either Member provides Notice of Withdrawal under this Section due to the Company’s failure to establish commercially viable mining operations in the Kentucky #8 seam of coal by January 5, 2016, the Company shall liquidate all assets of the Company, other than the assets contributed pursuant to the Contribution Schedule identified in Exhibit A hereto and pay all debts or other amounts owed by the Company to: (i) non-Members; then to (ii) pay any outstanding Member Loans; then to (iii) the Members is accordance with the positive balance of their the Member’s capital account; then to (iv) the Members in proportion to each Member’s Percentage Interest. After all amounts identified in subsections (i) through (iii) of the preceding sentence have been paid in full, the Company will distribute the remaining assets identified on Exhibit A hereto to the Member who originally contributed such assets as part of that Member’s Initial Capital Contribution. In the event the Company is unable to satisfy its debts after liquidating all assets other than those identified in Exhibit A hereto, then all remaining assets will be subject to the liquidation and distribution of assets pursuant to Section 9 of this Agreement unless otherwise unanimously agreed to by the Members. Armstrong covenants and agrees that it will not interfere or compete with Cyprus’ primary rights to renegotiate or seek an extension to the Rogers #8 Lease during the Non-interference Period (as defined below). Notwithstanding any disassociation hereunder or stated herein in this Section 10, Armstrong hereby covenants and agrees for itself, its successors and assigns and its and their Affiliates, and any successor owner of any ownership interest in the assets that were contributed by Armstrong under Section 3 hereof, including without limitation, the successors in title to the 1,977 acres of surface lands, that it and they will not, during the Noninterference Period (as defined below), seek to or obtain a lease from the Rogers of any coal reserves described in the Rogers #8 Lease of Kentucky #8 Reserves identified on Exhibit A hereto, or accept the assignment of any sublease of the such coal reserves, or take any action which could ultimately lead to the non-development or delayed development of the Cyprus owned Kentucky #8 Reserves either separately, jointly or in conjunction with the Rogers Kentucky #8 Reserves. This covenant and agreement shall survive the disassociation and termination of this Agreement and shall be deemed a covenant running with said land for a period of five (5) years from the date of withdrawal and disassociation or from the date the Company is otherwise dissolved (the “Non-Interference Period”).
     11. Management of Workforce. Managing Member shall have the right, power and obligation to exercise any control over the hiring or supervision of the workforce of the Company, necessary to manage the Company, including, but not limited to, any employment benefits or other terms and conditions of employment for the employees of the Company, Cyprus shall take no part in, and shall have no right, power or obligation with respect to, any matter relating to the hiring of miners; provided, however, that Armstrong shall not hire miners previously terminated by Armstrong without first receiving consent from the Board of Managers. The Managing Member shall provide written notification to the Board of Managers of the lateral transfer miners from Armstrong’s other operations to the Company within thirty (30) days of such transfer.
     12. Applicant Violator System. Each Member represents and warrants that such member, its officers, shareholders, members, subsidiaries, affiliates and any other entity that can be attributed to it under the “ownership and control” regulations issued by the office of Surface Mining (collectively, “Member Entities”) are not currently permit blocked under the Surface Mining Control and Reclamation Act of 1977 (“SMCRA”). No Member will allow to exist any violation of SMCRA or any comparable state law at any operation of a Member Entity that would cause any other Member or its Member Entities to be permit blocked. Any Member Entity which becomes permit blocked under SMCRA or any comparable state law shall provide written notice of such event to the other Members within five (5) days and shall take any and all actions necessary for the removal of such permit block within twenty (20) days’ provided, however, that if the permit block does not then or thereafter adversely affect the other Member(s) (by permit block or otherwise), the permit blocked entity may contest the permit block in good faith and by appropriate legal proceedings, provided further, however, that if the permit block does adversely affect the other Members (by permit block or otherwise), the non-permit blocked Member(s) may (i) undertake to remove the condition causing the permit block, at the permit blocked Member’s expense or (ii) purchase such permit blocked Member’s interest in the Company at the fair market value of such permit blocked Member’s interest.
     13. Relationship with Company.
          13.1 Promotion of Company. Subject to Section 7.9 above, each Member shall use reasonable efforts to promote the activities of the Company and to ensure its success.
          13.2 Information. Subject to any applicable restriction of law, all Members shall be fully and currently informed of the activities of the Company. To the extent that there are any applicable laws or regulations which would have the effect of limiting the right of a Member to be so informed, the other Members) shall use all reasonable efforts to obtain waivers thereof in favor of the Company and the member so limited and, failing the obtaining of such waivers, the Members shall make such arrangements as shall be practicable to preserve the Company the benefits of the contacts or projects to which such secrecy agreements or laws or regulations relate. Each Member shall not, except as required by law and except for disclosure to its officers, directors, employees, shareholders, members, partners, attorneys, accountants, and Affiliates (who shall be bound by the confidentiality provisions of this Agreement), divulge to any person any confidential or proprietary information concerning the business of the Company, including, without limitation, the terms of this Agreement.
     14. Miscellaneous Matters.
          14.1 Offset. Whenever the Company is to pay any sum to any Member, any amounts that the Member owes the Company may be deducted from that sum before payment.
          14.2 Captions. Section and paragraph titles or captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit extend or describe the scope of this Agreement or the intent of any provision hereof.
          14.3 Variation in Pronouns. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons.
          14.4 Governing Law; Severability. This Agreement is governed by and shall be construed in accordance with the law of the State of Delaware. If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other Persons or circumstances is not affected thereby and that provision shall be enforced to the greatest extent permitted by law.
          14.5 Validity. In the event that any provision of this Agreement shall be held to be invalid, the same shall not affect in any respect whatsoever the validity of the remainder of this Agreement.
          14.6 Benefit. Except as herein otherwise provided to the contrary, this Agreement shall be binding upon and inure to the benefit of the Members, their heirs, personal representatives, successors and assigns.
          14.7 Notice. Any notice or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been given and received by the person to whom directed (a) when personally delivered, (b) when sent by telefacsimile, telecopier or similar transmission, at the number of the recipient set forth herein, followed with mailing by regular United States mail, (c) one (1) business day after deposited for overnight delivery with an overnight courier such as Federal Express, Airborne, United Postal Service or other overnight courier service, or (d) three (3) business days after deposited in the U. S. mail, sent by certified mail, postage prepaid, return receipt requested, and such notices are addressed to the person to which directed at the address or facsimile number of which such person has notified the Company and all of the Members. The initial addresses and facsimile numbers of the parties are reflected on the signature page of this Agreement.
          14.8 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement.
          14.9 Entire Agreement/Amendment. This Agreement embodies the entire agreement and understanding of the Members relating to the subject matter hereof and supersedes all prior representations, agreements and understandings, oral or written, relating to such subject matter. This Agreement may be amended only by a written instrument executed by all the Members.
          14.10 Waiver and Consent. No consent or waiver, express or implied, by a Member to or of any breach or default by the other Member in the performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of such other Member of the same or any other obligation of such member hereunder.
          14.11 Legal Fees. Except as otherwise provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby are to be paid by the Member incurring such costs and expenses. In the event the Company or any Member brings suit to construe or enforce the terms hereof, or raises this Agreement as a defense in a suit brought by the Company or another Member, the prevailing Person is entitled to recover its attorneys’ fees and expenses.
          14.12 Waiver of Dissolution under the Act. Any dissolution of the Company shall occur only as provided herein, and each Member hereby waives and renounces its rights, if any, under the Act to seek a court decree of dissolution, to seek the appointment of a liquidator of the Company, and to seek a partition of the Company property.
          14.13 Relationship of the Members. The relationship between the Members shall be limited to the performance of the transactions contemplated by this Agreement and by the Formation Agreement and in accordance with their terms. Nothing herein shall be construed to authorize a Member to act as general agent for the other Member(s).
          14.14 Agreement in Counterparts. This Agreement may be executed in as many counterparts as may be deemed necessary and convenient. Each counterpart when so executed shall be deemed an original, but all counterparts shall constitute one and the same instrument.
[remainder of page blank; signature page follows]

The Members execute this Agreement effective as of the date first above written.

Members:

Cyprus Creek Land Resources, LLC

By:	/s/ T. L. Bethel

Name:	T. L. Bethel

Its:	VP

Official Address:	701 Market Street
St. Louis, MO 83101
Attention: President
Facsimile No: (314) 342-7697

Armstrong Coal Company, Inc.

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson

Its:	President

Official Address:	407 Brown Road
Madisonville, KY 42431
Attention: President
Facsimile No: (270) 821-4245

Company:

Survant Mining Company, LLC

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson

Its:	Managing Member

Official Address:	407 Brown Road
Madisonville, KY 42431
Attention: Vice President
Facsimile No.: (270) 821-4245

Exhibit ‘A’
Contribution Schedule
Scheduled Capital Contributions:
I.           Milestone 1.           Initial Capital (Permitting Phase)
Milestone 1 will occur upon the execution of the Operating Agreement of the Company, the Management Agreement and Sales Representation Agreement. Following the occurrence of Milestone 1, the Company will work to obtain permits for the slope site, the airshaft site, the other surface operations, and the #8 reserves being contributed by Cyprus.
     Contributions:
-Armstrong contributes $30,000 in cash
-Cyprus contributes $30,000 in cash
-Each Member grants rights of entry as necessary to facilitate permitting
II.          Milestone 2
Milestone 2 will occur upon the completion of permitting as determined by the Board of Managers (projected to occur in August 2012). Following the occurrence of Milestone 2, the Company will begin work on slope construction and airshaft construction.
     Contributions:
     -Members to contribute, in proportion to each Member’s Percentage Interest, cash sufficient to complete construction of the mine, including slope, airshafts, coal handling equipment, power drops, communication, rock dust, etc.
     -Members to contribute, in proportion to each Member’s Percentage Interest, cash sufficient for down payments on mining equipment, as determined by the Board of Managers.
     -Armstrong to contribute surface property, equipment, buildings and facilities as follows:
Contribution by Armstrong and/or its Affiliates by deed to the Company of the surface properties (approximately 1977 acres) and improvements (Parkway prep plant) as described on Schedule 1 attached hereto and made a part hereof. PNC Mortgages and financing statements affecting those properties will be released. See Exhibit D for form of deed.
Grant and/or assignment by Armstrong and/or its Affiliates of access and unlimited usage of all waterlines and unlimited withdrawal rights from the any impoundment, reservoir or body of water associated therewith, including but not limited to the Overland Slurry/Water Supply,Lines servicing the Project, with rights of ingress and egress over any surface properties of Armstrong and/or its Affiliates for the purpose of maintaining, reconstructing, modifying or otherwise servicing the waterlines and any impoundment, reservoir or body of water associated therewith, together with the right to permit such facilities.
Conveyance and sublease of all equipment from Armstrong’s Parkway #9 operations, which shall include all substantially all of the owned and leased equipment that is primarily used in connection with Armstrong’s Parkway #9 operations (supporting both surface and underground operations) on Milestone 2 (“Equipment”). At the time of conveyance and sublease of all Equipment, Armstrong shall prepare complete exhibits to be attached as exhibits to the Bill of Sale and Sublease attached hereto in Exhibit D, All owned Equipment shall be by bill of sale. Conveyance of leased Equipment shall be by means of a sublease whereby the Company will receive the benefit of use of such equipment and the residual interest (if any) in the equipment upon satisfaction of the underlying lease obligations (without mark-up or additional rental owed to Armstrong). The Company will provide Armstrong the first-priority, rent-free right to possess and use all of the Equipment pursuant to a Use Agreement consistent with the terms stated herein and the further terms set forth on Exhibit D. Armstrong shall be responsible to pay all underlying lease obligations for so long as any leased Equipment is being used in Armstrong’s Parkway #9 operations. Pursuant to the Use Agreement, Armstrong shall be responsible to pay all operating costs associated with or arising from operation of Parkway prep plant and Equipment, including but not limited to any utilities and maintenance costs, until such time as the Company begins mining the #8 seam of coal. When the Company begins mining the #8 seam, the Company and Armstrong shall prorate the operation costs of the Parkway prep plant and related Equipment, excluding Equipment dedicated solely to the #9 mining operations, based on their production from both seams. As Armstrong depletes the #9 seam reserves at Parkway and ceases using particular items of Equipment, the Use Agreement shall terminate as to such items, and possession will be delivered to the Company.
Contribution by Armstrong and/or its Affiliates of rights to the Gibraltar Haulroad and Access Road pursuant to a Non-Exclusive Haulroad Easement Agreement.
     -Cyprus to contribute reserves and property rights as follows:
Contribution to the Company by Cyprus and/or its Affiliates of all Kentucky #8 coal reserves located within the Comprehensive Mining Area, now or hereafter owned or leased by Cyprus or its Affiliates, by the Lease and Sublease Agreement described on Exhibit D, all such leased and subleased interests being contributed free from and not subject to any obligations of royalty interests, overriding royalty interests, premiums or rentals to any Person, except for the royalty obligations due to any original Lessor of the subleased interests. Company will reimburse Cyprus for advance royalties paid in 2012 for leased Rogers #8 coal reserves. 1
Contribution by Cyprus and/or its Affiliates of rights to the Gibraltar Haulroad and Access Road pursuant to Non-Exclusive Haulroad Easement Agreements.
III.           Milestone 3
Milestone 3 occurs upon the completion of mine construction as determined by the Board of Managers (projected to occur in August 2013).
     Contributions:
          -Members to contribute, in proportion to each Member’s Percentage Interest, cash sufficient to acquire a full underground unit of equipment as determined by the Board of Managers, which is projected to include two JOY 1415 continuous miners, four BH10 battery haulers, two Fletcher double boom roof bolters, one BF17 JOY feeder, two scoops, two 14 place mantrips, three tow man rides, power distribution equipment, coal handling equipment (headers, etc.) and any other equipment or supplies necessary to operate one split air supersection.
IV.          Milestone 4

1	Upon completion of permitting Cyprus shall acquire a new #8 coal lease from the Rogers to extend the existing 1993 lease and will subsequently sublease those leasehold interests to the Company.

Milestone 4 occurs following the completion of mine construction and prior to mining as determined by the Board of Managers (projected to occur in August 2013). Following the occurrence of Milestone 4, the Company will begin mining the #8 seam.
     Contributions:
          -Members to contribute, in proportion to each Member’s Percentage Interest, cash sufficient to upgrade the Parkway preparation plant to allow for processing of additional tonnage as determined by the Board of Managers. Cost of operation of the preparation plant will be shared on a prorata basis by Armstrong and Survant as long as Armstrong continues to operate in the #9 seam.
VI. TV A Contract. To the extent any coal is sold by the Company under Armstrong’s existing contract with Tennessee Valley Authority, TVA Contract No, 40685, Armstrong shall remit to the Company the net proceeds attributable to the sale of such coal, without mark-up or additional costs or charges to the Company pursuant to a pass-through agreement acceptable to the Board of Managers. The Sales Representation Agreement requires payment for all coal mined removed and sold by the Company, including any coal passed through Armstrong contracts.
Notwithstanding any provision of this Agreement, neither Member is making any representation or warranty concerning the condition or quality of its properties being contributed hereunder, and neither Member shall be determined to have failed to remit its capital contributions or be liable to the Company or the other Member based on any subsequent determination that any portion of the Member’s capital contributions consisting of owned or leased real property is unable to be used, developed or mined for any reason or is not used, mined and/or developed for any reason or the Member’s title to any such property is found to be defective or the estimated tonnages of any coal reserves provided for herein are determined to be inaccurate or due to any aspect of the condition, fitness or serviceability of any of the Equipment, Buildings, or other facilities described herein. The Members agree that certain surface properties (being those tracts subdivided by the “New Division Line”) to be contributed to the Company by Armstrong will be surveyed to effectively subdivide the tracts and that neither Member will be entitled to seek adjustment of their respective Percentage Interests in the Company or otherwise be liable to the Company or the other Member by reason of any determination of any deviation between the representations contained in the lease and the surveyed acreage of those surface properties.

EXHIBIT B
COMPREHENSIVE MINING AREA

Comprehensive Mining Area
Comprehensive Mining Area
Scale: 1"=7,000'
Comprehensive Mining Area
Muhlenberg County, KY

EXHIBIT B TO OPERATING AGREEMENT

EXHIBIT C
EXCLUSION AREAS